                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07140

                          Van Kampen Series Funds, Inc.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


              1221 Avenue of the Americas, New York, New York 10020
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


                                 Ronald Robison
              1221 Avenue of the Americas, New York, New York 10020
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000

Date of fiscal year end:  6/30

Date of reporting period:  12/31/03

Item 1. Reports to Shareholders.

The Trust's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

VAN KAMPEN
AMERICAN VALUE FUND


SEMIANNUAL REPORT


DECEMBER 31, 2003

[PHOTO OF MAN FISHING]

[PHOTO OF MAN/WOMAN DANCING AT WEDDING]

[PHOTO OF MAN/GIRL SAILING]

[PHOTO OF MAN/WOMAN WALKING]

ENJOY LIFE'S TRUE WEALTH


[VAN KAMPEN INVESTMENTS LOGO]

GENERATION OF EXPERIENCE(SM)

PRIVACY NOTICE INFORMATION ON THE BACK.

WELCOME, SHAREHOLDER

In this report, you'll learn about how your investment in Van Kampen American Value Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of December 31, 2003.


This material must be preceded or accompanied by a prospectus for the fund being offered.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the fund will achieve its investment objective. The fund is subject to market risk which is the possibility that the market values of securities owned by the fund will decline and, therefore, the value of the fund shares may be less than what you paid for them. Accordingly, you can lose money investing in this fund. Please see the prospectus for more complete information on investment risks.

         NOT FDIC INSURED   OFFER NO BANK GUARANTEE       MAY LOSE VALUE
         NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY     NOT A DEPOSIT

PERFORMANCE SUMMARY

AVERAGE ANNUAL TOTAL RETURNS

                        A SHARES              B SHARES               C SHARES
                     SINCE 10/18/93        SINCE 08/01/95         SINCE 10/18/93
-------------------------------------------------------------------------------------
AVERAGE ANNUAL    W/O SALES    W/SALES   W/O SALES   W/SALES   W/O SALES   W/SALES
TOTAL RETURNS      CHARGES     CHARGES    CHARGES    CHARGES    CHARGES    CHARGES
Since Inception      10.42%      9.79%      9.86%      9.86%      9.65%       9.65%

10-year              10.62       9.97         --         --       9.85        9.85

5-year                4.26       3.03       3.47       3.21       3.60        3.60

1-year               40.83      32.75      39.85      34.85      40.62       39.62

6-month              22.79      15.72      22.38      17.38      22.34       21.34

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, and fund shares, when redeemed, may be worth more or less than their original cost. The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses.

As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and 1.00 percent for Class B and C shares. The since-inception return for Class B shares reflect its conversion into Class A shares seven years after purchase. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the fund's returns would have been lower.

The Russell Midcap(R) Value Index measures the performance of those Russell Midcap(R) Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2500(TM) Index measures the performance of the smallest 2,500 companies of the Russell 3000(R) Index. The Russell 2500(TM) Value Index measures the performance of those Russell 2500(TM) Index companies with lower price-to-book ratios and lower forecasted growth values. The indexes do not included any expenses, fees, or sales charges, which would lower performance. The indexes are unmanaged and should not be considered an investment.

FUND REPORT
FOR THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2003

Van Kampen American Value Fund is managed by the adviser's Equity Income team.(1) Current members include James A. Gilligan, Managing Director; James O. Roeder, Executive Director; Tom Bastian, Vice President; Sergio Marcheli, Vice President; and Vincent E. Vizachero, Senior Associate. Prior to September 30, 2003, the fund was managed by the subadviser's Small/Mid-Cap Value team.

MARKET CONDITIONS

During the six-month period, the stock-market recovery that began in the spring continued to take shape. The Federal Reserve Board continued to maintain interest rates at a 45-year historical low. With mounting geopolitical risk no longer a primary concern for U.S. investors, accommodative monetary and fiscal policy helped buoy corporate profits and supported spending by consumers and businesses alike. As did several other high-profile corporate scandals that broke during 2003, the latest--mutual-fund market timing--went largely ignored by the stock market.

In this environment, all market sectors performed strongly, led by more economically sensitive groups such as information technology, materials, and consumer discretionary. In addition, small to medium-sized stocks, in which the fund primarily invests, generally outperformed large-cap stocks. Historically, in the early stages of a recovery, investors have tended to favor the more-nimble stocks found in the small- and mid-cap range, and we saw a continuation of this trend during the period.

After value-style investments dominated during the bear market of the past few years, the performance gap between growth and value has narrowed. Although we believe this to be a sign of a healthier stock market, the market's run-up over the past year has meant shrinking opportunities for our value-style of investing. As stock prices rose, and valuations became more extended, we found fewer stocks meeting our low-valuation criteria. Furthermore, toward the end of the period, earnings expectations began to rise beyond what we would comfortably consider an attractive risk-reward balance, creating the potential for disappointments if such


TOTAL RETURN FOR THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2003

                              RUSSELL MIDCAP(R)  RUSSELL 2500(TM)   RUSSELL 2500(TM)
CLASS A   CLASS B   CLASS C     VALUE INDEX           INDEX          VALUE INDEX
  22.79%    22.38%    22.34%           22.07%             24.45%            25.47%

The performance for the three share classes varies because each has different expenses. The fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and an index definition.

(1) Team members may change at any time without notice.

high expectations are not met. We were also concerned about the potential for rising interest rates in the bond market, which could put downward pressure on the stock market.

PERFORMANCE ANALYSIS

Van Kampen American Value Fund posted a strong gain of 22.79 percent (Class A shares unadjusted for sales charge) for the six-month period ended December 31, 2003. The fund's benchmark indexes, the Russell Midcap(R) Value Index, the Russell 2500(TM) Index, and the Russell 2500(TM) Value Index, which returned
22.07 percent, 24.45 percent, and 25.47 percent, respectively, for the same period.

The fund's main performance drivers during the period were its financials stocks. For example, Sovereign Bancorp and ACE Ltd. were the fund's top-performing holdings. Sovereign is a mid-tier regional bank whose executives, we believe, have managed the company well. Its stock price received an extra boost when Bank of America announced it would buy Fleet Boston, as many smaller banks rallied on hopes of additional future consolidations. ACE is an insurance and reinsurance provider that has cut costs, improved its business fundamentals, expanded its profit margins, and generally cleaned up its balance sheet. During the period, ACE's stock price rose as reinsurance companies benefited from increased pricing power.

Although the fund performed well during the period, some of the fund's holdings detracted from performance. Following the fund's management team change on September 30, 2003, we moved the portfolio more in line with our investment strategy. We seek small and mid-sized, undervalued companies that have a positive catalyst for change. We sold those holdings that did not meet our investment criteria. In so doing, the fund took a loss in certain holdings such as O'Charley's, a regional restaurant chain in the Southeast and Midwest that had been linked to the

TOP 10 HOLDINGS AS OF 12/31/03

ACE Ltd                               4.1%
Goodrich Corp                         3.6
Sovereign Bancorp Inc                 3.6
Watson Pharmaceuticals Inc            3.5
Bausch & Lomb Inc                     3.4
Cadence Design Systems Inc            3.1
International Flavors &
Fragrances Inc                        3.1
AON Corp                              3.0
Edison International                  3.0
Hubbell Inc                           2.9

TOP 10 INDUSTRIES AS OF 12/31/03

Electric Utilities                    7.7%
Property & Casualty                   7.2
Health Care Equipment                 5.5
Insurance Brokers                     5.1
Data Processing &
Outsourcing Services                  4.4
Other Diversified Financial Services  4.0
Diversified Chemicals                 3.9
Oil & Gas Drilling                    3.6
Aerospace & Defense                   3.6
Thrifts & Mortgage Finance            3.6

Subject to change daily. All percentages are as a percentage of long-term investments. Provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned or securities in the industries shown above. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Hepatitis A outbreak caused by contaminated green onions. Similarly, Footstar, a family footwear retailer that operates footwear departments in K-Mart and Spiegel and owns Footaction and Just For Feet stores, had languished in September when the company fired its CEO over accounting irregularities.

We will continue to build the portfolio with stocks that we believe offer compelling values and a catalyst for turnaround.

THERE IS NO GUARANTEE THAT THE SECURITIES MENTIONED WILL CONTINUE TO PERFORM WELL OR BE HELD BY THE FUND IN THE FUTURE.

ANNUAL HOUSEHOLDING NOTICE

     To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

PROXY VOTING POLICIES AND PROCEDURES

     A description of the fund's policies and procedures with respect to the voting of proxies relating to the fund's portfolio securities is available without charge, upon request, by calling 1-800-847-2424. This information is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS               THE FOLLOWING PAGES DETAIL YOUR FUND'S
DECEMBER 31, 2003 (UNAUDITED)         PORTFOLIO OF INVESTMENTS AT THE END OF THE
                                      REPORTING PERIOD.

                                                                            MARKET
DESCRIPTION                                                      SHARES      VALUE
COMMON STOCKS  97.1%
ADVERTISING  2.4%
Interpublic Group Cos., Inc. (a)                                586,550  $  9,150,180
                                                                         ------------

AEROSPACE & DEFENSE  3.5%
Goodrich Corp.                                                  452,830    13,444,523
                                                                         ------------

APPLICATION SOFTWARE  3.0%
Cadence Design Systems, Inc. (a)                                657,310    11,818,434
                                                                         ------------

COMMERCIAL PRINTING  2.6%
Valassis Communications, Inc. (a)                               338,270     9,928,224
                                                                         ------------

CONSUMER FINANCE  0.2%
Nelnet Inc., Class A (a)                                         43,600       976,640
                                                                         ------------

DATA PROCESSING & OUTSOURCING SERVICES  4.2%
BISYS Group, Inc. (a)                                           570,520     8,489,338
Sabre Holdings Corp., Class A                                   368,860     7,963,687
                                                                         ------------
                                                                           16,453,025
                                                                         ------------

DIVERSIFIED CHEMICALS  3.8%
Hercules, Inc. (a)                                              486,610     5,936,642
Lyondell Chemical Co.                                           509,000     8,627,550
                                                                         ------------
                                                                           14,564,192
                                                                         ------------

DIVERSIFIED COMMERCIAL SERVICES  2.1%
Equifax, Inc.                                                   327,390     8,021,055
                                                                         ------------

ELECTRIC UTILITIES  7.5%
Edison International                                            511,740    11,222,458
Pinnacle West Capital Corp.                                     194,300     7,775,886
Wisconsin Energy Corp.                                          302,810    10,128,994
                                                                         ------------
                                                                           29,127,338
                                                                         ------------

EMPLOYMENT SERVICES  2.2%
Manpower, Inc.                                                  182,960     8,613,757
                                                                         ------------

HEALTH CARE EQUIPMENT  5.3%
Applera Corp. - Applied Biosystems Group                        378,540     7,839,563
Bausch & Lomb, Inc.                                             244,150    12,671,385
                                                                         ------------
                                                                           20,510,948
                                                                         ------------

HEALTH CARE FACILITIES  2.5%
Tenet Healthcare Corp. (a)                                      595,520     9,558,096
                                                                         ------------

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2003 (UNAUDITED)

                                                                            MARKET
DESCRIPTION                                                      SHARES      VALUE
HEALTH CARE SERVICES  2.3%
IMS Health, Inc.                                                365,800  $  9,093,788
                                                                         ------------

HEAVY ELECTRICAL EQUIPMENT  2.8%
Hubbell, Inc., Class B                                          248,840    10,973,844
                                                                         ------------

HOTELS  1.0%
Starwood Hotels & Resorts Worldwide, Inc.                       109,440     3,936,557
                                                                         ------------

INSURANCE BROKERS  5.0%
AON Corp.                                                       477,360    11,427,998
Arthur J. Gallagher & Co.                                       241,380     7,842,436
                                                                         ------------
                                                                           19,270,434
                                                                         ------------

INTERNET SOFTWARE & SERVICES  2.0%
BearingPoint, Inc. (a)                                          769,470     7,763,952
                                                                         ------------

LIFE & HEALTH INSURANCE  2.1%
UnumProvident Corp.                                             520,030     8,200,873
                                                                         ------------

MULTI-LINE INSURANCE  0.7%
Horace Mann Educators Corp.                                     185,300     2,588,641
                                                                         ------------

OIL & GAS DRILLING  3.5%
GlobalSantaFe Corp.                                             329,380     8,178,505
Transocean, Inc. (a)                                            224,620     5,393,126
                                                                         ------------
                                                                           13,571,631
                                                                         ------------

OIL & GAS REFINING & MARKETING  2.4%
Valero Energy Corp.                                             200,870     9,308,316
                                                                         ------------

OTHER DIVERSIFIED FINANCIAL SERVICES  3.9%
A.G. Edwards, Inc.                                              135,480     4,908,440
Convergys Corp. (a)                                             588,010    10,266,655
                                                                         ------------
                                                                           15,175,095
                                                                         ------------

PACKAGED FOODS  2.0%
Hormel Foods Corp.                                              293,750     7,581,688
                                                                         ------------

PAPER PACKAGING  2.3%
Temple-Inland, Inc.                                             141,010     8,837,097
                                                                         ------------

PHARMACEUTICALS  3.4%
Watson Pharmaceuticals, Inc. (a)                                286,580    13,182,680
                                                                         ------------

PROPERTY & CASUALTY  7.0%
ACE Ltd. (Bermuda)                                              371,210    15,375,518
Aspen Insurance Holdings, Ltd. (Bermuda) (a)                     41,600     1,032,096

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2003 (UNAUDITED)

                                                                            MARKET
DESCRIPTION                                                      SHARES      VALUE
PROPERTY & CASUALTY (CONTINUED)
Chubb Corp.                                                     156,630  $ 10,666,503
                                                                         ------------
                                                                           27,074,117
                                                                         ------------

PUBLISHING  3.3%
Reuters Group PLC-ADR (United Kingdom)                          137,360     3,486,197
Scholastic Corp. (a)                                            269,510     9,174,120
                                                                         ------------
                                                                           12,660,317
                                                                         ------------

REAL ESTATE INVESTMENT TRUSTS  0.0%
Catellus Development Corp.                                        3,493        84,251
                                                                         ------------

REGIONAL BANKS  2.1%
National Commerce Financial Corp.                               303,410     8,277,025
                                                                         ------------

RESTAURANTS  2.6%
Wendy's International, Inc.                                     257,370    10,099,199
                                                                         ------------

SPECIALTY CHEMICALS  3.0%
International Flavors & Fragrances, Inc.                        329,380    11,501,950
                                                                         ------------

SPECIALTY STORES  2.9%
Borders Group, Inc.                                             352,610     7,729,211
Office Depot, Inc. (a)                                          211,350     3,531,659
                                                                         ------------
                                                                           11,260,870
                                                                         ------------

THRIFTS & MORTGAGE FINANCE  3.5%
Sovereign Bancorp, Inc.                                         564,030    13,395,713
                                                                         ------------

TOTAL LONG-TERM INVESTMENTS  97.1%
   (Cost $347,015,623)                                                    376,004,450

REPURCHASE AGREEMENT  3.3%
State Street Bank & Trust Co. ($12,650,000 par collateralized by U.S. Government obligations in a pooled cash account,
   dated 12/31/03, to be sold on 01/02/04 at $12,650,228)
   (Cost $12,650,000)                                                      12,650,000
                                                                         ------------

TOTAL INVESTMENTS  100.4%
   (Cost $359,665,623)                                                    388,654,450

LIABILITIES IN EXCESS OF OTHER ASSETS  (0.4%)                              (1,403,905)
                                                                         ------------

NET ASSETS  100.0%                                                       $387,250,545
                                                                         ============

(a) Non-income producing security as this stock currently does not declare dividends.

ADR--American Depositary Receipt

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2003 (UNAUDITED)

ASSETS:
Total Investments (Cost $359,665,623)                                    $388,654,450
Cash                                                                              102
Receivables:
   Dividends                                                                  617,988
   Fund Shares Sold                                                           366,158
   Interest                                                                       228
Other                                                                          67,325
                                                                         ------------
     Total Assets                                                         389,706,251
                                                                         ------------
LIABILITIES:
Payables:
   Fund Shares Repurchased                                                  1,505,812
   Distributor and Affiliates                                                 401,745
   Investment Advisory Fee                                                    272,745
Accrued Expenses                                                              192,824
Trustees' Deferred Compensation and Retirement Plans                           82,580
                                                                         ------------
     Total Liabilities                                                      2,455,706
                                                                         ------------
NET ASSETS                                                               $387,250,545
                                                                         ============

NET ASSETS CONSIST OF:
Capital (Par value of $.001 per share with 1,125,000,000 shares
  authorized)                                                            $448,430,103
Net Unrealized Appreciation                                                28,988,827
Accumulated Undistributed Net Investment Income                              (897,212)
Accumulated Net Realized Loss                                             (89,271,173)
                                                                         ------------
NET ASSETS                                                               $387,250,545
                                                                         ============

MAXIMUM OFFERING PRICE PER SHARE:
   Class A Shares:
     Net asset value and redemption price per share (Based on net assets of $162,460,841 and 7,633,116 shares of beneficial interest issued
     and outstanding)                                                    $      21.28
     Maximum sales charge (5.75%* of offering price)                             1.30
                                                                         ------------
     Maximum offering price to public                                    $      22.58
                                                                         ============

   Class B Shares:
     Net asset value and offering price per share (Based on net assets of $161,622,610 and 8,009,688 shares of beneficial interest issued
     and outstanding)                                                    $      20.18
                                                                         ============

   Class C Shares:
     Net asset value and offering price per share (Based on net assets of $63,167,094 and 3,108,590 shares of beneficial interest issued
     and outstanding)                                                    $      20.32
                                                                         ============

* On sales of $50,000 or more, the sales charge will be reduced.

                                               SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2003 (UNAUDITED)

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $690)                      $ 2,473,178
Interest                                                                       25,995
                                                                          -----------
     Total Income                                                           2,499,173
                                                                          -----------
EXPENSES:
Investment Advisory Fee                                                     1,552,026
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C
  of $187,272, $773,485 and $299,864, respectively)                         1,260,621
Shareholder Services                                                          493,736
Custody                                                                        39,762
Legal                                                                          19,581
Trustees' Fees and Related Expenses                                             9,552
Other                                                                         136,160
                                                                          -----------
     Total Expenses                                                         3,511,438
     Expense Reduction                                                          3,303
     Less Credits Earned on Cash Balances                                         942
                                                                          -----------
     Net Expenses                                                           3,507,193
                                                                          -----------
NET INVESTMENT LOSS                                                       $(1,008,020)
                                                                          ===========

REALIZED AND UNREALIZED GAIN/LOSS:

Net Realized Gain                                                         $84,103,896
                                                                          -----------
Unrealized Appreciation/Depreciation:
   Beginning of the Period                                                 38,257,867
   End of the Period                                                       28,988,827
                                                                          -----------
Net Unrealized Depreciation During the Period                              (9,269,040)
                                                                          -----------
NET REALIZED AND UNREALIZED GAIN                                          $74,834,856
                                                                          ===========

NET INCREASE IN NET ASSETS FROM OPERATIONS                                $73,826,836
                                                                          ===========

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                        SIX MONTHS ENDED      YEAR ENDED
                                                        DECEMBER 31, 2003    JUNE 30, 2003
                                                        ----------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss                                       $ (1,008,020)     $  (1,334,857)
Net Realized Gain/Loss                                      84,103,896        (45,313,964)
Net Unrealized Appreciation/Depreciation
   During the Period                                        (9,269,040)        20,907,206
                                                          ------------      -------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES         73,826,836        (25,741,615)
                                                          ------------      -------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold                                   26,693,697         76,144,866
Cost of Shares Repurchased                                 (51,900,352)      (181,922,560)
                                                          ------------      -------------

NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS         (25,206,655)      (105,777,694)
                                                          ------------      -------------
TOTAL INCREASE/DECREASE IN NET ASSETS                       48,620,181       (131,519,309)

NET ASSETS:
Beginning of the Period                                    338,630,364        470,149,673
                                                          ------------      -------------
End of the Period (Including accumulated undistributed
   net investment income of ($897,212) and $110,808,
   respectively)                                          $387,250,545      $ 338,630,364
                                                          ============      =============

                                               SEE NOTES TO FINANCIAL STATEMENTS

                                      THE FOLLOWING SCHEDULE PRESENTS FINANCIAL
FINANCIAL HIGHLIGHTS                  HIGHLIGHTS FOR ONE SHARE OF THE FUND
(UNAUDITED)                           OUTSTANDING THROUGHOUT THE
                                      PERIODS INDICATED.

                                          SIX
                                         MONTHS
                                          ENDED                           YEAR ENDED JUNE 30,
                                      DECEMBER 31,    ----------------------------------------------------------
CLASS A SHARES                           2003 (a)      2003 (a)      2002 (a)    2001 (a)    2000 (a)   1999 (a)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                             $17.33       $17.68        $19.46      $23.03      $23.58     $21.34
                                            ------       ------        ------      ------      ------     ------
  Net Investment Income/Loss                  (.01)         -0-(c)       (.05)       (.02)       (.08)       .01
  Net Realized and Unrealized
    Gain/Loss                                 3.96         (.35)        (1.73)      (1.97)       1.09       3.43
                                            ------       ------        ------      ------      ------     ------
Total from Investment Operations              3.95         (.35)        (1.78)      (1.99)       1.01       3.44
Less Distributions from Net
  Realized Gain                                -0-          -0-           -0-        1.58        1.56       1.20
                                            ------       ------        ------      ------      ------     ------
NET ASSET VALUE, END OF THE PERIOD          $21.28       $17.33        $17.68      $19.46      $23.03     $23.58
                                            ======       ======        ======      ======      ======     ======

Total Return * (b)                          22.79%**     -2.04%        -9.14%      -8.47%       4.62%     17.41%
Net Assets at End of the Period
  (In millions)                             $162.5       $135.0        $193.0      $323.9      $434.8     $343.0
Ratio of Expenses to Average
  Net Assets *                               1.48%        1.49%         1.46%       1.46%       1.47%      1.49%
Ratio of Net Investment Income/Loss
  to Average Net Assets *                    (.10%)       (.03%)        (.25%)      (.13%)      (.33%)      .03%
Portfolio Turnover                            134%**       124%          133%        211%        272%       283%

* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

    Ratio of Expenses to Average
    Net Assets                               1.48%        1.52%          N/A          N/A         N/A        N/A
    Ratio of Net Investment Loss to
    Average Net Assets                       (.11%)       (.06%)         N/A          N/A         N/A        N/A

**  Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Amount is less than $.01 per share.

N/A=Not Applicable

SEE NOTES TO FINANCIAL STATEMENTS

                                      THE FOLLOWING SCHEDULE PRESENTS FINANCIAL
FINANCIAL HIGHLIGHTS                  HIGHLIGHTS FOR ONE SHARE OF THE FUND
(UNAUDITED)                           OUTSTANDING THROUGHOUT THE
                                      PERIODS INDICATED.

                                          SIX
                                         MONTHS
                                          ENDED                           YEAR ENDED JUNE 30,
                                      DECEMBER 31,    ----------------------------------------------------------
CLASS B SHARES                          2003 (a)       2003 (a)      2002 (a)    2001 (a)    2000 (a)   1999 (a)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                             $16.49       $16.95        $18.81      $22.48      $23.23     $21.20
                                            ------       ------        ------      ------      ------     ------
  Net Investment Loss                         (.08)        (.11)         (.18)       (.17)       (.25)      (.14)
  Net Realized and Unrealized
    Gain/Loss                                 3.77         (.35)        (1.68)      (1.92)       1.06       3.37
                                            ------       ------        ------      ------      ------     ------
Total from Investment Operations              3.69         (.46)        (1.86)      (2.09)        .81       3.23
Less Distributions from Net
  Realized Gain                                -0-          -0-           -0-        1.58        1.56       1.20
                                            ------       ------        ------      ------      ------     ------
NET ASSET VALUE, END OF THE PERIOD          $20.18       $16.49        $16.95      $18.81      $22.48     $23.23
                                            ======       ======        ======      ======      ======     ======

Total Return * (b)                          22.38%**     -2.77%        -9.84%      -9.20%       3.85%     16.50%
Net Assets at End of the Period
  (In millions)                             $161.6       $145.7        $198.4      $263.9      $356.7     $341.9
Ratio of Expenses to Average
  Net Assets *                               2.23%        2.25%         2.21%       2.21%       2.21%      2.24%
Ratio of Net Investment Loss to
  Average Net Assets *                       (.87%)       (.79%)       (1.00%)      (.88%)     (1.06%)     (.72%)
Portfolio Turnover                            134%**       124%          133%        211%        272%       283%

* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

    Ratio of Expenses to Average
    Net Assets                               2.24%        2.27%           N/A         N/A         N/A        N/A
    Ratio of Net Investment Loss to
    Average Net Assets                       (.87%)       (.81%)          N/A         N/A         N/A        N/A

**  Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A=Not Applicable

                                               SEE NOTES TO FINANCIAL STATEMENTS

                                      THE FOLLOWING SCHEDULE PRESENTS FINANCIAL
FINANCIAL HIGHLIGHTS                  HIGHLIGHTS FOR ONE SHARE OF THE FUND
(UNAUDITED)                           OUTSTANDING THROUGHOUT THE
                                      PERIODS INDICATED.

                                      SIX
                                    MONTHS
CLASS C SHARES                       ENDED                           YEAR ENDED JUNE 30,
                                  DECEMBER 31,      --------------------------------------------------------------------
                                    2003 (a)          2003 (a)          2002 (a)      2001 (a)     2000 (a)     1999 (a)
                                  --------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
 OF THE PERIOD                          $16.61          $16.97             $18.82       $22.49       $23.24       $21.20
                                        ------          ------             ------       ------       ------       ------
 Net Investment Loss                      (.08)           (.03)              (.18)        (.18)        (.25)        (.14)
 Net Realized and Unrealized
  Gain/Loss                               3.79            (.33)             (1.67)       (1.91)        1.06         3.38
                                        ------          ------             ------       ------       ------       ------
Total from Investment
 Operations                               3.71            (.36)             (1.85)       (2.09)         .81         3.24
Less Distributions from Net
 Realized Gain                             -0-             -0-                -0-         1.58         1.56         1.20
                                        ------          ------             ------       ------       ------       ------
NET ASSET VALUE, END OF
 THE PERIOD                             $20.32          $16.61             $16.97       $18.82       $22.49       $23.24
                                        ======          ======             ======       ======       ======       ======

Total Return * (b)                      22.34%**(d)     -2.18%(c)(d)       -9.82%       -9.14%        3.80%       16.55%
Net Assets at End of the
 Period (In millions)                   $ 63.2          $ 57.9             $ 78.8       $118.6       $192.7       $165.4
Ratio of Expenses to Average
 Net Assets *                            2.22%(d)        2.24%(d)           2.21%        2.21%        2.21%        2.24%
Ratio of Net Investment Loss to
 Average Net Assets *                    (.86%)(d)       (.22%)(c)(d)      (1.00%)       (.88%)      (1.06%)       (.72%)
Portfolio Turnover                        134%**          124%               133%         211%         272%         283%

* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

    Ratio of Expenses to Average
    Net Assets                           2.22%(d)        2.26%(d)             N/A          N/A          N/A          N/A
    Ratio of Net Investment Loss to
    Average Net Assets                   (.86%)(d)       (.24%)(c) (d)        N/A          N/A          N/A          N/A

**  Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Certain non-recurring payments were made to Class C Shares, resulting in an increase to the Total Return and Ratio of Net Investment Loss to Average Net Assets of .48% and .56%, respectively.

(d) The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Loss to Average Net Assets reflect the refund of certain 12b-1 fees during the period.

N/A=Not Applicable

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2003 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

The Van Kampen American Value Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's primary investment objective is to seek to provide a high total return by investing in equity securities of small- to medium-sized corporations. The Fund commenced operations on October 18, 1993. The Fund began offering the current Class B Shares on August 1, 1995. Class B Shares held prior to May 1, 1995 were renamed Class C Shares. Effective November 30, 2003, the Fund's investment adviser, Van Kampen Investment Advisory Corp. merged into its affiliate Van Kampen Asset Management.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange are valued at the latest quoted sales price. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Forward foreign currency contracts are valued using quoted foreign exchange rates. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the "Adviser"), or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the fund

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2003 (UNAUDITED)

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees, which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains or net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

     The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2003, the Fund had an accumulated capital loss carryforward for tax purposes of $153,224,855, which will expire between June 30, 2009 and June 30, 2011.

     At December 31, 2003, the cost and related gross unrealized appreciation and depreciation are as follows:

   Cost of investments for tax purposes                                  $363,468,826
                                                                         ============
   Gross tax unrealized appreciation                                     $ 27,867,780
   Gross tax unrealized depreciation                                       (2,682,156)
                                                                         ------------
   Net tax unrealized appreciation on investments                        $ 25,185,624
                                                                         ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends quarterly from net investment income, as necessary. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

     Net realized gains or losses may differ for financial and tax reporting purposes as a result of the deferral of losses relating to wash sale transactions and distributions received from real estate investment trusts.

F. EXPENSE REDUCTIONS During the six months ended December 31, 2003, the Fund's custody fee was reduced by $942 as a result of credits earned on cash balances.

G. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS The Fund may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2003 (UNAUDITED)

value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation/depreciation on foreign currency translation.

     Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                                  % PER ANNUM
First $1 billion                                                              0.85%
Next $500 million                                                             0.80%
Over $1.5 billion                                                             0.75%

     For the six months ended December 31, 2003, the Fund recognized expenses of approximately $9,700, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

     Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended December 31, 2003, the Fund recognized expenses of approximately $23,200 representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

     Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended December 31, 2003, the Fund recognized expenses of approximately $418,300 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Directors.

     The Adviser has agreed to reimburse the Fund to the extent the total accounting, transfer agency and sub-transfer agency fees exceed 0.25% of the average daily net assets of the Fund. For the six months ended December 31, 2003, the Adviser reimbursed $3,303 of these fees. This reimbursement is voluntary in nature and can be discontinued at the Adviser's discretion.

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2003 (UNAUDITED)

     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

     The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the shares of those funds selected by the directors. Investments in such funds of $52,665 are included in "Other" assets on the Statement of Assets and Liabilities at December 31, 2003. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At December 31, 2003, capital aggregated $192,637,867, $187,244,724 and
$68,547,512 for Classes A, B, and C, respectively. For the six months ended December 31, 2003, transactions were as follows:

                                                   SHARES         VALUE
Sales:
  Class A                                           969,999    $ 18,557,044
  Class B                                           322,010       5,916,664
  Class C                                           121,621       2,219,989
                                                 ----------    ------------
Total Sales                                       1,413,630    $ 26,693,697
                                                 ==========    ============
Repurchases:
  Class A                                        (1,126,712)   $(21,733,915)
  Class B                                        (1,150,079)    (21,020,092)
  Class C                                          (500,633)     (9,146,345)
                                                 ----------    ------------
Total Repurchases                                (2,777,424)   $(51,900,352)
                                                 ==========    ============

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2003 (UNAUDITED)

     At June 30, 2003, capital aggregated $195,814,738, $202,348,152 and
$75,473,868 for Classes A, B, and C, respectively. For the year ended June 30, 2003, transactions were as follows:

                                                   SHARES         VALUE
Sales:
  Class A                                         4,415,074    $  67,247,898
  Class B                                           468,259        6,931,858
  Class C                                           133,768        1,965,110
                                                -----------    -------------
Total Sales                                       5,017,101    $  76,144,866
                                                ===========    =============

Repurchases:
  Class A                                        (7,540,255)   $(114,757,158)
  Class B                                        (3,335,037)     (48,520,331)
  Class C                                        (1,287,483)     (18,645,071)
                                                -----------    -------------
Total Repurchases                               (12,162,775)   $(181,922,560)
                                                ===========    =============

     Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the six months ended December 31, 2003 and the year ended June 30, 2003, 24,428 and 116,808 Class B Shares automatically converted to Class A Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a CDSC. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                                                 CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                   AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                  SUBJECT TO CHARGE
                                                               -----------------------
YEAR OF REDEMPTION                                             CLASS B         CLASS C
First                                                            5.00%           1.00%
Second                                                           4.00%            None
Third                                                            3.00%            None
Fourth                                                           2.50%            None
Fifth                                                            1.50%            None
Sixth and Thereafter                                              None            None

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2003 (UNAUDITED)

     For the six months ended December 31, 2003, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $20,900 and CDSC on redeemed shares of approximately $62,900. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $474,635,621 and $507,815,522, respectively.

5. DISTRIBUTIONS AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

     Annual fees under the Plans of up to 0.25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. These amounts of distribution expenses incurred by Van Kampen and not yet reimbursed ("unreimbursed receivable") was approximately $1,366,900 and $0 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, any excess 12b-1 fees will be refunded to the Fund on a quarterly basis.

     Included in the fees for the six months ended December 31, 2003 are payments retained by Van Kampen of approximately $628,000 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $78,700.

6. LEGAL MATTERS

The Adviser, certain affiliates of the Adviser and certain investment companies advised by the Adviser or its affiliates, including the Fund, are named as defendants in a number of recently filed, similar class action complaints. These complaints generally allege that defendants, including the Fund, violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Adviser and certain affiliates of the Adviser allegedly offered economic incentives to brokers and others to steer investors to the funds advised by the Adviser or its affiliates rather than funds managed by other companies, and (ii) that the funds advised by the Adviser or its affiliates, including the Fund, allegedly paid excessive commissions to brokers in return for their alleged efforts to steer investors to these funds. The complaints seek, among other things, unspecified compensatory damages, rescissionary damages, fees and costs. The defendants intend to move to dismiss these actions and otherwise vigorously to defend them. While the Fund believes that it has meritorious defenses, the ultimate outcome of these matters is not presently determinable at this early stage of the litigation, and no provision has been made in the Fund's financial statements for the effect, if any, of these matters.

BOARD OF DIRECTORS AND IMPORTANT ADDRESSES
VAN KAMPEN AMERICAN VALUE FUND

BOARD OF DIRECTORS

DAVID C. ARCH

J. MILES BRANAGAN

JERRY D. CHOATE

ROD DAMMEYER

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

HOWARD J KERR

MITCHELL M. MERIN *

JACK E. NELSON

RICHARD F. POWERS, III *

HUGO F. SONNENSCHEIN

WAYNE W. WHALEN * - Chairman

SUZANNE H. WOOLSEY


INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1221 Avenue of the Americas
New York, New York 10020

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
P.O. Box 1173
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELLOITTE & TOUCHE LLP
180 N. Stetson Avenue
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

VAN KAMPEN
PRIVACY NOTICE

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you conduct with us, our affiliates, or third parties. We may also collect information you provide when using our Web site, and text files (also known as "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.


                                          Van Kampen Funds Inc.
                                          1 Parkview Plaza, P.O. Box 5555
                                          Oakbrook Terrace, IL 60181-5555
                                          www.vankampen.com


                          [VAN KAMPEN INVESTMENTS LOGO]

                          GENERATIONS OF EXPERIENCE(SM)

                     Copyright(C)2004 Van Kampen Funds Inc. All rights reserved. Member NASD/SIPC. 453, 553, 653
                     MSAV SAR 2/04   13565B04-AP-2/04

VAN KAMPEN
EMERGING MARKETS FUND

SEMIANNUAL REPORT


DECEMBER 31, 2003

[PHOTO OF MAN FISHING]

[PHOTO OF MAN/WOMAN DANCING AT WEDDING]

[PHOTO OF MAN/GIRL SAILING]

[PHOTO OF MAN/WOMAN WALKING]

ENJOY LIFE'S TRUE WEALTH


[VAN KAMPEN INVESTMENTS LOGO]

GENERATIONS OF EXPERIENCE(SM)

PRIVACY NOTICE INFORMATION ON THE BACK.

                              WELCOME, SHAREHOLDER

   In this report, you'll learn about how your investment in Van Kampen Emerging Markets Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of December 31, 2003.

   This material must be preceded or accompanied by a prospectus for the fund being offered.

   Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the fund will achieve its investment objective. The fund is subject to market risk which is the possibility that the market values of securities owned by the fund will decline and, therefore, the value of the fund shares may be less than what you paid for them. Accordingly, you can lose money investing in this fund. Please see the prospectus for more complete information on investment risks.

      NOT FDIC INSURED      OFFER NO BANK GUARANTEE      MAY LOSE VALUE
      NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY       NOT A DEPOSIT

PERFORMANCE SUMMARY


AVERAGE ANNUAL TOTAL RETURNS

                          A SHARES                B SHARES                 C SHARES
                       SINCE 07/06/94          SINCE 08/01/95           SINCE 07/06/94
-----------------------------------------------------------------------------------------
AVERAGE ANNUAL      W/O SALES    W/SALES     W/O SALES   W/SALES     W/O SALES   W/SALES
TOTAL RETURNS        CHARGES     CHARGES      CHARGES    CHARGES      CHARGES    CHARGES
Since Inception        1.15%       0.52%        1.77%      1.77%        0.44%      0.44%

5-year                11.15        9.85        10.38      10.18        10.41      10.41

1-year                55.13       46.28        53.82      48.82        53.81      52.81

6-month               36.30       28.43        35.71      30.71        35.57      34.57

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, and fund shares, when redeemed, may be worth more or less than their original cost. The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses.

As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and 1.00 percent for Class B and C shares. The since inception return for Class B shares reflects its the conversion into Class A shares seven years after purchase. See footnote 3 in the Notes to Financial Statements for additional information. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the fund's returns would have been lower.

MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in 26 global emerging markets. The index does not include any expenses, fees, or sales charges. The index is unmanaged and should not be considered an investment.

FUND REPORT
FOR THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2003

The fund is managed by the adviser's Emerging Markets Equity team.(1) Current members of the team include Narayan Ramachandran, Ruchir Sharma, and Ashutosh Sinha, Managing Directors of the adviser.

MARKET ENVIRONMENT

The emerging-markets asset class led global equity markets in the six months ended December 31, 2003, a period in which nine of the top 10 performing markets were from this group. The emerging markets were boosted by a combination of improving domestic economies, strong export growth, accommodative global monetary policy and attractive valuations. Additionally, rebounding commodities prices were a key driver for emerging markets, notably in Peru, South Africa, and Chile. Despite some volatility in Russia during the time period, every major emerging market was in positive territory for the six months covered.

Latin America led the emerging-markets regions, where several countries posted strong gains. Peru was helped by gross domestic product (GDP) growth as well as its large exposure to commodities, particularly gold, which rose sharply in 2003. Chile was also boosted by its economy's leverage to commodities prices, though Mexico lagged the region as its performance was dampened by weak GDP growth. Brazil rose 63.6 percent on a combination of higher investor risk appetite, declining interest rates and inflation, and the general success of President Lula's new administration.

Asian markets also gained strongly during the six-month period, led by Thailand, China, India, and Indonesia. Strong domestic economic growth and improving fundamentals supported solid gains in these countries. The rapid growth of the Chinese economy resulted in the continued expansion of China's role as an export destination for the region, further bolstering the economies of its neighbors.

Turkey was the best performer of the EMEA (Europe, Middle East and Africa) region, as Turkish equities soared on signs of an improving economy, declining interest rates, falling inflation, and after securing additional support from the United States and the International Monetary Fund (IMF). Turkish banking stocks, geared to a consumer rebound, outperformed. Egypt was supported by increased stability and greater trade in the region. Hungary, Poland and the Czech Republic, markets which underperformed during the first half of the year, played catch-up in the fourth quarter as improving economic indicators and a more optimistic outlook emerged. The Israeli equities market was dragged down during the six-month period by the underperformance of Teva Pharmaceutical and the dissolution of the proposed peace plan.


(1) Team members may change at any time without notice.

PERFORMANCE ANALYSIS

Van Kampen Emerging Markets Fund outperformed its benchmark, returning 36.30 percent (Class A shares unadjusted for sales charge) compared to 34.45 percent for the MSCI Emerging Markets Index, for the six months ended December 31, 2003.

The fund's outperformance was driven by stock selection and country allocation, notably in Russia, South Korea, Indonesia, India, Malaysia and Taiwan. The fund was overweighted in Russia, relative to the benchmark. Here, we emphasized stocks in the materials, wireless and telecommunications sectors, all of which performed well. As was the case globally, Russian materials stocks were buoyed by high commodity and materials prices that rose in response to increased demand from China. Sustained high oil prices, strong GDP growth and high foreign exchange reserves further buoyed the Russian market. We also chose to have the fund hold a below-benchmark position in YUKOS, one of Russia's largest oil companies, out of concern for its ongoing financial health; the stock went on to underperform the rest of the market after the high-profile arrest of its CEO. An overweight stance in Turkey, one of the best-performing markets of 2003, also contributed to the fund's outperformance. As the risks of war in Iraq abated, Turkish equities were buoyed by the prospects of increased trade in the region, an improving economy and the help of U.S. and IMF aid.

The fund also benefited from its investments in the Thai market. The fund entered the period with an overweight in Thailand, and we added to this position based on the country's high GDP growth and ongoing consumer strength. Returns were also boosted by the fund's holdings of Thai construction companies, which gained in anticipation of government spending on infrastructure. Our strategy of underweighting key stocks in Taiwan also helped performance by shifting assets away from overvalued technology companies into other, better-performing markets. Other positive contributors included stock selection in Israel. The fund was underweight in an Israeli pharmaceutical company which, despite strong management and an attractive long-term outlook, had reached valuation levels we felt were stretched. This strategy allowed the fund to sidestep much of the company's subsequent underperformance, which stemmed from concerns over earnings visibility, and profit taking.

TOTAL RETURN FOR THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2003

     CLASS A     CLASS B      CLASS C      MSCI EMERGING MARKETS INDEX
     36.30%      35.71%       35.57%                 34.45%

The performance for the three share classes varies because each has different expenses. The fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definitions.

The fund's underweight stance in China relative to the MSCI Emerging Markets Index was driven largely by our positioning in the energy sector, and ultimately proved a drag on performance during the period. We chose to emphasize energy companies in other markets such as Brazil and Russia which we believed had better growth prospects and better management. This approach resulted in an underweight position in Chinese oil company PetroChina, which went on to perform strongly. The fund's returns were also hampered by stock selection in Brazil, as the market's rally was led by already expensive lower-quality companies where the fund was underweight. Finally, the fund's position in LG Card, a South Korean credit-card company, was stung by mounting credit difficulties in that country, though the fund's overall positioning in the market was beneficial.

The fund will remain focused on its long-term strategy of emphasizing countries with GDP growth, improving fiscal policy, and strong reform agendas, and companies with compelling valuations, strong management and earnings visibility.

THERE IS NO GUARANTEE THAT THE SECURITIES MENTIONED WILL CONTINUE TO PERFORM WELL OR BE HELD BY THE FUND IN THE FUTURE.

TOP 10 HOLDINGS AS OF 12/31/03

Samsung Electronics Co Ltd               5.6%
Anglo American Plc                       3.6
Samsung SDI Co Ltd                       2.9
Petroleo Brasileiro SA                   2.6
MMC Norilsk Nickel                       2.4
America Movil SA de CV                   2.0
Surgutneftegaz                           1.7
Companhia Vale do Rio Doce               1.6
Telefonos de Mexico SA de CV             1.6
LUKOIL                                   1.6

TOP 5 INDUSTRIES AS OF 12/31/03

Diversified Banks                       13.8%
Diversified Metals & Mining              8.2
Semiconductors                           7.1
Wireless Telecommunication Services      6.8
Integrated Oil & Gas                     6.1

TOP 5 COUNTRIES AS OF 12/31/03

Republic of Korea                       16.4%
Taiwan-Republic of China                10.6
South Africa                            10.5
Brazil                                   9.7
Russia                                   8.3


Subject to change daily. All percentages are as a percentage of long-term investments. Provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned or securities in the industries shown above. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

ANNUAL HOUSEHOLDING NOTICE

     To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

PROXY VOTING POLICIES AND PROCEDURES

     A description of the fund's policies and procedures with respect to the voting of proxies relating to the fund's portfolio securities is available without charge, upon request, by calling 1-800-847-2424. This information is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS

DECEMBER 31, 2003 (UNAUDITED)

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                                         MARKET
DESCRIPTION                                                             SHARES           VALUE
COMMON STOCKS  97.1%
BERMUDA  0.5%
Moulin International Holdings                                            252,000      $    167,161
TPV Technology Ltd.                                                    1,676,000           888,182
Victory City International Holdings                                      373,000           163,349
                                                                                      ------------
                                                                                         1,218,692
                                                                                      ------------
BRAZIL  9.1%
Aracruz Celulose SA--ADR                                                  28,100           984,624
Banco Bradesco SA--ADR                                                    29,680           783,849
Banco Itau SA--ADR                                                        32,418         1,581,026
Brasil Telecom Participacoes SA--ADR                                           0                15
Brasil Telecom SA                                                          2,164                12
Brasil Telecom SA--ADR                                                       163             2,567
Companhia Brasileira de Distribuicao--ADR                                 28,000           704,200
Companhia de Bebidas das Americas--ADR                                   106,837         2,725,412
Companhia Energetica de Minas Gerais--ADR                                 40,728           749,395
Companhia Siderurgica Nacional SA--ADR                                    15,428           826,941
Companhia Vale do Rio Doce--ADR                                            7,590           444,015
Companhia Vale do Rio Doce--ADR                                           59,648         3,072,468
Lojas Arapua SA, 144A--Private Placement--GDR (a) (b) (c) (d)             24,635                 0
Petroleo Brasileiro SA--ADR                                              101,240         2,960,258
Petroleo Brasileiro SA--ADR                                              100,200         2,671,332
Tele Norte Leste Participacoes SA--ADR                                    29,390           453,488
Telesp Celular Participacoes SA--ADR (a)                                  72,312           475,813
Uniao de Bancos Brasileiros--GDR                                          39,650           989,267
Votorantim Celulose e Papel SA--ADR                                       31,808           997,181
                                                                                      ------------
                                                                                        20,421,863
                                                                                      ------------
CAYMAN ISLANDS  0.6%
Hopewell Highway Infrastructure (a)                                    1,024,000           580,338
Kingboard Chemicals Holdings                                             317,000           487,928
Norstar Founders Group Ltd. (a)                                          619,000           199,324
                                                                                      ------------
                                                                                         1,267,590
                                                                                      ------------
CHILE  0.0%
Compania Cervecerias Unidas SA--ADR                                        1,400            30,100
                                                                                      ------------
CHINA  3.5%
AviChina Industry & Technology (a)                                     1,694,000           360,019
Byd Co., Ltd.                                                            356,500           939,034
China Life Insurance Co., Ltd. (a)                                     1,520,000         1,243,214
China Oilfield Services Ltd.                                           2,718,000           962,744

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS

DECEMBER 31, 2003 (UNAUDITED)

                                                                                         MARKET
DESCRIPTION                                                             SHARES           VALUE
CHINA (CONTINUED)
China Petroleum & Chemical Corp.                                       1,984,000      $    888,024
China Shipping Development Co., Ltd.                                   1,104,000           810,536
China Telecom Corp., Ltd. (a)                                          1,233,000           504,238
Huaneng Power International, Inc., Class H                               510,000           883,529
Lianhua Supermarket Holdings Ltd., Class H (a)                            81,000            85,551
PetroChina Co., Ltd.                                                   1,210,000           693,544
PICC Property & Casualty Co., Ltd., Class H (a)                          606,000           271,241
Wumart Stores, Inc., Class H (a)                                          82,000            80,270
                                                                                      ------------
                                                                                         7,721,944
                                                                                      ------------
COLUMBIA  0.0%
Valores Bavaria SA                                                             1                 0
                                                                                      ------------
EGYPT  1.2%
Commercial International Bank                                             16,532            58,995
MobiNil--Egyptian Mobile Services                                        147,506         1,806,679
Orascom Construction Industries                                           22,479           265,810
Orascom Construction Industries SA--GDR                                   26,832           516,516
                                                                                      ------------
                                                                                         2,648,000
                                                                                      ------------
HONG KONG  2.5%
Asia Aluminun Holdings Ltd.                                            1,617,000           320,744
China Merchants Holdings International                                   402,000           528,147
China Resources Power Holdings (a)                                       557,000           258,277
China Unicom Ltd. (a)                                                    564,000           526,678
CNOOC Ltd.                                                             1,343,500         2,638,979
Fountain SET Holdings                                                    781,000           533,157
Grande Holdings Ltd.                                                     326,000           417,801
Shougang Concord Century                                               2,688,000           394,696
                                                                                      ------------
                                                                                         5,618,479
                                                                                      ------------
HUNGARY  0.8%
Gedeon Richter Rt.                                                        12,506         1,471,770
Magyar Tavkozlesi Rt. (Matav)--ADR                                        20,168           377,343
                                                                                      ------------
                                                                                         1,849,113
                                                                                      ------------
INDIA  5.6%
Bharat Heavy Electricals Ltd. (a)                                        117,038         1,306,581
Colgate-Palmolive (India) Ltd. (a)                                        53,879           189,050
Container Corp. of India Ltd.                                             45,500           665,450
Glaxosmithkline Phamaceuticals Ltd.                                       23,000           290,685
Gujarat Ambuja Cements Ltd. (a)                                           82,622           551,752
Hero Honda Motors, Ltd. (a)                                               55,680           549,274
Hindalco Industries, Ltd. (a)                                             15,500           479,751
Hindustan Lever, Ltd.                                                     94,490           425,101
Hindustan Petroleum Corp., Ltd. (a)                                       48,000           461,538
India-Info.com, Private Co., Ltd. (a) (c) (d)                             47,630                 0

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS

DECEMBER 31, 2003 (UNAUDITED)

                                                                                         MARKET
DESCRIPTION                                                             SHARES           VALUE
INDIA (CONTINUED)
Industrial Development Bank of India Ltd. (a)                            358,999      $    489,974
Infosys Technologies, Ltd. (a)                                            10,743         1,313,645
ITC Ltd. (a)                                                              26,500           573,419
Oil & Natural Gas Corp., Ltd.                                             37,250           654,536
Ranbaxy Laboratories Ltd.                                                 30,020           724,571
Reliance Industries Ltd.                                                  10,000           310,000
Reliance Industries Ltd.                                                  56,250           708,379
State Bank of India (a) (c) (d)                                           50,700           680,049
Steel Authority of India Ltd. (a)                                        459,163           515,675
Tata Iron & Steel Co., Ltd. (a)                                           67,000           653,876
Tata Motors Ltd.                                                          95,400           948,339
                                                                                      ------------
                                                                                        12,491,645
                                                                                      ------------
INDONESIA  3.2%
Bank Rakyat Indonesia (a) (d)                                          3,657,500           542,817
PT Astra International Tbk                                             2,371,576         1,407,881
PT Bank Central Asia Tbk                                               1,560,000           615,850
PT Bank Mandiri Tbk                                                    3,569,000           423,746
PT Bumi Resources Tbk                                                 13,349,000           792,461
PT Hanjya Mandala Sampoerna Tbk                                        1,005,500           534,237
PT Indocement Tunggal Prakarsa Tbk (a)                                 2,130,500           537,526
PT Ramayana Lestari Santosa Tbk                                        1,871,500           966,581
PT Telekomunikasi Tbk                                                  1,754,500         1,406,100
                                                                                      ------------
                                                                                         7,227,199
                                                                                      ------------
ISRAEL  1.0%
Check Point Software Technologies Ltd. (a)                               125,915         2,117,890
ECI Telecom Ltd. (a)                                                      16,281            93,290
Elbit Systems Ltd.                                                             1                18
                                                                                      ------------
                                                                                         2,211,198
                                                                                      ------------
JORDAN  0.1%
Arab Bank Plc                                                                330           141,961
                                                                                      ------------
LUXEMBOURG  0.2%
Tenaris SA--ADR                                                           14,695           489,637
                                                                                      ------------
MALAYSIA  1.4%
Commerce Asset Holdings Bhd.                                             421,000           454,237
Magnum Corp., Bhd.                                                       975,000           713,289
Malayan Banking Bhd.                                                     241,000           612,013
Resorts World Bhd.                                                       175,000           465,132
S P Setia Bhd.                                                           578,999           533,289
YTL Corp., Bhd.                                                          331,000           376,295
                                                                                      ------------
                                                                                         3,154,255
                                                                                      ------------

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS

DECEMBER 31, 2003 (UNAUDITED)

                                                                                         MARKET
DESCRIPTION                                                             SHARES           VALUE
MEXICO  6.8%
America Movil SA de CV, Class L--ADR                                     162,709      $  4,448,464
Cemex SA de CV (a)                                                       125,550           655,850
Cemex SA de CV--ADR                                                       17,600           461,120
Coca-Cola Femsa SA--ADR (a)                                               18,300           388,692
Grupo Aeroportuario de Sureste SA de CV, Class B--ADR                     31,620           556,512
Grupo Financiero BBVA Bancomer SA de CV--ADR (a)                           4,000            68,344
Grupo Financiero BBVA Bancomer SA de CV, Class B--ADR (a)              1,659,506         1,417,750
Grupo Televisa SA--ADR                                                    34,700         1,383,142
Telefonos de Mexico SA de CV--ADR                                        104,987         3,467,721
Wal-Mart de Mexico SA de CV--ADR                                         229,794           655,006
Wal-Mart de Mexico SA de CV, Class C                                     470,826         1,259,083
Wal-Mart de Mexico SA de CV, Class V--ADR                                 12,480           355,722
                                                                                      ------------
                                                                                        15,117,406
                                                                                      ------------
PERU  0.7%
Compania de Minas Buenaventura SA--ADR                                    53,200         1,504,496
                                                                                      ------------
POLAND  0.1%
Bank Pekao SA--GDR                                                         8,600           251,550
                                                                                      ------------
REPUBLIC OF KOREA  15.7%
Cheil Industries, Inc.                                                    38,880           564,519
Daewoo Shipbuilding & Marine Engineering Co., Ltd. (a)                   126,420         1,623,354
Daishin Securities Co., Ltd.                                              74,290         1,091,125
Good Morning Shinhan Securities Co., Ltd. (a)                            107,370           495,623
Handsome Co., Ltd.                                                        80,040           812,828
Hankook Tire Co., Ltd.                                                   116,670           881,267
Honam Petrochemical Corp.                                                 23,460         1,210,902
Hyundai Department Store Co., Ltd.                                        52,030         1,698,671
Hyundai Mobis                                                             56,220         3,024,509
Kookmin Bank                                                              28,400         1,064,255
KT & G Corp. (a)                                                          48,080           835,297
LG Card Co., Ltd.                                                         18,587            47,501
LG Investment & Securities Co., Ltd.                                      87,560           609,944
ORION Corp.                                                               11,070           812,017
POSCO                                                                      1,756           240,225
Samsung Electronics Co., Ltd.                                             29,917        11,324,018
Samsung SDI Co., Ltd.                                                     53,610         6,321,616
Shinhan Financial Group Co., Ltd.                                         42,550           680,300
SK Telecom Co., Ltd.                                                       6,220         1,038,842
STX Corp.                                                                  2,210            16,971
STX Shipbuilding Co., Ltd.                                                56,180           747,338
                                                                                      ------------
                                                                                        35,141,122
                                                                                      ------------

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS

DECEMBER 31, 2003 (UNAUDITED)

                                                                                         MARKET
DESCRIPTION                                                             SHARES           VALUE
RUSSIA  7.5%
Gazprom--ADR                                                              71,300      $  1,846,670
LUKOIL--ADR                                                               37,086         3,448,998
MMC Norilsk Nickel--ADR                                                   81,700         5,322,755
Mobile Telesystems--ADR                                                    8,700           720,360
Mobile Telesystems--ADR                                                   14,680         1,215,504
Surgutneftegaz--ADR                                                       10,208           394,539
Surgutneftegaz--ADR                                                      116,851         3,400,364
YUKOS--ADR                                                                 7,360           313,536
                                                                                      ------------
                                                                                        16,662,726
                                                                                      ------------
SOUTH AFRICA  10.5%
ABSA Group Ltd.                                                          117,700           741,376
African Bank Investments Ltd.                                          1,047,400         1,477,923
African Life Assurance Co., Ltd.                                         505,700         1,156,516
Anglo Platinum                                                            18,500           806,079
AngloGold Ltd.                                                             9,300           436,482
AngloGold Ltd.--ADR                                                       21,596         1,008,533
BidBEE Ltd.                                                                    1                 3
Bidvest Group Ltd.                                                             1                 1
Bidvest Group Ltd.--Warrants                                                   0                 3
Edgars Consolidated Stores Ltd.                                           34,100           649,878
FirstRand Ltd.                                                         1,571,160         2,094,849
Gold Fields Ltd.                                                         126,200         1,801,483
Harmony Gold Mining Co., Ltd.                                             27,000           437,886
Impala Platinum Holdings Ltd.                                             21,755         1,886,056
Massmart Holdings Ltd.                                                   131,451           599,282
MTN Group Ltd. (a)                                                       565,710         2,405,711
Naspers Ltd.                                                              95,300           591,449
Pretoria Portland Cement Co., Ltd.                                         1,900            40,754
Sasol Ltd.                                                                     2                28
Shoprite Holdings Ltd.                                                   427,814           597,907
Standard Bank Group Ltd.                                                 558,267         3,269,443
Steinhoff International Holdings Ltd.                                    393,800           450,303
Telkom South Africa, Ltd.                                                277,420         2,879,900
Telkom South Africa, Ltd.--ADR                                             2,000            84,560
                                                                                      ------------
                                                                                        23,416,405
                                                                                      ------------
TAIWAN--REPUBLIC OF CHINA  10.6%
Acer, Inc.                                                               454,385           675,889
Asia Optical Co., Inc.                                                   222,400         1,532,890
Catcher Technology Co., Ltd.                                             109,000           393,299
Chinatrust Financial Holding Co.                                       1,357,767         1,363,766
CTCI Corp.                                                               776,000           628,571
Cyberlink Corp.                                                          112,000           461,856
Eva Airways Corp.                                                        980,244           399,893

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS

DECEMBER 31, 2003 (UNAUDITED)

                                                                                         MARKET
DESCRIPTION                                                             SHARES           VALUE
TAIWAN--REPUBLIC OF CHINA (CONTINUED)
Evergreen Marine Corp.                                                 1,230,340      $  1,072,697
Fubon Financial Holding Co., Ltd.                                        838,001           802,210
Grand Hall Enterprise Co., Ltd.                                           34,000           157,231
Hon Hai Precision Industry Co., Ltd.                                     428,760         1,685,993
Infortrend Technology, Inc.                                              192,960           633,727
Kaulin Manufacturing Co., Ltd.                                           206,000           298,533
Largan Precision Co., Ltd.                                                96,030           933,429
MediaTek, Inc.                                                           178,000         1,672,518
Nan Ya Plastics Corp.                                                    584,280           843,291
Novatek Microelectronics Corp.                                           193,750           547,865
Phoenixtec Power Co., Ltd.                                               647,630           759,225
Pihsiang Machinery Manufacturing                                          24,150            83,938
Polaris Securities Co., Ltd. (a)                                       2,235,320         1,046,880
Sunplus Technology Co., Ltd.                                             232,000           433,932
Taishin Financial Holdings Co., Ltd.                                     914,000           675,741
Taiwan Cellular Corp.                                                    872,000           757,703
Taiwan Cement Corp.                                                    2,765,380         1,360,290
Taiwan Navigation Co., Ltd.                                              735,840           487,670
Taiwan Semiconductor Manufacturing Co., Ltd. (a)                         344,192           643,776
Waffer Technology Co., Ltd.                                              281,000           856,657
Ya Hsin Industrial Co., Ltd.                                           1,117,000         1,444,368
Yuanta Core Pacific Securities Co.                                       959,426           573,677
Zyxel Communications Corp.                                               185,550           388,043
                                                                                      ------------
                                                                                        23,615,558
                                                                                      ------------
THAILAND  5.7%
Asian Property Development Public Co., Ltd.                            1,162,800           168,745
Bangkok Bank Public Co., Ltd. (a)                                      1,025,600         2,976,693
Banpu Public Co., Ltd.                                                    73,500           237,441
BEC World Public Co., Ltd.                                                44,400           253,250
CP Seven Eleven Public Co., Ltd. (a)                                     158,200           223,590
Italian-Thai Development Public Co., Ltd. (a)                            381,000         1,278,895
Kasikornbank Public Co., Ltd. (a)                                        659,100         1,164,414
Kasikornbank Public Co., Ltd.--NVDR (a)                                  590,100           968,048
Land & House Public Co., Ltd.                                          3,445,800         1,104,465
MBK Public Co., Ltd.                                                       6,100             7,775
PTT Public Co., Ltd.                                                     126,000           588,302
Ratchaburi Electricity Generating Holding Public Co., Ltd.               229,700           284,063
Siam Cement Public Co., Ltd.                                              33,900           236,139
Siam Cement Public Co., Ltd.--NVDR                                       227,900         1,460,953
Siam Commercial Bank Public Co., Ltd. (a)                                563,300           789,025
Sino Thai Engineering & Construction Public Co., Ltd. (a)                484,500           251,895
Thai Airways International Public Co., Ltd.                              323,700           373,759
Thai Olefins Public Co., Ltd. (a)                                         94,200           173,553
Thai Plastic & Chemical Public Co., Ltd.                                  52,200           258,217
                                                                                      ------------
                                                                                        12,799,222
                                                                                      ------------

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS

DECEMBER 31, 2003 (UNAUDITED)

                                                                                         MARKET
DESCRIPTION                                                            SHARES            VALUE
TURKEY  6.0%
Akbank TAS                                                           239,325,063      $  1,252,431
Akcansa Cimento AS                                                   323,266,975           926,415
Arcelik                                                              205,257,900         1,139,916
Enka Insaat ve Sanayi AS                                              35,719,839           928,283
Ford Otomotive Sanayi AS (a)                                          19,736,000           132,089
Hurriyet Gazetecilik (a)                                             401,183,700         1,428,208
Migros Turk TAS                                                       15,579,000           222,953
Tofas Turk Otomobil Fabrikasi AS (a)                                 325,866,358           719,249
Trakya CAM Sanayi                                                    230,155,979           507,998
Turkcell Iletisim Hizmet AS (a)                                      138,770,000         1,383,254
Turkiye Garanti Bankasi AS (a)                                       619,924,600         1,809,677
Turkiye IS Bankasi, Class C                                          527,364,992         2,140,250
Yapi VE Kredi Bankasi (a)                                            356,389,000           735,869
                                                                                      ------------
                                                                                        13,326,592
                                                                                      ------------
UNITED KINGDOM  3.6%
Anglo American Plc                                                       102,031         2,198,316
Anglo American Plc                                                       270,063         5,772,561
Astro All Asia Networks Plc (a)                                          159,000           184,942
                                                                                      ------------
                                                                                         8,155,819
                                                                                      ------------
VENEZUELA  0.2%
Compania Anonima Nacional Telefonos de Venezuela--ADR                     36,972           564,193
                                                                                      ------------

TOTAL COMMON STOCKS  97.1%                                                             217,046,765
                                                                                      ------------

PREFERRED STOCKS  1.1%
BRAZIL  0.5%
Banco Bradesco SA                                                     37,114,000           195,202
Banco Itau Holding Financeira SA                                         934,032            92,757
Banco Nacional SA (a) (c) (d)                                         19,271,000                 0
Brasil Telecom Participacoes SA                                            2,000                15
Companhia Energetica de Minas Gerais                                  16,819,000           306,990
Empresa Brasileira de Aeronautica SA                                           2                18
Lojas Arapua SA (a) (c) (d)                                           31,632,300                 0
Petroleo Brasileiro SA                                                     4,835           127,818
Telesp Celular Participacoes SA                                      154,639,000           405,058
                                                                                      ------------
                                                                                         1,127,858
                                                                                      ------------
REPUBLIC OF KOREA  0.6%
Daishin Securities Co., Ltd.                                              23,570           169,134
Samsung Electronics Co., Ltd.                                              5,560         1,145,598
                                                                                      ------------
                                                                                         1,314,732
                                                                                      ------------

TOTAL PREFERRED STOCKS                                                                   2,442,590
                                                                                      ------------

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS

DECEMBER 31, 2003 (UNAUDITED)

                                                                                         MARKET
DESCRIPTION                                                             SHARES           VALUE
INVESTMENT COMPANY  0.4%
Morgan Stanley Growth Fund (a) (e)                                     2,195,167      $    813,900
                                                                                      ------------

CORPORATE BOND  0.0%
Companhia Vale Rio Doce--ADR ($31,997 par, 0.00% coupon, 09/29/49
   maturity) (c) (d)                                                                             0
                                                                                      ------------

CONVERTIBLE CORPORATE OBLIGATION  0.8%
Mustcom Ltd. ($8,129,780 par, 1.00% coupon, 09/01/20 maturity)
   (c) (d)                                                                               1,869,849
                                                                                      ------------

TOTAL LONG-TERM INVESTMENTS  99.4%
   (Cost $154,744,063)                                                                 222,173,104

REPURCHASE AGREEMENT  0.5%
State Street Bank & Trust Co. ($1,197,000 par collateralized by
   U.S. Government obligations in a pooled cash account, dated
   12/31/03, to be sold on 01/02/04 at $1,197,043)
   (Cost $1,197,000)                                                                     1,197,000
                                                                                      ------------

TOTAL INVESTMENTS  99.9%
   (Cost $155,941,063)                                                                 223,370,104

FOREIGN CURRENCY  0.8%
   (Cost $1,678,026)                                                                     1,686,878

LIABILITIES IN EXCESS OF OTHER ASSETS  (0.7%)                                           (1,525,802)
                                                                                      ------------

NET ASSETS  100.0%                                                                    $223,531,180
                                                                                      ============

(a) Non-income producing security as this stock currently does not declare dividends.

(b) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(c) Market value is determined in accordance with procedures established in good faith by the Board of Directors.

(d) Security has been deemed illiquid.

(e) The fund is advised by an affiliate which earns a management fee as adviser to the fund.

ADR--American Depositary Receipt
GDR--Global Depositary Receipt
NVDR--Non-Voting Depositary Receipt

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS

DECEMBER 31, 2003 (UNAUDITED)

           SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION

                                                         MARKET        PERCENT OF
INDUSTRY                                                 VALUE         NET ASSETS
Diversified Banks                                     $ 30,701,777         13.7%
Diversified Metals & Mining                             18,319,767          8.2
Semiconductors                                          15,767,707          7.1
Wireless Telecommunication Services                     15,184,066          6.8
Integrated Oil & Gas                                    13,538,482          6.1
Electronic Equipment Manufacturers                      10,878,939          4.9
Integrated Telecommunication Services                    9,740,151          4.4
Oil & Gas Exploration & Production                       7,088,447          3.2
Construction Materials                                   6,230,798          2.8
Other Diversified Financial Services                     5,307,472          2.4
Precious Metals & Minerals                               4,196,631          1.9
Electrical Components & Equipment                        3,879,030          1.7
Gold                                                     3,684,384          1.6
Automobile Manufacturers                                 3,567,577          1.6
Auto Parts & Equipment                                   3,223,832          1.4
Construction & Engineering                               2,941,687          1.3
Hypermarkets & Super Centers                             2,869,094          1.3
Electric Utilities                                       2,858,550          1.3
Commodity Chemicals                                      2,795,963          1.2
Brewers                                                  2,755,512          1.2
Department Stores                                        2,665,252          1.2
Pharmaceuticals                                          2,487,025          1.1
Photographic Products                                    2,466,318          1.1
Broadcasting & Cable TV                                  2,412,784          1.1
Life & Health Insurance                                  2,399,730          1.1
Construction & Farm Machinery                            2,387,663          1.1
Marine                                                   2,370,903          1.1
Steel                                                    2,236,717          1.0
Investment Banking & Brokerage                           2,196,691          1.0
Systems Software                                         2,117,890          0.9
Paper Products                                           1,981,805          0.9
Tobacco                                                  1,942,953          0.9
Food Retail                                              1,748,651          0.8
Computer Hardware                                        1,564,072          0.7
Apparel Retail                                           1,462,706          0.7
Industrial Conglomerates                                 1,456,436          0.6
Oil & Gas Equipment & Services                           1,452,381          0.6
Publishing                                               1,428,208          0.6
IT Consulting & Other Services                           1,313,645          0.6
Heavy Electrical Equipment                               1,306,581          0.6

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS

DECEMBER 31, 2003 (UNAUDITED)

     SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION (CONTINUED)

                                                         MARKET        PERCENT OF
INDUSTRY                                                 VALUE         NET ASSETS
Household Appliances                                  $  1,297,147           0.6%
Tires & Rubber                                           1,275,963           0.6
Homebuilding                                             1,273,210           0.6
Oil & Gas Refining & Marketing                           1,169,917           0.5
Packaged Foods                                             812,017           0.4
Airlines                                                   773,653           0.3
Casinos & Gaming                                           713,289           0.3
Textile                                                    696,506           0.3
Railroads                                                  665,450           0.3
Computer Storage & Peripherals                             633,727           0.3
Household Products                                         614,151           0.3
Highways & Railtracks                                      580,338           0.3
Apparel & Accessories                                      564,519           0.3
Airport Services                                           556,512           0.2
Motorcycle Manufacturers                                   549,274           0.2
Real Estate Management & Development                       541,063           0.2
Building Products                                          507,998           0.2
Communications Equipment                                   481,333           0.2
Hotels                                                     465,132           0.2
Application Software                                       461,856           0.2
Home Furnishings                                           450,303           0.2
Consumer Electronics                                       417,801           0.2
Soft Drinks                                                388,692           0.2
Aluminum                                                   320,744           0.1
Industrial Machinery                                       298,533           0.1
Property & Casualty                                        271,241           0.1
Health Care Supplies                                       167,161           0.1
General Merchandise Stores                                 165,822           0.1
Health Care Equipment                                       83,938           0.0
Consumer Finance                                            47,501           0.0
Aerospace & Defense                                             36           0.0
                                                      ------------     ----------
                                                      $222,173,104          99.4%
                                                      ============     ==========

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2003 (UNAUDITED)

ASSETS:
Total Investments (Cost $155,941,063)                                     $ 223,370,104
Foreign Currency (Cost $1,678,026)                                            1,686,878
Cash                                                                                614
Receivables:
   Dividends                                                                    722,808
   Investments Sold                                                             710,256
   Fund Shares Sold                                                             367,812
Other                                                                           124,627
                                                                          -------------
     Total Assets                                                           226,983,099
                                                                          -------------
LIABILITIES:
Payables:
   Fund Shares Repurchased                                                    1,183,086
   Investments Purchased                                                        493,194
   Distributor and Affiliates                                                   299,483
   Investment Advisory Fee                                                      214,965
Accrued Expenses                                                              1,124,482
Directors' Deferred Compensation and Retirement Plans                           136,709
                                                                          -------------
     Total Liabilities                                                        3,451,919
                                                                          -------------
NET ASSETS                                                                $ 223,531,180
                                                                          =============
NET ASSETS CONSIST OF:
Capital (Par value of $.001 per share with 1,125,000,000
shares authorized)                                                        $ 240,338,035
Net Unrealized Appreciation                                                  66,564,998
Accumulated Net Investment Loss                                                 (95,813)
Accumulated Net Realized Loss                                               (83,276,040)
                                                                          -------------
NET ASSETS                                                                $ 223,531,180
                                                                          =============
MAXIMUM OFFERING PRICE PER SHARE:
   Class A Shares:
     Net asset value and redemption price per share (Based on
     net assets of $123,873,660 and 10,511,855 shares of
     beneficial interest issued and outstanding)                          $       11.78
     Maximum sales charge (5.75%* of offering price)                                .72
                                                                          -------------
     Maximum offering price to public                                     $       12.50
                                                                          =============
   Class B Shares:
     Net asset value and offering price per share (Based on
     net assets of $59,667,452 and 5,394,924 shares of
     beneficial interest issued and outstanding)                          $       11.06
                                                                          =============
   Class C Shares:
     Net asset value and offering price per share (Based on
     net assets of $39,990,068 and 3,605,586 shares of
     beneficial interest issued and outstanding)                          $       11.09
                                                                          =============

*  On sales of $50,000 or more, the sales charge will be reduced.

                                               SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2003 (UNAUDITED)

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $213,221)                  $   1,658,074
Interest (Net of foreign withholding taxes of $28)                               16,934
                                                                          -------------
     Total Income                                                             1,675,008
                                                                          -------------
EXPENSES:
Investment Advisory Fee                                                         843,649
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $94,005, $189,708 and $109,191, respectively)                   392,904
Shareholder Services                                                            361,976
Custody                                                                         235,926
Legal                                                                            15,325
Directors' Fees and Related Expenses                                              8,658
Other                                                                            22,995
                                                                          -------------
     Total Expenses                                                           1,881,433
     Expense Reduction ($146,446 Investment Advisory Fee and
       $191,785 Other)                                                          338,231
                                                                          -------------
     Net Expenses                                                             1,543,202
                                                                          -------------
NET INVESTMENT INCOME                                                     $     131,806
                                                                          =============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
   Investments                                                            $  13,066,623
   Foreign Currency Transactions                                                (54,529)
                                                                          -------------
Net Realized Gain                                                            13,012,094
Net Unrealized Appreciation During the Period                                27,835,427
                                                                          -------------
NET REALIZED AND UNREALIZED GAIN                                          $  40,847,521
                                                                          =============
NET INCREASE IN NET ASSETS FROM OPERATIONS                                $  40,979,327
                                                                          =============

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

(UNAUDITED)

                                                                  SIX MONTHS ENDED     YEAR ENDED
                                                                  DECEMBER 31, 2003   JUNE 30, 2003
                                                                  ---------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income/Loss                                           $    131,806     $    (293,474)
Net Realized Gain/Loss                                                 13,012,094        (7,882,227)
Net Unrealized Appreciation During the Period                          27,835,427         6,970,087
                                                                     ------------     -------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES                    40,979,327        (1,205,614)
                                                                     ------------     -------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold                                             111,736,318       169,048,862
Cost of Shares Repurchased                                            (24,349,300)     (200,165,500)
                                                                     ------------     -------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS                     87,387,018       (31,116,638)
                                                                     ------------     -------------
TOTAL INCREASE/DECREASE IN NET ASSETS                                 128,366,345       (32,322,252)

NET ASSETS:
Beginning of the Period                                                95,164,835       127,487,087
                                                                     ------------     -------------
End of the Period (Including accumulated net investment
  loss of $95,813 and $227,619, respectively)                        $223,531,180     $  95,164,835
                                                                     ============     =============

                                               SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

(UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                           SIX MONTHS
                                              ENDED                             YEAR ENDED JUNE 30,
CLASS A SHARES                               DEC 31,       ------------------------------------------------------------
                                            2003 (a)       2003 (a)     2002 (a)     2001 (a)     2000 (a)     1999 (a)
                                           ----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                            $     8.65      $   8.50     $   8.26     $  13.37     $   9.87     $   7.98
                                           ----------      --------     --------     --------     --------     --------
  Net Investment Income/Loss                      .03            -0-(c)     (.01)        (.06)        (.18)         .03
  Net Realized and Unrealized
     Gain/Loss                                   3.10           .15          .25        (5.05)        3.68         1.86
                                           ----------      --------     --------     --------     --------     --------
Total from Investment
  Operations                                     3.13           .15          .24        (5.11)        3.50         1.89
                                           ----------      --------     --------     --------     --------     --------
Less:
  Return of Capital Distributions                  -0-           -0-          -0-          -0-          -0-          -0-(c)
  Distributions from
     Net Realized Gain                             -0-           -0-          -0-          -0-          -0-          -0-(c)
                                           ----------      --------     --------     --------     --------     --------
Total Distributions                                -0-           -0-          -0-          -0-          -0-          -0-(c)
                                           ----------      --------     --------     --------     --------     --------
NET ASSET VALUE,
  END OF THE PERIOD                        $    11.78      $   8.65     $   8.50     $   8.26     $  13.37     $   9.87
                                           ==========      ========     ========     ========     ========     ========

Total Return*(b)                                36.30%**       1.65%        3.03%     -38.17%        35.36%       23.92%
Net Assets at End of
  the Period (In millions)                 $    123.9      $   53.3     $   75.1     $   90.8     $  106.2     $   63.3
Ratio of Expenses to Average
  Net Assets*                                    1.97%         2.29%        2.22%        2.25%        2.20%        2.34%
Ratio of Net Investment
  Income/Loss to Average
  Net Assets*                                     .51%          .01%        (.17%)       (.68%)      (1.43%)        .44%
Portfolio Turnover                                 54%**         86%          94%          99%         102%         132%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
   Net Assets                                    2.47%         2.82%        2.47%        2.30%        2.25%        2.56%
Ratio of Net Investment Income/Loss
   to Average Net Assets                          .01%         (.52%)       (.42%)       (.73%)      (1.48%)        .22%
Ratio of Expenses to Average Net
   Assets Excluding Country Tax
   Expense and Interest Expense                   N/A          2.15%        2.15%        2.15%        2.15%        2.15%

**  Non-Annualized
(a) Based on average shares outstanding.
(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or a contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c) Amount is less than $0.01 per share.
N/A = Not Applicable

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

(UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                           SIX MONTHS
                                              ENDED                            YEAR ENDED JUNE 30,
CLASS B SHARES                               DEC 31,       -----------------------------------------------------------
                                            2003 (a)       2003 (a)    2002 (a)     2001 (a)     2000 (a)     1999 (a)
                                           ---------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                            $     8.15      $   8.07    $   7.88     $  12.83     $   9.55     $   7.78
                                           ----------      --------    --------     --------     --------     --------
  Net Investment Loss                            (.01)         (.05)       (.07)        (.14)        (.26)        (.02)
  Net Realized and Unrealized
     Gain/Loss                                   2.92           .13         .26        (4.81)        3.54         1.79
                                           ----------      --------    --------     --------     --------     --------
Total from Investment
  Operations                                     2.91           .08         .19        (4.95)        3.28         1.77
                                           ----------      --------    --------     --------     --------     --------
Less:
  Return of Capital Distributions                  -0-           -0-         -0-          -0-          -0-          -0-(c)
  Distributions from
     Net Realized Gain                             -0-           -0-         -0-          -0-          -0-          -0-(c)
                                           ----------      --------    --------     --------     --------     --------
Total Distributions                                -0-           -0-         -0-          -0-          -0-          -0-(c)
                                           ----------      --------    --------     --------     --------     --------
NET ASSET VALUE,
  END OF THE PERIOD                        $    11.06      $   8.15    $   8.07     $   7.88     $  12.83     $   9.55
                                           ==========      ========    ========     ========     ========     ========

Total Return*(b)                                35.71%**       0.99%       2.41%      -38.58%       34.35%       22.99%
Net Assets at End of
  the Period (In millions)                 $     59.7      $   28.0    $   35.3     $   36.8     $   62.8     $   38.3
Ratio of Expenses to Average
  Net Assets*                                    2.70%         3.04%       2.96%        3.00%        2.95%        3.09%
Ratio of Net Investment
  Loss to Average Net Assets*                    (.24%)        (.71%)      (.91%)      (1.50%)      (2.21%)       (.29%)
Portfolio Turnover                                 54%**         86%         94%          99%         102%         132%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
   Net Assets                                    3.20%         3.57%       3.21%        3.10%        3.00%        3.31%
Ratio of Net Investment Loss
   to Average Net Assets                         (.74%)       (1.24%)     (1.16%)      (1.60%)      (2.26%)       (.51%)
Ratio of Expenses to Average Net
   Assets Excluding Country Tax
   Expense and Interest Expense                   N/A          2.90%       2.90%        2.90%        2.90%        2.90%

**  Non-Annualized
(a) Based on average shares outstanding.
(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c) Amount is less than $0.01 per share.
N/A = Not Applicable

                                               SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

(UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                           SIX MONTHS
                                              ENDED                            YEAR ENDED JUNE 30,
CLASS C SHARES                               DEC 31,       -----------------------------------------------------------
                                            2003 (a)       2003 (a)    2002 (a)     2001 (a)     2000 (a)     1999 (a)
                                           ---------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                            $     8.18      $   8.10    $   7.90     $  12.87     $   9.57     $   7.79
                                           ----------      --------    --------     --------     --------     --------
  Net Investment Loss                            (.01)         (.05)       (.07)        (.15)        (.27)        (.02)
  Net Realized and Unrealized
     Gain/Loss                                   2.92           .13         .27        (4.82)        3.57         1.80
                                           ----------      --------    --------     --------     --------     --------
Total from Investment
  Operations                                     2.91           .08         .20        (4.97)        3.30         1.78
                                           ----------      --------    --------     --------     --------     --------
Less:
  Return of Capital Distributions                  -0-           -0-         -0-          -0-          -0-          -0-(c)
  Distributions from
     Net Realized Gain                             -0-           -0-         -0-          -0-          -0-          -0-(c)
                                           ----------      --------    --------     --------     --------     --------
Total Distributions                                -0-           -0-         -0-          -0-          -0-          -0-(c)
                                           ----------      --------    --------     --------     --------     --------
NET ASSET VALUE,
  END OF THE PERIOD                        $    11.09      $   8.18    $   8.10     $   7.90     $  12.87     $   9.57
                                           ==========      ========    ========     ========     ========     ========

Total Return*(b)                                35.57%**       0.99%       2.53%     -38.57%        34.38%       23.09%
Net Assets at End of
  the Period (In millions)                 $     40.0      $   13.9    $   17.1     $   18.8     $   33.3     $   21.9
Ratio of Expenses to Average
  Net Assets*                                    2.67%         3.04%       2.96%        3.00%        2.95%        3.09%
Ratio of Net Investment
  Loss to Average Net Assets*                    (.13%)        (.71%)      (.91%)      (1.52%)      (2.24%)       (.32%)
Portfolio Turnover                                 54%**         86%         94%          99%         102%         132%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
   Net Assets                                    3.17%         3.57%       3.21%        3.10%        3.00%        3.31%
Ratio of Net Investment Loss
   to Average Net Assets                         (.63%)       (1.24%)     (1.16%)      (1.62%)      (2.29%)       (.54%)
Ratio of Expenses to Average Net
   Assets Excluding Country Tax
   Expense and Interest Expense                   N/A          2.90%       2.90%        2.90%        2.90%        2.90%

**  Non-Annualized
(a) Based on average shares outstanding.
(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c) Amount is less than $0.01 per share.
N/A = Not Applicable

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2003 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

The Van Kampen Emerging Markets Fund (the "Fund") is organized as a separate non-diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's primary investment objective is to seek to provide long-term capital appreciation by investing primarily in equity securities of emerging country issuers. The Fund commenced operations on July 6, 1994. The Fund began offering the current Class B Shares on August 1, 1995. Class B Shares held prior to May 1, 1995 were renamed Class C Shares. Effective November 30, 2003, the Fund's investment adviser, Van Kampen Investment Advisory Corp. merged into its affiliate, Van Kampen Asset Management.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATIONS Equity securities listed on a U.S. exchange are valued at the latest quoted sales price. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Forward foreign currency contracts are valued using quoted foreign exchange rates. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at their net asset value each business day. Most foreign markets close before the New York Stock Exchange
(NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Board of Directors. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by the Adviser, or its affiliates, the daily aggregate of which is invested in

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2003 (UNAUDITED)

repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the fund.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees, which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

     The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2003, the Fund had an accumulated capital loss carryforward for tax purposes of $86,842,115, which will expire between June 30, 2007 and June 30, 2011.

     At December 31, 2003, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes                             $   159,946,687
                                                                 ===============
Gross tax unrealized appreciation                                $    79,653,320
Gross tax unrealized depreciation                                    (16,229,903)
                                                                 ---------------
Net tax unrealized appreciation on investments                   $   63,423,417
                                                                 ===============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

     Net realized gains or losses may differ for financial and tax reporting purposes as a result of the deferral of losses relating to wash sale transactions.

F. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS The Fund may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2003 (UNAUDITED)

marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation/depreciation on foreign currency translation.

     Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

     The Fund invests in issuers located in emerging markets. There are certain risks inherent in these investments not typically associated with issuers in the United States, including the smaller size of the markets themselves, lesser liquidity, greater volatility and potentially less publicly available information. Emerging markets may be subject to a greater degree of government involvement in the economy and greater economic and political uncertainty, which has the potential to extend to government imposed restrictions on exchange traded transactions and currency transactions. These restrictions may impact the Fund's ability to buy or sell certain securities or to repatriate certain currencies to U.S. dollars. Additionally, changes in currency exchange rates will affect the value of and investment income from such securities.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

   AVERAGE DAILY NET ASSETS                                          % PER ANNUM
   First $500 million                                                    1.25%
   Next $500 million                                                     1.20%
   Over $1 billion                                                       1.15%

     For the six months ended December 31, 2003, the Adviser waived $146,446 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

     For the six months ended December 31, 2003, the Fund recognized expenses of approximately $2,600, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

     Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended December 31, 2003, the Fund recognized expenses of approximately $20,700, representing Van Kampen Investment Inc.'s or its affiliates' (collectively

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2003 (UNAUDITED)

"Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of "Other" and "Legal" expenses, respectively, on the Statement of Operations.

     Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended December 31, 2003, the Fund recognized expenses of approximately $307,600 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Directors.

     The Adviser has agreed to reimburse the Fund to the extent the total accounting, transfer agency and sub-transfer agency fees exceed 0.25% of the average daily net assets of the Fund. For the six months ended December 31, 2003, the Adviser reimbursed $191,785 of these fees. This reimbursement is voluntary in nature and can be discontinued at the Adviser's discretion.

     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

     The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the shares of those funds selected by the directors. Investments in such funds of $107,665 are included in "Other" assets on the Statement of Assets and Liabilities at December 31, 2003. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

     For the six months ended December 31, 2003, the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of the Adviser, totaling $17,585.

3. CAPITAL TRANSACTIONS

At December 31, 2003, capital aggregated $122,201,679, $77,249,284 and
$40,887,072 for Classes A, B, and C, respectively. For the six months ended December 31, 2003, transactions were as follows:

                                                       SHARES         VALUE
Sales:
   Class A                                            5,939,456   $  63,781,528
   Class B                                            2,602,550      26,539,775
   Class C                                            2,101,149      21,415,015
                                                     ----------   -------------
Total Sales                                          10,643,155   $ 111,736,318
                                                     ==========   =============
Repurchases:
   Class A                                           (1,582,298)  $ (16,142,042)
   Class B                                             (640,145)     (6,289,971)
   Class C                                             (198,206)     (1,917,287)
                                                     ----------   -------------
Total Repurchases                                    (2,420,649)  $ (24,349,300)
                                                     ==========   =============

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2003 (UNAUDITED)

     At June 30, 2003, capital aggregated $94,491,116, $51,437,338 and
$29,469,138 for Classes A, B, and C, respectively. For the year ended June 30, 2003, transactions were as follows:

                                                       SHARES         VALUE
Sales:
   Class A                                           20,479,388   $ 164,675,119
   Class B                                              392,700       2,909,298
   Class C                                              202,114       1,464,445
                                                    -----------   -------------
Total Sales                                          21,074,202   $ 169,048,862
                                                    ===========   =============
Repurchases:
   Class A                                          (23,155,360)  $(185,988,970)
   Class B                                           (1,339,937)     (9,753,266)
   Class C                                             (605,880)     (4,423,264)
                                                    -----------   -------------
Total Repurchases                                   (25,101,177)  $(200,165,500)
                                                    ===========   =============

     Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the six months ended December 31, 2003 and the year ended June 30, 2003, 117,928 and 147,244 Class B Shares converted to Class A Shares, respectively and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                                       CONTINGENT DEFERRED
                                                        SALES CHARGE AS A
                                                       PERCENTAGE OF DOLLAR
                                                     AMOUNT SUBJECT TO CHARGE
                                                   ----------------------------
YEAR OF REDEMPTION                                    CLASS B        CLASS C
First                                                  5.00%          1.00%
Second                                                 4.00%          None
Third                                                  3.00%          None
Fourth                                                 2.50%          None
Fifth                                                  1.50%          None
Thereafter                                             None           None

     For the six months ended December 31, 2003, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $9,100 and CDSC on redeemed shares of approximately $29,600. Sales charges do not represent expenses of the Fund.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2003 (UNAUDITED)

     On November 14, 2003, the Fund acquired all of the assets and liabilities of the Van Kampen Asian Equity Fund ("Asian Equity") through a tax free reorganization approved by Asian Equity shareholders on October 30, 2003. The Fund issued 2,935,205, 1,221,932 and 1,275,979 shares of Classes A, B and C valued at $32,169,846, $12,573,683 and $13,168,104, respectively, in exchange for Asian Equity's net assets. The shares of Asian Equity were converted into Fund shares at a ratio .888 to 1, .885 to 1 and .879 to 1 for Classes A, B and C, respectively. Net unrealized appreciation of Asian Equity as of November 14, 2003 was $14,256,594. Shares issued in connection with this reorganization are included in proceeds from shares sold for the six months ended December 31, 2003.

     On November 14, 2003, the Fund acquired all of the assets and liabilities of the Van Kampen Latin American Fund ("Latin American") through a tax free reorganization approved by Latin American shareholders on October 30, 2003. The Fund issued 1,159,612, 875,679 and 439,667 shares of Classes A, B and C valued at $12,709,348, $9,010,736 and $4,537,368, respectively, in exchange for Latin American's net assets. The shares of Latin American were converted into Fund shares at a ratio 1.188 to 1, 1.204 to 1 and 1.201 to 1 for Classes A, B and C, respectively. Net unrealized appreciation of Latin American as of November 14, 2003 was $8,189,981. Shares issued in connection with this reorganization are included in proceeds from shares sold for the six months ended December 31, 2003.

     Combined net assets off all three funds on the day of reorganization were $208,548,146.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $138,162,344 and $72,816,023, respectively.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

     Annual fees under the Plans of up to 0.25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. The amount of distribution expenses incurred by Van Kampen and not yet reimbursed ("unreimbursed receivable") was approximately $1,584,500 and $381,100 for Class B and Class C Shares, respectively. This amount may be recovered from future payments under the distribution plans or CDSC. To the extent the unreimbursed receivable has been fully recovered, any excess 12b-1 fees will be refunded to the Fund on a quarterly basis.

     Included in the fees for the six months ended December 31, 2003, are payments retained by Van Kampen of approximately $204,400 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $22,600.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2003 (UNAUDITED)

6. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

     The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to manage the portfolio's effective yield, foreign currency exposure, maturity and duration, or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a forward contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

     A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on foreign currency transactions.

     At December 31, 2003, the Fund had no outstanding forward foreign currency contracts.

7. LEGAL MATTERS

The Adviser, certain affiliates of the Adviser and certain investment companies advised by the Adviser or its affiliates, including the Fund, are named as defendants in a number of recently filed, similar class action complaints. These complaints generally allege that defendants, including the Fund, violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Adviser and certain affiliates of the Adviser allegedly offered economic incentives to brokers and others to steer investors to the Funds advised by the Adviser or its affiliates rather than Funds managed by other companies, and (ii) that the Funds advised by the Adviser or its affiliates, including the Fund, allegedly paid excessive commissions to brokers in return for their alleged efforts to steer investors to these Funds. The complaints seek, among other things, unspecified compensatory damages, rescissionary damages, fees and costs. The defendants intend to move to dismiss these actions and otherwise vigorously to defend them. While the Fund believes that it has meritorious defenses, the ultimate outcome of these matters is not presently determinable at this early stage of the litigation, and no provision has been made in the Fund's financial statements for the effect, if any, of these matters.

BOARD OF DIRECTORS AND IMPORTANT ADDRESSES
VAN KAMPEN EMERGING MARKETS FUND

BOARD OF DIRECTORS

DAVID C. ARCH

J. MILES BRANAGAN

JERRY D. CHOATE

ROD DAMMEYER

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

HOWARD J KERR

MITCHELL M. MERIN*

JACK E. NELSON

RICHARD F. POWERS, III*

HUGO F. SONNENSCHEIN

WAYNE W. WHALEN* - Chairman

SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1221 Avenue of the Americas
New York, New York 10020

CUSTODIAN

STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 N. Stetson Avenue
Chicago, Illinois 60601


* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

VAN KAMPEN
PRIVACY NOTICE

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you conduct with us, our affiliates, or third parties. We may also collect information you provide when using our Web site, and text files (also known as "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

                                          Van Kampen Funds Inc.
                                          1 Parkview Plaza, P.O. Box 5555
                                          Oakbrook Terrace, IL 60181-5555
                                          www.vankampen.com

                          [VAN KAMPEN INVESTMENTS LOGO]

                          GENERATIONS OF EXPERIENCE(SM)

                     Copyright(C)2004 Van Kampen Funds Inc. All rights reserved.
                     455, 555, 655                             Member NASD/SIPC.
                     MSEM SAR 2/04                             13698B04-AP-2/04

VAN KAMPEN
EMERGING MARKETS
INCOME FUND

SEMIANNUAL REPORT


DECEMBER 31, 2003

[PHOTO OF MAN FISHING]

[PHOTO OF MAN/WOMAN DANCING AT WEDDING]

[PHOTO OF MAN/GIRL SAILING]

[PHOTO OF MAN/WOMAN WALKING]

ENJOY LIFE'S TRUE WEALTH


[VAN KAMPEN INVESTMENTS LOGO]

GENERATIONS OF EXPERIENCE(SM)

PRIVACY NOTICE INFORMATION ON THE BACK.

                              WELCOME, SHAREHOLDER

In this report, you'll learn about how your investment in Van Kampen Emerging Markets Income Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of December 31, 2003.


This material must be preceded or accompanied by a prospectus for the fund being offered.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the fund will achieve its investment objective. The fund is subject to market risk which is the possibility that the market values of securities owned by the fund will decline and, therefore, the value of the fund shares may be less than what you paid for them. Accordingly, you can lose money investing in this fund. Please see the prospectus for more complete information on investment risks.

        NOT FDIC INSURED     OFFER NO BANK GUARANTEE     MAY LOSE VALUE
        NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY      NOT A DEPOSIT

PERFORMANCE SUMMARY


AVERAGE ANNUAL TOTAL RETURNS

                                   A SHARES            B SHARES           C SHARES
                                SINCE 04/21/94      SINCE 08/01/95     SINCE 04/21/94
  --------------------------------------------------------------------------------------
    AVERAGE ANNUAL            W/O SALES  W/SALES  W/O SALES  W/SALES  W/O SALES  W/SALES
    TOTAL RETURNS              CHARGES   CHARGES   CHARGES   CHARGES   CHARGES   CHARGES
  --------------------------------------------------------------------------------------
  Since Inception                7.40%     6.86%     6.49%     6.49%     6.60%     6.60%

  5-year                         6.39      5.35      5.59      5.39      5.58      5.58

  1-year                        28.21     22.08     27.23     23.23     27.19     26.19

  6-month                        8.98      3.84      8.63      4.63      8.62      7.62

  30-Day Subsidized
  SEC Yield                           5.40%              4.96%               4.95%

  30-Day SEC Yield                    5.31               4.84                4.83

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, and fund shares, when redeemed, may be worth more or less than their original cost. The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses.

As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor. Average annual total return with sales charges includes payment of the maximum sales charge of 4.75 percent for Class A shares, a contingent deferred sales charge of 4.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and 1.00 percent for Class B and C shares. The since-inception return for Class B shares reflects its conversion into Class A shares seven years after purchase. See footnote 3 in the Notes to Financial Statements for additional information. Figures shown above assume reinvestment of all dividends and capital gains. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the fund's returns would have been lower. SEC yield is a calculation for determining the amount of portfolio income, excluding nonincome items as prescribed by the SEC. The subsidized SEC yields reflect some or all of the expenses that the adviser had voluntarily waived. Yields are subject to change.

The Worldwide High Income Blended Index II is comprised of 50 percent Credit Suisse First Boston Global High Yield Index and 50 percent J.P. Morgan Emerging Markets Bond Index Global. The J.P. Morgan Emerging Markets Bond Index Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities. The indexes do not include any expenses, fees, or sales charges, which would lower performance. The Indexes are unmanaged and should not be considered an investment.

FUND REPORT
FOR THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2003


Van Kampen Emerging Markets Income Fund is managed by the adviser's Emerging Markets Debt team. Current team members include Abigail McKenna, Managing Director; Eric Baurmeister, Executive Director; and Federico Kaune, Vice President.(1)

MARKET CONDITIONS

2003 was a remarkable year for emerging-markets debt investors. With the exception of a brief summer respite, the market rallied from start to finish with yield spreads on the J.P. Morgan Emerging Markets Bond Index Global (EMBI), one of the fund's benchmarks, falling by more than 300 basis points versus U.S. Treasuries. Thanks to this significant yield-spread compression and attractive coupon income, the asset class enjoyed one of its best years on record.

Supportive external conditions--including strong global economic growth, rising commodity prices and ample global liquidity--in conjunction with significant improvements in emerging-markets fundamentals, led to a dramatic reduction of sovereign risk and to improved credit quality over the course of the year. Most remarkably, Moody's upgrade of Russia's credit-quality rating to Baa3 shifted over half of the EMBI's market value to investment-grade status. This was a dramatic change from the 1998 environment when Russia's default led many to speculate about the "death" of the asset class.

From a country-specific standpoint, both Brazil and Ecuador generated some of the asset class's best returns during the year. In both cases, newly elected presidents pleasantly surprised deeply skeptical investors with their ability to implement reasonable policies. In Brazil, President Lula da Silva adhered to cautious fiscal and monetary policies and negotiated approval of crucial structural reforms with the Brazilian congress. Ecuadorean President Gutierrez's adherence to International Monetary Fund commitments, while not without inconsistencies, allowed his nation to benefit from higher oil production and prices. Better-than-expected economic performance and favorable external conditions also helped drive both countries' strong returns during the year.

The high-yield market entered the year on a strong footing and continued to rally sharply through the end of the year. Many factors contributed to the high-yield market's stellar performance in 2003. Improving perceptions regarding the economy, the credit cycle, and defaults led to renewed investor interest in credit-sensitive issues, with the Moody's issuer-based default rate falling by more than half over the course of the year. Low interest rates also added to the allure of high-yield bonds for yield-hungry investors. The resulting record inflows into the asset class provided portfolio managers with large amounts of cash that handily offset a near-record amount of new issuance. In addition, many high-yield mutual funds, which began

(1)Team members may change without notice at any time.

the year with conservative portfolios relative to the high-yield indices, invested heavily in lower-rated credits in an attempt to catch up to the rallying market.

PERFORMANCE ANALYSIS

Van Kampen Emerging Markets Income Fund outperformed its benchmarks, the Worldwide High Income Blended Index II and the J.P. Morgan Emerging Markets Bond Index Global, during the six months ended December 31, 2003. (See table below.)

The fund's performance benefited from strong country selection among its emerging-markets holdings. Our decision to emphasize the Russian market was based on our assessment of the country's prospects at the beginning of the period for continuing economic improvement. We also believed that the price of oil, a key Russian export, would remain relatively strong. Our expectations were met, and the position performed strongly. Our decision to maintain an overweighted position in Brazil relative to the EMBI was driven by our assessment of the country's valuations relative to its economic prospects at the beginning of the period, which we felt were underpriced. This strategy gave the fund exposure to one of the best-performing markets of the period. Valuations also led us to deemphasize the Asian markets, which in our view offered little room for price appreciation given that their prices already reflected the region's relatively strong economies. This strategy boosted the fund's performance given the general lagging of Asian debt relative to other parts of the emerging markets.

The fund's high-yield holdings also contributed to its performance. In keeping with our focus on bottom-up issue selection within that market, the greatest driver of the fund's high-yield performance was strong credit selection. Many of the portfolio's best performers entered the year at a steep discount to their par (or face) value, and enjoyed robust price appreciation in addition as well as attractive coupon income over the course of the year. In the wireless sector, the portfolio's position in Nextel benefited from that company's continued financial strength coupled with a low valuation at the beginning of the period. The fund enjoyed similarly strong performance from companies in the broadcasting, utilities, cable, telecommunications and chemicals industries.

TOTAL RETURN FOR THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2003

                                                   WORLDWIDE            J.P. MORGAN
                                                  HIGH INCOME         EMERGING MARKETS
     CLASS A       CLASS B       CLASS C       BLENDED INDEX II      BOND INDEX GLOBAL
--------------------------------------------------------------------------------------
      8.98%         8.63%         8.62%              8.34%                7.10%

The performance for the three share classes varies because each has different expenses. The fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definitions.

While the fund's performance outpaced its benchmarks, not all of its positions were beneficial. We anticipated continued poor performance from Turkey and Ecuador, two relatively speculative markets, and thus deemphasized their position in the portfolio. Unfortunately, the tepid economic gains in each country's economy were enough to draw investors' attention during the period, and the fund missed much of their gains. Among the fund's high-yield holdings, the rapid rise in the market price of CCC-rated debt led us to trim the fund's exposure to those securities in order to redeploy assets into parts of the market we viewed as more attractive. While we remain convinced of the wisdom of this approach in the long-term, it did cause the portfolio to miss some of the price performance of these lower-rated securities. Our stringent investment criteria made it difficult to find attractive companies in the utilities sector, given its widespread problem of overcapacity. The utility bonds in the portfolio performed well, but the fund's reduced position in the sector held performance back when utilities bonds across the board rallied strongly.

Going forward, we will continue with our disciplined investment approach, monitoring the markets closely for compelling opportunities.

TOP 5 SECTORS AS OF 12/31/03

Foreign Government Obligations    93.2%
Energy                             4.7
Forest Products                    1.3
Cable                              0.6
Wireless Communications            0.1

TOP 5 COUNTRIES AS OF 12/31/03

Brazil                            25.4%
Russia                            22.7
Mexico                            10.5
Ecuador                            6.3
Peru                               4.9

RATING ALLOCATIONS AS OF 12/31/03

A/A                                3.4%
BBB/Baa                           13.2
BB/Ba                             37.5
B/B                               33.6
CCC/Caa                            6.4
CC/Ca                              2.3
D                                  0.4
Non-Rated                          3.2

Subject to change daily. All percentages are as a percentage of long-term debt investments. Provided for informational purposes only and should not be deemed as a recommendation to buy securities in the sectors shown above. Securities are classified by sectors that represent broad groupings of related industries. Ratings allocations based upon ratings issued by Standard and Poor's and Moody's, respectively. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

ANNUAL HOUSEHOLDING NOTICE

     To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

PROXY VOTING POLICIES AND PROCEDURES

     A description of the fund's policies and procedures with respect to the voting of proxies relating to the fund's portfolio securities is available without charge, upon request, by calling 1-800-847-2424. This information is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS                          THE FOLLOWING PAGES DETAIL YOUR
DECEMBER 31, 2003 (UNAUDITED)                    FUND'S PORTFOLIO OF INVESTMENTS
                                                 AT THE END OF THE REPORTING
                                                 PERIOD.

PAR
AMOUNT                                                                                                      MARKET
(000)       DESCRIPTION                                                       COUPON         MATURITY       VALUE
            DOMESTIC CORPORATE BONDS  0.1%
            ENERGY  0.0%
$       40  MSW Energy Holdings Finance Corp I, 144A--Private
            Placement (a)                                                      8.500%        09/01/10   $       43,800
                                                                                                        --------------
            SERVICES  0.0%
       160  Encompass Services Corp. (b) (c) (d)                              10.500         05/01/09                0
                                                                                                        --------------
            WIRELESS COMMUNICATIONS  0.1%
        42  SBA Communications Corp.                                          12.000         03/01/08           45,885
                                                                                                        --------------
            WIRELINE COMMUNICATIONS  0.0%
       465  Exodus Communications, Inc. (b) (c) (d)                           11.625         07/15/10                0
     2,139  Rhythms Netconnections, Inc. (b) (c) (d)                          13.500         05/15/08                0
       245  Rhythms Netconnections, Inc. (b) (c) (d)                          14.000         02/15/10                0
                                                                                                        --------------
                                                                                                                     0
                                                                                                        --------------
TOTAL DOMESTIC CORPORATE BONDS                                                                                  89,685
                                                                                                        --------------
            FOREIGN BONDS AND DEBT SECURITIES (US $)  6.4%
            CHILE  1.3%
       585  Empresa Nacional Del Petro                                         6.750         11/15/12          647,368
       420  Empresa Nacional Del Petro, 144A--Private
            Placement (a)                                                      6.750         11/15/12          463,199
                                                                                                        --------------
                                                                                                             1,110,567
                                                                                                        --------------
            INDONESIA  0.9%
     2,860  Pindo Deli Finance Mauritius (b)                                  10.750         10/01/07          600,600
       410  Tjiwi Kimia Finance Mauritius (b)                                 10.000         10/01/04          133,250
                                                                                                        --------------
                                                                                                               733,850
                                                                                                        --------------
            MEXICO  3.8%
       380  Pemex Petroleos Mexicanos, 144A--Private
            Placement (a)                                                      8.625         12/01/23          418,950
       950  Pemex Project Funding Master Trust                                 9.125         10/13/10        1,132,875
       570  Pemex Project Funding Master Trust, 144A--Private
            Placement (a)                                                      2.950         10/15/09          582,825
       550  Petroleos Mexicanos                                                9.500         09/15/27          657,250
     1,123  Satelites Mexicanos SA (b)                                        10.125         11/01/04          510,965
                                                                                                        --------------
                                                                                                             3,302,865
                                                                                                        --------------

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2003 (UNAUDITED)

PAR
AMOUNT                                                                                                      MARKET
(000)       DESCRIPTION                                                       COUPON         MATURITY       VALUE
            NETHERLANDS  0.4%
$    1,120  Tjiwi Kimia (b)                                                   13.250%        08/01/99   $      364,000
                                                                                                        --------------
            UNITED KINGDOM  0.0%
       665  Esprit Telecom Group (DEM) (b) (d)                                11.000         06/15/08                0
                                                                                                        --------------
TOTAL FOREIGN BONDS AND DEBT SECURITIES  6.4%                                                                5,511,282
                                                                                                        --------------
            FOREIGN CONVERTIBLE CORPORATE OBLIGATION  0.0%
       425  KPNQuest NV (Convertible into 60,369 Common
            Shares) (EUR) (Netherlands) (b) (c) (d)                           10.000         03/15/12                3
                                                                                                        --------------
            FOREIGN GOVERNMENT OBLIGATIONS  89.6%
            ARGENTINA  0.8%
     1,060  Republic of Argentina (b)                                          0.000         04/10/05          355,100
       602  Republic of Argentina (b) (e)                                      6.000         03/31/23          297,311
                                                                                                        --------------
                                                                                                               652,411
                                                                                                        --------------
            BRAZIL  24.4%
     5,837  Federated Republic of Brazil                                       8.000         04/15/14        5,759,673
     4,090  Federated Republic of Brazil                                       8.875         04/15/24        3,992,862
     5,050  Federated Republic of Brazil                                      11.000         08/17/40        5,580,250
     1,260  Federated Republic of Brazil                                      11.250         07/26/07        1,480,500
     1,180  Federated Republic of Brazil                                      12.250         03/06/30        1,475,000
     2,220  Federated Republic of Brazil                                      14.500         10/15/09        2,913,750
                                                                                                        --------------
                                                                                                            21,202,035
                                                                                                        --------------
            BULGARIA  2.2%
     1,320  Republic of Bulgaria                                               8.250         01/15/15        1,563,481
       287  Republic of Bulgaria, 144A--Private
            Placement (a)                                                      8.250         01/15/15          337,942
                                                                                                        --------------
                                                                                                             1,901,423
                                                                                                        --------------
            COLUMBIA  3.2%
     2,418  Republic of Colombia                                               9.750         04/09/11        2,757,068
                                                                                                        --------------
            DOMINICAN REPUBLIC  0.7%
       760  Dominican Republic                                                 9.040         01/23/13          580,817
                                                                                                        --------------
            ECUADOR  6.1%
     6,790  Republic of Ecuador (f)                                     7.000/10.000         08/15/30        5,271,763
                                                                                                        --------------
            IVORY COAST  0.1%
       495  Ivory Coast Government International Bond (b)                      2.000         03/29/18           82,213
                                                                                                        --------------
            KOREA  0.4%
       390  Republic of Korea                                                  4.250         06/01/13          377,571
                                                                                                        --------------

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2003 (UNAUDITED)

PAR
AMOUNT                                                                                                      MARKET
(000)       DESCRIPTION                                                       COUPON         MATURITY       VALUE
            MALAYSIA  1.0%
$      750  Malaysia                                                           7.500%        07/15/11   $      889,095
                                                                                                        --------------
            MEXICO  6.2%
     1,970  United Mexican States                                              8.375         01/14/11        2,344,300
     2,160  United Mexican States                                             11.375         09/15/16        3,067,200
                                                                                                        --------------
                                                                                                             5,411,500
                                                                                                        --------------
            NIGERIA  0.8%
       750  Central Bank of Nigeria                                            6.250         11/15/20          670,346
                                                                                                        --------------
            PANAMA  3.0%
       410  Republic of Panama                                                 9.375         04/01/29          463,300
     1,840  Republic of Panama                                                 9.625         02/08/11        2,134,400
                                                                                                        --------------
                                                                                                             2,597,700
                                                                                                        --------------
            PERU  4.7%
       720  Republic of Peru                                                   8.750         11/21/33          723,600
     2,880  Republic of Peru                                                   9.875         02/06/15        3,355,200
                                                                                                        --------------
                                                                                                             4,078,800
                                                                                                        --------------
            PHILIPPINES  1.9%
     1,552  Republic of Philippines                                            9.375         01/18/17        1,680,040
                                                                                                        --------------
            TUNISIA  0.3%
        20  Banque Centrale De Tunisie Bond                                    7.375         04/25/12           22,550
       180  Central Bank of Tunisia                                            7.375         04/24/12          203,688
                                                                                                        --------------
                                                                                                               226,238
                                                                                                        --------------
            TURKEY  3.9%
     2,130  Republic of Turkey                                                11.500         01/23/12        2,721,075
       250  Republic of Turkey                                                11.750         06/15/10          317,500
       290  Republic of Turkey                                                12.375         06/15/09          372,650
                                                                                                        --------------
                                                                                                             3,411,225
                                                                                                        --------------
            SOUTH AFRICA  1.5%
     1,100  Republic of South Africa                                           8.500         06/23/17        1,317,250
                                                                                                        --------------
            UKRAINE  2.2%
     1,691  Republic of Ukraine                                               11.000         03/15/07        1,885,157
                                                                                                        --------------
            VENEZUELA  3.9%
       940  Republic of Venezuela                                              9.250         09/15/27          860,100
     2,340  Republic of Venezuela                                             10.750         09/19/13        2,501,420
                                                                                                        --------------
                                                                                                             3,361,520
                                                                                                        --------------

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2003 (UNAUDITED)

PAR
AMOUNT                                                                                                      MARKET
(000)       DESCRIPTION                                                       COUPON         MATURITY       VALUE
            RUSSIA  21.8%
$      130  Russian Federation (f)                                       5.000/7.500%        03/31/30   $      125,775
     1,000  Russian Federation                                                 8.250         03/31/10        1,120,259
     2,116  Russian Federation                                                11.000         07/24/18        2,868,397
       740  Russian Federation                                                12.750         06/24/28        1,184,518
    14,163  Russian Federation, 144A--Private
            Placement (a) (f)                                            5.000/7.500         03/31/30       13,614,096
                                                                                                        --------------
                                                                                                            18,913,045
                                                                                                        --------------

            QATAR  0.5%
       320  State of Qatar                                                     9.750         06/15/30          456,531
                                                                                                        --------------
TOTAL FOREIGN GOVERNMENT OBLIGATIONS  89.6%                                                                 77,723,748
                                                                                                        --------------

DESCRIPTION
EQUITIES  0.0%
Cental Bank of Nigeria (750 Common Stock Warrants) (d)                                                               0
Dobson Communications Corp. (69 Preferred Shares) (h)                                                            7,427
Occidente Y Caribe Celular SA (70,000 Common Stock Warrants),
144A-Private Placement (a) (d)                                                                                       0
Republic of Venezuela (3,200 Common Stock Warrants) (d)                                                              0
Song Networks Holding (3,708 Preferred Shares) (Krona) (d)                                                      17,399
TNP Enterprises, Inc. (14 Preferred Shares) (h)                                                                  1,577
Viatel Holding Bermuda Ltd (1 Common Shares) (g)                                                                     3
                                                                                                        --------------

TOTAL EQUITIES                                                                                                  26,406
                                                                                                        --------------
TOTAL LONG-TERM INVESTMENTS  96.1%
 (Cost $79,396,375)                                                                                         83,351,124

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2003 (UNAUDITED)

                                                                           MARKET
DESCRIPTION                                                                 VALUE
REPURCHASE AGREEMENT  1.6%
State Street Bank & Trust Co. ($1,380,000 par collateralized by U.S. Government obligations in a pooled cash account,
dated 12/31/03, to be sold on 01/02/04 at $1,380,050)
(Cost $1,380,000)                                                     $    1,380,000
                                                                      --------------
TOTAL INVESTMENTS  97.7%
 (Cost $80,776,375)                                                       84,731,124

OTHER ASSETS IN EXCESS OF LIABILITIES  2.3%                                1,968,379
                                                                      --------------
NET ASSETS  100.0%                                                    $   86,699,503
                                                                      ==============

(a) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(b) Non-income producing as security is in default.

(c) This borrower has filed for protection in federal bankruptcy court.

(d) Market value is determined in accordance with procedures established in good faith by the Board of Trustees.

(e) Item represents a "Brady Bond" which is the product of the "Brady Plan" under which various Latin American, African, and Southeast Asian nations have converted their outstanding external defaulted commercial bank loans into bonds. Certain Brady Bonds have been collateralized, as to principal due at maturity, by U.S. Treasury zero coupon bonds with a maturity date equal to the final maturity date of such Brady Bonds.

(f) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(g) Non-income producing security as this stock currently does not declare dividends.

(h) Payment-in-kind security.

(EUR)--Eurodollar
(DEM)--German Mark
(Krona)--Swedish Krona

                                               SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2003 (UNAUDITED)

ASSETS:
Total Investments (Cost $80,776,375)                                          $  84,731,124
Cash                                                                                477,671
Receivables:
  Interest                                                                        1,909,812
  Fund Shares Sold                                                                  137,638
  Dividends                                                                           7,229
  Investments Sold                                                                       11
  Forward Foreign Currency Contracts                                                 27,244
Other                                                                                49,562
                                                                              -------------
     Total Assets                                                                87,340,291
                                                                              -------------
LIABILITIES:
Payables:
  Fund Shares Repurchased                                                           231,179
  Income Distributions                                                               90,439
  Distributor and Affiliates                                                         87,990
  Investment Advisory Fee                                                            46,805
  Variation Margin on Futures                                                        21,875
Accrued Expenses                                                                     96,865
Directors' Deferred Compensation and Retirement Plans                                65,635
                                                                              -------------
     Total Liabilities                                                              640,788
                                                                              -------------
NET ASSETS                                                                    $  86,699,503
                                                                              =============

NET ASSETS CONSIST OF:
Capital (Par value of $.001 per share with 1,125,000,000
shares authorized)                                                            $ 196,248,885
Net Unrealized Appreciation                                                       3,804,430
Accumulated Undistributed Net Investment Income                                  (1,086,043)
Accumulated Net Realized Loss                                                  (112,267,769)
                                                                              -------------
NET ASSETS                                                                    $  86,699,503
                                                                              =============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
     Net asset value and redemption price per share (Based on net assets of
     $33,343,893 and 4,222,926 shares of beneficial interest issued
     and outstanding)                                                         $        7.90
     Maximum sales charge (4.75%* of offering price)                                    .39
                                                                              -------------
     Maximum offering price to public                                         $        8.29
                                                                              =============
  Class B Shares:
     Net asset value and offering price per share (Based on net assets of
     $36,098,606 and 4,587,717 shares of beneficial interest issued
     and outstanding)                                                         $        7.87
                                                                              =============
  Class C Shares:
     Net asset value and offering price per share (Based on net assets of
     $17,257,004 and 2,190,025 shares of beneficial interest issued
     and outstanding)                                                         $        7.88
                                                                              =============

* On sales of $50,000 or more, the sales charge will be reduced.

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2003 (UNAUDITED)

INVESTMENT INCOME:
Interest (Net of foreign withholding taxes of $182)                          $  3,195,310
Dividends                                                                          45,862
Other                                                                              23,868
                                                                             ------------
     Total Income                                                               3,265,040
                                                                             ------------
EXPENSES:
Investment Advisory Fee                                                           317,754
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C of
  $37,577, $187,220 and $86,142, respectively)                                    310,939
Shareholder Services                                                               93,370
Accounting                                                                         58,312
Custody                                                                            22,644
Legal                                                                              10,888
Directors' Fees and Related Expenses                                                8,600
Other                                                                              88,554
                                                                             ------------
     Total Expenses                                                               911,061
     Expense Fee Reduction ($20,310 Investment Advisory Fee and
       $29,038 Other)                                                              49,348
                                                                             ------------
     Net Expenses                                                                 861,713
                                                                             ------------
NET INVESTMENT INCOME                                                        $  2,403,327
                                                                             ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments                                                                $    999,208
  Futures                                                                         584,550
  Foreign Currency Contracts                                                     (147,468)
  Foreign Currency Transactions                                                   308,959
                                                                             ------------
Net Realized Gain                                                               1,745,249
                                                                             ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period                                                         941,489
                                                                             ------------
  End of the Period:
     Investments                                                                3,954,749
     Futures                                                                     (177,563)
     Foreign Currency Contracts                                                    27,244
                                                                             ------------
                                                                                3,804,430
                                                                             ------------
Net Unrealized Appreciation During the Period                                   2,862,941
                                                                             ------------
NET REALIZED AND UNREALIZED GAIN                                             $  4,608,190
                                                                             ============
NET INCREASE IN NET ASSETS FROM OPERATIONS                                   $  7,011,517
                                                                             ============

                                               SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                                   SIX MONTHS ENDED    YEAR ENDED
                                                                   DECEMBER 31, 2003  JUNE 30,2003
                                                                   -------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income                                                 $  2,403,327    $  5,987,986
Net Realized Gain/Loss                                                   1,745,249     (33,237,153)
Net Unrealized Appreciation During the Period                            2,862,941      43,787,815
                                                                      ------------    ------------
Change in Net Assets from Operations                                     7,011,517      16,538,648
                                                                      ------------    ------------

Distributions from Net Investment Income:
   Class A Shares                                                         (907,519)     (1,861,834)
   Class B Shares                                                         (997,184)     (2,780,000)
   Class C Shares                                                         (457,716)     (1,156,992)
                                                                      ------------    ------------
                                                                        (2,362,419)     (5,798,826)
                                                                      ------------    ------------

Return of Capital Distribution:
   Class A Shares                                                              -0-        (223,228)
   Class B Shares                                                              -0-        (263,581)
   Class C Shares                                                              -0-        (117,198)
                                                                      ------------    ------------
                                                                               -0-        (604,007)
                                                                      ------------    ------------
Total Distributions                                                     (2,362,419)     (6,402,833)
                                                                      ------------    ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES                      4,649,098      10,135,815
                                                                      ------------    ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold                                               14,183,715      28,971,370
Net Asset Value of Shares Issued Through
   Dividend Reinvestment                                                 1,767,230       4,718,597
Cost of Shares Repurchased                                             (25,394,379)    (35,981,706)
                                                                      ------------    ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS                      (9,443,434)     (2,291,739)
                                                                      ------------    ------------
TOTAL INCREASE/DECREASE IN NET ASSETS                                   (4,794,336)      7,844,076
NET ASSETS:

Beginning of the Period                                                 91,493,839      83,649,763
                                                                      ------------    ------------
End of the Period (Including accumulated undistributed
   net investment income of ($1,086,043) and
   ($1,126,951), respectively)                                        $ 86,699,503    $ 91,493,839
                                                                      ============    ============

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS                             THE FOLLOWING SCHEDULE PRESENTS
(UNAUDITED)                                      FINANCIAL HIGHLIGHTS FOR ONE
                                                 SHARE OF THE FUND OUTSTANDING
                                                 THROUGHOUT THE PERIODS
                                                 INDICATED.

                                             SIX
                                           MONTHS
                                            ENDED                           YEAR ENDED JUNE 30,
CLASS A SHARES                           DECEMBER 31,    -----------------------------------------------------------
                                           2003 (a)      2003 (a)    2002 (a)     2001 (a)     2000 (a)     1999 (a)
                                         ---------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                            $   7.47      $   6.63    $   8.11     $   9.93     $   9.90     $  12.46
                                           --------      --------    --------     --------     --------     --------
  Net Investment Income                         .23           .52         .71         1.00         1.14         1.06
  Net Realized and Unrealized
     Gain/Loss                                  .43           .88       (1.36)       (1.77)        (.06)       (2.51)
                                           --------      --------    --------     --------     --------     --------
Total from Investment
  Operations                                    .66          1.40        (.65)        (.77)        1.08        (1.45)
                                           --------      --------    --------     --------     --------     --------
Less:
  Distributions from Net
     Investment Income                          .23           .50         .83         1.05         1.05         1.10
  Return of Capital Distributions               -0-           .06         -0-          -0-          -0-          .01
                                           --------      --------    --------     --------     --------     --------
Total Distributions                             .23           .56         .83         1.05         1.05         1.11
                                           --------      --------    --------     --------     --------     --------
NET ASSET VALUE, END
  OF THE PERIOD                            $   7.90      $   7.47    $   6.63     $   8.11     $   9.93     $   9.90
                                           ========      ========    ========     ========     ========     ========

Total Return* (b)                             8.98%**      22.51%      -6.92%       -8.23%       11.39%      -11.14%
Net Assets at End of
  the Period (In millions)                 $   33.3      $   33.8    $   22.4     $   31.1     $   44.9     $   58.5
Ratio of Expenses to Average
  Net Assets*                                 1.55%         1.57%       1.53%        1.55%        1.60%        1.45%
Ratio of Net Investment
  Income to Average
  Net Assets*                                 6.16%         7.75%       9.46%       10.96%       11.41%       10.55%
Portfolio Turnover                             113%**        133%         94%         141%         119%         121%

* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average
Net Assets                                    1.67%         1.61%         N/A          N/A          N/A          N/A

Ratio of Net Investment Income
to Average Net Assets                         6.04%         7.71%         N/A          N/A          N/A          N/A

Ratio of Expenses to Average
Net Assets Excluding
Country Tax Expense and
Interest Expense                                N/A         1.55%         N/A        1.45%        1.46%          N/A

**  Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A Not Applicable

                                               SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS                             THE FOLLOWING SCHEDULE PRESENTS
(UNAUDITED)                                      FINANCIAL HIGHLIGHTS FOR ONE
                                                 SHARE OF THE FUND OUTSTANDING
                                                 THROUGHOUT THE PERIODS
                                                 INDICATED.

                                            SIX
                                           MONTHS
                                            ENDED                            YEAR ENDED JUNE 30,
CLASS B SHARES                           DECEMBER 31,    -----------------------------------------------------------
                                           2003 (a)      2003 (a)    2002 (a)     2001 (a)     2000 (a)     1999 (a)
                                         ---------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                            $   7.44      $   6.61    $   8.08     $   9.89     $   9.86     $  12.40
                                           --------      --------    --------     --------     --------     --------
  Net Investment Income                         .20           .47         .65          .93         1.06          .98
  Net Realized and Unrealized
     Gain/Loss                                  .43           .87       (1.34)       (1.76)        (.06)       (2.50)
                                           --------      --------    --------     --------     --------     --------
Total from Investment
  Operations                                    .63          1.34        (.69)        (.83)        1.00        (1.52)
                                           --------      --------    --------     --------     --------     --------
Less:
  Distributions from Net
     Investment Income                          .20           .47         .78          .98          .97         1.01
  Return of Capital Distributions               -0-           .04         -0-          -0-          -0-          .01
                                           --------      --------    --------     --------     --------     --------
Total Distributions                             .20           .51         .78          .98          .97         1.02
                                           --------      --------    --------     --------     --------     --------
NET ASSET VALUE, END
  OF THE PERIOD                            $   7.87      $   7.44    $   6.61     $   8.08     $   9.89     $   9.86
                                           ========      ========    ========     ========     ========     ========

Total Return* (b)                             8.63%**      21.52%      -7.48%       -8.99%       10.58%      -11.82%
Net Assets at End of
  the Period (In millions)                 $   36.1      $   39.9    $   43.9     $   64.1     $   90.9     $  107.0
Ratio of Expenses to Average
  Net Assets*                                 2.30%         2.31%       2.28%        2.30%        2.35%        2.20%
Ratio of Net Investment
  Income to Average
  Net Assets*                                 5.41%         7.10%       8.71%       10.21%       10.65%        9.81%
Portfolio Turnover                             113%**        133%         94%         141%         119%         121%

* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average
Net Assets                                    2.42%         2.36%         N/A          N/A          N/A          N/A

Ratio of Net Investment Income
to Average Net Assets                         5.29%         7.05%         N/A          N/A          N/A          N/A

Ratio of Expenses to Average
Net Assets Excluding
Country Tax Expense and
Interest Expense                                N/A         2.30%         N/A        2.20%        2.21%          N/A

**  Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within the first and second year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A Not Applicable

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS                             THE FOLLOWING SCHEDULE PRESENTS
(UNAUDITED)                                      FINANCIAL HIGHLIGHTS FOR ONE
                                                 SHARE OF THE FUND OUTSTANDING
                                                 THROUGHOUT THE PERIODS
                                                 INDICATED.

                                             SIX
                                           MONTHS
                                            ENDED                            YEAR ENDED JUNE 30,
                                         DECEMBER 31,    -----------------------------------------------------------
CLASS C SHARES                             2003 (a)      2003 (a)    2002 (a)     2001 (a)     2000 (a)     1999 (a)
                                         ---------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                            $   7.45      $   6.62    $   8.08     $   9.89     $   9.87     $  12.40
                                           --------      --------    --------     --------     --------     --------
  Net Investment Income                         .20           .47         .64          .93         1.06          .98
  Net Realized and Unrealized
     Gain/Loss                                  .43           .87       (1.32)       (1.76)        (.07)       (2.49)
                                           --------      --------    --------     --------     --------     --------
Total from Investment
  Operations                                    .63          1.34        (.68)        (.83)         .99        (1.51)
                                           --------      --------    --------     --------     --------     --------
Less:
  Distributions from Net
     Investment Income                          .20           .46         .78          .98          .97         1.01
  Return of Capital Distributions               -0-           .05         -0-          -0-          -0-          .01
                                           --------      --------    --------     --------     --------     --------
Total Distributions                             .20           .51         .78          .98          .97         1.02
                                           --------      --------    --------     --------     --------     --------
NET ASSET VALUE, END
  OF THE PERIOD                            $   7.88      $   7.45    $   6.62     $   8.08     $   9.89     $   9.87
                                           ========      ========    ========     ========     ========     ========

Total Return* (b)                             8.62%**      21.49%      -7.47%       -8.88%       10.57%      -11.83%
Net Assets at End of
  the Period (In millions)                 $   17.3      $   17.8    $   17.4     $   23.3     $   33.5     $   40.6
Ratio of Expenses to
  Average Net Assets*                         2.30%         2.31%       2.28%        2.30%        2.35%        2.20%
Ratio of Net Investment
  Income to Average
  Net Assets*                                 5.40%         7.08%       8.68%       10.21%       10.65%        9.81%
Portfolio Turnover                             113%**        133%         94%         141%         119%         121%

* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average
Net Assets                                     2.42%         2.36%        N/A          N/A          N/A          N/A

Ratio of Net Investment
Income to Average Net Assets                   5.28%         7.03%        N/A          N/A          N/A          N/A

Ratio of Expenses to Average
Net Assets Excluding
Country Tax Expense and
Interest Expense                                N/A          2.30%        N/A         2.20%        2.21%         N/A

**  Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A Not Applicable

                                               SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2003 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES
The Van Kampen Emerging Markets Income Fund (formerly known as Van Kampen Worldwide High Income Fund) (the "Fund") is organized as a separate non-diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's primary investment objective is to seek high current income consistent with relative stability of principal and, secondarily, capital appreciation, by investing primarily in a portfolio of high yielding, high risk fixed income securities of issuers located throughout the world. The Fund invests primarily in income securities of emerging market country issuers. The Fund commenced operations on April 21, 1994. The Fund began offering the current Class B Shares on August 1, 1995. Class B Shares held prior to May 1, 1995 were renamed Class C Shares. Effective November 30, 2003, the Fund's investment adviser, Van Kampen Investment Advisory Corp. merged into its affiliate, Van Kampen Asset Management (the "Adviser").
     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange are valued at the latest quoted sales price. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Listed and unlisted securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Fixed income investments are stated at value using market quotations or indications of value obtained from an independent pricing service. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued using quoted foreign exchange rates. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Most foreign markets close before the New York Stock Exchange
(NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Board of Directors. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

     B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2003 (UNAUDITED)

The value of the security so purchased is subject to market fluctuations during this period. At December 31, 2003, the Fund had no when-issued or delayed delivery purchase commitments.
     The Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by the Adviser, or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees, which are unique to each class of shares. Bond discount is accreted and premium is amortized over the expected life of each applicable security.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.
     The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2003, the Fund had an accumulated capital loss carryforward for tax purposes of $88,923,485, which will expire between June 30, 2007 and June 30, 2011.
     At December 31, 2003, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes                             $80,837,350
                                                                 ===========
Gross tax unrealized appreciation                                $ 7,171,447
Gross tax unrealized depreciation                                 (3,277,673)
                                                                 -----------
Net tax unrealized appreciation on investments                   $ 3,893,774
                                                                 ===========


E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2003 (UNAUDITED)

included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.
     The tax character of distributions paid during the year ended June 30, 2003 was as follows:

                                                                   2003
                                                                   -----
Distributions paid from:
   Ordinary Income                                               $6,352,964
   Long-term capital gain                                               -0-
   Return of Capital                                                604,007
                                                                 ----------
                                                                 $6,956,971

     Net realized gains or losses may differ for financial and tax reporting purposes as a result of the deferral of losses relating to straddle positions and wash sale transactions.

F. FOREIGN CURRENCY TRANSLATIONS AND FOREIGN INVESTMENTS The Fund may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation/depreciation on foreign currency translation.
     Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
     The Fund invests in issuers located in emerging markets. There are certain risks inherent in these investments not typically associated with issuers in the United States, including the smaller size of the markets themselves, lesser liquidity, greater volatility and potentially less publicly available information. Emerging markets may be subject to a greater degree of government involvement in the economy and greater economic and political uncertainty, which has the potential to extend to government imposed restrictions on exchange traded transactions and currency transactions. These restrictions may impact the Fund's ability to buy or sell certain securities or to repatriate certain currencies to U.S. dollars. Additionally, changes in currency exchange rates will affect the value of and investment income from such securities.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2003 (UNAUDITED)


2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                         % PER ANNUM
First $500 million                                                  .75%
Next $500 million                                                   .70%
Over $1 billion                                                     .65%

     For the six months ended December 31, 2003, the Adviser waived $20,310 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.
     For the six months ended December 31, 2003, the Fund recognized expenses of approximately $3,400, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.
     Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended December 31, 2003, the Fund recognized expenses of approximately $15,900, representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of "Accounting" and "Legal" expenses, respectively, on the Statement of Operations.
     Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended December 31, 2003, the Fund recognized expenses of approximately $76,600 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Directors.
     The Adviser has agreed to reimburse the Fund to the extent the total accounting, transfer agency and sub-transfer agency fees exceed 0.25% of the average daily net assets of the Fund. For the six months ended December 31, 2003, the Adviser reimbursed $29,038 of these fees. This reimbursement is voluntary in nature and can be discontinued at the Adviser's discretion.
     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.
     The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and, to the extent permitted by the 1940 Act, as amended, may be invested in the shares of those funds selected by the directors. Investments in such funds of $38,184 are included in "Other" assets on the Statement of Assets and Liabilities at December 31, 2003. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2003 (UNAUDITED)

3. CAPITAL TRANSACTIONS
At December 31, 2003, capital aggregated $62,209,912, $95,491,288 and
$38,547,685 for Classes A, B, and C, respectively. For the six months ended December 31, 2003, transactions were as follows:

                                                   SHARES          VALUE
Sales:
   Class A                                         1,535,168    $ 11,561,392
   Class B                                           275,204       2,076,812
   Class C                                            72,988         545,511
                                                ------------    ------------
Total Sales                                        1,883,360    $ 14,183,715
                                                ============    ============

Dividend Reinvestment:
   Class A                                            89,453    $    678,301
   Class B                                            96,704         728,104
   Class C                                            47,842         360,825
                                                ------------    ------------
Total Dividend Reinvestment                          233,999    $  1,767,230
                                                ============    ============

Repurchases:
   Class A                                        (1,931,011)   $(14,421,643)
   Class B                                        (1,149,672)     (8,621,810)
   Class C                                          (312,832)     (2,350,926)
                                                ------------    ------------
Total Repurchases                                 (3,393,515)   $(25,394,379)
                                                ============    ============


     At June 30, 2003, capital aggregated $64,391,862, $101,308,182 and
$39,992,275 for Classes A, B, and C, respectively. For the year ended June 30, 2003, transactions were as follows:

                                                    SHARES          VALUE
Sales:
   Class A                                         3,543,035    $ 23,401,675
   Class B                                           658,656       4,552,039
   Class C                                           147,838       1,017,656
                                                ------------    ------------
Total Sales                                        4,349,529    $ 28,971,370
                                                ============    ============

Dividend Reinvestment:
   Class A                                           212,521    $  1,417,359
   Class B                                           352,706       2,331,779
   Class C                                           145,445         969,459
                                                ------------    ------------
Total Dividend Reinvestment                          710,672    $  4,718,597
                                                ============    ============

Repurchases:
   Class A                                        (2,600,545)   $(17,230,316)
   Class B                                        (2,286,147)    (15,220,924)
   Class C                                          (531,600)     (3,530,466)
                                                ------------    ------------
Total Repurchases                                 (5,418,292)   $(35,981,706)
                                                ============    ============

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2003 (UNAUDITED)

     Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the six months ended December 31, 2003 and year ended June 30, 2003, 191,899 and 420,564 Class B Shares, respectively converted to Class A Shares and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                                         CONTINGENT DEFERRED
                                                            SALES CHARGE
                                                           AS A PERCENTAGE
                                                          OF DOLLAR AMOUNT
                                                          SUBJECT TO CHARGE
                                                        ----------------------
YEAR OF REDEMPTION                                      CLASS B        CLASS C
First                                                     4.00%          1.00%
Second                                                    4.00%           None
Third                                                     3.00%           None
Fourth                                                    2.50%           None
Fifth                                                     1.50%           None
Sixth and Thereafter                                       None           None


     For the six months ended December 31, 2003, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $4,000 and CDSC on redeemed shares of approximately $22,300. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $90,860,883 and $98,473,854, respectively.

5. DISTRIBUTION AND SERVICE PLANS
With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.
     Annual fees under the Plans of up to 0.25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. The amount of distribution

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2003 (UNAUDITED)

expenses incurred by Van Kampen and not yet reimbursed ("unreimbursed receivable") was approximately $3,039,600 and $290,900 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, any excess 12b-1 fees will be refunded to the Fund on a quarterly basis.
     Included in these fees for the six months ended December 31, 2003, are payments retained by Van Kampen of approximately $144,800 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $26,600.

6. DERIVATIVE FINANCIAL INSTRUMENTS
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.
     The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to manage the portfolio's effective yield, foreign currency exposure, maturity and duration, or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the futures or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.
     Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FORWARD FOREIGN CURRENCY CONTRACTS These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on foreign currency transactions.
     At December 31, 2003, the Fund had outstanding forward foreign currency contracts as follows:

                                                                   UNREALIZED
                                                     CURRENT     APPRECIATION/
                                                      VALUE      DEPRECIATION
FORWARD FOREIGN CURRENCY CONTRACTS
LONG CONTRACTS:
Euro 335,000 expiring 1/26/04                       $  421,780     $  33,515
Euro 370,000 expiring 1/26/04                          465,846        42,714
Euro 210,000 expiring 1/26/04                          264,399        23,760
Euro 705,000 expiring 1/26/04                          887,626        58,546
                                                                   ---------
                                                                     158,535
                                                                   ---------

SHORT CONTRACTS:
Euro 1,620,000 expiring 1/26/04                     $2,039,651     (131,291)
                                                                   ---------
                                                                   $  27,244
                                                                   =========

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2003 (UNAUDITED)

B. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures of foreign government bonds and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the Investment Company Act of 1940, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.
     Transactions in futures contracts for the six months ended December 31, 2003, were as follows:

                                                                    CONTRACTS
Outstanding at June 30, 2003                                           166
Futures Opened                                                         414
Futures Closed                                                        (432)
                                                                      ----
Outstanding at December 31, 2003                                       148
                                                                      ====


     The futures contracts outstanding as of December 31, 2003, and the descriptions and the unrealized appreciation/depreciation are as follows:

                                                                             UNREALIZED
                                                                            APPRECIATION/
                                                                 CONTRACTS  DEPRECIATION

SHORT CONTRACTS:
10-Year U.S. Treasury Note - March 2004 (Current Notional Value
  of $112,266 per contract)                                         108        $(126,203)
5-Year U.S. Treasury Note - March 2004 (Current Notional Value
  of $111,625 per contract)                                          40          (51,360)
                                                                 ---------     ----------
                                                                    148        $(177,563)
                                                                 =========     ==========

7. LEGAL MATTERS
The Adviser, certain affiliates of the Adviser and certain investment companies advised by the Adviser or its affiliates, including the Fund, are named as defendants in a number of recently filed, similar class action complaints. These complaints generally allege that defendants, including the Fund, violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Adviser and certain affiliates of the Adviser allegedly offered economic incentives to brokers and others to steer investors to the funds advised by the Adviser or its affiliates rather than funds managed by other companies, and (ii) that the funds advised by the Adviser or its affiliates, including the Fund, allegedly paid excessive commissions to brokers in

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2003 (UNAUDITED)

return for their alleged efforts to steer investors to these funds. The complaints seek, among other things, unspecified compensatory damages, rescissionary damages, fees and costs. The defendants intend to move to dismiss these actions and otherwise vigorously to defend them. While the Fund believes that it has meritorious defenses, the ultimate outcome of these matters is not presently determinable at this early stage of the litigation, and no provision has been made in the Fund's financial statements for the effect, if any, of these matters.

BOARD OF DIRECTORS AND IMPORTANT ADDRESSES
VAN KAMPEN EMERGING MARKETS INCOME FUND


BOARD OF DIRECTORS

DAVID C. ARCH

J. MILES BRANAGAN

JERRY D. CHOATE

ROD DAMMEYER

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

HOWARD J KERR

MITCHELL M. MERIN*

JACK E. NELSON

RICHARD F. POWERS, III*

HUGO F. SONNENSCHEIN

WAYNE W. WHALEN* - Chairman

SUZANNE H. WOOLSEY


INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020


DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1221 Avenue of the Americas
New York, New York 10020


SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947


CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606


INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 N. Stetson Avenue
Chicago, Illinois 60601

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

YOUR NOTES

YOUR NOTES

VAN KAMPEN
PRIVACY NOTICE

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you conduct with us, our affiliates, or third parties. We may also collect information you provide when using our Web site, and text files (also known as "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.


                                           Van Kampen Funds Inc.
                                           1 Parkview Plaza, P.O. Box 5555
                                           Oakbrook Terrace, IL 60181-5555
                                           www.vankampen.com


                          [VAN KAMPEN INVESTMENTS LOGO]

                          GENERATIONS OF EXPERIENCE(SM)


                    Copyright (C)2004 Van Kampen Funds Inc. All rights reserved.
                    454, 554, 654                              Member NASD/SIPC.
                    MSWW SAR 2/04                              13507A04-AP-1/04

VAN KAMPEN
EQUITY GROWTH FUND

SEMIANNUAL REPORT


DECEMBER 31, 2003

[PHOTO OF MAN FISHING]

[PHOTO OF MAN/WOMAN DANCING AT WEDDING]

[PHOTO OF MAN/GIRL SAILING]

[PHOTO OF MAN/WOMAN WALKING]

ENJOY LIFE'S TRUE WEALTH


[VAN KAMPEN INVESTMENTS LOGO]

GENERATIONS OF EXPERIENCE(SM)

PRIVACY NOTICE INFORMATION ON THE BACK.

WELCOME, SHAREHOLDER


In this report, you'll learn about how your investment in Van Kampen Equity Growth Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of December 31, 2003.


This material must be preceded or accompanied by a prospectus for the fund being offered.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the fund will achieve its investment objective. The fund is subject to market risk which is the possibility that the market values of securities owned by the fund will decline and, therefore, the value of the fund shares may be less than what you paid for them. Accordingly, you can lose money investing in this fund. Please see the prospectus for more complete information on investment risks.

       NOT FDIC INSURED     OFFER NO BANK GUARANTEE     MAY LOSE VALUE
       NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY     NOT A DEPOSIT

PERFORMANCE SUMMARY


AVERAGE ANNUAL TOTAL RETURNS

                          A SHARES              B SHARES               C SHARES
                        SINCE 5/28/98         SINCE 5/28/98          SINCE 5/28/98
------------------------------------------------------------------------------------
  AVERAGE ANNUAL    W/O SALES    W/SALES   W/O SALES   W/SALES   W/O SALES   W/SALES
  TOTAL RETURNS      CHARGES     CHARGES    CHARGES    CHARGES    CHARGES    CHARGES
  Since Inception      -0.15%     -1.20%      -0.87%    -0.87%     -0.81      -0.81%
  5-year               -1.88      -3.03       -2.58     -2.85      -2.51      -2.51
  1-year               23.63      16.47       22.77     17.77      23.20      22.20
  6-month              12.28       5.85       11.86      6.86      11.81      10.81

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, and fund shares, when redeemed, may be worth more or less than their original cost. The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses.

As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and 1.00 percent for Class B and C shares. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the fund's returns would have been lower.

The Standard & Poor's 500 Index is generally representative of the U.S. stock market. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment.

FUND REPORT
FOR THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2003

Van Kampen Equity Growth Fund is managed by the adviser's Large-Cap Growth team.(1) Current members include William Auslander, Managing Director, and Jeffrey Alvino, Managing Director.

MARKET CONDITIONS

The stock market continued its upward track during the past six months, with the Standard & Poor's 500 Index rising more than 15 percent. Stocks across the board were strong performers, especially during the fourth quarter of 2003. Large-cap growth stocks--the fund's primary focus--outperformed their value counterparts in the third quarter, though the opposite was true in the fourth quarter.

The market's gains were driven by a steadily improving economy. Interest rates remained at historically low levels, and the Federal Reserve Board made clear its intention to keep rates there for an extended period. Thanks in large part to these modest borrowing costs, U.S. gross domestic product, which measures the nation's economic output, grew by 8.2 percent during the third quarter of 2003--well more than double the prior quarter's performance and the economy's fastest growth rate since 1984. Robust business investment to go along with continued strength in consumer spending was a particularly favorable sign.

By year's end, the data indicated that the economy was finishing up the year in solid shape. For example, December manufacturing activity increased for the sixth consecutive month, according to the Institute of Supply Management. Similarly, consumer sentiment, as measured by the widely cited University of Michigan index, stood at 92.6 at year's end, slightly below the November reading but 19 percent higher than the recent low recorded in March 2003.

PERFORMANCE ANALYSIS

Van Kampen Equity Growth Fund returned 12.28 percent (Class A shares unadjusted for sales charge) for the six-month period ended December 31, 2003. By comparison, the fund's benchmark, the Standard & Poor's 500 Index, returned
15.14 percent for the same period.

Total return for the six-month period ended December 31, 2003

      CLASS A         CLASS B         CLASS C          STANDARD & POOR'S 500 INDEX
------------------------------------------------------------------------------------
       12.28%          11.86%          11.81%                    15.14%

The performance for the three share classes varies because each has different expenses. The fund's total-return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and an index definition.


(1) Team members may change at any time without notice.

During the period, gains made by smaller-cap and lower-quality, more-speculative stocks exceeded those of larger, higher-quality names. Because of the fund's emphasis on the larger, higher-quality names that we favor, the fund's return lost ground relative to the market overall.

Stock selection in the consumer-staples sector had the largest negative impact on fund performance during the past six months. Food and tobacco giant Altria, formerly Philip Morris, was the fund's worst relative performer in this sector. Altria suffered from investor worries about more tobacco litigation. However, we continued to hold the stock in the portfolio, as we remained confident in its business prospects. Costco, a membership-warehouse retailer, was another consumer-staples negative. Costco's shares were hit hard after the company announced third-quarter earnings would be well short of expectations because of high health-care costs and strong competition from rival SAM'S Club. We sold the position in Costco.

An overweighted position relative to the benchmark in the sluggish health-care sector also hurt performance. Much of the sector's disappointing results were supplied by large-cap pharmaceutical companies. Two drug stocks in particular--Merck and Wyeth--detracted from the fund's performance and were subsequently sold from the fund after the close of the period. We eliminated Wyeth because of uncertainty about pending litigation surrounding the company's hormone-replacement drug, Prempro, and its weight-loss drug, Fen-Phen. Merck was sold because of concerns about competition from generic drug-makers; some of Merck's products faced the loss of patent protection. Also, Merck's pipeline of potential new blockbuster drugs was shrinking.

A third area of weakness for the fund was stock selection in the consumer-discretionary area. Names such as Weight Watchers International and Dollar Tree Stores were among the portfolio's laggards. Dollar Tree, the discount retailer, saw its stock hit after announcing weaker-than-expected fourth-quarter earnings. Weight Watchers suffered from declining attendance for its weight-loss programs, and we sold the position.

The fund did, however, enjoy strong results from its investments in the technology sector, which represented a substantial overweight relative to the benchmark. Throughout the period, we added incrementally to the technology sector, especially in higher-quality names that we believed had the potential to be successful over time. The fund's technology weighting was a big boost to performance in an environment in which tech stocks across the board were up. The three best relative performers for the fund during the past six months were dominant technology firms Intel, the leading maker of semiconductors and PC microprocessors; Cisco Systems, the top manufacturer of network equipment; and Microsoft, the largest software developer. All three benefited from strong earnings and expectations that demand for their products would continue to grow.

The fund also was helped by its underweighting relative to the benchmark of the telecommunications services and utility sectors. Telecom was the weakest-performing sector in the benchmark during the past six months, while utilities were third worst. Owning less of these areas than the benchmark had a positive effect on the fund's relative performance.

In the coming year, we will continue to search for companies that we believe exhibit strong earnings growth.

THERE IS NO GUARANTEE THAT THE SECURITIES MENTIONED WILL CONTINUE TO PERFORM WELL OR BE HELD BY THE FUND IN THE FUTURE.

TOP 10 HOLDINGS AS OF 12/31/03

Microsoft Corp.                         5.8%
General Electric Co.                    5.5
Pfizer, Inc.                            4.9
Citigroup, Inc.                         3.7
Intel Corp.                             3.2
American International Group, Inc.      2.9
Cisco Systems, Inc.                     2.7
Wal-Mart Stores, Inc.                   2.3
Johnson & Johnson                       2.1
eBay, Inc.                              2.1

TOP 10 INDUSTRIES AS OF 12/31/03

Pharmaceuticals                        10.3%
Systems Software                        8.2
Semiconductors                          8.2
Industrial Conglomerates                7.6
Other Diversified Financial Services    4.2
Communications Equipment                3.7
Internet Retail                         3.3
Biotechnology                           3.1
Investment Banking & Brokerage          3.0
Multi-line Insurance                    2.9

Subject to change daily. All percentages are as a percentage of long-term investments. Provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned or securities in the industries shown above. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

ANNUAL HOUSEHOLDING NOTICE

        To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

PROXY VOTING POLICIES AND PROCEDURES

        A description of the fund's policies and procedures with respect to the voting of proxies relating to the fund's portfolio securities is available without charge, upon request, by calling 1-800-847-2424. This information is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS               THE FOLLOWING PAGES DETAIL YOUR FUND'S
DECEMBER 31, 2003 (UNAUDITED)         PORTFOLIO OF INVESTMENTS AT THE END OF THE
                                      REPORTING PERIOD.

                                                                            MARKET
DESCRIPTION                                                    SHARES        VALUE
COMMON STOCKS  99.0%
AIR FREIGHT & COURIERS  0.7%
United Parcel Service, Inc., Class B                            10,800    $   805,140
                                                                          -----------
APPAREL RETAIL  1.1%
Abercrombie & Fitch Co., Class A                                14,400        355,824
Chico's FAS, Inc. (a)                                           11,943        441,294
TJX Cos., Inc.                                                  17,300        381,465
                                                                          -----------
                                                                            1,178,583
                                                                          -----------
APPLICATION SOFTWARE  1.5%
Mercury Interactive Corp. (a)                                   21,800      1,060,352
PeopleSoft, Inc. (a)                                            23,300        531,240
                                                                          -----------
                                                                            1,591,592
                                                                          -----------
ASSET MANAGEMENT & CUSTODY BANKS  1.0%
Bank of New York Co., Inc.                                      31,475      1,042,452
                                                                          -----------
BIOTECHNOLOGY  3.1%
Amgen, Inc. (a)                                                 36,072      2,229,250
Biogen Idec, Inc. (a)                                            5,400        198,612
Genzyme Corp. (a)                                                9,400        463,796
Gilead Sciences, Inc. (a)                                        6,325        367,735
                                                                          -----------
                                                                            3,259,393
                                                                          -----------
BREWERS  0.8%
Anheuser-Busch Cos., Inc.                                       15,600        821,808
                                                                          -----------
BROADCASTING & CABLE TV  2.5%
Clear Channel Communications, Inc.                              24,375      1,141,481
EchoStar Communications Corp., Class A (a)                      24,400        829,600
Univision Communications, Inc., Class A (a)                     17,925        711,443
                                                                          -----------
                                                                            2,682,524
                                                                          -----------
COMMUNICATIONS EQUIPMENT  3.7%
Cisco Systems, Inc. (a)                                        117,500      2,854,075
Juniper Networks, Inc. (a)                                      14,300        267,124
QUALCOMM, Inc.                                                  14,350        773,895
                                                                          -----------
                                                                            3,895,094
                                                                          -----------
COMPUTER HARDWARE  2.6%
Dell, Inc. (a)                                                  46,650      1,584,234
International Business Machines Corp.                           12,850      1,190,938
                                                                          -----------
                                                                            2,775,172
                                                                          -----------

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2003 (UNAUDITED)

                                                                            MARKET
DESCRIPTION                                                    SHARES        VALUE
COMPUTER STORAGE & PERIPHERALS  1.4%
EMC Corp. (a)                                                   34,675    $   448,001
Network Appliance, Inc. (a)                                     35,000        718,550
SanDisk Corp. (a)                                                6,100        372,954
Seagate Technology, Inc. (b) (c)                                15,200              0
                                                                          -----------
                                                                            1,539,505
                                                                          -----------
CONSUMER FINANCE  1.4%
American Express Co.                                            30,050      1,449,311
                                                                          -----------
DATA PROCESSING & OUTSOURCING SERVICES  1.0%
First Data Corp.                                                17,300        710,857
Paychex, Inc.                                                   10,600        394,320
                                                                          -----------
                                                                            1,105,177
                                                                          -----------
DIVERSIFIED BANKS  1.4%
Wells Fargo & Co.                                               25,475      1,500,223
                                                                          -----------
DIVERSIFIED COMMERCIAL SERVICES  0.7%
Apollo Group, Inc., Class A (a)                                 11,400        775,200
                                                                          -----------
Drug Retail  0.3%
Walgreen Co.                                                     7,979        290,276
                                                                          -----------
ELECTRICAL COMPONENTS & EQUIPMENT  0.8%
Emerson Electric Co.                                            12,500        809,375
                                                                          -----------
ELECTRONIC EQUIPMENT MANUFACTURERS  0.4%
Amphenol Corp., Class A (a)                                      6,000        383,580
                                                                          -----------
GENERAL MERCHANDISE STORES  2.5%
Dollar Tree Stores, Inc. (a)                                    34,000      1,022,040
Target Corp.                                                    41,982      1,612,109
                                                                          -----------
                                                                            2,634,149
                                                                          -----------
HEALTH CARE EQUIPMENT  2.3%
Boston Scientific Corp. (a)                                     23,100        849,156
Guidant Corp.                                                    9,000        541,800
Medtronic, Inc.                                                 11,700        568,737
St. Jude Medical, Inc. (a)                                       8,350        512,272
                                                                          -----------
                                                                            2,471,965
                                                                          -----------
HEALTH CARE SERVICES  0.4%
Caremark Rx, Inc. (a)                                           17,500        443,275
                                                                          -----------

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2003 (UNAUDITED)

                                                                            MARKET
DESCRIPTION                                                    SHARES        VALUE
HOME IMPROVEMENT RETAIL  2.2%
Home Depot, Inc.                                                50,810    $ 1,803,247
Lowe's Cos., Inc.                                               10,550        584,364
                                                                          -----------
                                                                            2,387,611
                                                                          -----------
HOTELS  0.6%
Carnival Corp.                                                  17,600        699,248
                                                                          -----------
HOUSEHOLD PRODUCTS  2.5%
Colgate-Palmolive Co.                                           13,375        669,419
Procter & Gamble Co.                                            19,975      1,995,103
                                                                          -----------
                                                                            2,664,522
                                                                          -----------
HYPERMARKETS & SUPER CENTERS  2.2%
Wal-Mart Stores, Inc.                                           44,925      2,383,271
                                                                          -----------
INDUSTRIAL CONGLOMERATES  7.5%
3M Co.                                                          26,150      2,223,535
General Electric Co.                                           185,500      5,746,790
                                                                          -----------
                                                                            7,970,325
                                                                          -----------
INTEGRATED OIL & GAS  1.0%
Exxon Mobil Corp.                                               24,950      1,022,950
                                                                          -----------
INTERNET RETAIL  3.2%
eBay, Inc. (a)                                                  34,700      2,241,273
InterActiveCorp (a)                                             34,900      1,184,157
                                                                          -----------
                                                                            3,425,430
                                                                          -----------
INTERNET SOFTWARE & SERVICES  1.1%
Yahoo!, Inc. (a)                                                25,300      1,142,801
                                                                          -----------
INVESTMENT BANKING & BROKERAGE  3.0%
Goldman Sachs Group, Inc.                                       20,550      2,028,902
Lehman Brothers Holdings, Inc.                                  14,700      1,135,134
                                                                          -----------
                                                                            3,164,036
                                                                          -----------
IT CONSULTING & OTHER SERVICES  1.0%
Accenture Ltd., Class A (Bermuda) (a)                           40,450      1,064,644
                                                                          -----------
MANAGED HEALTH CARE  2.0%
Anthem, Inc. (a)                                                13,731      1,029,825
UnitedHealth Group, Inc.                                        19,350      1,125,783
                                                                          -----------
                                                                            2,155,608
                                                                          -----------
MOVIES & ENTERTAINMENT  1.7%
News Corp. Ltd. -- ADR (Australia)                              14,300        432,575
Viacom, Inc., Class B                                           30,715      1,363,132
                                                                          -----------
                                                                            1,795,707
                                                                          -----------

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2003 (UNAUDITED)

                                                                           MARKET
DESCRIPTION                                                    SHARES       VALUE
MULTI-LINE INSURANCE  2.9%
American International Group, Inc.                              46,725   $  3,096,933
                                                                         ------------
OIL & GAS EQUIPMENT & SERVICES  0.9%
Smith International, Inc. (a)                                   22,090        917,177
                                                                         ------------
OTHER DIVERSIFIED FINANCIAL SERVICES  4.2%
Charles Schwab Corp.                                            49,300        583,712
Citigroup, Inc.                                                 79,466      3,857,280
                                                                         ------------
                                                                            4,440,992
                                                                         ------------
PHARMACEUTICALS  10.2%
Abbott Laboratories                                             21,125        984,425
Allergan, Inc.                                                   3,500        268,835
Bristol-Myers Squibb Co.                                        13,200        377,520
Eli Lilly & Co.                                                 10,350        727,916
INAMED Corp. (a)                                                 5,608        269,496
Johnson & Johnson                                               43,650      2,254,959
Merck & Co., Inc.                                               10,475        483,945
Pfizer, Inc.                                                   146,039      5,159,558
Wyeth, Inc.                                                      6,740        286,113
                                                                         ------------
                                                                           10,812,767
                                                                         ------------
RESTAURANTS  1.0%
McDonald's Corp.                                                26,000        645,580
Yum! Brands, Inc. (a)                                           12,730        437,912
                                                                         ------------
                                                                            1,083,492
                                                                         ------------
SEMICONDUCTOR EQUIPMENT  1.3%
Applied Materials, Inc. (a)                                     43,600        978,820
Novellus Systems, Inc. (a)                                       9,950        418,398
                                                                         ------------
                                                                            1,397,218
                                                                         ------------
SEMICONDUCTORS  8.1%
Analog Devices, Inc.                                            33,400      1,524,710
Broadcom Corp., Class A (a)                                      9,200        313,628
Intel Corp.                                                    103,850      3,343,970
Linear Technology Corp.                                         25,075      1,054,905
Marvell Technology Group Ltd. (Bermuda) (a)                     18,100        686,533
Maxim Integrated Products, Inc.                                  7,200        358,560
Texas Instruments, Inc.                                         35,875      1,054,008
Xilinx, Inc. (a)                                                 7,000        271,180
                                                                         ------------
                                                                            8,607,494
                                                                         ------------
SOFT DRINKS  2.9%
Coca-Cola Co.                                                   41,200      2,090,900
PepsiCo, Inc.                                                   21,020        979,952
                                                                         ------------
                                                                            3,070,852
                                                                         ------------

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2003 (UNAUDITED)

                                                                           MARKET
DESCRIPTION                                                    SHARES       VALUE
SPECIALTY STORES  1.2%
Bed Bath & Beyond, Inc. (a)                                     14,975   $    649,166
Tiffany & Co.                                                   13,104        592,301
                                                                         ------------
                                                                            1,241,467
                                                                         ------------
SYSTEMS SOFTWARE  8.1%
Microsoft Corp.                                                221,600      6,102,864
Novell, Inc. (a)                                                68,800        723,776
Oracle Corp. (a)                                                80,625      1,064,250
VERITAS Software Corp. (a)                                      19,950        741,342
                                                                         ------------
                                                                            8,632,232
                                                                         ------------
TOBACCO  0.6%
Altria Group, Inc.                                              12,200        663,924
                                                                         ------------
TOTAL LONG-TERM INVESTMENTS  99.0%
   (Cost $86,353,342)                                                     105,294,495

REPURCHASE AGREEMENT  1.2%
State Street Bank & Trust Co. ($1,257,000 par
collateralized by U.S. Government obligations in a pooled
cash account, dated 12/31/03, to be sold on 01/02/04 at
$1,257,045)
   (Cost $1,257,000)                                                        1,257,000
                                                                         ------------
TOTAL INVESTMENTS  100.2%
   (Cost $87,610,342)                                                     106,551,495

LIABILITIES IN EXCESS OF OTHER ASSETS  (0.2%)                                (178,814)
                                                                         ------------
NET ASSETS  100.0%                                                       $106,372,681
                                                                         ============


(a) Non-income producing security as this stock currently does not declare dividends.

(b) Market value is determined in accordance with procedures established in good faith by the Board of Directors.

(c) Security has been deemed illiquid.

ADR--American Depositary Receipt

                                               SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2003 (UNAUDITED)

ASSETS:
Total Investments (Cost $87,610,342)                                     $106,551,495
Cash                                                                              840
Receivables:
   Investments Sold                                                         1,915,939
   Fund Shares Sold                                                           205,854
   Dividends                                                                   71,089
   Interest                                                                     1,573
Other                                                                          51,299
                                                                         ------------
     Total Assets                                                         108,798,089
                                                                         ------------
LIABILITIES:
Payables:
   Investments Purchased                                                    1,571,035
   Fund Shares Repurchased                                                    566,017
   Distributor and Affiliates                                                  86,701
   Investment Advisory Fee                                                     61,890
Directors' Deferred Compensation and Retirement Plans                          70,336
Accrued Expenses                                                               69,429
                                                                         ------------
     Total Liabilities                                                      2,425,408
                                                                         ------------
NET ASSETS                                                               $106,372,681
                                                                         ============
NET ASSETS CONSIST OF:
Capital (Par value of $.001 per share with 1,125,000,000
  shares authorized)                                                     $133,902,284
Net Unrealized Appreciation                                                18,941,153
Accumulated Net Investment Loss                                              (448,405)
Accumulated Net Realized Loss                                             (46,022,351)
                                                                         ------------
NET ASSETS                                                               $106,372,681
                                                                         ============
MAXIMUM OFFERING PRICE PER SHARE:
   Class A Shares:
     Net asset value and redemption price per share (Based on net assets of $50,787,598 and 5,609,988 shares of beneficial interest
     issued and outstanding)                                             $       9.05
     Maximum sales charge (5.75%* of offering price)                              .55
                                                                         ------------
     Maximum offering price to public                                    $       9.60
                                                                         ============
   Class B Shares:
     Net asset value and offering price per share (Based on net assets of $34,784,979 and 4,008,755 shares of beneficial interest issued
     and outstanding)                                                    $       8.68
                                                                         ============
   Class C Shares:
     Net asset value and offering price per share (Based on net assets of $20,800,104 and 2,388,480 shares of beneficial interest issued
     and outstanding)                                                    $       8.71
                                                                         ============

*   On sales of $50,000 or more, the sales charge will be reduced.

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2003 (UNAUDITED)

INVESTMENT INCOME:
Dividends                                                                 $   492,226
Interest                                                                        9,619
                                                                          -----------
     Total Income                                                             501,845
                                                                          -----------
EXPENSES:
Investment Advisory Fee                                                       379,135
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C
   of $54,421, $162,643 and $93,591, respectively)                            310,655
Shareholder Services                                                          157,241
Custody                                                                        13,865
Legal                                                                           9,075
Directors' Fees and Related Expenses                                            8,273
Other                                                                          99,927
                                                                          -----------
     Total Expenses                                                           978,171
     Expense Fee Reduction ($33,272 Investment Advisory Fee and
       $41,846 Other)                                                          75,118
                                                                          -----------
     Net Expenses                                                             903,053
                                                                          -----------
NET INVESTMENT LOSS                                                       $  (401,208)
                                                                          ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain                                                         $ 2,647,068

Net Unrealized Appreciation During the Period                               8,604,282
                                                                          -----------
NET REALIZED AND UNREALIZED GAIN                                          $11,251,350
                                                                          ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS                                $10,850,142
                                                                          ===========

                                               SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                      SIX MONTHS ENDED      YEAR ENDED
                                                     DECEMBER 31, 2003    JUNE 30, 2003
                                                     ----------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss                                      $   (401,208)     $  (483,501)
Net Realized Gain/Loss                                      2,647,068      (13,498,812)
Net Unrealized Appreciation During the Period               8,604,282       10,753,809
                                                         ------------      -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES        10,850,142       (3,228,504)
                                                         ------------      -----------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold                                  32,586,619       39,766,995
Cost of Shares Repurchased                                (15,863,475)     (34,834,864)
                                                         ------------      -----------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS         16,723,144        4,932,131
                                                         ------------      -----------
TOTAL INCREASE IN NET ASSETS                               27,573,286        1,703,627

NET ASSETS:
Beginning of the Period                                    78,799,395       77,095,768
                                                         ------------      -----------
End of the Period (Including accumulated net investment
   loss of $448,405 and $47,197, respectively)           $106,372,681      $78,799,395
                                                         ============      ===========

SEE NOTES TO FINANCIAL STATEMENTS

                                      THE FOLLOWING SCHEDULE PRESENTS FINANCIAL
FINANCIAL HIGHLIGHTS                  HIGHLIGHTS FOR ONE SHARE OF THE FUND
(UNAUDITED)                           OUTSTANDING THROUGHOUT THE PERIODS
                                      INDICATED.

                                             SIX
                                            MONTHS
                                             ENDED                            YEAR ENDED JUNE 30,
CLASS A SHARES                            DECEMBER 31,   -------------------------------------------------------------
                                            2003 (a)     2003 (a)     2002 (a)     2001 (a)     2000 (a)     1999 (a)
                                          ----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                             $8.06          $8.38       $10.76       $15.42       $12.54       $10.29
                                           ------         ------      -------      -------      -------      -------
  Net Investment Loss                        (.02)          (.02)        (.06)        (.09)        (.11)        (.06)
  Net Realized and Unrealized
    Gain/Loss                                1.01           (.30)       (2.32)       (3.85)        3.47         2.31
                                           ------         ------      -------      -------      -------      -------
Total from Investment Operations              .99           (.32)       (2.38)       (3.94)        3.36         2.25
Less Distributions from Net
  Realized Gain                               -0-            -0-          -0-          .72          .48          -0-(c)
                                           ------         ------      -------      -------      -------      -------
NET ASSET VALUE, END OF THE PERIOD          $9.05          $8.06       $ 8.38       $10.76       $15.42       $12.54
                                           ======         ======      =======      =======      =======      =======


Total Return * (b)                         12.28%**       -3.82%      -22.12%      -26.15%       27.26%       21.90%
Net Assets at End of the Period
  (In millions)                             $50.8          $34.4       $ 31.0       $ 38.3       $ 41.6       $ 17.2
Ratio of Expenses to Average
  Net Assets *                              1.50%          1.50%        1.50%        1.50%        1.50%        1.50%
Ratio of Net Investment Loss
  to Average Net Assets *                   (.44%)         (.30%)       (.60%)       (.68%)       (.77%)       (.57%)
Portfolio Turnover                            59%**         186%         115%          71%          73%         126%

* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average
   Net Assets                               1.66%          1.75%        1.60%        1.58%        1.69%        1.98%
Ratio of Net Investment Loss to
   Average Net Assets                       (.59%)         (.55%)       (.70%)       (.76%)       (.96%)      (1.05%)

**  Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or a contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Amount is less than $.01 per share.


                                               SEE NOTES TO FINANCIAL STATEMENTS

                                      THE FOLLOWING SCHEDULE PRESENTS FINANCIAL
FINANCIAL HIGHLIGHTS                  HIGHLIGHTS FOR ONE SHARE OF THE FUND
(UNAUDITED)                           OUTSTANDING THROUGHOUT THE PERIODS
                                      INDICATED.

                                             SIX
                                            MONTHS
                                             ENDED                            YEAR ENDED JUNE 30,
                                          DECEMBER 31,   -------------------------------------------------------------
CLASS B SHARES                              2003 (a)     2003 (a)     2002 (a)     2001 (a)     2000 (a)     1999 (a)
                                          ----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                             $7.76          $8.12       $10.51       $15.19       $12.45       $10.28
                                           ------         ------      -------       ------       ------       ------
  Net Investment Loss                        (.05)          (.08)        (.13)        (.18)        (.21)        (.14)
  Net Realized and Unrealized
    Gain/Loss                                 .97           (.28)       (2.26)       (3.78)        3.43         2.31
                                           ------         ------      -------       ------       ------       ------
Total from Investment Operations               92           (.36)       (2.39)       (3.96)        3.22         2.17
Less Distributions from Net
  Realized Gain                               -0-            -0-          -0-          .72          .48          -0-(c)
                                           ------         ------      -------       ------       ------       ------
NET ASSET VALUE, END OF THE PERIOD          $8.68          $7.76       $ 8.12       $10.51       $15.19       $12.45
                                           ======         ======      =======       ======       ======       ======

Total Return * (b)                         11.86%**       -4.55%      -22.65%      -26.70%       26.32%       21.14%
Net Assets at End of the Period
  (In millions)                             $34.8          $28.7       $ 30.4       $ 43.4       $ 49.2       $ 24.0
Ratio of Expenses to Average
  Net Assets *                              2.25%          2.25%        2.25%        2.25%        2.25%        2.25%
Ratio of Net Investment Loss
  to Average Net Assets *                  (1.19%)        (1.05%)      (1.35%)      (1.43%)      (1.52%)      (1.34%)
Portfolio Turnover                            59%**         186%         115%          71%          73%         126%

* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average
   Net Assets                               2.41%          2.50%        2.35%        2.33%        2.44%        2.72%
Ratio of Net Investment Loss to
   Average Net Assets                      (1.35%)        (1.30%)      (1.45%)      (1.51%)      (1.71%)      (1.81%)

**  Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Amount is less than $.01 per share.


SEE NOTES TO FINANCIAL STATEMENTS

                                      THE FOLLOWING SCHEDULE PRESENTS FINANCIAL
FINANCIAL HIGHLIGHTS                  HIGHLIGHTS FOR ONE SHARE OF THE FUND
(UNAUDITED)                           OUTSTANDING THROUGHOUT THE PERIODS
                                      INDICATED.

                                             SIX
                                            MONTHS
                                             ENDED                            YEAR ENDED JUNE 30,
                                          DECEMBER 31,   -------------------------------------------------------------
CLASS C SHARES                              2003 (a)     2003 (a)     2002 (a)     2001 (a)     2000 (a)     1999 (a)
                                          ----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                             $7.79          $8.12       $10.50       $15.18       $12.44       $10.28
                                           ------         ------      -------      -------       ------       ------
  Net Investment Loss                        (.05)          (.06)        (.13)        (.18)        (.21)        (.14)
  Net Realized and Unrealized
    Gain/Loss                                 .97           (.27)       (2.25)       (3.78)        3.43         2.30
                                           ------         ------      -------      -------       ------       ------
Total from Investment Operations              .92           (.33)       (2.38)       (3.96)        3.22         2.16
Less Distributions from Net
  Realized Gain                               -0-            -0-          -0-          .72          .48          -0-(c)
                                           ------         ------      -------      -------       ------       ------
NET ASSET VALUE, END OF
  THE PERIOD                                $8.71          $7.79       $ 8.12       $10.50       $15.18       $12.44
                                           ======         ======      =======      =======       ======       ======

Total Return * (b)                         11.81%**       -4.06%(d)   -22.67%      -26.72%       26.34%       21.04%
Net Assets at End of the Period
  (In millions)                             $20.8          $15.7       $ 15.7       $ 13.6       $ 17.2        $ 7.4
Ratio of Expenses to Average
  Net Assets *                              2.25%          2.25%        2.25%        2.25%        2.25%        2.25%
Ratio of Net Investment Loss
  to Average Net Assets *                  (1.19%)         (.81%)(d)   (1.36%)      (1.43%)      (1.52%)      (1.32%)
Portfolio Turnover                            59%**         186%         115%          71%          73%         126%

* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average
   Net Assets                               2.41%          2.50%        2.35%        2.33%        2.44%        2.75%
Ratio of Net Investment Loss to
   Average Net Assets                      (1.35%)        (1.06%)(d)   (1.46%)      (1.51%)      (1.71%)      (1.81%)

**  Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Amount is less than $.01 per share.

(d) Certain non-recurring payments were made to Class C Shares, resulting in a decrease to the Total Return and Ratio of Net Investment Loss to Average Net Assets of .21% and .24%, respectively.

                                               SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO
FINANCIAL STATEMENTS

DECEMBER 31, 2003 (UNAUDITED)


1.  SIGNIFICANT ACCOUNTING POLICIES
The Van Kampen Equity Growth Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's primary investment objective is to seek to provide long-term capital appreciation by investing primarily in growth-oriented equity securities of medium- and large-capitalization companies. The Fund commenced operations on May 29, 1998. Effective November 30, 2003, the Fund's investment adviser, Van Kampen Investment Advisory Corp. merged into its affiliate, Van Kampen Asset Management.
     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange are valued at the latest quoted sales price. Equity Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the "Adviser"), or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the fund.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata

NOTES TO
FINANCIAL STATEMENTS

DECEMBER 31, 2003 (UNAUDITED)


basis to each class of shares except for distribution and service fees, which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.
     The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2003, the Fund had an accumulated capital loss carryforward for tax purposes of $38,484,302, which will expire between June 30, 2009 and June 30, 2011.
     At December 31, 2003, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes                                     $92,963,168
                                                                         ===========
Gross tax unrealized appreciation                                        $15,099,476
Gross tax unrealized depreciation                                         (1,511,149)
                                                                         -----------
Net tax unrealized appreciation on investments                           $13,588,327
                                                                         ===========

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.
     Net realized gains or losses may differ for financial and tax reporting purposes as a result of the deferral of losses relating to wash sale transactions.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                                 % PER ANNUM
First $500 million                                                          .80%
Next $500 million                                                           .75%
Over $1 billion                                                             .70%

     For the six months ended December 31, 2003, the Adviser waived $33,272 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.
     For the six months ended December 31, 2003, the Fund recognized expenses of approximately $3,700, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

NOTES TO
FINANCIAL STATEMENTS

DECEMBER 31, 2003 (UNAUDITED)


     Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended December 31, 2003, the Fund recognized expenses of approximately $13,200, representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of "Other" and "Legal" expenses, respectively, on the Statement of Operations.
     Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended December 31, 2003, the Fund recognized expenses of approximately $124,400 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Directors.
     The Adviser has agreed to reimburse the Fund to the extent the total accounting, transfer agency and sub-transfer agency fees exceed 0.25% of the average daily net assets of the Fund. For the six months ended December 31, 2003, the Adviser reimbursed $41,846 of these fees. This reimbursement is voluntary in nature and can be discontinued at the Adviser's discretion.
     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.
     The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the shares of those funds selected by the directors. Investments in such funds of $50,072 are included in "Other" assets on the Statement of Assets and Liabilities at December 31, 2003. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.
     For the six months ended December 31, 2003, the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of the Adviser, totaling $140.

NOTES TO
FINANCIAL STATEMENTS

DECEMBER 31, 2003 (UNAUDITED)


3.  CAPITAL TRANSACTIONS
     At December 31, 2003, capital aggregated $60,689,065, $47,992,152 and
$25,221,067 for Classes A, B, and C, respectively. For the six months ended December 31, 2003, transactions were as follows:

                                                SHARES                 VALUE
Sales:
  Class A                                       2,340,932          $ 19,883,873
  Class B                                       1,001,406             8,048,867
  Class C                                         576,031             4,653,879
                                             ------------          ------------
Total Sales                                     3,918,369          $ 32,586,619
                                             ============          ============

Repurchases:
  Class A                                        (996,815)         $ (8,577,025)
  Class B                                        (693,745)           (5,635,912)
  Class C                                        (201,599)           (1,650,538)
                                             ------------          ------------
Total Repurchases                              (1,892,159)         $(15,863,475)
                                             ============          ============

     At June 30, 2003, capital aggregated $49,439,016, $45,623,482 and
$22,242,975 for Classes A, B, and C, respectively. For the year ended June 30, 2003, transactions were as follows:

                                                SHARES                 VALUE
Sales:
  Class A                                       3,386,153          $ 25,718,759
  Class B                                       1,236,572             9,068,859
  Class C                                         670,560             4,979,377
                                             ------------          ------------
Total Sales                                     5,293,285          $ 39,766,995
                                             ============          ============
Repurchases:
  Class A                                      (2,822,752)         $(21,418,775)
  Class B                                      (1,281,787)           (9,227,781)
  Class C                                        (585,466)           (4,188,308)
                                             ------------          ------------
Total Repurchases                              (4,690,005)         $(34,834,864)
                                             ============          ============

     Class B Shares automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. For the six months ended December 31, 2003 and the year ended June 30, 2003, 7,810 and 47,273 Class B Shares converted to Class A Shares, respectively and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most

NOTES TO
FINANCIAL STATEMENTS

DECEMBER 31, 2003 (UNAUDITED)

redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                                          CONTINGENT DEFERRED SALES CHARGE
                                                             AS A PERCENTAGE OF DOLLAR
                                                             AMOUNT SUBJECT TO CHARGE
                                                          --------------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First                                                         5.00%              1.00%
Second                                                        4.00%              None
Third                                                         3.00%              None
Fourth                                                        2.50%              None
Fifth                                                         1.50%              None
Sixth and Thereafter                                          None               None

     For the six months ended December 31, 2003, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $50,600 and CDSC on redeemed shares of approximately $32,600. Sales charges do not represent expenses of the Fund.

     On August 22, 2003, the Fund acquired all of the assets and liabilities of the Van Kampen Tax Managed Equity Growth Fund ("TMEG") through a tax free reorganization approved by TMEG shareholders on August 13, 2003. The Fund issued 593,656, 625,031 and 355,529 shares of Classes A, B and C valued at $4,915,473,
$4,975,244 and $2,840,675, respectively, in exchange for TMEG's net assets. The shares of TMEG were converted into Fund shares at a ratio .635 to 1, .649 to 1 and .645 to 1 for Classes A, B and C, respectively. Net unrealized appreciation of TMEG as of August 22, 2003 was $126,333. Shares issued in connection with this reorganization are included in proceeds from shares sold for the six months ended December 31, 2003. Combined net assets on the day of reorganization were $92,063,528.

4.  INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $71,557,081 and $53,701,257, respectively.

5.  DISTRIBUTION AND SERVICE PLANS
With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

     Annual fees under the Plans of up to 0.25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. The amount of distribution expenses incurred by Van Kampen and not yet reimbursed ("unreimbursed receivable") was approximately $980,300 and $21,500 for Class B and Class C Shares, respectively. These amounts

NOTES TO
FINANCIAL STATEMENTS

DECEMBER 31, 2003 (UNAUDITED)

may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, any excess 12B-1 fees will be refunded to the Fund on a quarterly basis.

     Included in the fees for the six months ended December 31, 2003, are payments retained by Van Kampen of approximately $154,800 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $15,300.

6.  LEGAL MATTERS
The Adviser, certain affiliates of the Adviser and certain investment companies advised by the Adviser or its affiliates, including the Fund, are named as defendants in a number of recently filed, similar class action complaints. These complaints generally allege that defendants, including the Fund, violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Adviser and certain affiliates of the Adviser allegedly offered economic incentives to brokers and others to steer investors to the funds advised by the Adviser or its affiliates rather than funds managed by other companies, and (ii) that the funds advised by the Adviser or its affiliates, including the Fund, allegedly paid excessive commissions to brokers in return for their alleged efforts to steer investors to these funds. The complaints seek, among other things, unspecified compensatory damages, rescissionary damages, fees and costs. The defendants intend to move to dismiss these actions and otherwise vigorously to defend them. While the Fund believes that it has meritorious defenses, the ultimate outcome of these matters is not presently determinable at this early stage of the litigation, and no provision has been made in the Fund's financial statements for the effect, if any, of these matters.

BOARD OF DIRECTORS AND IMPORTANT ADDRESSES
VAN KAMPEN EQUITY GROWTH FUND

BOARD OF DIRECTORS

DAVID C. ARCH

J. MILES BRANAGAN

JERRY D. CHOATE

ROD DAMMEYER

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

HOWARD J KERR

MITCHELL M. MERIN *

JACK E. NELSON

RICHARD F. POWERS, III *

HUGO F. SONNENSCHEIN

WAYNE W. WHALEN * - Chairman

SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1221 Avenue of the Americas
New York, New York 10020

CUSTODIAN

STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 N. Stetson Avenue
Chicago, Illinois 60601

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

YOUR NOTES

VAN KAMPEN
PRIVACY NOTICE

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you conduct with us, our affiliates, or third parties. We may also collect information you provide when using our Web site, and text files (also known as "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc.,
   Van Kampen Investor Services Inc., Van Kampen System Inc. and
   Van Kampen Exchange Corp., as well as the many
   Van Kampen mutual funds and Van Kampen unit investment trusts.


                                          Van Kampen Funds Inc.
                                          1 Parkview Plaza, P.O. Box 5555
                                          Oakbrook Terrace, IL 60181-5555
                                          www.vankampen.com


                            [VAN KAMPEN INVESTMENTS LOGO]

                            GENERATIONS OF EXPERIENCE(SM)


                                          Copyright (C) 2004 Van Kampen Funds
                                          Inc. All rights reserved.
                                          Member NASD/SIPC.  468, 568, 668
                                          EQG SAR 2/04  13696B04-AP-2/04

VAN KAMPEN
EUROPEAN VALUE EQUITY FUND

SEMIANNUAL REPORT


DECEMBER 31, 2003

[PHOTO OF MAN FISHING]

[PHOTO OF MAN/WOMAN DANCING AT WEDDING]

[PHOTO OF MAN/GIRL SAILING]

[PHOTO OF MAN/WOMAN WALKING]

ENJOY LIFE'S TRUE WEALTH


[VAN KAMPEN INVESTMENTS LOGO]

GENERATIONS OF EXPERIENCE(SM)

PRIVACY NOTICE INFORMATION ON THE BACK.

   WELCOME, SHAREHOLDER

   In this report, you'll learn about how your investment in Van Kampen European Value Equity Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of December 31, 2003.


   This material must be preceded or accompanied by a prospectus for the fund being offered.

   Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the fund will achieve its investment objective. The fund is subject to market risk which is the possibility that the market values of securities owned by the fund will decline and, therefore, the value of the fund shares may be less than what you paid for them. Accordingly, you can lose money investing in this fund. Please see the prospectus for more complete information on investment risks.

     NOT FDIC INSURED     OFFER NO BANK GUARANTEE    MAY LOSE VALUE
     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY    NOT A DEPOSIT

PERFORMANCE SUMMARY

AVERAGE ANNUAL TOTAL RETURNS

                          A SHARES                B SHARES                 C SHARES
                       SINCE 09/25/98          SINCE 09/25/98           SINCE 09/25/98
-----------------------------------------------------------------------------------------
AVERAGE ANNUAL      W/O SALES    W/SALES     W/O SALES   W/SALES     W/O SALES   W/SALES
TOTAL RETURNS        CHARGES     CHARGES      CHARGES    CHARGES      CHARGES    CHARGES
Since Inception        4.28%       3.11%        3.75%      3.75%        3.79%      3.79%

5-year                 2.96        1.74         2.43       2.16         2.51       2.51

1-year                28.95       21.56        28.09      23.09        29.03      28.03

6-month               22.21       15.20        21.73      16.73        21.81      20.81

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, and fund shares, when redeemed, may be worth more or less than their original cost. The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses.

As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and 1.00 percent for Class B and C shares. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the fund's returns would have been lower.

MSCI Europe Index measures the performance of securities with reinvested dividends on the exchanges of European countries. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment.

FUND REPORT
FOR THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2003

Van Kampen European Value Equity Fund is managed by the subadviser's European Value team.(1) Current members include Christopher Jennings and Felicity Smith.

MARKET CONDITIONS

The European equity markets rallied strongly during the six months ended December 31, 2003. An upturn in economic indicators demonstrated that monetary and fiscal stimuli were starting to translate into higher global economic activity. Governments in France and Germany announced a series of structural reforms in areas such as pensions, taxes and labor-market flexibility. Meanwhile, the rapid conclusion of war operations in Iraq and improved post-war international relations also contributed to an improved outlook. Sectors that suffered most heavily during the bear market experienced the sharpest recovery, led by information technology, industrials and basic materials. More traditionally defensive sectors such as consumer staples, health care and utilities underperformed their rallying peers. Across the market, the companies that did best tended to be the more-speculative, lower-quality companies with the most to gain from an improving economy.

The strength of the euro continued to be a defining feature of the European equity markets during the period. Since its introduction in 1999, the new European currency has generally performed poorly relative to other major currencies. This pattern reversed sharply due to the U.S. strategy of pulling back from its "strong-dollar" policy in an attempt to increase U.S. companies' ability to export and aid the national economy's recovery. The dollar's fall had a substantial positive impact for all dollar-based investors in European equities.

PERFORMANCE ANALYSIS

Van Kampen European Value Equity Fund performed well during the six months ended December 31, 2003, returning 22.21 percent (Class A shares unadjusted for

TOTAL RETURN FOR THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2003

                                       MORGAN STANLEY CAPITAL
                                        INTERNATIONAL (MSCI)
    CLASS A     CLASS B    CLASS C          EUROPE INDEX
     22.21%      21.73%     21.81%             25.07%

The performance for the three share classes varies because each has different expenses. The fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and an index definition.

(1)Team members may change at any time without notice.

sales charge). However, this gain was not enough to outpace that of its benchmark, the Morgan Stanley Capital International (MSCI) Europe Index, which returned 25.07 percent during the same period.

The primary driver of this disparity was stock selection in several key sectors. In information technology, the fund remained relatively defensive throughout the period, and thus avoided many of the more speculative and volatile companies in the sector. This cautious posture caused us to avoid the kinds of companies that drove the index higher during the market rally. The fund's value bias led us to avoid some of the deeper cyclical names in the basic materials sector given their historically high price levels during the period; these companies also went on to lead the rally. We also trimmed the fund's holdings of U.K. pharmaceutical company Astra Zeneca when the stock reached our performance targets. The stock went on to reach a significant premium to our estimation of fair value, and our strategy of reducing the holding meant that the fund did not participate in that appreciation to the extent that the index did.

While our defensive approach to stock selection was not always a net positive, the fund benefited from a decision early in the year to selectively increase positions in companies exposed to more economically geared businesses. This approach led us to add to the fund's holdings in the basic materials and industrials sectors, both of which went on to perform strongly. The fund also benefited from strong stock selection in the financials sector, where several key holdings boosted returns. Key contributors included companies such as BNP Paribas, a leading French bank with a strong commercial operation and exposure to rallying equity markets through its position as a niche investment bank.

THERE IS NO GUARANTEE THAT THE SECURITIES MENTIONED WILL CONTINUE TO PERFORM WELL OR BE HELD BY THE FUND IN THE FUTURE.

TOP 10 HOLDINGS AS OF 12/31/03

Vodafone Group plc                       4.2%
GlaxoSmithKline plc                      3.9
Novartis AG                              3.7
Total SA                                 3.6
Shell Transport & Trading Co plc         3.4
Nestle                                   3.3
Aventis                                  2.8
Royal Bank of Scotland Group plc         2.8
Royal Dutch Petroleum Co                 2.5
BNP Paribas                              2.3

TOP 5 INDUSTRIES AS OF 12/31/03

Diversified Banks                       15.7%
Integrated Oil & Gas                    11.1
Pharmaceuticals                         10.9
Integrated
Telecommunication Services               7.4
Packaged Foods                           7.0

TOP 5 COUNTRIES AS OF 12/31/03

United Kingdom                          35.5%
Switzerland                             18.8
France                                  16.8
Netherlands                              8.0
Italy                                    5.5

Subject to change daily. All percentages are as a percentage of long-term investments. Provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned or securities in the industries shown above. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

ANNUAL HOUSEHOLDING NOTICE

     To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

PROXY VOTING POLICIES AND PROCEDURES

     A description of the fund's policies and procedures with respect to the voting of proxies relating to the fund's portfolio securities is available without charge, upon request, by calling 1-800-847-2424. This information is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS               THE FOLLOWING PAGES DETAIL YOUR FUND'S

DECEMBER 31, 2003 (UNAUDITED)         PORTFOLIO OF INVESTMENTS AT THE END OF THE

                                      REPORTING PERIOD.


                                                                                  MARKET
DESCRIPTION                                                            SHARES     VALUE
COMMON STOCKS  96.8%
BELGIUM  1.8%
AGFA-Gevaert, NV                                                        3,652   $   103,990
Solvay, SA                                                              1,449       125,515
                                                                                -----------
                                                                                    229,505
                                                                                -----------
DENMARK  0.9%
Danske Bank A/S                                                         4,878       114,311
                                                                                -----------
FINLAND  2.7%
Nokia Oyj                                                              15,916       274,932
Sampo Oyj, Series A                                                     5,635        58,219
                                                                                -----------
                                                                                    333,151
                                                                                -----------
FRANCE  16.2%
Aventis, SA                                                             5,115       337,699
Axa                                                                     3,646        77,956
BNP Paribas, SA                                                         4,436       279,010
Carrefour, SA                                                           1,123        61,578
France Telecom, SA                                                      6,846       195,457
Groupe Danone                                                             703       114,615
Neopost, SA                                                             1,464        73,783
Peugeot, SA                                                             1,311        66,733
Schneider Electric, SA                                                  3,266       213,568
Societe Generale                                                        1,836       161,929
Total, SA                                                               2,341       434,763
                                                                                -----------
                                                                                  2,017,091
                                                                                -----------
GERMANY  4.6%
Adidas-Salomon, AG                                                      1,209       137,552
Deutsche Boerse, AG                                                     2,413       131,795
Deutsche Telekom, AG (a)                                                4,554        83,256
E.ON, AG                                                                1,101        71,774
Siemens, AG                                                             1,760       140,812
                                                                                -----------
                                                                                    565,189
                                                                                -----------
IRELAND  2.3%
Allied Irish Banks Plc                                                  7,757       124,123
Bank of Ireland                                                        11,526       156,840
                                                                                -----------
                                                                                    280,963
                                                                                -----------
ITALY  5.3%
ENI S.p.A.                                                             10,245       193,107
Telecom Italia S.p.A.                                                  45,457       134,593

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS

DECEMBER 31, 2003 (UNAUDITED)

                                                                                  MARKET
DESCRIPTION                                                            SHARES     VALUE
ITALY (CONTINUED)
Telecom Italia S.p.A.--RNC (a)                                         86,120   $   175,239
UniCredito Italiano S.p.A.                                             28,883       155,754
                                                                                -----------
                                                                                    658,693
                                                                                -----------
NETHERLANDS  7.7%
European Aeronautic Defense and Space Co.                               2,324        55,195
Fortis                                                                  6,220       125,155
Heineken, NV                                                            2,372        90,226
Royal Dutch Petroleum Co.                                               5,672       298,721
STMicroelectronics, NV                                                  5,019       135,959
Unilever, NV CVA                                                        3,941       257,459
                                                                                -----------
                                                                                    962,715
                                                                                -----------
NORWAY  1.4%
DnB Holding, ASA                                                       18,826       125,392
Telenor, ASA                                                            6,582        42,952
                                                                                -----------
                                                                                    168,344
                                                                                -----------
SPAIN  1.4%
Antena 3 Television, SA (a)                                                 1            42
Telefonica, SA                                                         11,514       168,862
                                                                                -----------
                                                                                    168,904
                                                                                -----------
SWITZERLAND  18.2%
ABB, Ltd. (a)                                                          18,162        92,036
ABB, Ltd. (Common Stock Rights) (a)                                         6             8
CIBA Specialty Chemicals AG (a)                                         1,565       121,046
Converium Holdings, AG                                                  2,750       146,135
Credit Suisse Group                                                     2,825       103,315
Holcim, Ltd.                                                            2,508       116,755
Nestle, SA                                                              1,602       400,079
Novartis AG                                                             9,819       445,597
Roche Holding AG                                                          628        63,318
Schindler Holding, AG (a)                                                 280        77,621
Swiss Re                                                                1,866       125,928
Swisscom, AG                                                              259        85,405
Syngenta, AG                                                            3,280       220,823
UBS AG                                                                  3,890       266,292
                                                                                -----------
                                                                                  2,264,358
                                                                                -----------
UNITED KINGDOM  34.3%
Allied Domecq Plc                                                      22,687       174,544
Barclays Plc                                                           16,444       146,253
BOC Group Plc                                                          10,367       157,946
British American Tobacco Plc                                            9,339       128,364
Cadbury Schweppes Plc                                                   8,956        65,586
Diageo Plc                                                              6,862        90,030
GlaxoSmithKline Plc                                                    20,612       470,956

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS

DECEMBER 31, 2003 (UNAUDITED)

                                                                                  MARKET
DESCRIPTION                                                           SHARES      VALUE
UNITED KINGDOM (CONTINUED)
GUS Plc                                                                 5,103   $    70,459
Hays Plc                                                               65,718       140,772
HSBC Holdings Plc                                                       9,778       153,248
Invensys Plc                                                           59,607        19,418
Lloyds TSB Group Plc                                                   17,006       135,997
National Grid Transco Plc                                              15,270       109,099
Pearson Plc                                                             5,125        56,903
Prudential Plc                                                         22,312       188,088
Reed Elsevier Plc                                                      32,370       269,987
Rentokil Initial Plc                                                   63,584       215,651
Rolls-Royce Group Plc                                                  28,073        88,823
Royal Bank of Scotland Group Plc                                       11,281       331,458
Scottish & Southern Energy Plc                                          5,467        65,677
Shell Transport & Trading Co. Plc                                      54,530       404,443
Smiths Group Plc                                                       13,420       158,345
Vodafone Group Plc                                                    205,173       507,248
Yell Group Plc                                                         21,586       117,523
                                                                                -----------
                                                                                  4,266,818
                                                                                -----------

TOTAL LONG-TERM INVESTMENTS  96.8%
  (Cost $9,110,240)                                                              12,030,042
                                                                                -----------

REPURCHASE AGREEMENT  3.1%
State Street Bank & Trust Co. ($382,000 par collateralized by
  U.S. Government obligations in a pooled cash account,
  dated 12/31/03, to be sold on 01/02/04 at $382,014)
  (Cost $382,000)                                                                   382,000
                                                                                -----------

TOTAL INVESTMENTS  99.9%
  (Cost $9,492,240)                                                              12,412,042

FOREIGN CURRENCY  0.6%
  (Cost $74,096)                                                                     76,319

LIABILITIES IN EXCESS OF OTHER ASSETS  (0.5%)                                       (63,766)
                                                                                -----------

NET ASSETS  100.0%                                                              $12,424,595
                                                                                ===========

(a) Non-income producing security as this stock currently does not declare dividends.

CVA--Share Certficates
RNC--Non-Convertible Savings Shares

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS

DECEMBER 31, 2003 (UNAUDITED)

           SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION

                                                                                     PERCENT OF
INDUSTRY                                                               VALUE         NET ASSETS
Diversified Banks                                                   $  1,884,316        15.2%
Integrated Oil & Gas                                                   1,331,033        10.7
Pharmaceuticals                                                        1,317,571        10.6
Integrated Telecommunication Services                                    885,763         7.1
Packaged Foods                                                           837,740         6.7
Wireless Telecommunication Services                                      507,248         4.1
Diversified Capital Markets                                              369,607         3.0
Diversified Commercial Services                                          356,423         2.9
Publishing                                                               326,890         2.6
Industrial Conglomerates                                                 299,157         2.4
Communications Equipment                                                 274,932         2.2
Reinsurance                                                              272,063         2.2
Distillers & Vintners                                                    264,574         2.1
Fertilizers & Agricultural Chemicals                                     220,823         1.8
Electrical Components & Equipment                                        213,568         1.7
Life & Health Insurance                                                  188,088         1.5
Industrial Gases                                                         157,946         1.3
Aerospace & Defense                                                      144,018         1.2
Apparel & Accessories                                                    137,552         1.1
Electric Utilities                                                       137,451         1.1
Multi-line Insurance                                                     136,175         1.1
Semiconductors                                                           135,959         1.1
Specialized Finance                                                      131,795         1.1
Tobacco                                                                  128,364         1.0
Commodity Chemicals                                                      125,515         1.0
Other Diversified Financial Services                                     125,155         1.0
Specialty Chemicals                                                      121,046         1.0
Advertising                                                              117,523         1.0
Construction Materials                                                   116,755         0.9
Multi-Utilities & Unregulated Power                                      109,099         0.9
Photographic Products                                                    103,990         0.8
Industrial Machinery                                                      97,039         0.8
Heavy Electrical Equipment                                                92,043         0.7
Brewers                                                                   90,226         0.7
Office Electronics                                                        73,783         0.6
Catalog Retail                                                            70,459         0.6
Automobile Manufacturers                                                  66,733         0.5
Hypermarkets & Super Centers                                              61,578         0.5
Broadcasting & Cable TV                                                       42         0.0
                                                                    ------------        -----
                                                                    $ 12,030,042        96.8%
                                                                    ============        =====

TYPE OF INVESTMENT
Common stocks                                                         12,030,042        96.8%

                                               SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2003 (UNAUDITED)

ASSETS:
Total Investments (Cost $9,492,240)                                                          $12,412,042
Foreign Currency (Cost $74,096)                                                                   76,319
Cash                                                                                                 254
  Receivables:
  Dividends                                                                                       46,261
  Fund Shares Sold                                                                                13,505
  Expense Reimbursement from Adviser                                                              12,877
Other                                                                                             29,610
                                                                                             -----------
    Total Assets                                                                              12,590,868
                                                                                             -----------
LIABILITIES:
Payables:
    Fund Shares Repurchased                                                                       50,279
    Distributor and Affiliates                                                                    20,125
Accrued Expenses                                                                                  51,174
Directors' Deferred Compensation and Retirement Plans                                             44,695
                                                                                             -----------
    Total Liabilities                                                                            166,273
                                                                                             -----------
NET ASSETS                                                                                   $12,424,595
                                                                                             ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.001 per share with 1,125,000,000 shares
  authorized)                                                                                $11,655,487
Net Unrealized Appreciation                                                                    2,931,222
Accumulated Undistributed Net Investment Income                                                  (71,776)
Accumulated Net Realized Loss                                                                 (2,090,338)
                                                                                             -----------
NET ASSETS                                                                                   $12,424,595
                                                                                             ===========
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on net assets of
    $5,092,910 and 451,041 shares of beneficial interest issued
    and outstanding)                                                                         $     11.29
    Maximum sales charge (5.75% of offering price)                                                   .69
                                                                                             -----------
    Maximum offering price to public                                                         $     11.98
                                                                                             ===========
  Class B Shares:
    Net asset value and offering price per share (Based on net assets of
    $5,150,749 and 450,066 shares of beneficial interest issued
    and outstanding)                                                                         $     11.44
                                                                                             ===========
  Class C Shares:
    Net asset value and offering price per share (Based on net assets of
    $2,180,936 and 189,965 shares of beneficial interest issued
    and outstanding)                                                                         $     11.48
                                                                                             ===========

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2003 (UNAUDITED)

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $8,865)                                        $   82,644
Interest                                                                                             740
                                                                                              ----------
    Total Income                                                                                  83,384
                                                                                              ----------
EXPENSES:
Investment Advisory Fee                                                                           54,309
Accounting                                                                                        35,177
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C of
  $5,630, $22,542 and $6,812, respectively)                                                       34,984
Custody                                                                                           25,664
Registration and Filing Fees                                                                      22,137
Shareholder Services                                                                              19,735
Shareholder Reports                                                                               15,427
Legal                                                                                              8,277
Directors' Fees and Related Expenses                                                               7,337
Other                                                                                             13,795
                                                                                              ----------
    Total Expenses                                                                               236,842
    Expense Fee Reduction ($54,309 Investment Advisory Fee
      and $70,184 Other)                                                                         124,493
    Less Credits Earned on Cash Balances                                                               5
                                                                                              ----------
    Net Expenses                                                                                 112,344
                                                                                              ----------
NET INVESTMENT LOSS                                                                           $  (28,960)
                                                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments                                                                                 $  534,318
  Foreign Currency Transactions                                                                    3,846
                                                                                              ----------
Net Realized Gain                                                                                538,164
                                                                                              ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period                                                                      1,213,902
                                                                                              ----------
  End of the Period:
    Investments                                                                                2,919,802
    Foreign Currency Translation                                                                  11,420
                                                                                              ----------
                                                                                               2,931,222
                                                                                              ----------
Net Unrealized Appreciation During the Period                                                  1,717,320
                                                                                              ----------
NET REALIZED AND UNREALIZED GAIN                                                              $2,255,484
                                                                                              ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS                                                    $2,226,524
                                                                                              ==========

                                               SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

(UNAUDITED)

                                                           SIX MONTHS ENDED     YEAR ENDED
                                                          DECEMBER 31, 2003    JUNE 30, 2003
                                                         ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income/Loss                                   $   (28,960)      $     90,196
Net Realized Gain/Loss                                           538,164         (1,115,584)
Net Unrealized Appreciation During the Period                  1,717,320            284,110
                                                             -----------       ------------
Change in Net Assets from Operations                           2,226,524           (741,278)
                                                             -----------       ------------

Distributions from Net Investment Income:
  Class A Shares                                                 (69,762)           (46,441)
  Class B Shares                                                 (31,867)           (17,217)
  Class C Shares                                                 (13,424)            (6,300)
                                                             -----------       ------------
Total Distributions                                             (115,053)           (69,958)
                                                             -----------       ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES            2,111,471           (811,236)
                                                             -----------       ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold                                      1,011,616         12,744,098
Net Asset Value of Shares Issued Through
  Dividend Reinvestment                                           79,337             53,320
Cost of Shares Repurchased                                    (1,044,276)       (12,539,119)
                                                             -----------       ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS                46,677            258,299
                                                             -----------       ------------
TOTAL INCREASE/DECREASE IN NET ASSETS                          2,158,148           (552,937)

NET ASSETS:
Beginning of the Period                                       10,266,447         10,819,384
                                                             -----------       ------------
End of the Period (Including accumulated undistributed
  net investment income of ($71,776) and
  $72,237, respectively)                                     $12,424,595       $ 10,266,447
                                                             ===========       ============

SEE NOTES TO FINANCIAL STATEMENTS

                                   THE FOLLOWING SCHEDULE PRESENTS FINANCIAL

FINANCIAL HIGHLIGHTS               HIGHLIGHTS FOR ONE SHARE OF THE FUND

(UNAUDITED)                        OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                                 SEPTEMBER 25,
                                                                                                     1998
                                                                                                (COMMENCEMENT
                                  SIX MONTHS                                                    OF INVESTMENT
                                    ENDED                        YEAR ENDED JUNE 30,            OPERATIONS) TO
                                 DECEMBER 31,    --------------------------------------------      JUNE 30,
CLASS A SHARES                     2003 (a)      2003 (a)    2002 (a)    2001 (a)    2000 (a)      1999 (a)
                                 ------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                     $  9.37       $ 10.22     $ 10.47     $ 11.79     $ 10.65       $ 10.00
                                    -------       -------     -------     -------     -------       -------
  Net Investment
    Income/Loss                        (.01)          .11         .05         .10         .11           .13
  Net Realized and Unrealized
    Gain/Loss                          2.08          (.85)       (.16)      (1.04)       1.27           .54
                                    -------       -------     -------     -------     -------       -------
Total from Investment
  Operations                           2.07          (.74)       (.11)       (.94)       1.38           .67
                                    -------       -------     -------     -------     -------       -------
Less:
  Distributions from
    Net Investment Income              (.15)         (.11)       (.14)       (.11)       (.14)         (.02)
  Distributions from
    Net Realized Gain                   -0-           -0-         -0-        (.27)       (.10)          -0-
                                    -------       -------     -------     -------     -------       -------
Total Distributions                    (.15)         (.11)       (.14)       (.38)       (.24)         (.02)
                                    -------       -------     -------     -------     -------       -------
NET ASSET VALUE, END OF
  THE PERIOD                        $ 11.29       $  9.37     $ 10.22     $ 10.47     $ 11.79       $ 10.65
                                    =======       =======     =======     =======     =======       =======

Total Return* (b)                    22.21%**      -7.29%      -0.83%      -8.14%      13.15%         6.75%**
Net Assets at End of
  the Period (In millions)          $   5.1       $   4.3     $   4.3     $   7.6     $   6.6       $   2.0
Ratio of Expenses to
  Average Net Assets*                 1.70%         1.70%       1.70%       1.70%       1.70%         1.70%
Ratio of Net Investment
  Income/Loss to
  Average Net Assets*                 (.16%)        1.22%        .53%        .89%        .99%         1.64%
Portfolio Turnover                      26%**        119%        182%         63%         49%           51%**

* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to
  Average Net Assets                  3.96%         4.25%       4.49%       2.50%       3.80%         6.20%
Ratio of Net Investment
  Income/Loss to
  Average Net Assets                 (2.42%)       (1.33%)     (2.26%)       .09%      (1.11%)       (2.87%)

**  Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or a contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                               SEE NOTES TO FINANCIAL STATEMENTS

                                   THE FOLLOWING SCHEDULE PRESENTS FINANCIAL

FINANCIAL HIGHLIGHTS               HIGHLIGHTS FOR ONE SHARE OF THE FUND

(UNAUDITED)                        OUTSTANDING THROUGHOUT THE PERIODS INDICATED.


                                                                                                 SEPTEMBER 25,
                                                                                                      1998
                                                                                                 (COMMENCEMENT
                                  SIX MONTHS                                                     OF INVESTMENT
                                    ENDED                     YEAR ENDED JUNE 30,                OPERATIONS) TO
                                 DECEMBER 31,   -----------------------------------------------     JUNE 30,
CLASS B SHARES                     2003 (a)     2003 (a)    2002 (a)     2001 (a)     2000 (a)      1999 (a)
                                 -------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                    $  9.46      $ 10.29      $ 10.47      $ 11.76      $ 10.62       $ 10.00
                                   -------      -------      -------      -------      -------       -------
  Net Investment
    Income/Loss                       (.05)         .05          .08          .02          .04           .08
  Net Realized and Unrealized
    Gain/Loss                         2.10         (.84)        (.19)       (1.01)        1.26           .55
                                   -------      -------      -------      -------      -------       -------
Total from Investment
  Operations                          2.05         (.79)        (.11)        (.99)        1.30           .63
                                   -------      -------      -------      -------      -------       -------
Less:
  Distributions from
    Net Investment Income             (.07)        (.04)        (.07)        (.03)        (.06)         (.01)
  Distributions from
    Net Realized Gain                  -0-          -0-          -0-         (.27)        (.10)          -0-
                                   -------      -------      -------      -------      -------       -------
Total Distributions                   (.07)        (.04)        (.07)        (.30)        (.16)         (.01)
                                   -------      -------      -------      -------      -------       -------
NET ASSET VALUE, END OF
  THE PERIOD                       $ 11.44      $  9.46      $ 10.29      $ 10.47      $ 11.76       $ 10.62
                                   =======      =======      =======      =======      =======       =======

Total Return* (b)                   21.73%**     -7.66%(c)    -1.00%(e)    -8.67%(e)    12.37%         6.26%**
Net Assets at End of
  the Period (In millions)         $   5.2      $   4.2      $   4.7      $   5.1      $   7.2       $   3.1
Ratio of Expenses to
  Average Net Assets*                2.45%        2.29%(d)     1.59%(e)     2.25%(e)     2.45%         2.45%
Ratio of Net Investment
  Income/Loss to
  Average Net Assets*                (.92%)        .61%(c)      .79%(e)      .22%(e)      .45%          .96%
Portfolio Turnover                     26%**       119%         182%          63%          49%           51%**

* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to
  Average Net Assets                 4.72%        4.84%(d)     4.38%(e)     3.10%(e)     4.55%         6.61%
Ratio of Net Investment Loss
  to Average Net Assets             (3.19%)      (1.94%)(c)   (2.00%)(e)    (.63%)(e)   (1.65%)       (3.20%)

**  Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Certain non-recurring payments were made to Class B Shares, resulting in an increase to the Total Return and Ratio of Net Investment Income to Average Net Assets of .04% and .05%, respectively.

(d) The Ratio of Expenses to Average Net Assets reflects the refund of certain 12b-1 fees during the period.

(e) The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income/Loss to Average Net Assets reflect the refund of certain 12b-1 fees during the period.

SEE NOTES TO FINANCIAL STATEMENTS

                                   THE FOLLOWING SCHEDULE PRESENTS FINANCIAL

FINANCIAL HIGHLIGHTS               HIGHLIGHTS FOR ONE SHARE OF THE FUND

(UNAUDITED)                        OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                                 SEPTEMBER 25,
                                                                                                     1998
                                                                                                 (COMMENCEMENT
                                  SIX MONTHS                                                     OF INVESTMENT
                                    ENDED                     YEAR ENDED JUNE 30,                OPERATIONS) TO
                                 DECEMBER 31,   -----------------------------------------------     JUNE 30,
CLASS C SHARES                     2003 (a)     2003 (a)     2002 (a)     2001 (a)    2000 (a)      1999 (a)
                                 ------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                    $  9.47      $ 10.24      $ 10.41      $ 11.72      $ 10.59       $ 10.00
                                   -------      -------      -------      -------      -------       -------
  Net Investment
    Income/Loss                       (.03)         .10          .06          .01          .01           .07
  Net Realized and Unrealized
    Gain/Loss                         2.11         (.83)        (.16)       (1.02)        1.28           .53
                                   -------      -------      -------      -------      -------       -------
Total from Investment
  Operations                          2.08         (.73)        (.10)       (1.01)        1.29           .60
                                   -------      -------      -------      -------      -------       -------
Less:
  Distributions from
    Net Investment Income             (.07)        (.04)        (.07)        (.03)        (.06)         (.01)
  Distributions from
    Net Realized Gain                  -0-          -0-          -0-         (.27)        (.10)          -0-
                                   -------      -------      -------      -------      -------       -------
Total Distributions                   (.07)        (.04)        (.07)        (.30)        (.16)         (.01)
                                   -------      -------      -------      -------      -------       -------
NET ASSET VALUE, END OF
  THE PERIOD                       $ 11.48      $  9.47      $ 10.24      $ 10.41      $ 11.72       $ 10.59
                                   =======      =======      =======      =======      =======       =======

Total Return* (b)                   21.81%**     -7.19%(c)    -0.90%(e)    -8.79%       12.37%         5.96%**
Net Assets at End of
  the Period (In millions)         $   2.2      $   1.8      $   1.8      $   2.0      $   2.0       $   1.5
Ratio of Expenses to
  Average Net Assets*                2.24%(e)     2.34%(d)     1.81%(e)     2.45%        2.45%         2.45%
Ratio of Net Investment
  Income/Loss to
  Average Net Assets*                (.71%)(e)    1.09%(c)      .60%(e)      .08%         .01%          .81%
Portfolio Turnover                     26%**       119%         182%          63%          49%           51%**

* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to
  Average Net Assets                 4.46%(e)     4.89%(d)     4.57%(e)     3.25%        4.55%         7.33%
Ratio of Net Investment Loss
  to Average Net Assets             (2.93%)(e)   (1.46%)(c)   (2.16%)(e)    (.72%)      (2.09%)       (4.13%)

**  Non-Annualized

(a) Based on average shares outstanding.
(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c) Certain non-recurring payments were made to Class C Shares, resulting in an increase to the Total Return and Ratio of Net Investment Income to Average Net Assets of .52% and .60%, respectively.
(d) The Ratio of Expenses to Average Net Assets reflects the refund of certain 12b-1 fees during the period.
(e) The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income/Loss to Average Net Assets reflect the refund of certain 12b-1 fees during the period.

                                               SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO
FINANCIAL STATEMENTS

DECEMBER 31, 2003 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES
The Van Kampen European Value Equity Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of equity securities of European issuers based on individual stock selection. The Fund commenced operations on September 25, 1998. Effective November 30, 2003, the Fund's investment adviser, Van Kampen Investment Advisory Corp. merged into its affiliate, Van Kampen Asset Management (the "Adviser").

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Most foreign markets close before the New York Stock Exchange
(NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Board of Directors. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

   The Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by the Adviser, or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence

NOTES TO
FINANCIAL STATEMENTS

DECEMBER 31, 2003 (UNAUDITED)

of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees, which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

   The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2003, the Fund had accumulated capital loss carryforward for tax purposes of $1,417,358, which will expire between June 30, 2009 and June 30, 2011.

   At December 31, 2003, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes                                 $10,056,584
                                                                     ===========
Gross tax unrealized appreciation                                    $ 2,457,385
Gross tax unrealized depreciation                                       (101,927)
                                                                     -----------
Net tax unrealized appreciation on investments                       $ 2,355,458
                                                                     ===========

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

   The tax character of distributions paid during the year ended June 30, 2003 was as follows:

DISTRIBUTIONS PAID FROM:                                                   2003
  Ordinary income                                                        $69,958

   As of June 30, 2003, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income                                           $114,968

   Net realized gains or losses may differ for financial and tax reporting purposes as a result of losses relating to wash sale transactions.

NOTES TO
FINANCIAL STATEMENTS

DECEMBER 31, 2003 (UNAUDITED)

F. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS The Fund may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation/depreciation on foreign currency translation.

   Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

G. EXPENSE REDUCTIONS During the six months ended December 31, 2003, the Fund's custody fee was reduced by $5 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                             % PER ANNUM
First $500 million                                                      1.00%
Next $500 million                                                        .95%
Over $1 billion                                                          .90%

   On August 11, 2003, the Adviser terminated the subadvisory agreement between the Adviser and Morgan Stanley Investment Management Inc. in respect of the Fund. On that date, the Adviser entered into a subadvisory agreement with Morgan Stanley Investment Management Limited (the "Subadviser", a wholly owned subsidiary of Morgan Stanley) to provide advisory services to the Fund and the Adviser with respect to the Fund's investments. For the six months ended December 31, 2003, the Adviser waived $54,309 of its investment advisory fees and assumed $33,739 of the Fund's other expenses. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

   For the six months ended December 31, 2003, the Fund recognized expenses of approximately $1,300, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

NOTES TO
FINANCIAL STATEMENTS

DECEMBER 31, 2003 (UNAUDITED)

   Under a separate Legal Services agreement, the Adviser provides legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended December 31, 2003, the Fund recognized expenses of approximately $7,000, representing Van Kampen Investment Inc's or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of "Legal" expenses on the Statement of Operations.

   Under a separate Accounting Services agreement, the Adviser provides administrative and accounting services to the Fund. The Adviser allocates the cost of such services to each fund with assets exceeding $25 million. For the six months ended December 31, 2003, no cost was allocated to the Fund in regards to the Accounting Services agreement.

   At December 31, 2003, Van Kampen Funds, Inc. owned 67,000 shares of Class A, 65,000 shares of Class B, and 65,000 shares of Class C.

   Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended December 31, 2003, the Fund recognized expenses of approximately $14,800 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Directors.

   The Adviser has agreed to reimburse the Fund to the extent the total accounting, transfer agency, and sub-transfer agency fees exceed 0.25% of the average daily net assets of the Fund. For the six months ended December 31, 2003, the Adviser reimbursed $36,445 of these fees. This reimbursement is voluntary in nature and can be discontinued at the Adviser's discretion.

   Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

   The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the shares of those funds selected by the directors. Investments in such funds of $28,600 are included in "Other" assets on the Statement of Assets and Liabilities at December 31, 2003. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each Director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

NOTES TO
FINANCIAL STATEMENTS

DECEMBER 31, 2003 (UNAUDITED)

3. CAPITAL TRANSACTIONS
At December 31, 2003, capital aggregated $4,764,345, $4,875,581 and $2,015,561 for Classes A, B, and C, respectively. For the six months ended December 31, 2003, transactions were as follows:

                                                           SHARES       VALUE
Sales:
  Class A                                                  34,224    $   348,191
  Class B                                                  41,584        422,619
  Class C                                                  22,937        240,806
                                                         --------    -----------
Total Sales                                                98,745    $ 1,011,616
                                                         ========    ===========

Dividend Reinvestment:
  Class A                                                   4,398    $    47,593
  Class B                                                   2,148         23,559
  Class C                                                     745          8,185
                                                         --------    -----------
Total Dividend Reinvestment                                 7,291    $    79,337
                                                         ========    ===========

Repurchases:
  Class A                                                 (43,762)   $  (438,106)
  Class B                                                 (36,584)      (364,175)
  Class C                                                 (24,201)      (241,995)
                                                         --------    -----------
Total Repurchases                                        (104,547)   $(1,044,276)
                                                         ========    ===========


   At June 30, 2003, capital aggregated $4,806,667, $4,793,578 and $2,008,565 for Classes A, B, and C, respectively. For the year ended June 30, 2003, transactions were as follows:

                                                          SHARES       VALUE
Sales:
  Class A                                               1,229,956   $ 10,688,679
  Class B                                                 128,979      1,177,617
  Class C                                                  99,282        877,802
                                                       ----------   ------------
Total Sales                                             1,458,217   $ 12,744,098
                                                       ==========   ============

Dividend Reinvestment:
  Class A                                                   4,297   $     37,338
  Class B                                                   1,399         12,297
  Class C                                                     421          3,685
                                                       ----------   ------------
Total Dividend Reinvestment                                 6,117   $     53,320
                                                       ==========   ============

Repurchases:
  Class A                                              (1,200,282)  $(10,514,344)
  Class B                                                (140,854)    (1,255,120)
  Class C                                                 (88,615)      (769,655)
                                                       ----------   ------------
Total Repurchases                                      (1,429,751)  $(12,539,119)
                                                       ==========   ============

NOTES TO
FINANCIAL STATEMENTS

DECEMBER 31, 2003 (UNAUDITED)

   Class B Shares automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. For the six months ended December 31, 2003 and year ended June 30, 2003, 0 and 1,464 Class B Shares converted to Class A Shares, respectively and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                                             CONTINGENT DEFERRED
                                                                SALES CHARGE
                                                               AS A PERCENTAGE
                                                              OF DOLLAR AMOUNT
                                                             SUBJECT TO CHARGE
                                                            --------------------
YEAR OF REDEMPTION                                          CLASS B     CLASS C
First                                                        5.00%       1.00%
Second                                                       4.00%        None
Third                                                        3.00%        None
Fourth                                                       2.50%        None
Fifth                                                        1.50%        None
Thereafter                                                    None        None

   For the six months ended December 31, 2003, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $400 and CDSC on redeemed shares of approximately $3,400. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $2,740,711 and $2,846,817, respectively.

5. DISTRIBUTION AND SERVICE PLAN
With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes or shares.

   Annual fees under the Plans of up to 0.25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. The amount of distribution expenses incurred by Van Kampen and not yet reimbursed ("unreimbursed receivable") was approximately $0 and $0 for Class B and Class C shares, respectively. These amounts may be recovered from future payments under the plans or CDSC. To the extent the unreimbursed receivable has been fully recovered, any excess 12b-1 fees will be refunded to the Fund on a quarterly basis.

NOTES TO
FINANCIAL STATEMENTS

DECEMBER 31, 2003 (UNAUDITED)


   Included in these fees for the six months ended December 31, 2003, are payments retained by Van Kampen of approximately $20,500 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $2,300.

6. LEGAL MATTERS
The Adviser, certain affiliates of the Adviser and certain investment companies advised by the Adviser or its affiliates, including the Fund, are named as defendants in a number of recently filed, similar class action complaints. These complaints generally allege that defendants, including the Fund, violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Adviser and certain affiliates of the Adviser allegedly offered economic incentives to brokers and others to steer investors to the funds advised by the Adviser or its affiliates rather than funds managed by other companies, and (ii) that the funds advised by the Adviser or its affiliates, including the Fund, allegedly paid excessive commissions to brokers in return for their alleged efforts to steer investors to these funds. The complaints seek, among other things, unspecified compensatory damages, rescissionary damages, fees and costs. The defendants intend to move to dismiss these actions and otherwise vigorously to defend them. While the Fund believes that it has meritorious defenses, the ultimate outcome of these matters is not presently determinable at this early stage of the litigation, and no provision has been made in the Fund's financial statements for the effect, if any, of these matters.

BOARD OF DIRECTORS AND IMPORTANT ADDRESSES
VAN KAMPEN EUROPEAN VALUE EQUITY FUND

BOARD OF DIRECTORS

DAVID C. ARCH

J. MILES BRANAGAN

JERRY D. CHOATE

ROD DAMMEYER

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

HOWARD J KERR

MITCHELL M. MERIN*

JACK E. NELSON

RICHARD F. POWERS, III*

HUGO F. SONNENSCHEIN

WAYNE W. WHALEN* - CHAIRMAN

SUZANNE H. WOOLSEY


INVESTMENT ADVISOR

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

INVESTMENT SUBADVISER

MORGAN STANLEY INVESTMENT
MANAGEMENT LIMITED
25 Cabot Square
Canary Wharf
London, United Kingdom E14 4QA

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1221 Avenue of the Americas
New York, New York 10020

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 W. Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER, & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 N. Stetson Avenue
Chicago, Illinois 60601


* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

YOUR NOTES

YOUR NOTES

VAN KAMPEN
PRIVACY NOTICE

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you conduct with us, our affiliates, or third parties. We may also collect information you provide when using our Web site, and text files (also known as "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

*  Includes Van Kampen Investments Inc., Van Kampen Asset Management,
   Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc.,
   Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many
   Van Kampen mutual funds and Van Kampen unit investment trusts.


                                          Van Kampen Funds Inc.
                                          1 Parkview Plaza, P.O. Box 5555
                                          Oakbrook Terrace, IL 60181-5555
                                          www.vankampen.com


                             [VAN KAMPEN INVESTMENTS LOGO]

                             GENERATIONS OF EXPERIENCE(SM)

                    Copyright (C)2004 Van Kampen Funds Inc. All rights reserved.
                    472, 572, 672                              Member NASD/SIPC.
                    EEQ SAR 2/04                                13605B04-AP-2/04

VAN KAMPEN
FOCUS EQUITY FUND

SEMIANNUAL REPORT


DECEMBER 31, 2003

[PHOTO OF MAN FISHING]

[PHOTO OF MAN/WOMAN DANCING AT WEDDING]

[PHOTO OF MAN/GIRL SAILING]

[PHOTO OF MAN/WOMAN WALKING]

ENJOY LIFE'S TRUE WEALTH

[VAN KAMPEN INVESTMENTS LOGO]

GENERATIONS OF EXPERIENCE(SM)

PRIVACY NOTICE INFORMATION ON THE BACK.

WELCOME, SHAREHOLDER

In this report, you'll learn about how your investment in Van Kampen Focus Equity Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of December 31, 2003.


This material must be preceded or accompanied by a prospectus for the fund being offered.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the fund will achieve its investment objective. The fund is subject to market risk which is the possibility that the market values of securities owned by the fund will decline and, therefore, the value of the fund shares may be less than what you paid for them. Accordingly, you can lose money investing in this fund. Please see the prospectus for more complete information on investment risks.

  NOT FDIC INSURED     OFFER NO BANK GUARANTEE    MAY LOSE VALUE

  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY     NOT A DEPOSIT

PERFORMANCE SUMMARY

AVERAGE ANNUAL TOTAL RETURNS

                          A SHARES                B SHARES                 C SHARES
                       SINCE 01/02/96          SINCE 01/02/96           SINCE 01/02/96
-----------------------------------------------------------------------------------------
AVERAGE ANNUAL     W/O SALES     W/SALES     W/O SALES    W/SALES    W/O SALES    W/SALES
TOTAL RETURNS       CHARGES      CHARGES      CHARGES     CHARGES     CHARGES     CHARGES
Since Inception      8.79%        7.99%         8.07%      8.07%       7.98%       7.98%

5-year              -1.05        -2.21         -1.82      -2.08       -1.80       -1.80

1-year              24.08        16.90         23.19      18.19       23.29       22.29

6-month             12.08         5.63         11.64       6.64       11.64       10.64

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, and fund shares, when redeemed, may be worth more or less than their original cost. The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses.

As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and 1.00 percent for Class B and C shares. The since-inception return for Class B shares reflect its conversion into Class A shares seven years after purchase. See Footnote 3 in the Notes to Financial Statements for additional information. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the fund's returns would have been lower.

The Standard & Poor's 500 Index is generally representative of the U.S. stock market. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment.

FUND REPORT
FOR THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2003

Van Kampen Focus Equity Fund is managed by the adviser's Large-Cap Growth team.(1) Current members include William Auslander, Managing Director, and Jeffrey Alvino, Managing Director.

MARKET CONDITIONS

The stock market continued its upward track during the past six months, with the Standard & Poor's 500 Index rising more than 15 percent. Stocks across the board were strong performers, especially during the fourth quarter of 2003. Large-cap growth stocks--such as those found in the fund--outperformed their value counterparts in the third quarter, though the opposite was true in the fourth quarter. Large caps as a group, however, did not do as well as mid caps, which in turn underperformed small caps, the strongest-performing asset class during the year's second half.

The market's gains were driven by a steadily improving economy. Interest rates remained at historically low levels, and the Federal Reserve Board made clear its intention to keep rates there for an extended period. Thanks in large part to these modest borrowing costs, U.S. gross domestic product, which measures the nation's economic output, grew by 8.2 percent during the third quarter of 2003--well more than double the prior quarter's performance and the economy's fastest growth rate since 1984. Robust business investment to go along with continued strength in consumer spending was a particularly favorable sign.

By year's end, the data indicated that the economy was finishing up the year in solid shape. For example, December manufacturing activity increased for the sixth consecutive month, according to the Institute of Supply Management. Similarly, consumer sentiment, as measured by the widely cited University of Michigan index, stood at 92.6 at year's end, slightly below the November reading but 19 percent higher than the recent low recorded in March 2003.

PERFORMANCE ANALYSIS

Van Kampen Focus Equity Fund returned 12.08 percent (Class A shares unadjusted for sales charge), for the six-month period ended December 31, 2003. By comparison,

Total return for the six-month period ended December 31, 2003

    CLASS A      CLASS B     CLASS C     STANDARD & POOR'S 500 INDEX
     12.08%       11.64%     11.64%                15.14%

The performance for the three share classes varies because each has different expenses. The fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and an index definition.

(1) Team members may change at any time without notice.

the fund's benchmark, the Standard & Poor's 500 Index, returned 15.14 percent for the same period.

Stock selection in the consumer-discretionary sector had the largest negative impact on fund performance during the past six months. Retail names such as Dollar Tree Stores were among the portfolio's laggards. Dollar Tree, the discount retailer, saw its stock hit after announcing weaker-than-expected fourth-quarter earnings.

Stock selection in the consumer-staples sector also had a negative impact on fund performance. Food and tobacco giant Altria, formerly Philip Morris, was the fund's worst relative performer in this sector. Altria suffered from investor worries about more tobacco litigation. Costco, a membership-warehouse retailer, was another consumer-staples negative. Costco's shares were hit hard after the company announced third-quarter earnings would be well short of expectations because of high health-care costs and strong competition from rival SAM'S Club. Altria and Costco were sold from the portfolio during the period.

An overweighted position in the sluggish health-care sector also hurt performance. Much of the sector's disappointing results were supplied by large-cap pharmaceutical companies. Two drug stocks in particular--Merck and Wyeth--detracted from the fund's performance and were subsequently sold from the fund. We eliminated Wyeth because of uncertainty about pending litigation surrounding the company's hormone-replacement drug, Prempro, and its weight-loss drug, Fen-Phen. Merck was sold because of concerns about competition from generic drug-makers; some of Merck's products faced the loss of patent protection. Also, Merck's pipeline of potential new blockbuster drugs was shrinking.

The fund did, however, enjoy strong results from its investments in the technology sector, which represented a substantial overweight relative to the benchmark. Throughout the period, we added incrementally to the technology sector, especially in higher-quality names that we believed had the potential to be successful over time. The fund's technology weighting was a big boost to performance in an environment in which tech stocks were up across the board. The three best relative performers for the fund during the past six months were dominant technology firms Intel, the leading maker of semiconductors and PC microprocessors; Cisco Systems, the top manufacturer of network equipment; and Microsoft, the largest software developer. All three benefited from strong earnings and expectations that demand for their products would continue to grow.

The fund also was helped by its underweighting of the telecommunications services and utility sectors. Telecom was the weakest-performing sector in the benchmark during the past six months, while utilities were third worst. The fund's lack of participation in these areas had a positive effect on the fund's relative performance.

In the coming year, we will continue to seek those companies with the potential for strong earnings growth and compelling business strategies.

THERE IS NO GUARANTEE THAT THE SECURITIES MENTIONED WILL CONTINUE TO PERFORM WELL OR BE HELD BY THE FUND IN THE FUTURE.

TOP 10 HOLDINGS AS OF 12/31/03

Microsoft Corp.                        5.8%
General Electric Co.                   5.6
Pfizer, Inc.                           5.3
Citigroup, Inc.                        4.8
3M Co.                                 4.0
American International Group, Inc.     3.9
Intel Corp.                            3.8
eBay, Inc.                             3.4
Coca-Cola Co.                          3.1
Cisco Systems, Inc.                    3.1

TOP TEN INDUSTRIES AS OF 12/31/03

Industrial Conglomerates               9.6%
Pharmaceuticals                        8.5
Semiconductors                         8.0
Systems Software                       7.5
Internet Retail                        4.9
Other Diversified Financial Services   4.8
Broadcasting & Cable TV                4.3
General Merchandise Stores             4.2
Multi-line Insurance                   3.9
Biotechnology                          3.5

Subject to change daily. All percentages are as a percentage of long-term investments. Provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned or securities in the industries shown above. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

ANNUAL HOUSEHOLDING NOTICE

     To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

PROXY VOTING POLICIES AND PROCEDURES

     A description of the fund's policies and procedures with respect to the voting of proxies relating to the fund's portfolio securities is available without charge, upon request, by calling 1-800-847-2424. This information is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS                               THE FOLLOWING PAGES DETAIL
                                                      YOUR FUND'S PORTFOLIO OF
DECEMBER 31, 2003 (UNAUDITED)                         INVESTMENTS AT THE END OF
                                                      THE REPORTING PERIOD.

                                                                                       MARKET
DESCRIPTION                                                               SHARES       VALUE
COMMON STOCKS 99.6%
AIR FREIGHT & COURIERS 1.0%
United Parcel Service, Inc., Class B                                       33,100   $  2,467,605
                                                                                    ------------

APPLICATION SOFTWARE 1.4%
Mercury Interactive Corp. (a)                                              68,700      3,341,568
                                                                                    ------------

ASSET MANAGEMENT & CUSTODY BANKS 1.4%
Bank of New York Co., Inc.                                                 97,950      3,244,104
                                                                                    ------------

BIOTECHNOLOGY 3.5%
Amgen, Inc. (a)                                                           106,049      6,553,828
Genzyme Corp. (a)                                                          38,000      1,874,920
                                                                                    ------------
                                                                                       8,428,748
                                                                                    ------------

BREWERS 0.8%
Anheuser-Busch Co., Inc.                                                   35,800      1,885,944
                                                                                    ------------

BROADCASTING & CABLE TV 4.3%
Clear Channel Communications, Inc.                                        111,650      5,228,569
EchoStar Communications Corp., Class A (a)                                 68,800      2,339,200
Univision Communications, Inc., Class A (a)                                66,800      2,651,292
                                                                                    ------------
                                                                                      10,219,061
                                                                                    ------------

COMMUNICATIONS EQUIPMENT 3.1%
Cisco Systems, Inc. (a)                                                   306,200      7,437,598
                                                                                    ------------

COMPUTER HARDWARE 3.5%
Dell, Inc. (a)                                                            135,725      4,609,221
International Business Machines Corp.                                      40,800      3,781,344
                                                                                    ------------
                                                                                       8,390,565
                                                                                    ------------

COMPUTER STORAGE & PERIPHERALS 0.8%
Network Appliance, Inc. (a)                                                91,800      1,884,654
                                                                                    ------------

CONSUMER FINANCE 2.2%
American Express Co.                                                      106,625      5,142,524
                                                                                    ------------

DATA PROCESSING & OUTSOURCING SERVICES 0.7%
First Data Corp.                                                           41,750      1,715,507
                                                                                    ------------

DIVERSIFIED BANKS 2.3%
Wells Fargo & Co.                                                          91,750      5,403,157
                                                                                    ------------

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS

DECEMBER 31, 2003 (UNAUDITED)

                                                                                       MARKET
DESCRIPTION                                                               SHARES       VALUE
GENERAL MERCHANDISE STORES 4.2%
Dollar Tree Stores, Inc. (a)                                              134,000   $  4,028,040
Target Corp.                                                              157,320      6,041,088
                                                                                    ------------
                                                                                      10,069,128
                                                                                    ------------

HEALTH CARE EQUIPMENT 2.6%
Boston Scientific Corp. (a)                                                67,200      2,470,272
Guidant Corp.                                                              62,900      3,786,580
                                                                                    ------------
                                                                                       6,256,852
                                                                                    ------------

HOME IMPROVEMENT RETAIL 2.3%
Home Depot, Inc.                                                          154,400      5,479,656
                                                                                    ------------

HOUSEHOLD PRODUCTS 2.6%
Procter & Gamble Co.                                                       63,100      6,302,428
                                                                                    ------------

HYPERMARKETS & SUPER CENTERS 2.8%
Wal-Mart Stores, Inc.                                                     125,625      6,664,406
                                                                                    ------------

INDUSTRIAL CONGLOMERATES 9.5%
3M Co.                                                                    111,300      9,463,839
General Electric Co.                                                      429,750     13,313,655
                                                                                    ------------
                                                                                      22,777,494
                                                                                    ------------

INTEGRATED OIL & GAS 2.0%
Exxon Mobil Corp.                                                         113,550      4,655,550
                                                                                    ------------

INTERNET RETAIL 4.8%
eBay, Inc. (a)                                                            126,600      8,177,094
InterActiveCorp (a)                                                       100,000      3,393,000
                                                                                    ------------
                                                                                      11,570,094
                                                                                    ------------

INVESTMENT BANKING & BROKERAGE 2.4%
Goldman Sachs Group, Inc.                                                  58,700      5,795,451
                                                                                    ------------

MANAGED HEALTH CARE 2.4%
Anthem, Inc. (a)                                                           75,527      5,664,525
                                                                                    ------------

MULTI-LINE INSURANCE 3.9%
American International Group, Inc.                                        140,125      9,287,485
                                                                                    ------------

OIL & GAS EQUIPMENT & SERVICES 1.0%
Smith International, Inc. (a)                                              59,100      2,453,832
                                                                                    ------------

OTHER DIVERSIFIED FINANCIAL SERVICES 4.8%
Citigroup, Inc.                                                           235,483     11,430,345
                                                                                    ------------

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS

DECEMBER 31, 2003 (UNAUDITED)

                                                                                       MARKET
DESCRIPTION                                                               SHARES       VALUE
PHARMACEUTICALS 8.4%
Bristol-Myers Squibb Co.                                                   80,300   $  2,296,580
Johnson & Johnson                                                         101,650      5,251,239
Pfizer, Inc.                                                              357,250     12,621,643
                                                                                    ------------
                                                                                      20,169,462
                                                                                    ------------

SEMICONDUCTOR EQUIPMENT 1.3%
Applied Materials, Inc. (a)                                               135,350      3,038,608
                                                                                    ------------

SEMICONDUCTORS 7.9%
Intel Corp.                                                               280,800      9,041,760
Linear Technology Corp.                                                   118,100      4,968,467
Texas Instruments, Inc.                                                   105,875      3,110,608
Xilinx, Inc. (a)                                                           47,500      1,840,150
                                                                                    ------------
                                                                                      18,960,985
                                                                                    ------------

SOFT DRINKS 3.1%
Coca-Cola Co.                                                             147,275      7,474,206
                                                                                    ------------

SPECIALTY STORES 1.2%
Bed Bath & Beyond, Inc. (a)                                                64,350      2,789,573
                                                                                    ------------

SYSTEMS SOFTWARE 7.4%
Microsoft Corp.                                                           503,400     13,863,636
Oracle Corp. (a)                                                          297,225      3,923,370
                                                                                    ------------
                                                                                      17,787,006
                                                                                    ------------

TOTAL INVESTMENTS 99.6%
 (Cost $192,594,779)                                                                 238,188,121

OTHER ASSETS IN EXCESS OF LIABILITIES 0.4%                                               946,362
                                                                                    ------------

NET ASSETS 100.0%                                                                   $239,134,483
                                                                                    ============

(a) Non-income producing security as this stock currently does not declare dividends.

                                               SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2003 (UNAUDITED)

ASSETS:
Total Investments (Cost $192,594,779)                                         $ 238,188,121
Receivables:
  Investments Sold                                                                7,798,273
  Other                                                                             320,057
  Fund Shares Sold                                                                  141,765
  Dividends                                                                         141,170
Other                                                                                55,610
                                                                              -------------
     Total Assets                                                               246,644,996
                                                                              -------------
LIABILITIES:
Payables:
  Investments Purchased                                                           5,946,620
  Fund Shares Repurchased                                                           653,991
  Distributor and Affiliates                                                        308,720
  Custodian Bank                                                                    235,800
  Investment Advisory Fee                                                           135,922
Accrued Expenses                                                                    158,623
Directors' Deferred Compensation and Retirement Plans                                70,837
                                                                              -------------
     Total Liabilities                                                            7,510,513
                                                                              -------------
NET ASSETS                                                                    $ 239,134,483
                                                                              =============
NET ASSETS CONSIST OF:
Capital (Par value of $.001 per share with 1,125,000,000 shares
  authorized)                                                                 $ 389,006,206
Net Unrealized Appreciation                                                      45,593,342
Accumulated Net Investment Loss                                                    (966,338)
Accumulated Net Realized Loss                                                  (194,498,727)
                                                                              -------------
NET ASSETS                                                                    $ 239,134,483
                                                                              =============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
     Net asset value and redemption price per share (Based on net assets of
     $99,046,500 and 6,280,339 shares of beneficial interest issued
     and outstanding)                                                         $       15.77
     Maximum sales charge (5.75%* of offering price)                                    .96
                                                                              -------------
     Maximum offering price to public                                         $       16.73
                                                                              =============
  Class B Shares:
     Net asset value and offering price per share (Based on net assets of
     $115,646,301 and 7,831,068 shares of beneficial interest issued
     and outstanding)                                                         $       14.77
                                                                              =============
  Class C Shares:
     Net asset value and offering price per share (Based on net assets of
     $24,441,682 and 1,654,825 shares of beneficial interest issued
     and outstanding)                                                         $       14.77
                                                                              =============

* On sales of $50,000 or more, the sales charge will be reduced.

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2003 (UNAUDITED)

INVESTMENT INCOME:
Dividends                                                                       $ 1,354,952
Interest                                                                             25,135
                                                                                -----------
     Total Income                                                                 1,380,087
                                                                                -----------
EXPENSES:
Investment Advisory Fee                                                           1,056,661
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C
  of $119,220, $574,583 and $122,604, respectively)                                 816,407
Shareholder Services                                                                503,954
Legal                                                                                14,034
Custody                                                                              13,331
Directors' Fees and Related Expenses                                                  9,272
Other                                                                               133,527
                                                                                -----------
     Total Expenses                                                               2,547,186
     Expense Fee Reduction ($98,330 Investment Advisory Fee and
       $164,743 Other)                                                              263,073
     Less Credits Earned on Cash Balances                                               121
                                                                                -----------
     Net Expenses                                                                 2,283,992
                                                                                -----------
NET INVESTMENT LOSS                                                             $  (903,905)
                                                                                ===========
REALIZED AND UNREALIZED GAIN/LOSS:

Net Realized Gain                                                               $ 9,786,098
                                                                                -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period                                                        28,402,388
  End of the Period                                                              45,593,342
                                                                                -----------
Net Unrealized Appreciation During the Period                                    17,190,954
                                                                                -----------
NET REALIZED AND UNREALIZED GAIN                                                $26,977,052
                                                                                ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS                                      $26,073,147
                                                                                ===========

                                               SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS

(UNAUDITED)

                                                         SIX MONTHS ENDED      YEAR ENDED
                                                         DECEMBER 31, 2003   JUNE 30, 2003
                                                         ---------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss                                        $   (903,905)     $ (1,384,392)
Net Realized Gain/Loss                                        9,786,098       (61,877,872)
Net Unrealized Appreciation During the Period                17,190,954        48,307,572
                                                           ------------      ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES          26,073,147       (14,954,692)
                                                           ------------      ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold                                    24,711,996        56,641,307
Cost of Shares Repurchased                                  (39,072,918)     (105,120,081)
                                                           ------------      ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS          (14,360,922)      (48,478,774)
                                                           ------------      ------------
TOTAL INCREASE/DECREASE IN NET ASSETS                        11,712,225       (63,433,466)

NET ASSETS:
Beginning of the Period                                     227,422,258       290,855,724
                                                           ------------      ------------
End of the Period (Including accumulated undistributed
  net investment loss of $966,338 and
  $62,433, respectively)                                   $239,134,483      $227,422,258
                                                           ============      ============

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS                             THE FOLLOWING SCHEDULE PRESENTS
                                                 FINANCIAL HIGHLIGHTS FOR ONE
(UNAUDITED)                                      SHARE  OF THE FUND OUTSTANDING
                                                 THROUGHOUT THE PERIODS
                                                 INDICATED.

                                    SIX MONTHS
                                      ENDED                             YEAR ENDED JUNE 30,
CLASS A SHARES                      DECEMBER 31,   ----------------------------------------------------------
                                     2003 (a)      2003 (a)     2002 (a)     2001 (a)     2000 (a)   1999 (a)
                                    -------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                       $ 14.07       $ 14.60     $  18.94     $  27.17     $ 22.98     $ 20.01
                                      -------       -------     --------     --------     -------     -------
  Net Investment Loss                    (.02)         (.02)        (.11)        (.16)       (.18)       (.14)
  Net Realized and Unrealized
     Gain/Loss                           1.72          (.51)       (4.23)       (6.81)       5.82        4.70
                                      -------       -------     --------     --------     -------     -------
Total from Investment
  Operations                             1.70          (.53)       (4.34)       (6.97)       5.64        4.56
Less Distributions from
  Net Realized Gain                       -0-           -0-          -0-        (1.26)      (1.45)      (1.59)
                                      -------       -------     --------     --------     -------     -------
NET ASSET VALUE,
  END OF THE PERIOD                   $ 15.77       $ 14.07     $  14.60     $  18.94     $ 27.17     $ 22.98
                                      =======       =======     ========     ========     =======     =======

Total Return* (b)                      12.08%**      -3.63%      -22.87%      -26.45%      25.28%      25.57%
Net Assets at End of
  the Period (In millions)            $  99.0       $  90.9     $  109.7     $  155.1     $ 186.0     $  73.8
Ratio of Expenses to Average
  Net Assets*                           1.50%         1.50%        1.50%        1.50%       1.50%       1.50%
Ratio of Net Investment
  Loss to Average Net Assets*           (.32%)        (.14%)       (.62%)       (.73%)      (.71%)      (.73%)
Portfolio Turnover                        59%**        205%         114%          80%        106%        282%

* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average
  Net Assets                             1.72%        1.65%        1.55%        1.52%       1.56%       1.61%
Ratio of Net Investment Loss
  to Average Net Assets                  (.54%)       (.29%)       (.67%)       (.75%)      (.77%)      (.84%)

**   Non-Annualized

(a)  Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or a contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                               SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS                             THE FOLLOWING SCHEDULE PRESENTS
                                                 FINANCIAL HIGHLIGHTS FOR ONE
(UNAUDITED)                                      SHARE OF THE FUND OUTSTANDING
                                                 THROUGHOUT THE PERIODS
                                                 INDICATED.

                                    SIX MONTHS
                                      ENDED                             YEAR ENDED JUNE 30,
CLASS B SHARES                      DECEMBER 31,   ----------------------------------------------------------
                                     2003 (a)      2003 (a)     2002 (a)     2001 (a)     2000 (a)   1999 (a)
                                    -------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                       $ 13.23       $ 13.84     $  18.09     $  26.22     $ 22.38     $ 19.67
                                      -------       -------     --------     --------     -------     -------
  Net Investment Loss                    (.08)         (.11)        (.22)        (.32)       (.36)       (.28)
  Net Realized and Unrealized
     Gain/Loss                           1.62          (.50)       (4.03)       (6.55)       5.65        4.58
                                      -------       -------     --------     --------     -------     -------
Total from Investment
  Operations                             1.54          (.61)       (4.25)       (6.87)       5.29        4.30
Less Distributions from
  Net Realized Gain                       -0-           -0-          -0-        (1.26)      (1.45)      (1.59)
                                      -------       -------     --------     --------     -------     -------
NET ASSET VALUE,
  END OF THE PERIOD                   $ 14.77       $ 13.23     $  13.84     $  18.09     $ 26.22     $ 22.38
                                      =======       =======     ========     ========     =======     =======

Total Return* (b)                      11.64%**      -4.48%      -23.44%      -27.01%      24.42%      24.59%
Net Assets at End of
  the Period (In millions)            $ 115.6       $ 112.5     $  149.5     $  230.5     $ 307.8     $ 176.2
Ratio of Expenses to Average
  Net Assets*                           2.25%         2.25%        2.25%        2.25%       2.25%       2.25%
Ratio of Net Investment
  Loss to Average Net Assets*          (1.08%)        (.89%)      (1.37%)      (1.48%)     (1.46%)     (1.50%)
Portfolio Turnover                        59%**        205%         114%          80%        106%        282%

* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average
  Net Assets                            2.47%         2.40%        2.30%        2.27%       2.31%       2.36%
Ratio of Net Investment
  Loss to Average Net Assets           (1.30%)       (1.04%)      (1.42%)      (1.50%)     (1.52%)     (1.61%)

**   Non-Annualized

(a)  Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS                             THE FOLLOWING SCHEDULE PRESENTS
                                                 FINANCIAL HIGHLIGHTS FOR ONE
(UNAUDITED)                                      SHARE OF THE FUND OUTSTANDING
                                                 THROUGHOUT THE PERIODS
                                                 INDICATED.

                                    SIX MONTHS
                                      ENDED                             YEAR ENDED JUNE 30,
                                    DECEMBER 31,   ----------------------------------------------------------
CLASS C SHARES                       2003 (a)      2003 (a)     2002 (a)     2001 (a)     2000 (a)   1999 (a)
                                    -------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                       $ 13.23       $ 13.85     $  18.09     $  26.21     $ 22.36     $ 19.66
                                      -------       -------     --------     --------     -------     -------
  Net Investment Loss                    (.08)         (.11)        (.22)        (.32)       (.36)       (.28)
  Net Realized and Unrealized
     Gain/Loss                           1.62          (.51)       (4.02)       (6.54)       5.66        4.57
                                      -------       -------     --------     --------     -------     -------
Total from Investment
  Operations                             1.54          (.62)       (4.24)       (6.86)       5.30        4.29
Less Distributions from
  Net Realized Gain                       -0-           -0-          -0-        (1.26)      (1.45)      (1.59)
                                      -------       -------     --------     --------     -------     -------
NET ASSET VALUE,
  END OF THE PERIOD                   $ 14.77       $ 13.23     $  13.85     $  18.09     $ 26.21     $ 22.36
                                      =======       =======     ========     ========     =======     =======

Total Return* (b)                      11.64%**      -4.48%      -23.44%      -26.95%      24.38%      24.67%
Net Assets at End of
  the Period (In millions)            $ 24.4        $  24.0     $   31.6     $   48.4     $  61.3     $  27.2
Ratio of Expenses to Average
  Net Assets*                           2.25%         2.25%        2.25%        2.25%       2.25%       2.25%
Ratio of Net Investment
  Loss to Average Net Assets*          (1.08%)        (.89%)      (1.37%)      (1.48%)     (1.46%)     (1.48%)
Portfolio Turnover                        59%**        205%         114%          80%        106%        282%

* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average
  Net Assets                            2.47%         2.40%        2.33%        2.27%       2.31%       2.36%
Ratio of Net Investment
  Loss to Average Net Assets           (1.30%)       (1.04%)      (1.45%)      (1.50%)     (1.52%)     (1.59%)

**   Non-Annualized

(a)  Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                               SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO
FINANCIAL STATEMENTS

DECEMBER 31, 2003 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

The Van Kampen Focus Equity Fund (the "Fund") is organized as a separate non-diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company, under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek to provide capital appreciation by investing primarily in a non-diversified portfolio of corporate equity and equity linked securities. The Fund commenced operations on January 2, 1996. Effective November 30, 2003, the Fund's investment adviser, Van Kampen Investment Advisory Corp. merged into its affiliate, Van Kampen Asset Management.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange are valued at the latest quoted sales price. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     The Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the "Adviser"), or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees, which are unique to each class of shares.

NOTES TO
FINANCIAL STATEMENTS

DECEMBER 31, 2003 (UNAUDITED)

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

     The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2003, the Fund had an accumulated capital loss carryforward for tax purposes of $175,204,274, which will expire between June 30, 2009 and June 30, 2011.

     At December 31, 2003, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes               $209,391,561
                                                   ============
Gross tax unrealized appreciation                  $ 33,985,327
Gross tax unrealized depreciation                    (5,188,767)
                                                   ------------
Net tax unrealized appreciation on investments     $ 28,796,560
                                                   ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends quarterly from net investment income, as necessary. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

     Net realized gains or losses may differ for financial and tax reporting purposes as a result of losses relating to wash sale transactions.

F. EXPENSE REDUCTIONS During the six months ended December 31, 2003, the Fund's custody fee was reduced by $121 as a result of credits earned on cash balances.

G. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS The Fund may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation/depreciation on foreign currency translation.

     Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies againt the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized

NOTES TO
FINANCIAL STATEMENTS

DECEMBER 31, 2003 (UNAUDITED)

amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

2.   INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                        % PER ANNUM
First $500 million                                 0.90%
Next $500 million                                  0.85%
Over $1 billion                                    0.80%

     For the six months ended December 31, 2003, the Adviser waived $98,330 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

     For the six months ended December 31, 2003, the Fund recognized expenses of approximately $3,700, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

     Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended December 31, 2003, the Fund recognized expenses of approximately $21,300, representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of "Other" and "Legal" expenses, respectively, on the Statement of Operations.

     Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended December 31, 2003, the Fund recognized expenses of approximately $423,200 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Directors.

     The Adviser has agreed to reimburse the Fund to the extent total accounting, transfer agency and sub-transfer agency fees exceed .25% of the average daily net assets of the Fund. For the six months ended December 31, 2003, the Adviser reimbursed $164,743 of these fees. This reimbursement is voluntary in nature and can be discontinued at the Adviser's discretion.

     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

     The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the shares of those funds selected by the directors. Investments in such funds of $42,416 are included in "Other" assets on the Statement of Assets and Liabilities at December 31, 2003. Appreciation/depreciation and

NOTES TO
FINANCIAL STATEMENTS

DECEMBER 31, 2003 (UNAUDITED)

distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

     For the six months ended December 31, 2003, the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of Van Kampen, totaling $3,873.

3. CAPITAL TRANSACTIONS

At December 31, 2003, capital aggregated $154,847,101, $191,279,738 and
$42,879,367 for Classes A, B, and C, respectively. For the six months ended December 31, 2003, transactions were as follows:

                                     SHARES        VALUE
Sales:
   Class A                          1,345,181   $ 19,995,869
   Class B                            240,193      3,330,435
   Class C                             99,998      1,385,692
                                   ----------   ------------
Total Sales                         1,685,372   $ 24,711,996
                                   ==========   ============

Repurchases:
   Class A                         (1,527,559)  $(22,735,643)
   Class B                           (911,831)   (12,714,897)
   Class C                           (259,580)    (3,622,378)
                                   ----------   ------------
Total Repurchases                  (2,698,970)  $(39,072,918)
                                   ==========   ============

     At June 30, 2003, capital aggregated $157,586,875, $200,664,200 and
$45,116,053 for Classes A, B, and C, respectively. For the year ended June 30, 2003, transactions were as follows:

                                     SHARES        VALUE
Sales:
   Class A                          3,079,488   $ 40,638,748
   Class B                            908,867     11,209,573
   Class C                            386,194      4,792,986
                                   ----------   ------------
Total Sales                         4,374,549   $ 56,641,307
                                   ==========   ============

Repurchases:
   Class A                         (4,129,589)  $(54,690,480)
   Class B                         (3,209,779)   (39,844,770)
   Class C                           (855,929)   (10,584,831)
                                   ----------   ------------
Total Repurchases                  (8,195,297)  $(105,120,081)
                                   ==========   ============

NOTES TO
FINANCIAL STATEMENTS

DECEMBER 31, 2003 (UNAUDITED)

     Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the six months ended December 31, 2003 and year ended June 30, 2003, 73,337 and 88,111 Class B Shares converted to Class A Shares, respectively and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                        CONTINGENT DEFERRED
                                          SALES CHARGE AS
                                      A PERCENTAGE OF DOLLAR
                                      AMOUNT SUBJECT TO CHARGE
                                      ------------------------
YEAR OF REDEMPTION                     CLASS B       CLASS C
First                                    5.00%         1.00%
Second                                   4.00%          None
Third                                    3.00%          None
Fourth                                   2.50%          None
Fifth                                    1.50%          None
Sixth and Thereafter                      None          None

     For the six months ended December 31, 2003, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $27,400 and CDSC on redeemed shares of Classes B and C of approximately $76,500. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $132,722,258 and $142,273,091, respectively.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

NOTES TO
FINANCIAL STATEMENTS

DECEMBER 31, 2003 (UNAUDITED)

     Annual fees under the Plans of up to 0.25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. The amount of distribution expenses incurred by Van Kampen and not yet reimbursed was approximately $1,551,200 and $40,700 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, any excess 12b-1 fees will be refunded to the Fund on a quarterly basis.

     Included in these fees for the six months ended December 31, 2003, are payments retained by Van Kampen of approximately $444,900 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $71,600.

6. LEGAL MATTERS

The Adviser, certain affiliates of the Adviser and certain investment companies advised by the Adviser or its affiliates, including the Fund, are named as defendants in a number of recently filed, similar class action complaints. These complaints generally allege that defendants, including the Fund, violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Adviser and certain affiliates of the Adviser allegedly offered economic incentives to brokers and others to steer investors to the funds advised by the Adviser or its affiliates rather than funds managed by other companies, and (ii) that the funds advised by the Adviser or its affiliates, including the Fund, allegedly paid excessive commissions to brokers in return for their alleged efforts to steer investors to these funds. The complaints seek, among other things, unspecified compensatory damages, rescissionary damages, fees and costs. The defendants intend to move to dismiss these actions and otherwise vigorously to defend them. While the Fund believes that it has meritorious defenses, the ultimate outcome of these matters is not presently determinable at this early stage of litigation, and no provision has been made in the Fund's financial statements for the effect, if any, of these matters.

BOARD OF DIRECTORS AND IMPORTANT ADDRESSES
VAN KAMPEN FOCUS EQUITY FUND

BOARD OF DIRECTORS

DAVID C. ARCH

J. MILES BRANAGAN

JERRY D. CHOATE

ROD DAMMEYER

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

HOWARD J KERR

MITCHELL M. MERIN*

JACK E. NELSON

RICHARD F. POWERS, III*

HUGO F. SONNENSCHEIN

WAYNE W. WHALEN* - CHAIRMAN

SUZANNE H. WOOLSEY


INVESTMENT ADVISOR

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020


DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1221 Avenue of the Americas
New York, New York 10020


SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947


CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 W. Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110


LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606


INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 N. Stetson Avenue
Chicago, Illinois 60601

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

VAN KAMPEN
PRIVACY NOTICE

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you conduct with us, our affiliates, or third parties. We may also collect information you provide when using our Web site, and text files (also known as "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

*   Includes Van Kampen Investments Inc., Van Kampen Asset Management,
    Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.


                                  Van Kampen Funds Inc.
                                  1 Parkview Plaza, P.O. Box 5555
                                  Oakbrook Terrace, IL 60181-5555
                                  www.vankampen.com

                             [VAN KAMPEN INVESTMENTS LOGO]

                             GENERATIONS OF EXPERIENCE(SM)


                                 Copyright (C) 2004 Van Kampen Funds Inc.
                                 All rights reserved.
                                 474, 574, 674    Member NASD/SIPC.
                                 MSAE SAR 2/04     13695B04-AP-2/04

VAN KAMPEN
GLOBAL EQUITY
ALLOCATION FUND

SEMIANNUAL REPORT

DECEMBER 31, 2003

[PHOTO OF MAN FISHING]

[PHOTO OF MAN/WOMAN DANCING AT WEDDING]

[PHOTO OF MAN/GIRL SAILING]

[PHOTO OF MAN/WOMAN WALKING]

ENJOY LIFE'S TRUE WEALTH

[VAN KAMPEN INVESTMENTS LOGO]

GENERATIONS OF EXPERIENCE(SM)

PRIVACY NOTICE INFORMATION ON THE BACK.

   WELCOME, SHAREHOLDER

   In this report, you'll learn about how your investment in Van Kampen Global Equity Allocation Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of December 31, 2003.

   This material must be preceded or accompanied by a prospectus for the fund being offered.

   Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the fund will achieve its investment objective. The fund is subject to market risk which is the possibility that the market values of securities owned by the fund will decline and, therefore, the value of the fund shares may be less than what you paid for them. Accordingly, you can lose money investing in this fund. Please see the prospectus for more complete information on investment risks.

     NOT FDIC INSURED    OFFER NO BANK GUARANTEE    MAY LOSE VALUE

     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY    NOT A DEPOSIT

PERFORMANCE SUMMARY

AVERAGE ANNUAL TOTAL RETURNS

                       A SHARES              B SHARES              C SHARES
                    SINCE 01/04/93        SINCE 08/01/95        SINCE 01/04/93
---------------------------------------------------------------------------------
AVERAGE ANNUAL    W/O SALES   W/SALES   W/O SALES   W/SALES   W/O SALES   W/SALES
TOTAL RETURNS      CHARGES    CHARGES    CHARGES    CHARGES    CHARGES    CHARGES
SINCE INCEPTION      7.90%      7.32%      5.88%      5.88%      7.11%      7.11%

10-YEAR              6.51       5.88         --         --       5.74       5.74

5-YEAR              -0.06      -1.23      -0.72      -0.95      -0.78      -0.78

1-YEAR              28.20      20.84      27.89      22.89      27.24      26.24

6-MONTH             18.65      11.81      18.78      13.78      18.19      17.19

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, and fund shares, when redeemed, may be worth more or less than their original cost. The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses.

As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and 1.00 percent for Class B and C shares. The since-inception return for Class B and C shares and 10-year return for Class C shares reflect their conversion into Class A shares seven and 10 years after purchase, respectively. See footnote 3 in the Notes to Financial Statements for additional information. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the fund's returns would have been lower.

MSCI World Index with net dividends measures the performance of securities with reinvested dividends on the exchanges of North America, Europe, and Asia. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment.

FUND REPORT
FOR THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2003

Van Kampen Global Equity Allocation Fund is managed by the adviser's Active International Allocation team.(1) Ann D. Thivierge, Managing Director, is a current member of the team.

MARKET OVERVIEW

The world's equity markets all posted solid gains for the six months ended December 31, 2003. Asian markets led the rally, bolstered by their growing economic ties to China and their export-based links to the United States. Japan performed especially strongly--although a bit choppy in the fourth quarter--as an improving economy and record corporate profitability provided a favorable backdrop. European bourses also posted solid gains, led by economically sensitive sectors in Germany, France and Spain. Strength in the euro (up more than 9 percent) also buoyed these markets for U.S.-dollar based investors. U.S. equities lagged the performance of overseas markets, but in absolute terms, still managed to deliver low double-digit gains.

While the rally was, in part, a continuation of the upswing that began in March, it was bolstered by significant improvement in global economic indicators. Key among these was U.S. gross domestic product growth, which clocked in at more than 8 percent in the third quarter. Accommodative fiscal and monetary policy coupled with signs of rising investment spending gave further assurance to investors that economic growth was likely to be sustained. In this environment, economically sensitive segments of the market such as technology, basic materials and industrials led their peers while more traditionally defensive sectors such as health care, consumer staples and utilities all lagged.

PERFORMANCE ANALYSIS

Van Kampen Global Equity Allocation Fund produced a solid return of 18.65 percent for the six-month period ended December 31, 2003 (Class A shares unadjusted for sales charge). The fund's benchmark, the MSCI World Index with net dividends, returned 19.79 percent for the same period.

Total return for the six-month period ended December 31, 2003

      CLASS A         CLASS B         CLASS C      MSCI WORLD INDEX WITH NET DIVIDENDS
      18.65%          18.78%          18.19%                     19.79%

The performance for the three share classes varies because each has different expenses. The fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.


(1)Team members may change at any time without notice.

The fund's sector allocations were the primary detractors from the fund's performance relative to the benchmark. Underweights in sectors that performed well during the period, such as financials and information technology, and overweights in sectors that lagged, namely health care and utilities, hurt overall performance.

On the other hand, the fund benefited from overweight allocations to the materials and industrials sectors. These cyclical sectors rallied strongly in an environment of economic growth. An allocation to some of the Asian emerging markets (including Thailand, China and India) also boosted the fund's return. In Asian developed markets, above-benchmark allocations to Japan, Hong Kong and Singapore were positive for the fund's relative performance.

Over the course of the fourth quarter, we reduced the fund's overweight position in Asia ex-Japan and added to positions in continental Europe, particularly France and Germany. This resulted largely from a trip to Germany--wherein it became clear from policy leaders (and from the Morgan Stanley Economics team on the ground) that Germany was serious about its reform package, Agenda 2010, which is intended to stimulate economic growth and job creation. The news was not yet discounted by Germany's market (the Bundesrat voted on it in October), and therefore helped propel the market up a robust 30 percent in the final three months of the year. In the fourth quarter, economic growth in Europe continued to steadily accelerate out of the first-half-2003 mild recession, and business-confidence surveys improved quite dramatically.

TOP 10 HOLDINGS AS OF 12/31/03

Exxon Mobil Corp.                        2.4%

General Electric Co.                     1.9

Citigroup, Inc.                          1.6

Pfizer, Inc.                             1.5

BP Plc                                   1.1

Siemens, AG                              1.0

Microsoft Corp.                          1.0

Vodafone Group Plc                       1.0

American International Group, Inc.       0.9

Toyota Motor Corp.                       0.9

TOP 5 INDUSTRIES AS OF 12/31/03

Integrated Oil & Gas                     8.8%

Pharmaceuticals                          8.2

Diversified Banks                        7.8

Industrial Conglomerates                 3.8

Integrated TelecommServices              3.2

TOP 5 COUNTRIES AS OF 12/31/03

United States                           48.6%

Japan                                   13.1

United Kingdom                           8.1

Germany                                  3.6

Canada                                   3.3

Subject to change daily. All percentages are as a percentage of long-term investments. Provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned or securities in the industries shown above. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

The big news in Japan this year was the apparent halving of non-performing loans (though still a bit opaque to confirm definitely) and record corporate profitability. Economic data and business surveys have improved quite nicely, but these improvements have been mostly export-led, specifically to China. Mild deflation continues (about 0.5 percent a year) and the impact of yen strength is definitely a concern for us. A recent trip to Japan did reveal the Bank of Japan is fully committed to beating deflation through both conventional means (i.e., adding liquidity to its balance sheet) and increasingly unconventional means (i.e., buying 45 percent of 2003-issued Japan bonds and continuing to buy equities from the banks as necessary). We believe this is an impressive statement, but the continued, albeit mild, deflation and strength of the yen in the face of massive intervention are indications of the difficulty of their task. The portfolio closed the period slightly overweight to Japan. In our view, Japan remains cheap and may be the big story of 2004--or it could be one more cyclical recovery--partly driven by corporate restructuring (and rising return on equity) and partly by exports from China.

THERE IS NO GUARANTEE THAT THE SECURITIES MENTIONED WILL CONTINUE TO PERFORM WELL OR BE HELD BY THE FUND IN THE FUTURE.

ANNUAL HOUSEHOLDING NOTICE

     To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

PROXY VOTING POLICIES AND PROCEDURES

     A description of the fund's policies and procedures with respect to the voting of proxies relating to the fund's portfolio securities is available without charge, upon request, by calling 1-800-847-2424. This information is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS

DECEMBER 31, 2003 (UNAUDITED)

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                                                     MARKET
DESCRIPTION                                                                           SHARES         VALUE
COMMON STOCKS  94.3%
AUSTRALIA  1.2%
Aluminum, Ltd.                                                                           47,017   $    232,588
Amcor, Ltd.                                                                              20,900        129,986
AMP, Ltd.                                                                                19,897         75,057
AMP, Ltd. (Common Stock Rights)                                                          19,897          1,228
Australia and New Zealand Banking Group, Ltd.                                             2,300         30,618
Australian Gas & Light Co., Ltd.                                                         11,877        100,428
BHP Biliton, Ltd.                                                                        74,342        682,345
Boral, Ltd.                                                                                 768          2,938
Coca-Cola Amatil, Ltd.                                                                   39,167        183,728
Coles Myer, Ltd.                                                                         23,731        135,084
Commonwealth Bank of Australia                                                            3,639         80,693
CSL, Ltd.                                                                                 2,820         37,901
CSR, Ltd.                                                                                 4,017          5,596
Foster's Brewing, Ltd.                                                                   49,122        166,439
General Property Trust                                                                    5,951         13,398
Leighton Holdings, Ltd.                                                                   7,163         63,696
Lend Lease Corp., Ltd.                                                                    1,349         10,208
Mayne Nickless, Ltd.                                                                     21,280         52,234
National Australia Bank, Ltd.                                                             4,478        100,983
News Corp., Ltd.                                                                         35,459        320,119
OneSteel, Ltd.                                                                            4,773          7,260
Orica, Ltd.                                                                               7,561         79,475
Pacific Dunlop, Ltd. (a)                                                                  5,533         26,871
PaperlinX, Ltd.                                                                           3,376         12,659
QBE Insurance Group, Ltd.                                                                 1,787         14,263
Rinker Group, Ltd. (a)                                                                    4,017         19,811
Rio Tinto, Ltd.                                                                           5,417        151,729
Santos, Ltd.                                                                              9,692         50,134
Southcorp, Ltd.                                                                          16,467         33,477
Stockland Trust Group                                                                     2,867         11,268
Suncorp-Metway, Ltd.                                                                      1,273         11,876
Tabcorp Holdings, Ltd.                                                                    8,543         72,236
Telstra Corp., Ltd.- ADR                                                                108,659        394,347
Wesfarmers, Ltd.                                                                          7,144        142,492
Westfield Trust                                                                           1,638          4,329
Westfield Trust (a)                                                                       6,863         18,396
Westpac Banking Corp., Ltd.                                                               4,058         48,857
WMC Resources, Ltd. (a)                                                                  47,017        199,310

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS

DECEMBER 31, 2003 (UNAUDITED)

                                                                                                     MARKET
DESCRIPTION                                                                           SHARES         VALUE
AUSTRALIA (CONTINUED)
Woolworths, Ltd.                                                                         29,825   $    264,990
                                                                                                  ------------
                                                                                                     3,989,047
                                                                                                  ------------
AUSTRIA  0.5%
Bank of Austria Creditanstalt AG (a)                                                      4,283        218,553
Boehler-Udderholm, AG                                                                       982         66,244
Erste Bank Der Oester Spark                                                               3,424        422,649
Flughafen Wein, AG                                                                          745         34,918
IMMOFINANZ Immobilien Anlagen (a)                                                        24,585        195,148
Oesterreichish Elektrizitaets, AG, Class A                                                  662         77,236
OMV, AG                                                                                   1,567        233,130
Rhi, AG                                                                                   1,100         20,928
Telekom Austria, AG (a)                                                                  23,084        285,030
Voestalpine, AG                                                                           2,610        106,218
Wienerberger Baustoffindustrie, AG                                                        5,222        139,353
                                                                                                  ------------
                                                                                                     1,799,407
                                                                                                  ------------
BELGIUM  0.4%
AGFA-Gevaert, NV                                                                          2,755         78,448
Bekaert, SA                                                                                 116          7,381
Dexia                                                                                    27,143        467,156
Electrabel, SA                                                                              210         65,936
Fortis, AG                                                                               28,339        569,149
KBC Bancassurance Holding (a)                                                             2,068         96,458
Solvay, SA                                                                                1,617        140,067
UCB, SA                                                                                     892         33,593
                                                                                                  ------------
                                                                                                     1,458,188
                                                                                                  ------------
BERMUDA  0.1%
Cheung Kong Infrastructure                                                               11,000         24,441
Esprit Holdings, Ltd.                                                                    18,000         59,816
Ingersoll-Rand Co., Class A                                                               3,300        224,004
Johnson Electric Holdings, Ltd.                                                          30,500         38,696
Li & Fung, Ltd.                                                                          33,000         56,532
SCMP Group, Ltd.                                                                          8,000          3,529
Weatherford International, Ltd. (a)                                                         300         10,800
Yue Yuen Industrial Hldg                                                                  9,500         26,063
                                                                                                  ------------
                                                                                                       443,881
                                                                                                  ------------
CANADA  3.1%
Abitibi-Consolidated, Inc.                                                                9,450         75,828
Agrium, Inc.                                                                              4,450         73,653
Alcan, Inc.                                                                               8,246        386,474
Ati Technologies, Inc. (a)                                                                1,700         25,638
Ballard Power Systems, Inc. (a)                                                             700          8,303
Bank of Montreal                                                                          9,900        409,835
Bank of Nova Scotia                                                                       9,300        473,509

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS

DECEMBER 31, 2003 (UNAUDITED)

                                                                                                     MARKET
DESCRIPTION                                                                           SHARES         VALUE
CANADA (CONTINUED)
Barrick Gold Corp. (a)                                                                    6,500   $    147,417
BCE, Inc.                                                                                 9,400        210,206
Biovail Corp. (a)                                                                         4,100         88,545
Bombardier, Inc., Class B                                                                25,400        107,508
Brascan Corp., Class A                                                                    2,800         86,079
C.I.Fund Management, Inc.                                                                 9,500        103,207
CAE, Inc.                                                                                 3,000         13,603
Cameco Corp.                                                                              1,300         75,192
Canadian Imperial Bank of Commerce                                                        7,600        376,369
Canadian Natural Resources, Ltd.                                                          8,000        404,658
Canadian Pacific Railway, Ltd.                                                            4,650        131,618
Canadian Tire Corp., Class A                                                              2,100         64,104
Celestica, Inc. (a)                                                                       5,500         83,244
Cognos, Inc. (a)                                                                            900         27,585
CP Ships, Ltd.                                                                            2,025         42,150
Dofasco, Inc.                                                                             3,600        100,366
Domtar, Inc.                                                                             12,400        155,918
Enbridge, Inc.                                                                            4,100        170,364
EnCana Corp.                                                                             19,716        778,052
Fairfax Financial Holdings, Ltd.                                                            100         17,496
Fairmont Hotels & Resorts, Inc.                                                           2,225         60,706
Four Seasons Hotels, Inc.                                                                   800         41,060
George Weston, Ltd.                                                                       3,400        272,847
Goldcorp, Inc.                                                                              200          3,191
Hudson's Bay Co.                                                                            700          6,283
Husky Energy, Inc.                                                                        6,800        123,493
Imperial Oil, Ltd.                                                                        7,800        347,223
Inco, Ltd. (a)                                                                            7,750        309,736
Investors Group, Inc.                                                                       775         18,620
Kinross Gold Corp.                                                                          700          5,590
Magna International, Inc., Class A                                                        3,200        257,614
Manulife Financial Corp.                                                                  9,100        294,684
MDS, Inc., Class B                                                                        9,300        143,780
MI Devolpments, Inc., Class A (a)                                                         1,650         46,027
National Bank of Canada                                                                   2,400         80,115
Nexen, Inc.                                                                               9,500        344,907
Noranda, Inc.                                                                            11,550        183,660
Nortel Networks Corp. (a)                                                                41,364        175,717
Penn West Petroleum, Ltd. (a)                                                             3,200        119,274
Petro-Canada                                                                              8,000        395,620
Placer Dome, Inc.                                                                         5,300         95,021
Potash Corp. of Saskatchewan, Inc.                                                        1,900        164,999
Power Corp. of Canada                                                                     5,800        217,217
Precision Drilling Corp. (a)                                                              2,300        100,998

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS

DECEMBER 31, 2003 (UNAUDITED)

                                                                                                     MARKET
DESCRIPTION                                                                           SHARES         VALUE
CANADA (CONTINUED)
Rogers Communication, Inc., Class B                                                       7,300   $    120,542
Royal Bank of Canada                                                                     11,400        545,146
Shell Canada, Ltd.                                                                        2,400        113,746
Sun Life Financial, Inc.                                                                  7,500        187,449
Suncor Energy, Inc.                                                                      16,100        404,883
Talisman Energy, Inc.                                                                     6,600        375,465
Teck Cominco, Ltd.                                                                        5,893         99,999
Thomson Corp. (The)                                                                       6,000        218,579
TransAlta Corp.                                                                           3,500         50,184
TransCanada Corp.                                                                         8,444        182,163
                                                                                                  ------------
                                                                                                    10,743,459
                                                                                                  ------------
CAYMAN ISLANDS  0.4%
ACE, Ltd.                                                                                 6,100        252,662
ASM Pacific Technology, Ltd.                                                              1,000          4,366
GlobalSantaFe Corp.                                                                       4,998        124,100
Transocean, Inc. (a)                                                                      9,000        216,090
XL Capital, Ltd.                                                                          8,200        635,910
                                                                                                  ------------
                                                                                                     1,233,128
                                                                                                  ------------
CHINA  1.5%
Aluminum Corp. of China, Ltd.                                                           398,000        302,457
Beijing Capital International                                                           194,000         66,218
Beijing Datang Power Gen. Co.                                                           208,000        148,691
China Eastern Airlines Corp., Ltd.                                                      226,000         38,716
China Petroleum & Chemical Corp.                                                      2,428,000      1,086,756
China Shipping Development Co., Ltd.                                                    188,000        138,026
China Telecom Corp., Ltd. (a)                                                         1,162,000        475,202
Guangshen Railway Co., Ltd.                                                             208,000         58,941
Huaneng Power International, Inc.                                                       222,000        384,595
Jiangsu Express                                                                         176,000         94,078
Jiangxi Copper Co., Ltd.                                                                167,000         91,418
PetroChina Co., Ltd.                                                                  2,544,000      1,458,161
Qingling Motors Co.                                                                     180,000         35,473
Sinopec Shangai Petrochemical                                                           338,000        150,198
Sinopec Yizheng Chemical Fibre                                                          202,000         50,996
Sinotrans, Ltd.                                                                         259,000        116,761
Tsingtao Brewery Co., Ltd.                                                               58,000         67,983
Yanzhou Coal Minining Co., Ltd.                                                         148,000        149,644
Zhejiang Expressway Co., Ltd.                                                           207,000        145,310
                                                                                                  ------------
                                                                                                     5,059,624
                                                                                                  ------------
DENMARK  0.2%
Danske Bank A/S                                                                          24,951        584,703
Group 4 Falck A/S                                                                           700         14,331
ISS A/S                                                                                     400         19,695

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS

DECEMBER 31, 2003 (UNAUDITED)

                                                                                                     MARKET
DESCRIPTION                                                                           SHARES         VALUE
DENMARK (CONTINUED)
Novo-Nordisk A/S                                                                          2,700   $    109,869
Novozymes A/S                                                                               631         23,008
Vestas Wind Systems A/S                                                                     700         11,370
                                                                                                  ------------
                                                                                                       762,976
                                                                                                  ------------
FINLAND  0.5%
Fortum Oyj                                                                                7,197         74,175
Kone Oyj, Class B                                                                         2,173        124,573
Metso Oyj                                                                                11,450        139,648
Nokia Oyj                                                                                26,676        460,799
Outokumpu Oyj                                                                             5,756         78,107
Sampo Oyj, Class A                                                                        8,129         83,986
Stora Enso Oyj                                                                           19,950        268,453
UPM-Kymmene Oyj                                                                          14,971        285,204
Uponor Oyj                                                                                  413         13,009
Wartsila Oyj                                                                              2,386         45,695
                                                                                                  ------------
                                                                                                     1,573,649
                                                                                                  ------------
FRANCE  2.6%
Accor, SA                                                                                 3,280        148,362
Air France                                                                                1,596         24,432
Air Liquide                                                                               2,341        412,936
Alcatel, SA (a)                                                                           8,212        105,640
Alstom (a)                                                                                  922          1,452
Aventis, SA                                                                              11,251        742,807
Axa                                                                                      18,811        402,205
BNP Paribas, SA                                                                           9,730        611,985
Bouygues, SA                                                                              5,249        183,326
Business Objects, SA (a)                                                                    232          8,082
Cap, Gemini SA (a)                                                                        2,281        101,192
Carrefour, SA                                                                             1,752         96,067
Casino Guichard                                                                             172         16,708
CNP Assurances                                                                              954         49,618
Compagnie de Saint-Gobain                                                                 5,172        252,904
Credit Agricole, SA                                                                       1,475         35,180
Dassault Systemes, SA                                                                       290         13,212
Essilor International, SA                                                                   392         20,250
France Telecom, SA (a)                                                                   16,231        463,403
Hermes International                                                                         86         16,622
Imerys, SA                                                                                  204         42,898
Lafarge, SA                                                                               3,499        311,245
Lagardere SCA                                                                             2,130        122,833
LVMH Moet-Hennessy Louis Vuitton                                                          2,528        183,783
Michelin (C.G.D.E.)                                                                       2,097         96,120
Peugeot, SA                                                                               2,909        148,074

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS

DECEMBER 31, 2003 (UNAUDITED)

                                                                                                     MARKET
DESCRIPTION                                                                           SHARES         VALUE
FRANCE (CONTINUED)
Publicis Groupe                                                                           1,658   $     53,687
Renault, SA                                                                               2,636        181,671
Sagem, SA                                                                                   107         11,453
Sanofi-Synthelabo, SA                                                                     5,824        438,076
Schneider Electric, SA                                                                    2,894        189,243
Societe BIC, SA                                                                           1,486         68,601
Societe Generale                                                                          3,814        336,382
Societe Television Francaise                                                              2,003         69,855
Sodexho Alliance, SA                                                                      1,743         52,509
Suez, SA                                                                                  8,767        175,963
Thales, SA                                                                                1,690         56,746
Total, SA, Class B                                                                       12,498      2,321,087
Valeo, SA                                                                                 1,112         44,484
Veolia Environnement                                                                        517         13,875
Vinci, SA                                                                                   679         56,164
Vivendi Universal, SA (a)                                                                15,454        375,211
Wanadoo (a)                                                                               5,243         42,938
Zodiac, SA                                                                                  188          5,510
                                                                                                  ------------
                                                                                                     9,104,791
                                                                                                  ------------
GERMANY  3.4%
Adidas-Salomon, AG                                                                          158         17,976
Allianz, AG                                                                               4,724        595,677
Altana, AG                                                                                  300         18,011
BASF, AG                                                                                 13,985        785,518
Bayer, AG                                                                                16,675        487,845
Bayerische Hypo-und Vereinsbank, AG (a)                                                  23,504        543,118
Commerzbank, AG (a)                                                                      24,443        478,893
Continental, AG                                                                           1,950         73,879
DaimlerChrysler, AG                                                                      13,435        626,315
Deutsche Bank, AG                                                                        11,699        968,429
Deutsche Boerse, AG                                                                       5,573        304,391
Deutsche Lufthansa, AG                                                                   23,079        385,289
Deutsche Post, AG                                                                        15,466        318,603
Deutsche Telekom, AG (a)                                                                 38,827        709,831
E.ON, AG                                                                                  9,100        593,228
HeidelbergCement, AG (a)                                                                  1,076         45,430
Linde, AG                                                                                 2,331        125,408
MAN, AG                                                                                   1,255         38,029
Munchener Ruckversicherungs                                                               1,526        184,808
Puma, AG                                                                                    166         29,281
RWE, AG                                                                                   4,800        189,718
SAP, AG                                                                                   1,750        293,584
Schering, AG                                                                              1,650         83,469

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS

DECEMBER 31, 2003 (UNAUDITED)

                                                                                                     MARKET
DESCRIPTION                                                                           SHARES         VALUE
GERMANY (CONTINUED)
Siemens, AG                                                                              41,059   $  3,285,001
ThyssenKrupp, AG                                                                          7,889        155,756
TUI, AG                                                                                   2,150         44,778
Volkswagen, AG                                                                            3,521        195,862
                                                                                                  ------------
                                                                                                    11,578,127
                                                                                                  ------------
GREECE  0.1%
Alpha Bank A.E                                                                              500         15,094
National Bank of Greece, SA                                                               5,216        136,038
Titan Cement Co., SA                                                                        600         24,569
                                                                                                  ------------
                                                                                                       175,701
                                                                                                  ------------
HONG KONG  0.7%
Bank of East Asia                                                                        28,768         88,189
BOC Hong Kong Holdings, Ltd.                                                             54,500        102,489
Cathay Pacific Airways, Ltd.                                                             21,000         39,897
Cheung Kong Holdings, Ltd.                                                               31,000        245,564
China Southern Airlines Co., Ltd. (a)                                                   170,000         72,806
CLP Holdings, Ltd.                                                                       36,400        173,004
Hang Lung Properties, Ltd.                                                               25,000         32,040
Hang Seng Bank, Ltd.                                                                     14,500        190,501
Henderson Land Development Co., Ltd.                                                     14,000         61,852
Hong Kong & China Gas Co., Ltd.                                                          79,210        120,900
Hong Kong Electric Holdings, Ltd.                                                        28,500        112,697
Hong Kong Exchanges & Clearing, Ltd.                                                     21,000         45,442
Hopewell Holdings                                                                         7,000         10,684
Hutchison Whampoa, Ltd.                                                                  45,000        330,382
Hysan Development Co., Ltd.                                                               5,000          7,728
MTR Corp., Ltd.                                                                          28,205         37,237
New World Development Co., Ltd. (a)                                                      28,531         22,968
Pacific Century CyberWorks, Ltd. (a)                                                     64,400         41,890
Shandong International Power                                                            357,000        149,445
Shangri-La Asia, Ltd.                                                                    26,453         24,533
Sino Land Co., Ltd.                                                                      21,094         12,022
Sun Hung Kai Properties, Ltd.                                                            27,000        222,573
Swire Pacific Ltd., Class A                                                              19,500        120,058
Techtronic Industries Co.                                                                10,000         27,693
Television Broadcasts, Ltd.                                                               3,000         15,147
Travelsky Technology, Ltd. (a)                                                           45,000         48,108
Wharf Holdings, Ltd.                                                                     25,000         69,232
                                                                                                  ------------
                                                                                                     2,425,081
                                                                                                  ------------
INDIA  1.0%
Bajaj Auto, Ltd.                                                                          3,400         84,989
Dr. Reddy's Labratories, Ltd.                                                             4,800        150,651
Gail India, Ltd.                                                                         19,600        112,151

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2003 (UNAUDITED)

                                                                                                     MARKET
DESCRIPTION                                                                           SHARES         VALUE
INDIA (CONTINUED)
Grasim Industries, Ltd.                                                                   2,000   $     44,130
HDFC Bank, Ltd.                                                                           9,500         76,553
Hero Honda Motors, Ltd.                                                                   7,300         72,013
Hindalco Industries, Ltd.                                                                 4,800        148,568
Hindustan Lever, Ltd.                                                                    63,500        285,680
Hindustan Petroleum Corp., Ltd.                                                           9,000         86,538
Housing Development Finance Corp., Ltd.                                                  12,900        182,684
ICICI Bank, Ltd.                                                                         30,400        197,567
I-Flex Solutions, Ltd.                                                                    2,100         39,012
Infosys Technologies, Ltd.                                                                3,000        366,837
ITC, Ltd.                                                                                 6,800        147,142
Larsen & Toubro, Ltd.                                                                    19,500        226,007
Mahanagar Telephone Nigam, Ltd.                                                           7,000         21,185
Maruti Udyog, Ltd.                                                                        4,100         33,908
Ranbaxy Laboratories, Ltd.                                                                6,800        164,127
Reliance Industries, Ltd.                                                                43,800        551,591
Satyam Computer Services, Ltd.                                                           15,900        128,371
Tata Iron & Steel Co., Ltd.                                                              13,400        130,775
Tata Motors, Ltd.                                                                        10,000         99,407
Wipro, Ltd.                                                                               1,700         64,921
                                                                                                  ------------
                                                                                                     3,414,807
                                                                                                  ------------
IRELAND  0.1%
Allied Irish Banks Plc                                                                    4,950         79,207
Bank of Ireland                                                                           4,633         63,043
CRH Plc                                                                                   5,605        114,758
DCC Plc                                                                                      73            993
DCC Plc                                                                                     527          7,238
Grafton Group Plc                                                                         1,400          9,613
Independent News & Media Plc                                                              6,900         15,996
Irish Life & Permanent Plc                                                                2,400         38,252
                                                                                                  ------------
                                                                                                       329,100
                                                                                                  ------------
JAPAN  12.3%
Advantest Corp.                                                                             900         71,405
Aeon Co., Ltd.                                                                            2,500         83,773
Ajinomoto Co., Inc.                                                                      16,800        193,349
Alps Electric Co., Ltd.                                                                   4,000         58,543
Amada Co., Ltd.                                                                           7,000         36,459
Asahi Breweries, Ltd.                                                                     9,600         87,546
Asahi Glass Co., Ltd.                                                                    30,600        251,346
Asahi Kasei Corp.                                                                        36,400        197,739
Asatsu-DK, Inc.                                                                           1,200         30,914
BELLSYSTEM24, Inc.                                                                           60         12,265
Benesse Corp.                                                                             1,100         26,849

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS

DECEMBER 31, 2003 (UNAUDITED)

                                                                                                     MARKET
DESCRIPTION                                                                           SHARES         VALUE
JAPAN (CONTINUED)
Bridgestone Corp.                                                                        28,000   $    376,609
Canon, Inc.                                                                              17,800        829,066
Casio Computer Co., Ltd.                                                                 10,000        105,848
Central Japan Railway Co.                                                                    55        475,382
Chubu Electric Power Co., Inc.                                                            6,800        141,858
Chugai Pharmaceutical Co., Ltd.                                                          12,300        176,920
Citizen Watch Co., Ltd.                                                                   6,000         55,164
CSK Corp.                                                                                 1,700         61,408
Dai Nippon Printing Co., Ltd.                                                            10,800        151,715
Daicel Chemical Industries, Ltd.                                                          5,000         20,628
Daiichi Pharmaceutical Co., Ltd.                                                         11,600        209,078
Daikin Industries, Ltd.                                                                   5,800        133,990
Dainippon Ink & Chemicals                                                                16,000         30,466
Daito Trust Construction Co.                                                              3,200         94,983
Daiwa House Industry Co., Ltd.                                                           14,800        157,484
Daiwa Securities Co., Ltd.                                                              117,000        796,126
Denki Kagaku Kogyo KK                                                                    17,000         54,744
Denso Corp.                                                                              22,800        449,041
East Japan Railway Co.                                                                      126        593,924
Ebara Corp.                                                                               6,800         29,578
Eisai Co., Ltd.                                                                          10,900        294,031
Fanuc, Ltd.                                                                               5,100        305,614
Fast Retailing Co., Ltd.                                                                    300         18,229
Fuji Photo Film Co., Ltd.                                                                13,000        419,844
Fuji Television Network, Inc.                                                                 9         48,724
Fujikura, Ltd.                                                                            6,000         35,395
Fujisawa Pharmaceutical Co., Ltd.                                                         8,700        185,556
Fujitsu, Ltd. (a)                                                                        36,600        215,907
Furukawa Electric Co., Ltd.                                                              13,800         45,856
Hankyu Department Stores                                                                  2,000         13,404
Hirose Electric Co., Ltd.                                                                   700         80,366
Hitachi, Ltd.                                                                            64,000        385,906
Honda Motor Co., Ltd.                                                                    35,252      1,566,244
Hoya Corp.                                                                                2,400        220,432
Isetan Co., Ltd.                                                                          3,600         39,651
Ishihara Sangyo Kaisha, Ltd.                                                              6,000         11,985
Ishikawajima-Harima Heavy Industries Co., Ltd.                                           28,000         39,987
Itochu Corp.                                                                             35,000        115,648
Ito-Yokado Co., Ltd.                                                                      4,000        125,823
Japan Airlines System Corp. (a)                                                          28,000         73,963
Japan Tobacco, Inc.                                                                          17        124,562
JFE Holdings, Inc.                                                                       13,400        365,847
JGC Corp.                                                                                 6,000         62,613
JSR Corp.                                                                                 6,000        134,130

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS

DECEMBER 31, 2003 (UNAUDITED)

                                                                                                     MARKET
DESCRIPTION                                                                           SHARES         VALUE
JAPAN (CONTINUED)
Kajima Corp.                                                                             30,600   $     99,396
Kaken Pharmaceutical Co., Ltd.                                                            2,000         10,043
Kaneka Corp.                                                                              6,000         44,803
Kansai Electric Power Co., Inc.                                                          24,300        425,962
Kao Corp.                                                                                14,800        301,153
Kawasaki Heavy Industries, Ltd.                                                          21,000         25,874
Kawasaki Kisen Kaisha, Ltd.                                                               3,000         14,925
Keihin Electric Express Railway Co., Ltd.                                                13,000         76,324
Keio Electric Railway Co., Ltd.                                                           6,000         31,194
Keyence Corp.                                                                               600        126,513
Kikkoman                                                                                  4,000         28,450
Kinki Nippon Railway Co., Ltd.                                                           44,600        134,048
Kirin Brewery Co., Ltd.                                                                  22,600        192,807
Kokuyo Co., Ltd.                                                                            900          9,787
Komatsu, Ltd.                                                                            27,600        175,181
Konami Co., Ltd.                                                                          2,700         78,630
Konica Corp.                                                                              4,500         60,526
Koyo Seiko Co., Ltd.                                                                      2,000         20,554
Kubota Corp.                                                                             37,400        154,299
Kuraray Co., Ltd.                                                                        11,000         92,817
Kurita Water Industries, Ltd.                                                             1,700         20,517
Kyocera Corp.                                                                             3,600        239,922
Kyowa Hakko Kogyo Co., Ltd.                                                              16,800        106,945
Kyushu Electric Power                                                                     4,400         75,691
Lawson, Inc.                                                                                200          6,832
Mabuchi Motor Co., Ltd.                                                                     700         53,904
Marubeni Corp.                                                                           36,200         69,268
Marui Co., Ltd.                                                                          10,400        131,050
Matsushita Electric Industrial Co., Ltd.                                                 59,400        821,681
Matsushita Electric Works                                                                 5,000         44,943
Meiji Seika Kaisha, Ltd.                                                                  6,000         24,194
Meitec Corp.                                                                                800         30,765
Millea Holdings, Inc.                                                                        41        535,773
Minebea Co., Ltd.                                                                        11,000         55,855
Mitsubishi Chemical Corp.                                                                50,000        130,210
Mitsubishi Corp.                                                                         33,000        349,914
Mitsubishi Electric Corp. (a)                                                            55,400        230,112
Mitsubishi Estate Co., Ltd.                                                              29,000        275,017
Mitsubishi Heavy Industries, Ltd.                                                        90,000        250,338
Mitsubishi Logistcs Corp.                                                                 2,000         16,633
Mitsubishi Rayon Co., Ltd.                                                               12,000         45,027
Mitsubishi Tokyo Financial Group, Inc.                                                      132      1,030,028
Mitsui O.S.K. Lines, Ltd.                                                                 5,000         24,408
Mitsui & Co., Ltd.                                                                       40,200        323,821

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS

DECEMBER 31, 2003 (UNAUDITED)

                                                                                                     MARKET
DESCRIPTION                                                                           SHARES         VALUE
JAPAN (CONTINUED)
Mitsui Chemicals, Inc.                                                                   17,000   $     99,174
Mitsui Fudosan Co., Ltd.                                                                 19,000        171,671
Mitsui Mining & Smelting Co., Ltd.                                                       12,000         49,844
Mitsui Sumitomo Insurance Co., Ltd.                                                      75,000        616,045
Mitsui Trust Holdings, Inc.                                                              49,519        276,865
Murata Manufacturing Co., Inc.                                                            5,100        275,624
Namco, Ltd.                                                                                 200          5,544
NEC Corp.                                                                                32,600        240,084
NGK Insulators, Ltd.                                                                      9,800         73,179
NGK Spark Plug Co., Ltd.                                                                  5,000         40,556
Nidec Corp.                                                                                 800         76,390
Nikko Cordial Corp.                                                                      44,000        245,186
Nikon Corp.                                                                               4,000         60,335
Nintendo Co., Ltd.                                                                        3,000        280,021
Nippon Express Co., Ltd.                                                                 25,000        118,075
Nippon Meat Packers, Inc.                                                                 5,800         56,736
Nippon Mining Holdings, Inc.                                                              9,000         31,418
Nippon Oil Corp.                                                                         41,600        212,009
Nippon Sheet Glass Co., Ltd.                                                             10,000         29,215
Nippon Steel Corp.                                                                      180,000        386,428
Nippon Telegraph & Telephone Corp.--ADR                                                     199        960,312
Nippon Unipac Holding                                                                        26        134,205
Nippon Yusen Kabushiki Kaisha                                                            32,400        146,675
Nissan Motor Co., Ltd.                                                                  101,700      1,161,906
Nisshin Seifun Group, Inc.                                                                5,000         44,523
Nisshinbo Industries, Inc.                                                                5,000         27,862
Nissin Food Products Co., Ltd.                                                            1,800         44,859
Nitto Denko Corp.                                                                         4,600        244,738
Nomura Holdings, Inc.                                                                    66,000      1,124,282
NSK, Ltd.                                                                                20,000         72,992
NTN Corp.                                                                                12,000         57,236
NTT Data Corp.                                                                               39        147,431
NTT Docomo, Inc.                                                                            265        601,064
Obayashi Corp.                                                                           17,000         76,007
OJI Paper Co., Ltd.                                                                      28,600        184,731
Oki Electric Industry Co., Ltd. (a)                                                      13,000         50,842
Olympus Optical Co., Ltd.                                                                 6,000        130,210
Omron Corp.                                                                               5,200        105,568
Onward Kashiyama Co., Ltd.                                                                6,000         72,805
Oracle Corp. Japan                                                                        1,700         88,066
Oriental Land Co., Ltd.                                                                   1,900        117,226
Osaka Gas Co.                                                                            63,200        171,074
Pioneer Electronic Corp.                                                                  4,250        117,422
Ricoh Co., Ltd.                                                                          13,000        256,639

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS

DECEMBER 31, 2003 (UNAUDITED)

                                                                                                     MARKET
DESCRIPTION                                                                           SHARES         VALUE
JAPAN (CONTINUED)
Rohm Co., Ltd.                                                                            1,400   $    164,129
Sanden Corp.                                                                              1,000          6,160
Sankyo Co., Ltd.                                                                         18,900        355,472
Sanyo Electric Co., Ltd.                                                                 47,400        247,762
Secom Co., Ltd.                                                                           2,800        104,541
Sekisui Chemical Co., Ltd.                                                               11,000         56,060
Sekisui House, Ltd.                                                                      18,800        194,256
Seven-Eleven Japan Co., Ltd.                                                              2,000         60,671
Sharp Corp.                                                                              27,600        435,634
Shimamura Co., Ltd.                                                                         600         40,771
Shimano, Inc.                                                                             2,800         58,020
Shimizu Corp.                                                                            23,800         90,637
Shin-Etsu Chemical Co., Ltd.                                                              9,798        400,572
Shionogi & Co., Ltd.                                                                     14,000        260,830
Shiseido Co., Ltd.                                                                       12,000        145,947
Showa Denko K.K. (a)                                                                      5,000         11,247
Showa Shell Sekiyu K.K.                                                                   5,300         43,089
Skylark Co., Ltd.                                                                         2,100         34,695
SMC Corp.                                                                                 1,700        211,677
Softbank Corp.                                                                            8,800        269,417
Sompo Japan Insurance, Inc.                                                              28,000        230,252
Sony Corp.                                                                               22,597        782,516
Stanley Electric Co., Ltd.                                                                3,600         69,725
Sumitomo Chemical Co., Ltd.                                                              38,200        157,599
Sumitomo Corp.                                                                           22,400        167,057
Sumitomo Electric Industries, Ltd.                                                       16,800        150,225
Sumitomo Metal Industries, Ltd.                                                          17,000         16,820
Sumitomo Metal Mining Co.                                                                13,000         96,467
Sumitomo Osaka Cement Co., Ltd.                                                           1,000          1,960
Sumitomo Realty & Development                                                             2,000         17,623
Sumitomo Trust & Banking Co., Ltd.                                                       51,000        299,902
Taiheiyo Cement Corp. (a)                                                                 5,000         14,141
Taisei Corp.                                                                              6,000         21,954
Taisho Pharmaceutical Co.                                                                12,000        214,608
Taiyo Yuden Co., Ltd.                                                                     2,000         26,154
Takara Holdings, Inc.                                                                     4,000         37,485
Takashimaya Co., Ltd.                                                                     6,000         42,843
Takeda Chemical Industries, Ltd.                                                         39,600      1,570,915
Takuma Co., Ltd.                                                                          2,000         10,921
TDK Corp.                                                                                 2,500        180,147
Teijin, Ltd.                                                                             24,600         72,329
Teikoku Oil Co., Ltd.                                                                     6,000         30,186
Terumo Corp.                                                                              5,400        102,572
THK Co., Ltd.                                                                               600         12,209

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS

DECEMBER 31, 2003 (UNAUDITED)

                                                                                                     MARKET
DESCRIPTION                                                                           SHARES         VALUE
JAPAN (CONTINUED)
TIS, Inc.                                                                                   852   $     28,788
Tobu Railway Co., Ltd.                                                                   24,800         88,658
Toho Co., Ltd.                                                                            3,100         39,468
Tohoku Electric Power Co., Ltd.                                                          13,100        217,284
Tokyo Broadcasting System, Inc.                                                           1,700         27,086
Tokyo Electric Power Co., Inc.                                                           34,200        750,175
Tokyo Electron, Ltd.                                                                      2,000        151,958
Tokyo Gas Co., Ltd.                                                                      71,200        253,870
Tokyu Corp.                                                                              30,800        158,118
TonenGeneral Sekiyu K.K.                                                                  4,000         33,117
Toppan Printing Co., Ltd.                                                                 9,800        101,993
Toray Industries, Inc.                                                                   35,500        148,448
Toshiba Corp.                                                                            67,000        253,904
Tosoh Corp.                                                                              19,000         63,490
Tostem Inax Holding Corp.                                                                 6,000        115,928
Toto, Ltd.                                                                               11,800        100,008
Toyo Seikan Kaisha, Ltd.                                                                  6,000         83,894
Toyobo, Ltd.                                                                              2,000          4,368
Toyoda Gosei Co., Ltd.                                                                      600         17,305
Toyota Industries Corp.                                                                   3,450         73,260
Toyota Motor Corp.                                                                       87,200      2,946,413
Trend Micro, Inc. (a)                                                                     2,000         53,671
UFJ Holdings, Inc.                                                                          141        677,790
Uni-Charm Corp. (First Section)                                                           1,300         63,947
UNY Co., Ltd.                                                                             1,000         10,267
Ushio, Inc.                                                                               1,000         16,605
Wacoal Corp.                                                                              2,000         16,484
West Japan Railway Co.                                                                       12         47,155
World Co., Ltd.                                                                           1,000         31,829
Yakult Honsha Co., Ltd.                                                                   4,000         62,538
Yamada Denki Co., Ltd.                                                                      300         10,081
Yamaha Corp.                                                                              4,400         86,452
Yamaha Motor Co., Ltd.                                                                    2,000         21,823
Yamanouchi Pharmaceutical Co., Ltd.                                                      16,100        500,425
Yamato Transport Co., Ltd.                                                               10,000        117,795
Yamazaki Baking Co., Ltd.                                                                 4,000         33,192
Yokogawa Electric Corp.                                                                   2,000         28,898
                                                                                                  ------------
                                                                                                    42,357,807
                                                                                                  ------------
LUXEMBOURG  0.1%
Arcelor                                                                                   6,804        118,475
Arcelor                                                                                   3,701         64,584
                                                                                                  ------------
                                                                                                       183,059
                                                                                                  ------------

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS

DECEMBER 31, 2003 (UNAUDITED)

                                                                                                     MARKET
DESCRIPTION                                                                           SHARES         VALUE
MALAYSIA  0.0%
Media Prima Bhd                                                                               1   $          0
                                                                                                  ------------
NETHERLANDS  2.1%
ABN Amro Holdings, NV                                                                    29,189        682,208
Aegon, NV                                                                                32,289        477,206
Akzo Nobel, NV                                                                            5,796        223,462
DSM, NV                                                                                   1,236         60,781
Euronext, NV                                                                              2,234         56,492
European Aeronautic Defence and Space Co.                                                 4,653        110,509
Hagemeyer, NV                                                                             2,707          6,105
Heineken, NV                                                                              8,116        308,716
ING Groep, NV                                                                            22,679        528,341
Koninklijke (Royal) Philips Electronics, NV                                              29,320        855,201
Reed Elsevier, NV                                                                         9,598        119,116
Royal Dutch Petroleum Co.                                                                43,520      2,292,021
Royal KPN, NV (a)                                                                        35,421        273,128
TPG, NV                                                                                  13,265        310,365
Unilever, NV CVA                                                                          9,291        606,966
Vedior, NV CVA                                                                            2,032         31,747
VNU, NV                                                                                   3,787        119,524
Wolters Kluwer, NV                                                                        4,605         71,946
                                                                                                  ------------
                                                                                                     7,133,834
                                                                                                  ------------
NEW ZEALAND  0.0%
Carter Holt Harvey, Ltd.                                                                 20,786         25,604
                                                                                                  ------------
NORWAY  0.1%
DnB Holding, ASA                                                                          9,058         60,330
Norsk Hydro, ASA                                                                          4,621        284,567
Norske Skogsindustrier AS, Class A                                                        2,500         47,630
Statoil, ASA                                                                              3,400         38,126
Tandberg, ASA (a)                                                                           400          2,940
Tomra Systems, ASA                                                                        2,499         15,033
                                                                                                  ------------
                                                                                                       448,626
                                                                                                  ------------
PORTUGAL  0.0%
Portugal Telecom SGPS, SA                                                                14,113        141,898
PT Multimedia-Servicos de Telecomunicacoes (a)                                              602         11,681
                                                                                                  ------------
                                                                                                       153,579
                                                                                                  ------------
RUSSIA  1.2%
AO Mosenergo--ADR                                                                        24,900        164,340
AO VimpelCom--ADR                                                                         1,600        117,600
LUKOIL--ADR                                                                               7,900        734,700
MMC Norilsk Nickel--ADR                                                                  10,900        710,135
OAO Gazprom--ADR                                                                          4,900        125,930

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS

DECEMBER 31, 2003 (UNAUDITED)

                                                                                                     MARKET
DESCRIPTION                                                                           SHARES         VALUE
RUSSIA (CONTINUED)
Rostelecom--ADR                                                                           6,822   $     85,411
Surgutneftegaz--ADR                                                                      21,100        614,010
Unified Energy System--ADR                                                               40,800      1,148,520
YUKOS--ADR (a)                                                                            8,872        377,947
                                                                                                  ------------
                                                                                                     4,078,593
                                                                                                  ------------
SINGAPORE  0.3%
City Developments, Ltd.                                                                   6,968         24,823
ComfortDelgro Corp., Ltd.                                                                32,622         15,655
Creative Technology, Ltd.                                                                   700          7,378
DBS Group Holdings, Ltd.                                                                 19,574        169,427
Oversea-Chinese Banking Corp., Ltd.                                                      17,202        122,560
Overseas Union Enterprise, Ltd.                                                           4,481         18,338
Sembcorp Industries, Ltd.                                                                30,520         22,643
Singapore Exchange, Ltd.                                                                 30,796         30,645
Singapore Press Holdings, Ltd.                                                            9,000        100,159
Singapore Technology Engineering, Ltd.                                                   58,367         70,111
Singapore Telecommunications, Ltd.                                                      151,373        174,699
United Overseas Bank, Ltd.                                                               17,960        139,594
United Overseas Land, Ltd.                                                               21,260         24,035
Venture Corp., Ltd.                                                                       3,444         40,558
                                                                                                  ------------
                                                                                                       960,625
                                                                                                  ------------
SPAIN  3.0%
Acciona, SA                                                                                 589         35,807
Acerinox, SA                                                                              2,380        112,091
ACS Actividades Cons y Serv                                                              11,849        577,770
Aguas de Barcelona, SA                                                                    8,459        126,083
Altadis, SA                                                                              15,596        442,129
Amadeus Global Travel Distribution, SA, Class A                                          20,508        133,071
Antena 3 Television, SA (a)                                                                 483         21,263
Autopistas Concesionaria Espanola, SA                                                    20,856        315,068
Banco Bilbao Vizcaya, SA (a)                                                             69,329        956,495
Banco Popular Espanol                                                                     2,138        127,416
Banco Santander Central Hispano, SA (a)                                                  98,556      1,166,010
Endesa, SA                                                                               26,722        513,443
Fomento de Construcciones y Contratas, SA                                                 9,691        357,026
Gas Natural SDG, SA                                                                      56,251      1,314,703
Grupo Ferrovial, SA                                                                       1,191         41,687
Iberdrola, SA                                                                            23,137        456,804
Iberia Lineas Aereas de Espana                                                           52,661        151,279
Indra Sistemas, SA                                                                        1,128         14,454
Repsol YPF, SA                                                                           51,505      1,003,257
Telefonica, SA                                                                          142,907      2,095,849
Union Fenosa, SA                                                                          5,967        111,945

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS

DECEMBER 31, 2003 (UNAUDITED)

                                                                                                     MARKET
DESCRIPTION                                                                           SHARES         VALUE
SPAIN (CONTINUED)
Vallehermoso, SA                                                                         11,571   $    174,947
                                                                                                  ------------
                                                                                                    10,248,597
                                                                                                  ------------
SWEDEN  1.5%
Alfa Laval AB                                                                               400          6,089
Assa Abloy AB                                                                             5,464         64,950
Atlas Copco AB, Class A                                                                   7,134        255,395
Atlas Copco AB, Class B                                                                   4,013        130,832
Electrolux AB, Class B                                                                   15,900        349,266
Eniro AB                                                                                  2,800         26,860
Ericsson Telefon LM, Ser B (a)                                                           89,706        160,884
Hennes & Mauritz AB, Class B                                                             28,300        672,798
Holmen AB-B Shares                                                                        1,700         60,387
Modern Times Group AB (a)                                                                   900         18,956
Nordea AB                                                                                85,213        639,737
Sandvik AB                                                                               14,590        503,047
SAS AB                                                                                    1,500         14,181
Securitas AB, Class B                                                                    14,000        188,800
Skandia Forsakrings AB                                                                   28,991        105,601
Skandinaviska Enskilda Banken AB, Class A                                                 9,810        144,570
Skanska AB, Class B                                                                      26,469        233,676
SKF AB, Class B                                                                           4,810        185,905
Ssab Svenskt Stal AB                                                                      3,400         60,741
Svenska Cellulosa AB, Class B                                                             5,790        236,662
Svenska Handelsbanken, Class A                                                           26,154        534,512
Tele2 AB (a)                                                                              1,010         53,921
Teliasonera                                                                              44,812        234,252
Volvo AB, Class A                                                                         3,214         94,282
Volvo AB, Class B                                                                        10,978        335,775
Wm-Data AB, Class B (a)                                                                   6,600         14,223
                                                                                                  ------------
                                                                                                     5,326,302
                                                                                                  ------------
SWITZERLAND  2.8%
ABB, Ltd. (a)                                                                            24,974        126,555
Adecco, SA                                                                                3,426        220,130
CIBA Specialty Chemicals AG (a)                                                           1,612        124,681
Clariant AG (a)                                                                           2,988         44,073
Compagnie Financiere Richemont AG, Class A (a)                                            2,279         54,705
Credit Suisse Group                                                                      27,389      1,001,659
Geberit AG                                                                                   25         12,285
Givaudan (a)                                                                                199        103,255
Holcim, Ltd.                                                                              3,143        146,316
Logitech International, SA (a)                                                              150          6,486
Lonza Group AG                                                                              852         48,959
Nestle, SA                                                                                4,344      1,084,859

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS

DECEMBER 31, 2003 (UNAUDITED)

                                                                                                     MARKET
DESCRIPTION                                                                           SHARES         VALUE
SWITZERLAND (CONTINUED)
Novartis AG                                                                              37,610   $  1,706,782
Roche Holding AG                                                                            735        101,877
Roche Holding AG                                                                         11,329      1,142,239
Schindler Holding AG (a)                                                                     57         13,913
Serono, SA                                                                                  164        116,906
SGS, SA                                                                                     344        215,747
Sulzer AG                                                                                    12          3,230
Swatch Group AG (a)                                                                         527         12,565
Swatch Group AG, Class B (a)                                                                521         62,530
Swiss Re                                                                                  3,391        228,844
Swisscom AG                                                                                 544        179,384
Syngenta AG - ADR                                                                         2,383        160,433
UBS AG                                                                                   32,228      2,206,184
Valora Holding AG                                                                            46         11,451
Zurich Financial Services AG (a)                                                          2,806        403,676
                                                                                                  ------------
                                                                                                     9,539,724
                                                                                                  ------------
THAILAND  1.6%
Advanced Information Service Public Co., Ltd                                            239,800        511,404
Bangkok Bank Public Co., Ltd. (a)                                                        94,800        260,791
Bangkok Bank Public Co., Ltd. (a)                                                       182,400        529,396
BEC World Public Co., Ltd.                                                               24,100        137,462
Charoen Pokphand Foods Public Co., Ltd.                                                 601,156         66,757
Delta Electronics Public Co., Ltd.                                                       85,300         57,050
Electricity Generating Public Co., Ltd.                                                  46,125        104,770
Hana Microelectronics Co., Ltd                                                           10,289         32,459
Kasikornbank Public Co., Ltd. (a)                                                       152,700        250,502
Kasikornbank Public Co., Ltd. (a)                                                       228,711        404,058
Land & House Public Co., Ltd                                                            469,874        145,863
Land & House Public Co., Ltd.                                                           351,241        112,582
National Finance Public Co., Ltd.                                                       172,300         72,621
PTT Exploration & Production Public Co., Ltd.                                            27,702        187,372
PTT Public Co., Ltd.                                                                    199,900        933,346
Sahavirya Steel Industry (a)                                                            113,600         99,630
Shin Corp. Public Co., Ltd                                                              310,900        306,016
Siam Cement Public Co., Ltd.                                                             82,700        576,067
Siam Cement Public Co., Ltd.                                                             45,798        293,588
Siam City Cement                                                                         26,900        154,791
Siam Commercial Bank Public Co., Ltd. (a)                                               135,200        189,377
Tisco Finance Public Co., Ltd (a)                                                       103,400         95,251
                                                                                                  ------------
                                                                                                     5,521,153
                                                                                                  ------------
UNITED KINGDOM  7.6%
Aegis Group Plc                                                                          18,777         33,099
Amec Plc                                                                                  3,142         14,582

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS

DECEMBER 31, 2003 (UNAUDITED)

                                                                                                     MARKET
DESCRIPTION                                                                           SHARES         VALUE
UNITED KINGDOM (CONTINUED)
Amersham Plc                                                                             12,626   $    172,529
AstraZeneca Group Plc                                                                    27,169      1,299,748
Aviva Plc                                                                                18,083        158,248
BAA Plc                                                                                  18,146        160,743
BAE Systems Plc                                                                          96,247        289,063
Balfour Beatty Plc                                                                        2,404          9,376
Barclays Plc                                                                             40,764        362,556
Barratt Developments Plc                                                                    718          6,959
BG Group Plc                                                                             58,973        301,861
Billiton Plc                                                                             38,207        332,823
BOC Group Plc                                                                             7,895        120,284
Boots Co. Plc                                                                             7,435         91,709
BP Plc                                                                                  433,009      3,501,433
BPB Industries Plc                                                                        6,196         38,379
Brambles Industries Plc                                                                  14,479         52,596
Brambles Industries Plc                                                                  23,662         94,070
British Airways Plc (a)                                                                  27,730        115,086
British American Tobacco Plc                                                             14,135        194,284
British Sky Broadcasting Plc                                                             21,381        268,308
BT Group Plc                                                                            123,089        413,623
Bunzl Plc                                                                                 3,671         27,965
Cable & Wireless Plc (a)                                                                 19,987         47,630
Capita Group Plc                                                                         16,323         70,804
Carlton Communications Plc                                                               10,841         44,509
Carnival Plc                                                                              2,778        111,624
Centrica Plc                                                                             21,085         79,416
Cobham Plc                                                                                  636         13,249
Compass Group Plc                                                                        35,034        237,642
Daily Mail & General Trust                                                                5,176         60,888
Davis Service Group Plc                                                                   1,592         10,600
De La Rue Plc                                                                             7,824         38,721
Diageo Plc                                                                               39,088        512,840
Dixons Group Plc                                                                         28,509         70,737
Electrocomponents Plc                                                                     3,973         23,049
EMAP Plc                                                                                  4,351         66,561
EMI Group Plc                                                                            13,393         37,953
Enterprise Inns Plc                                                                       2,942         53,251
Exel Plc                                                                                  4,529         59,704
FKI Plc                                                                                   2,812          5,371
Friends Provident Plc                                                                     9,607         22,637
GKN Plc                                                                                  11,577         55,177
GlaxoSmithKline Plc                                                                      90,797      2,074,589
Granada Compass Plc                                                                      47,013        102,383
GUS Plc                                                                                  18,314        252,868

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS

DECEMBER 31, 2003 (UNAUDITED)

                                                                                                     MARKET
DESCRIPTION                                                                           SHARES         VALUE
UNITED KINGDOM (CONTINUED)
Hanson Plc                                                                               13,352   $     97,779
Hays Plc                                                                                 39,237         84,048
HBOS Plc                                                                                 23,620        305,049
HHG Plc (a)                                                                              19,897         14,382
Hilton Group Plc                                                                         26,651        106,921
HSBC Holdings Plc                                                                       176,360      2,764,046
IMI Plc                                                                                   2,776         16,712
Imperial Chemical Industries Plc                                                         18,823         66,864
Intercontinental Hotels Group (a)                                                        12,544        118,452
Invensys Plc (a)                                                                         67,917         22,125
Johnson Matthey Plc                                                                       2,658         46,545
Kelda Group Plc                                                                           6,832         57,197
Kesa Electricals Plc                                                                      5,175         23,764
Kesko Oyj                                                                                 5,585         97,671
Kidde Plc                                                                                 7,415         14,096
Kingfisher Plc                                                                           17,407         86,537
Legal & General Group Plc                                                                90,280        161,557
Lloyds TSB Group Plc                                                                     34,828        278,521
Logica Plc                                                                               12,715         58,161
Marks & Spencer Group Plc                                                                38,107        196,586
MFI Furniture Group Plc                                                                  16,318         43,984
Misys Plc                                                                                 5,519         20,861
Mitchells & Butlers Plc                                                                  12,330         49,522
National Grid Transco Plc                                                                32,178        229,901
Pearson Plc                                                                              12,953        143,817
Peninsular & Oriental Steam Navigation Co.                                                9,862         40,490
Persimmon Plc                                                                             7,054         67,618
Pilkington Plc                                                                            8,269         14,133
Prudential Corp. Plc                                                                     27,755        233,972
Rank Group Plc                                                                           10,939         54,528
Reckitt Benckiser Plc                                                                    24,648        556,134
Reed Elsevier Plc                                                                        20,156        168,114
Rentokil Initial Plc                                                                     44,563        151,140
Reuters Group Plc                                                                        24,328        102,053
Rexam Plc                                                                                 7,541         57,580
Rio Tinto Corp. Plc                                                                      16,843        463,912
RMC Group Plc                                                                             3,523         43,864
Rolls-Royce Group Plc                                                                    45,510        143,994
Royal & Sun Alliance Insurance Group Plc                                                  8,382         13,204
Royal Bank of Scotland Group Plc                                                         17,432        512,186
Sainsbury (J) Plc                                                                        13,552         75,657
Scottish & Southern Energy Plc                                                           11,306        135,823
Scottish Power Plc                                                                       24,776        164,633
Securicor Plc                                                                             3,735          6,350

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS

DECEMBER 31, 2003 (UNAUDITED)

                                                                                                     MARKET
DESCRIPTION                                                                           SHARES         VALUE
UNITED KINGDOM (CONTINUED)
Serco Group Plc                                                                          10,869   $     33,371
Severn Trent Plc                                                                          6,044         80,808
Shell Transport & Trading Co. Plc                                                       184,336      1,367,199
Smith & Nephew Plc                                                                        3,857         32,308
Smiths Group Plc                                                                          3,672         43,327
Taylor Woodrow Plc                                                                        1,088          5,185
Tesco Plc                                                                                51,619        237,497
The Sage Group Plc                                                                       11,350         35,608
TietoEnator Oyj                                                                           3,582         97,935
Tomkins Plc                                                                               4,309         20,576
Unilever Plc                                                                             29,325        272,595
United Business Media Plc                                                                 5,700         49,856
Vodafone Group Plc                                                                    1,252,409      3,096,326
Whitbread Plc                                                                             6,067         77,867
William Hill Plc                                                                          9,259         70,574
Wimpey George Plc                                                                         8,399         55,960
Wolseley Plc                                                                             10,728        151,285
WPP Group Plc                                                                            20,004        195,859
Yell Group Plc                                                                            7,670         41,759
                                                                                                  ------------
                                                                                                    26,187,905
                                                                                                  ------------
UNITED STATES  45.9%
3Com Corp. (a)                                                                            1,300         10,621
3M Co.                                                                                   13,600      1,156,408
99 Cents Only Stores (a)                                                                    200          5,446
A.G. Edwards, Inc.                                                                          500         18,115
Abbott Laboratories                                                                      32,800      1,528,480
Abercrombie & Fitch Co., Class A (a)                                                        300          7,413
Activision, Inc. (a)                                                                        300          5,460
Acxiom Corp. (a)                                                                            300          5,571
Adobe Systems, Inc.                                                                       8,700        341,910
Advanced Fibre Communications, Inc. (a)                                                     600         12,090
AdvancePCS (a)                                                                              200         10,532
Aetna, Inc.                                                                               6,600        446,028
Affiliated Computer Services, Inc., Class A (a)                                             400         21,784
AFLAC, Inc.                                                                              11,000        397,980
AGCO Corp. (a)                                                                              200          4,028
Agilent Technologies, Inc. (a)                                                            5,804        169,709
AGL Resources, Inc.                                                                         200          5,820
Air Products & Chemicals, Inc.                                                            3,600        190,188
Albertson's, Inc.                                                                         3,400         77,010
Alcoa, Inc.                                                                              26,800      1,018,400
ALLETE                                                                                      200          6,120
Alliant Energy Corp.                                                                        300          7,470

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS

DECEMBER 31, 2003 (UNAUDITED)

                                                                                                     MARKET
DESCRIPTION                                                                           SHARES         VALUE
UNITED STATES (CONTINUED)
Allstate Corp.                                                                           14,100   $    606,582
Altera Corp. (a)                                                                          2,900         65,830
Altria Group, Inc.                                                                       30,617      1,666,177
Amazon.com, Inc. (a)                                                                      4,200        221,088
AMBAC Financial Group, Inc.                                                               2,500        173,475
Ameren Corp.                                                                              5,400        248,400
American Express Co.                                                                      5,700        274,911
American Financial Group, Inc.                                                              200          5,292
American International Group, Inc.                                                       44,705      2,963,047
Amgen, Inc. (a)                                                                          20,600      1,273,080
Anadarko Petroleum Corp.                                                                  6,400        326,464
Analog Devices, Inc.                                                                      2,400        109,560
Anheuser-Busch Cos., Inc.                                                                15,500        816,540
Anthem, Inc. (a)                                                                          6,100        457,500
AON Corp.                                                                                 3,900         93,366
Apache Corp.                                                                              4,185        339,404
Apogent Technologies, Inc. (a)                                                              400          9,216
Apple Computer, Inc. (a)                                                                  4,200         89,754
Applera Corp. - Applied Biosystems Group                                                 15,400        318,934
Applied Materials, Inc. (a)                                                              25,300        567,985
Apria Healthcare Group, Inc. (a)                                                            100          2,847
Arrow Electronics, Inc. (a)                                                                 800         18,512
Arthur J. Gallagher & Co.                                                                   200          6,498
ArvinMeritor, Inc.                                                                          200          4,824
Associated Banc-Corp.                                                                        34          1,450
Astoria Financial Corp.                                                                     200          7,440
AT&T Corp.                                                                                8,520        172,956
AT&T Wireless Services, Inc. (a)                                                         24,844        198,504
Automatic Data Processing, Inc.                                                          20,800        823,888
Avnet, Inc. (a)                                                                             600         12,996
Avon Products, Inc.                                                                       7,900        533,171
Baker Hughes, Inc.                                                                        9,600        308,736
Bank of America Corp.                                                                    17,900      1,439,697
Bank of Hawaii Corp.                                                                        600         25,320
Bank of New York Co., Inc.                                                               17,000        563,040
Bank One Corp.                                                                           14,600        665,614
Banknorth Group, Inc.                                                                       500         16,265
Barnes & Noble, Inc. (a)                                                                    200          6,570
Barr Laboratories, Inc. (a)                                                                 200         15,390
Baxter International, Inc.                                                               29,800        909,496
BEA Systems, Inc. (a)                                                                     9,400        115,620
Beckman Coulter, Inc.                                                                       200         10,166
Becton, Dickinson & Co.                                                                   3,800        156,332
Bed Bath & Beyond, Inc. (a)                                                               4,900        212,415

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS

DECEMBER 31, 2003 (UNAUDITED)

                                                                                                     MARKET
DESCRIPTION                                                                           SHARES         VALUE
UNITED STATES (CONTINUED)
BellSouth Corp.                                                                          22,900   $    648,070
Belo Corp., Class A                                                                         400         11,336
Biogen, Inc. (a)                                                                          6,335        233,001
Biomet, Inc.                                                                              4,900        178,409
BISYS Group, Inc. (a)                                                                       300          4,464
BJ Services Co. (a)                                                                       2,200         78,980
BJ's Wholesale Club, Inc. (a)                                                               200          4,592
Black Hills Corp.                                                                           200          5,966
Blyth Industries, Inc.                                                                      100          3,222
Boeing Co.                                                                               10,300        434,042
Borders Group, Inc. (a)                                                                     300          6,576
Boston Scientific Corp. (a)                                                               6,000        220,560
Bowater, Inc.                                                                               200          9,262
Brinker International, Inc. (a)                                                             150          4,974
Brinks Co.                                                                                  200          4,522
Bristol-Myers Squibb Co.                                                                 37,800      1,081,080
Burlington Northern Santa Fe Corp.                                                       26,400        854,040
Burlington Resources, Inc.                                                                7,100        393,198
Cabot Corp.                                                                                 200          6,368
Cabot Microelectronics Corp. (a)                                                            129          6,321
Cadence Design Systems, Inc. (a)                                                          9,500        170,810
Caesars Entertainment, Inc.                                                               1,100         11,913
Campbell Soup Co.                                                                         8,100        217,080
Cardinal Health, Inc.                                                                     7,800        477,048
Caremark Rx, Inc. (a)                                                                     6,600        167,178
Catalina Marketing Corp. (a)                                                                200          4,032
Caterpillar, Inc.                                                                        10,700        888,314
CBRL Group, Inc.                                                                            200          7,652
CDW Computer Center, Inc.                                                                   200         11,552
Cendant Corp. (a)                                                                        26,500        590,155
Ceridian Corp. (a)                                                                          500         10,470
Certegy, Inc.                                                                               300          9,840
CH Robinson Worldwide, Inc.                                                                 300         11,373
Charles River Laboratories International, Inc. (a)                                          100          3,433
Charles Schwab Corp.                                                                     25,400        300,736
Cheesecake Factory, Inc. (a)                                                                200          8,806
ChevronTexaco Corp.                                                                      29,900      2,583,061
Chiron Corp. (a)                                                                          1,700         96,883
Choicepoint, Inc. (a)                                                                       233          8,875
Chubb Corp.                                                                               4,100        279,210
Church & Dwight Co., Inc.                                                                   100          3,960
Cigna Corp.                                                                               6,100        350,750
Cinergy Corp.                                                                             5,900        228,979
Cisco Systems, Inc. (a)                                                                  97,200      2,360,988

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS

DECEMBER 31, 2003 (UNAUDITED)

                                                                                                     MARKET
DESCRIPTION                                                                           SHARES         VALUE
UNITED STATES (CONTINUED)
Citigroup, Inc.                                                                         105,766   $  5,133,882
Citrix Systems, Inc. (a)                                                                  5,000        106,050
Clorox Co.                                                                                5,100        247,656
Coach, Inc. (a)                                                                           6,600        249,150
Coca-Cola Co.                                                                            47,900      2,430,925
Colonial Bancgroup, Inc.                                                                    200          3,464
Comcast Corp. (a)                                                                        13,863        455,677
Commerce Bancorp, Inc.                                                                      200         10,536
Compass Bancshares, Inc.                                                                    300         11,793
Computer Associates International, Inc.                                                   9,100        248,794
ConAgra Foods, Inc.                                                                      17,700        467,103
Concord EFS, Inc. (a)                                                                    17,400        258,216
Consolidated Edison, Inc.                                                                 7,900        339,779
Constellation Brands, Inc., Class A (a)                                                     200          6,586
Constellation Energy Group, Inc.                                                          1,300         50,908
Cooper Cameron Corp. (a)                                                                    200          9,320
Corning, Inc. (a)                                                                        13,650        142,369
Costco Wholesale Corp. (a)                                                                8,400        312,312
CVS Corp.                                                                                 4,900        176,988
Cytec Industries, Inc. (a)                                                                  300         11,517
Cytyc Corp. (a)                                                                             300          4,128
D.R. Horton, Inc.                                                                           400         17,304
Danaher Corp.                                                                             2,000        183,500
Dean Foods Co. (a)                                                                          945         31,062
Deere & Co.                                                                               7,800        507,390
Dell Computer Corp. (a)                                                                  29,900      1,015,404
Dentsply International, Inc.                                                                100          4,517
Devon Energy Corp.                                                                        6,773        387,822
DeVry, Inc. (a)                                                                             200          5,026
Dial Corp.                                                                                  300          8,541
Diebold, Inc.                                                                               300         16,161
Dollar Tree Stores, Inc. (a)                                                                350         10,521
Dominion Resources, Inc.                                                                 10,200        651,066
Donaldson Co., Inc.                                                                         200         11,832
Dover Corp.                                                                               4,800        190,800
Dow Chemical Co.                                                                         42,266      1,756,998
DPL, Inc.                                                                                   322          6,723
DST Systems, Inc. (a)                                                                       400         16,704
Du Pont (E.I.) de Nemours & Co.                                                          34,750      1,594,678
Dun & Bradstreet Corp. (a)                                                                  200         10,142
E*trade Group, Inc. (a)                                                                   1,100         13,915
Eaton Corp.                                                                               1,800        194,364
Eaton Vance Corp.                                                                           200          7,328
eBay, Inc. (a)                                                                            6,000        387,540

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS

DECEMBER 31, 2003 (UNAUDITED)

                                                                                                     MARKET
DESCRIPTION                                                                           SHARES         VALUE
UNITED STATES (CONTINUED)
Edwards Lifesciences Corp. (a)                                                              200   $      6,016
Electronic Arts, Inc. (a)                                                                 3,300        157,674
Eli Lilly & Co.                                                                          21,800      1,533,194
EMC Corp. (a)                                                                            31,430        406,076
Emerson Electric Co.                                                                     13,300        861,175
Emmis Communications Corp. (a)                                                              300          8,115
Energizer Holdings, Inc. (a)                                                                200          7,512
Energy East Corp.                                                                           500         11,200
Ensco International, Inc.                                                                   400         10,868
Entercom Communications Corp. (a)                                                           200         10,592
Equitable Resources, Inc.                                                                   100          4,292
Everest Re Group, Ltd.                                                                      100          8,460
Exelon Corp.                                                                             12,050        799,638
Expeditors International Washington, Inc.                                                   300         11,298
Express Scripts, Inc. (a)                                                                   200         13,286
Extended Stay America, Inc.                                                                 500          7,240
Exxon Mobil Corp.                                                                       191,918      7,868,638
Fastenal Co.                                                                                200          9,988
Federated Department Stores, Inc.                                                         3,500        164,955
FedEx Corp.                                                                               4,700        317,250
Fidelity National Financial, Inc.                                                           225          8,726
Fifth Third Bancorp.                                                                      6,400        378,240
First Data Corp.                                                                         38,500      1,581,965
First Health Group Corp. (a)                                                                200          3,892
FirstMerit Corp.                                                                            200          5,394
FleetBoston Financial Corp.                                                              13,600        593,640
Forest Oil Corp. (a)                                                                        300          8,571
FPL Group, Inc.                                                                           6,700        438,314
Furniture Brands International, Inc.                                                        200          5,866
Gannett Co., Inc.                                                                        10,200        909,432
Gap, Inc. (The)                                                                          10,525        244,285
Gatx Corp.                                                                                  400         11,192
Genentech, Inc. (a)                                                                       4,100        383,637
General Dynamics Corp.                                                                    1,500        135,585
General Electric Co.                                                                    193,999      6,010,089
General Mills, Inc.                                                                       9,600        434,880
Gentex Corp.                                                                                200          8,832
Genzyme Corp. (a)                                                                         3,600        177,624
Georgia-Pacific Corp.                                                                     2,000         61,340
Gilead Sciences, Inc. (a)                                                                 4,000        232,560
Gillette Co. (The)                                                                       24,200        888,866
Goldman Sachs Group, Inc.                                                                 6,400        631,872
Great Plains Energy, Inc.                                                                   200          6,364
Greenpoint Financial Corp.                                                                  450         15,894

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS

DECEMBER 31, 2003 (UNAUDITED)

                                                                                                     MARKET
DESCRIPTION                                                                           SHARES         VALUE
UNITED STATES (CONTINUED)
Gtech Holdings Corp.                                                                        200   $      9,898
Guidant Corp.                                                                             3,500        210,700
H&R Block, Inc.                                                                           5,600        310,072
H.J. Heinz Co.                                                                           11,500        418,945
Halliburton Co.                                                                          12,100        314,600
Harrah's Entertainment, Inc.                                                              3,400        169,218
Harris Corp.                                                                                300         11,385
Harsco Corp.                                                                                500         21,910
Harte-Hanks, Inc.                                                                           300          6,525
Hartford Financial Services Group, Inc.                                                   6,100        360,083
HCC Insurance Holdings, Inc.                                                                100          3,180
Health Net, Inc. (a)                                                                      5,700        186,390
Helmerich & Payne, Inc.                                                                     100          2,793
Henry (Jack) & Associates                                                                   300          6,174
Henry Schein, Inc. (a)                                                                      100          6,758
Hewlett-Packard Co.                                                                      11,100        254,967
Hibernia Corp., Class A                                                                     500         11,755
Hillenbrand Industries, Inc.                                                                100          6,206
Hilton Hotels Corp.                                                                      23,700        405,981
Home Depot, Inc.                                                                         26,600        944,034
HON Industries, Inc.                                                                        300         12,996
Honeywell International, Inc.                                                            12,100        404,503
Hormel Foods Corp.                                                                          200          5,162
Hospitality Properties Trust                                                                200          8,256
Hubbell, Inc., Class B                                                                      300         13,230
Idacorp, Inc.                                                                               300          8,976
Illinois Tool Works, Inc.                                                                 8,200        688,062
IMC Global, Inc.                                                                            300          2,979
Independence Community Bank Corp.                                                           100          3,597
IndyMac Bancorp, Inc.                                                                       500         14,895
Intel Corp.                                                                              67,000      2,157,400
International Business Machines Corp.                                                    22,600      2,094,568
International Flavors & Fragrances, Inc.                                                  1,450         50,634
International Game Technology                                                             6,400        228,480
International Paper Co.                                                                  20,065        865,002
International Speedway Corp.                                                                200          8,932
Intersil Corp.                                                                              500         12,425
Intuit, Inc. (a)                                                                          2,500        132,275
Investment Technology Group, Inc. (a)                                                       150          2,423
Investors Financial Services Corp.                                                          200          7,682
IVAX Corp. (a)                                                                              500         11,940
J.M. Smucker Co.                                                                            100          4,529
J.P. Morgan Chase & Co.                                                                  43,020      1,580,125
Jacobs Engineering Group, Inc. (a)                                                          100          4,801

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS

DECEMBER 31, 2003 (UNAUDITED)

                                                                                                     MARKET
DESCRIPTION                                                                           SHARES         VALUE
UNITED STATES (CONTINUED)
JDS Uniphase Corp. (a)                                                                   19,000   $     69,350
John Hancock Financial Services                                                           6,600        247,500
Johnson & Johnson                                                                        51,600      2,665,656
Kemet Corp. (a)                                                                             700          9,583
Kerr-McGee Corp.                                                                          1,500         69,735
KeyCorp                                                                                   6,500        190,580
KeySpan Energy Corp.                                                                      4,000        147,200
Kimberly-Clark Corp.                                                                     10,200        602,718
Kinder Morgan, Inc.                                                                       2,700        159,570
Kla-Tencor Corp. (a)                                                                      2,800        164,276
Kohl's Corp. (a)                                                                          4,600        206,724
Kraft Foods, Inc.                                                                         9,900        318,978
Krispy Kreme Doughnuts, Inc. (a)                                                            100          3,660
Kroger Co. (a)                                                                            4,700         86,997
L-3 Communications Holdings, Inc. (a)                                                       200         10,272
Laboratory Corporation of America Holdings (a)                                            4,500        166,275
Labranche & Co., Inc.                                                                       300          3,501
Lancaster Colony Corp.                                                                      100          4,516
Lear Corp.                                                                                  200         12,266
Lee Enterprises, Inc.                                                                       200          8,730
Legg Mason, Inc.                                                                            300         23,154
Lehman Brothers Holdings, Inc.                                                            5,088        392,923
Leucadia National Corp.                                                                     100          4,610
Liberty Media Corp., Class A (a)                                                         50,498        600,421
Limited Brands                                                                            8,200        147,846
Lincare Holdings, Inc. (a)                                                                  300          9,009
Lincoln National Corp.                                                                    4,300        173,591
Linear Technology Corp.                                                                   2,300         96,761
Liz Claiborne, Inc.                                                                       4,200        148,932
Lockheed Martin Corp.                                                                    14,000        719,600
Lowe's Cos., Inc.                                                                         9,200        509,588
Lubrizol Corp.                                                                              100          3,252
Lyondell Chemical Co.                                                                       500          8,475
M & T Bank Corp.                                                                            169         16,613
Mandalay Resort Group                                                                       200          8,944
Manpower, Inc.                                                                              300         14,124
Marathon Oil Corp.                                                                       15,200        502,968
Marsh & McLennan Cos., Inc.                                                              10,800        517,212
Martin Marietta Materials                                                                   200          9,394
Masco Corp.                                                                              13,800        378,258
Maxim Integrated Products, Inc.                                                           3,100        154,380
May Department Stores Co.                                                                 5,000        145,350
MBIA, Inc.                                                                                3,300        195,459
MBNA Corp.                                                                                6,250        155,312

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS

DECEMBER 31, 2003 (UNAUDITED)

                                                                                                     MARKET
DESCRIPTION                                                                           SHARES         VALUE
UNITED STATES (CONTINUED)
McDonald's Corp.                                                                         23,900   $    593,437
McKesson Corp.                                                                            3,583        115,229
MDU Resources Group, Inc.                                                                   600         14,286
MeadWestvaco Corp.                                                                        1,300         38,675
Medco Health Solutions, Inc. (a)                                                          5,173        175,830
Media General, Inc., Class A                                                                100          6,510
Medimmune, Inc. (a)                                                                       4,600        116,840
Medtronic, Inc.                                                                          36,600      1,779,126
Mellon Financial Corp.                                                                   11,000        353,210
Mentor Graphics Corp. (a)                                                                   500          7,270
Mercantile Bankshares Corp.                                                                 200          9,116
Merck & Co., Inc.                                                                        38,700      1,787,940
Mercury Interactive Corp. (a)                                                             2,700        131,328
Merrill Lynch & Co., Inc.                                                                19,000      1,114,350
Metlife, Inc.                                                                            16,100        542,087
Michaels Stores, Inc.                                                                       200          8,840
Microchip Technology, Inc.                                                                1,000         33,360
Micron Technology, Inc. (a)                                                               4,300         57,921
Microsoft Corp.                                                                         118,700      3,268,998
Millennium Pharmaceuticals, Inc. (a)                                                      5,349         99,866
Miller Herman, Inc.                                                                         300          7,281
Mohawk Industries, Inc. (a)                                                                 200         14,108
Monsanto Co.                                                                             10,212        293,901
Mony Group, Inc.                                                                            200          6,258
Moody's Corp.                                                                             1,300         78,715
Motorola, Inc.                                                                           24,800        348,936
Murphy Oil Corp.                                                                            300         19,593
Mylan Laboratories, Inc.                                                                    825         20,840
National City Corp.                                                                       8,500        288,490
National Commerce Financial Corp.                                                           500         13,640
National Fuel Gas Co.                                                                       200          4,888
National Instruments Corp.                                                                  400         18,188
National-Oilwell, Inc. (a)                                                                  200          4,472
Neiman-Marcus Group, Inc., Class A (a)                                                      200         10,734
Network Appliance, Inc. (a)                                                               4,700         96,491
Networks Associates, Inc. (a)                                                               600          9,024
New Plan Excel Realty Trust                                                                 400          9,868
New York Community Bancorp, Inc.                                                            445         16,932
Newmont Mining Corp.                                                                     22,000      1,069,420
Nextel Communications, Inc., Class A (a)                                                  9,300        260,958
NiSource, Inc.                                                                            6,949        152,461
Noble Energy, Inc.                                                                          300         13,329
Northeast Utilities                                                                         700         14,119
Northrop Grumman Corp.                                                                    2,800        267,680

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS

DECEMBER 31, 2003 (UNAUDITED)

                                                                                                     MARKET
DESCRIPTION                                                                           SHARES         VALUE
UNITED STATES (CONTINUED)
Novellus Systems, Inc. (a)                                                                2,300   $     96,715
NSTAR                                                                                       200          9,700
Nucor Corp.                                                                               1,100         61,600
Occidental Petroleum Corp.                                                               10,300        435,072
OGE Energy Corp.                                                                            300          7,257
Old Republic International Corp.                                                            450         11,412
Omnicare, Inc.                                                                              300         12,117
Omnicom Group, Inc.                                                                       6,000        523,980
Oracle Corp. (a)                                                                         55,700        735,240
Outback Steakhouse, Inc.                                                                    200          8,842
Oxford Health Plans, Inc. (a)                                                               200          8,700
PACCAR, Inc.                                                                              2,300        195,776
Packaging Corporation of America (a)                                                        300          6,558
Parker Hannifin Corp.                                                                     2,500        148,750
Patterson Dental Co. (a)                                                                    200         12,832
Patterson Uti Energy, Inc. (a)                                                              300          9,876
Paychex, Inc.                                                                             6,500        241,800
Payless ShoeSource, Inc. (a)                                                                200          2,680
Pentair, Inc.                                                                               200          9,140
PeopleSoft, Inc. (a)                                                                      5,600        127,680
Pepco Holdings, Inc.                                                                        300          5,862
PepsiCo, Inc.                                                                            44,100      2,055,942
PETsMART, Inc.                                                                              400          9,520
Pfizer, Inc.                                                                            134,560      4,754,005
Phelps Dodge Corp. (a)                                                                    1,100         83,699
Pier 1 Imports, Inc.                                                                        300          6,558
Pioneer Natural Resources Co. (a)                                                           300          9,579
Pitney Bowes, Inc.                                                                        4,000        162,480
Plexus Corp. (a)                                                                            300          5,151
PMI Group, Inc.                                                                             200          7,446
PNC Financial Services Group, Inc.                                                        4,300        235,339
PNM Resources, Inc.                                                                         300          8,430
PPG Industries, Inc.                                                                      2,000        128,040
Praxair, Inc.                                                                             3,700        141,340
Pride International, Inc. (a)                                                               400          7,456
Procter & Gamble Co.                                                                     11,300      1,128,644
Progress Energy, Inc.                                                                     2,000         90,520
Progressive Corp.                                                                         4,500        376,155
Protective Life Corp.                                                                       200          6,768
Provident Financial Group                                                                   100          3,195
Prudential Financial, Inc.                                                               11,700        488,709
Public Service Enterprise Group, Inc.                                                     7,600        332,880
Puget Energy, Inc.                                                                          200          4,754
QUALCOMM, Inc.                                                                            9,850        531,210

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS

DECEMBER 31, 2003 (UNAUDITED)

                                                                                                     MARKET
DESCRIPTION                                                                           SHARES         VALUE
UNITED STATES (CONTINUED)
Quest Diagnostics, Inc. (a)                                                               2,500   $    182,775
Questar Corp.                                                                               300         10,545
Radian Group, Inc.                                                                          300         14,625
Raytheon Co.                                                                             12,300        369,492
Reader's Digest Association, Inc., Class A                                                  300          4,398
Republic Services, Inc.                                                                     400         10,252
Reynolds & Reynolds Co., Class A                                                            500         14,525
Rohm & Haas Co.                                                                           2,500        106,775
Ross Stores, Inc.                                                                           400         10,572
RPM, Inc.                                                                                   400          6,584
Safeway, Inc. (a)                                                                         4,000         87,640
Saks, Inc. (a)                                                                              500          7,520
SanDisk Corp. (a)                                                                           500         30,570
Sanmina-SCI Corp. (a)                                                                     8,300        104,663
Sara Lee Corp.                                                                           24,300        527,553
SBC Communications, Inc.                                                                 40,798      1,063,604
Scana Corp.                                                                                 478         16,372
Schlumberger Ltd.                                                                        16,000        875,520
Scholastic Corp. (a)                                                                        100          3,404
Sealed Air Corp. (a)                                                                      1,100         59,554
Sears, Roebuck & Co.                                                                      4,500        204,705
SEI Investments Co.                                                                         300          9,141
Sempra Energy                                                                             3,200         96,192
Sicor, Inc. (a)                                                                             300          8,160
Siebel Systems, Inc. (a)                                                                 11,000        152,570
Sigma-Aldrich Corp.                                                                       1,100         62,898
Silicon Valley Bancshares (a)                                                               400         14,428
Six Flags, Inc. (a)                                                                         600          4,512
SLM Corp.                                                                                 2,500         94,200
Smith International, Inc. (a)                                                               400         16,608
Smithfield Foods, Inc. (a)                                                                  300          6,210
Solectron Corp. (a)                                                                      12,700         75,057
Sonoco Products Co.                                                                         300          7,386
Southern Co.                                                                             16,800        508,200
Southwest Airlines Co.                                                                    4,500         72,630
Sovereign Bancorp, Inc.                                                                     900         21,375
Sprint Corp. (a)                                                                          3,800         21,356
SPX Corp. (a)                                                                             4,200        247,002
St. Paul Cos., Inc.                                                                       5,301        210,185
St. Jude Medical, Inc. (a)                                                                2,600        159,510
Stancorp Financial Group, Inc.                                                              100          6,288
Staples, Inc. (a)                                                                         7,950        217,035
Starbucks Corp. (a)                                                                       8,900        294,234
Starwood Hotels & Resorts Worldwide, Inc.                                                11,500        413,655

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS

DECEMBER 31, 2003 (UNAUDITED)

                                                                                                     MARKET
DESCRIPTION                                                                           SHARES         VALUE
UNITED STATES (CONTINUED)
State Street Corp.                                                                        8,000   $    416,640
Steris Corp. (a)                                                                            100          2,260
Storage Technology Corp. (a)                                                                800         20,600
Stryker Corp.                                                                             2,300        195,523
Sun Microsystems, Inc. (a)                                                               43,800        196,662
SunTrust Banks, Inc.                                                                      3,900        278,850
Superior Industries International, Inc.                                                     100          4,352
Swift Transportation Co., Inc. (a)                                                          300          6,306
Sybase, Inc. (a)                                                                            800         16,464
Synopsys, Inc. (a)                                                                        4,500        151,920
Target Corp.                                                                             11,100        426,240
TCF Financial Corp.                                                                         200         10,270
Tech Data Corp. (a)                                                                         200          7,938
Teleflex, Inc.                                                                              400         19,332
Telephone & Data Systems, Inc.                                                              200         12,510
Temple-Inland, Inc.                                                                         700         43,869
Tenet Healthcare Corp. (a)                                                               10,150        162,908
Teradyne, Inc. (a)                                                                        2,800         71,260
Texas Instruments, Inc.                                                                  16,600        487,708
Textron, Inc.                                                                               800         45,648
Tidewater, Inc.                                                                             400         11,952
Timberland Co., Class A (a)                                                                 100          5,207
Time Warner, Inc. (a)                                                                    53,100        955,269
TJX Cos., Inc.                                                                            8,900        196,245
Tootsie Roll Industries, Inc.                                                                20            720
Travelers Property Casualty Corp., Class A                                               11,011        184,765
Travelers Property Casualty Corp., Class B                                               13,837        234,814
Triad Hospitals, Inc. (a)                                                                   200          6,654
Triquint Semiconductor, Inc. (a)                                                            600          4,242
Tyco International Ltd.                                                                  42,200      1,118,300
Tyson Foods, Inc.                                                                           738          9,771
U.S. Bancorp                                                                             23,950        713,231
United Parcel Service, Inc., Class B                                                      9,000        670,950
United Rentals, Inc. (a)                                                                    600         11,556
United Technologies Corp.                                                                14,800      1,402,596
UnitedHealth Group, Inc.                                                                 26,800      1,559,224
Unitrin, Inc.                                                                               200          8,282
Universal Health Services, Inc., Class B                                                    100          5,372
Unocal Corp.                                                                              6,800        250,444
UnumProvident Corp.                                                                       3,300         52,041
Valassis Communications, Inc. (a)                                                           200          5,870
Valero Energy Corp.                                                                         436         20,204
Valspar Corp.                                                                               200          9,884
Varco International, Inc. (a)                                                               200          4,126

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS

DECEMBER 31, 2003 (UNAUDITED)

                                                                                                     MARKET
DESCRIPTION                                                                           SHARES         VALUE
UNITED STATES (CONTINUED)
Varian Medical Systems, Inc. (a)                                                            100   $      6,910
Vectren Corp.                                                                               100          2,465
Verizon Communications, Inc.                                                             33,000      1,157,640
Vertex Pharmaceuticals, Inc. (a)                                                            300          3,069
Viacom, Inc., Class B                                                                    37,423      1,660,833
Viad Corp.                                                                                  400         10,000
Vishay Intertechnology, Inc. (a)                                                          1,100         25,190
Vulcan Materials Co.                                                                      3,150        149,845
Wachovia Corp.                                                                           16,900        787,371
Waddell & Reed Financial, Inc., Class A                                                     400          9,384
Walgreen Co.                                                                             11,900        432,922
Wal-Mart Stores, Inc.                                                                    53,100      2,816,955
Walt Disney Co.                                                                          43,300      1,010,189
Waste Management, Inc.                                                                   27,200        805,120
Webster Financial Corp.                                                                     200          9,172
WellPoint Health Networks, Inc. (a)                                                       6,500        630,435
Wells Fargo & Co.                                                                        20,500      1,207,245
Westamerica Bancorporation                                                                  100          4,970
Westar Energy, Inc.                                                                         600         12,150
Westwood One, Inc. (a)                                                                      300         10,263
Weyerhaeuser Co.                                                                          4,150        265,600
Whole Foods Market, Inc. (a)                                                                200         13,426
Williams-Sonoma, Inc. (a)                                                                   300         10,431
Wilmington Trust Corp.                                                                      100          3,600
Wind River Systems, Inc. (a)                                                                600          5,256
Wisconsin Energy Corp.                                                                      300         10,035
Wyeth, Inc.                                                                              25,800      1,095,210
Xerox Corp. (a)                                                                           9,100        125,580
Xilinx, Inc. (a)                                                                          3,500        135,590
Yahoo!, Inc. (a)                                                                         11,300        510,421
Yum! Brands, Inc. (a)                                                                     8,000        275,200
Zimmer Holdings, Inc. (a)                                                                14,160        996,864
                                                                                                  ------------
                                                                                                   157,656,497
                                                                                                  ------------
TOTAL COMMON STOCKS  94.3%                                                                         323,912,871
                                                                                                  ------------
PREFERRED STOCKS  0.2%
AUSTRALIA  0.1%
News Corp., Ltd.                                                                         44,447        334,664
                                                                                                  ------------
GERMANY  0.1%
Porsche, AG                                                                                 179        106,117
ProSieben SAT.1 Media, AG                                                                 1,400         23,372

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS

DECEMBER 31, 2003 (UNAUDITED)

                                                                                                     MARKET
DESCRIPTION                                                                           SHARES         VALUE
GERMANY (CONTINUED)
Volkswagen, AG                                                                            1,686   $     61,073
                                                                                                  ------------
                                                                                                       190,562
                                                                                                  ------------
THAILAND  0.0%
Siam Commercial Bank Public Co., Ltd. (a)                                                64,153         87,431
                                                                                                  ------------
TOTAL PREFERRED STOCKS  0.2%                                                                           612,657
                                                                                                  ------------
TOTAL LONG-TERM INVESTMENTS  94.5%
   (Cost $266,101,663)                                                                             324,525,528

REPURCHASE AGREEMENT  3.1%
State Street Bank & Trust Co. ($10,702,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 12/31/03, to be sold on 01/02/04 at
  $10,702,386) (Cost $10,702,000)                                                                   10,702,000
                                                                                                  ------------
TOTAL INVESTMENTS  97.6%
   (Cost $276,803,663)                                                                             335,227,528

FOREIGN CURRENCY  1.2%
   (Cost $4,150,501)                                                                                 4,246,870

OTHER ASSETS IN EXCESS OF LIABILITIES  1.2%                                                          3,966,605
                                                                                                  ------------
NET ASSETS  100.0%                                                                                $343,441,003
                                                                                                  ============

(a) Non-income producing security as this stock currently does not declare dividends.

ADR--American Depositary Receipt

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS

DECEMBER 31, 2003 (UNAUDITED)

           SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION

                                                                                      MARKET       PERCENT OF
INDUSTRY                                                                              VALUE        NET ASSETS
Integrated Oil & Gas                                                               $ 28,643,429       8.3%
Pharmaceuticals                                                                      26,541,100       7.7
Diversified Banks                                                                    25,338,405       7.4
Industrial Conglomerates                                                             12,251,929       3.6
Integrated Telecommunication Services                                                10,255,840       3.0
Electric Utilities                                                                    9,533,003       2.8
Automobile Manufacturers                                                              7,162,463       2.1
Other Diversified Financial Services                                                  6,885,312       2.0
Diversified Capital Markets                                                           5,772,865       1.7
Health Care Equipment                                                                 5,577,923       1.6
Wireless Telecommunication Services                                                   5,296,552       1.5
Diversified Chemicals                                                                 5,245,321       1.5
Multi-line Insurance                                                                  5,014,376       1.5
Oil & Gas Exploration & Production                                                    4,987,171       1.5
Packaged Foods                                                                        4,965,527       1.4
Movies & Entertainment                                                                4,733,706       1.4
Systems Software                                                                      4,724,657       1.4
Soft Drinks                                                                           4,670,595       1.4
Industrial Machinery                                                                  4,642,579       1.3
Property & Casualty                                                                   4,565,685       1.3
Aerospace & Defense                                                                   4,554,062       1.3
Communications Equipment                                                              4,404,383       1.3
Computer Hardware                                                                     4,361,250       1.3
Investment Banking & Brokerage                                                        4,318,655       1.3
Diversified Metals & Mining                                                           3,906,589       1.1
Managed Health Care                                                                   3,642,919       1.1
Hypermarkets & Super Centers                                                          3,584,873       1.0
Life & Health Insurance                                                               3,582,866       1.0
Semiconductors                                                                        3,504,944       1.0
Consumer Electronics                                                                  3,366,064       1.0
Household Products                                                                    3,205,945       0.9
Data Processing & Outsourcing Services                                                3,138,668       0.9
Gas Utilities                                                                         3,092,243       0.9
Biotechnology                                                                         2,774,801       0.8
Railroads                                                                             2,686,640       0.8
Tobacco                                                                               2,574,294       0.7
Paper Products                                                                        2,435,955       0.7
Construction & Farm Machinery                                                         2,355,045       0.7
Publishing                                                                            2,306,782       0.7
Electronic Equipment Manufacturers                                                    2,234,509       0.7
Construction Materials                                                                2,138,736       0.6
Diversified Commercial Services                                                       2,040,504       0.6

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS

DECEMBER 31, 2003 (UNAUDITED)

                                                                                      MARKET       PERCENT OF
INDUSTRY                                                                              VALUE        NET ASSETS
Broadcasting & Cable TV                                                            $  1,994,358       0.6%
Construction & Engineering                                                            1,971,198       0.6
Aluminum                                                                              1,939,918       0.6
Air Freight & Couriers                                                                1,934,098       0.6
Steel                                                                                 1,852,833       0.5
Restaurants                                                                           1,702,291       0.5
Brewers                                                                               1,640,030       0.5
Oil & Gas Equipment & Services                                                        1,630,642       0.5
Application Software                                                                  1,618,663       0.5
Personal Products                                                                     1,567,984       0.5
Specialty Chemicals                                                                   1,543,600       0.4
Home Improvement Retail                                                               1,540,159       0.4
Real Estate Management & Development                                                  1,520,211       0.4
Building Products                                                                     1,505,381       0.4
Asset Management & Custody Banks                                                      1,485,553       0.4
Hotels                                                                                1,418,764       0.4
Electrical Components & Equipment                                                     1,409,736       0.4
Apparel Retail                                                                        1,400,656       0.4
Gold                                                                                  1,320,640       0.4
Commodity Chemicals                                                                   1,306,512       0.4
Food Retail                                                                           1,297,948       0.4
Office Electronics                                                                    1,211,285       0.4
Trading Companies & Distributors                                                      1,202,700       0.4
Semiconductor Equipment                                                               1,194,622       0.3
Department Stores                                                                     1,169,805       0.3
IT Consulting & Other Services                                                        1,105,505       0.3
Regional Banks                                                                        1,084,699       0.3
Multi-Utilities & Unregulated Power                                                   1,077,323       0.3
Auto Parts & Equipment                                                                1,043,598       0.3
Industrial Gases                                                                        990,155       0.3
Airlines                                                                                988,278       0.3
Oil & Gas Refining & Marketing                                                          977,967       0.3
Advertising                                                                             916,715       0.3
Homebuilding                                                                            914,253       0.3
Apparel & Accessories                                                                   867,381       0.3
Health Care Services                                                                    859,656       0.3
Internet Software & Services                                                            822,777       0.2
Environmental Services                                                                  815,372       0.2
Drug Retail                                                                             701,619       0.2
Fertilizers & Agricultural Chemicals                                                    695,966       0.2
Consumer Finance                                                                        692,296       0.2
Casinos & Gaming                                                                        678,184       0.2
Health Care Distributors                                                                625,268       0.2
Insurance Brokers                                                                       617,076       0.2
Internet Retail                                                                         608,628       0.2
Distillers & Vintners                                                                   590,388       0.2

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS

DECEMBER 31, 2003 (UNAUDITED)

                                                                                      MARKET       PERCENT OF
INDUSTRY                                                                              VALUE        NET ASSETS
Computer Storage & Peripherals                                                     $    567,600       0.2%
Highways & Railtracks                                                                   565,140       0.2
Photographic Products                                                                   558,819       0.2
Tires & Rubber                                                                          546,608       0.2
Home Entertainment Software                                                             527,329       0.2
Specialized Finance                                                                     526,877       0.2
General Merchandise Stores                                                              506,311       0.1
Specialty Stores                                                                        500,952       0.1
Oil & Gas Drilling                                                                      476,654       0.1
Reinsurance                                                                             422,112       0.1
Heavy Electrical Equipment                                                              391,023       0.1
Banking                                                                                 378,240       0.1
Household Appliances                                                                    376,959       0.1
Marine                                                                                  366,184       0.1
Electronic Manufacturing Services                                                       350,715       0.1
Employment Services                                                                     336,805       0.1
Thrifts & Mortgage Finance                                                              294,060       0.1
Forest Products                                                                         291,204       0.1
Water Utilities                                                                         264,088       0.1
Airport Services                                                                        261,879       0.1
Office Services & Supplies                                                              261,144       0.1
Commercial Printing                                                                     259,578       0.1
Catalog Retail                                                                          252,868       0.1
Paper Packaging                                                                         247,353       0.1
Health Care Facilities                                                                  227,168       0.1
Multi-Sector Holdings                                                                   189,290       0.1
Leisure Facilities                                                                      185,198       0.0
Motorcycle Manufacturers                                                                178,825       0.0
Leisure Products                                                                        144,472       0.0
Metal & Glass Containers                                                                141,474       0.0
Trucking                                                                                140,036       0.0
Computer & Electronics Retail                                                           104,582       0.0
Health Care Supplies                                                                     92,261       0.0
Technology Distributors                                                                  74,047       0.0
Real Estate Investment Trusts                                                            65,515       0.0
Home Furnishings                                                                         63,958       0.0
Footwear                                                                                 60,552       0.0
Alternative Carriers                                                                     60,140       0.0
Marine Ports & Services                                                                  57,123       0.0
Distributors                                                                             56,532       0.0
Precious Metals & Minerals                                                               46,545       0.0
Textile                                                                                  32,230       0.0
Housewares & Specialties                                                                  3,222       0.0
                                                                                   ------------      ----
                                                                                   $324,525,528      94.5%
                                                                                   ============      ====

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2003 (UNAUDITED)

ASSETS:
Total Investments (Cost $276,803,663)                                         $ 335,227,528
Foreign Currency (Cost $4,150,501)                                                4,246,870
Cash                                                                              4,218,420
Receivables:
  Investments Sold                                                                5,133,662
  Dividends                                                                         770,783
  Variation Margin on Futures                                                       456,578
  Fund Shares Sold                                                                  187,917
  Interest                                                                            6,424
Forward Foreign Currency Contracts                                                  396,880
Other                                                                               120,644
                                                                              -------------
    Total Assets                                                                350,765,706
                                                                              -------------
LIABILITIES:
Payables:
  Investments Purchased                                                           5,233,853
  Fund Shares Repurchased                                                           899,445
  Distributor and Affiliates                                                        416,778
  Investment Advisory Fee                                                           233,118
Accrued Expenses                                                                    436,304
Directors' Deferred Compensation and Retirement Plans                               105,205
                                                                              -------------
    Total Liabilities                                                             7,324,703
                                                                              -------------
NET ASSETS                                                                    $ 343,441,003
                                                                              =============
NET ASSETS CONSIST OF:
Capital (Par value of $.001 per share with 1,125,000,000 shares authorized)   $ 437,986,525
Net Unrealized Appreciation                                                      59,239,488
Accumulated Undistributed Net Investment Income                                    (983,700)
Accumulated Net Realized Loss                                                  (152,801,310)
                                                                              -------------
NET ASSETS                                                                    $ 343,441,003
                                                                              =============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on net assets of
    $181,358,429 and 14,698,058 shares of beneficial interest issued and
    outstanding)                                                              $       12.34
    Maximum sales charge (5.75%* of offering price)                                     .75
                                                                              -------------
    Maximum offering price to public                                          $       13.09
                                                                              =============
  Class B Shares:
    Net asset value and offering price per share (Based on net assets of
    $118,706,143 and 10,315,005 shares of beneficial interest issued and
    outstanding)                                                              $       11.51
                                                                              =============
  Class C Shares:
    Net asset value and offering price per share (Based on net assets of
    $43,376,431 and 3,730,272 shares of beneficial interest issued and
    outstanding)                                                              $       11.63
                                                                              =============

*On sales of $50,000 or more, the sales charge will be reduced.

                                               SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2003 (UNAUDITED)

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $123,661)                                 $ 2,692,366
Interest                                                                                      60,862
                                                                                         -----------
     Total Income                                                                          2,753,228
                                                                                         -----------
EXPENSES:
Investment Advisory Fee                                                                    1,659,587
Shareholder Services                                                                         782,398
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C of $224,076,
$260,015 and $208,002, respectively)                                                         692,093
Custody                                                                                       93,902
Legal                                                                                         22,391
Directors' Fees and Related Expenses                                                           9,814
Other                                                                                        218,891
                                                                                         -----------
     Total Expenses                                                                        3,479,076
     Expense Fee Reduction ($53,923 Investment Advisory Fee and $288,254 Other)               342,177
                                                                                         -----------
     Net Expenses                                                                          3,136,899
                                                                                         -----------
NET INVESTMENT LOSS                                                                      $  (383,671)
                                                                                         ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments                                                                            $ 2,987,187
  Futures                                                                                  1,369,606
  Forward Foreign Currency Contracts                                                          50,528
  Foreign Currency Transactions                                                              (36,830)
                                                                                         -----------
Net Realized Gain                                                                          4,370,491
                                                                                         -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period                                                                  6,334,575
                                                                                         -----------
  End of the Period:
     Investments                                                                          58,423,865
     Futures                                                                                 456,579
     Forward Foreign Currency Contracts                                                      396,880
     Foreign Currency Translation                                                            (37,836)
                                                                                         -----------
                                                                                          59,239,488
                                                                                         -----------
Net Unrealized Appreciation During the Period                                             52,904,913
                                                                                         -----------
NET REALIZED AND UNREALIZED GAIN                                                         $57,275,404
                                                                                         ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS                                               $56,891,733
                                                                                         ===========

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

(UNAUDITED)

                                                          SIX MONTHS ENDED     YEAR ENDED
                                                         DECEMBER 31, 2003   JUNE 30, 2003
                                                         ----------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income/Loss                                 $    (383,671)    $     942,801
Net Realized Gain/Loss                                         4,370,491       (62,263,163)
Net Unrealized Appreciation During the Period                 52,904,913        32,063,979
                                                           -------------     -------------
Change in Net Assets from Operations                          56,891,733       (29,256,383)
                                                           -------------     -------------

Distributions from Net Investment Income:
   Class A Shares                                             (1,160,670)              -0-
   Class B Shares                                                    -0-               -0-
   Class C Shares                                                    -0-               -0-
                                                           -------------     -------------
Total Distributions                                           (1,160,670)              -0-
                                                           -------------     -------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES           55,731,063       (29,256,383)
                                                           -------------     -------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold                                    127,125,682       379,402,476
Net Asset Value of Shares Issued Through Dividend
   Reinvestment                                                1,110,974               -0-
Cost of Shares Repurchased                                  (174,410,816)     (431,905,781)
                                                           -------------     -------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS           (46,174,160)      (52,503,305)
                                                           -------------     -------------
TOTAL INCREASE/DECREASE IN NET ASSETS                          9,556,903       (81,759,688)

NET ASSETS:
Beginning of the Period                                      333,884,100       415,643,788
                                                           -------------     -------------
End of the Period (Including accumulated undistributed
   net investment income of ($983,700) and $560,641,
   respectively)                                           $ 343,441,003     $ 333,884,100
                                                           =============     =============

                                               SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

(UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                     SIX
                                    MONTHS
                                     ENDED                           YEAR ENDED JUNE 30,
                                  DECEMBER 31,    ------------------------------------------------------
CLASS A SHARES                      2003 (a)      2003 (a)    2002 (a)    2001 (a)    2000 (a)   1999 (a)
                                  ----------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                     $ 10.47       $ 11.15     $ 12.61     $ 17.74     $ 16.86    $ 16.67
                                    -------       -------     -------     -------     -------    -------
  Net Investment Income                 -0-           .05         .01         .07         .02        .07
  Net Realized and Unrealized
    Gain/Loss                          1.95          (.73)      (1.47)      (2.52)       2.09       1.21
                                    -------       -------     -------     -------     -------    -------
Total from Investment
  Operations                           1.95          (.68)      (1.46)      (2.45)       2.11       1.28
                                    -------       -------     -------     -------     -------    -------
Less:
  Distributions from
    Net Investment Income               .08           -0-         -0-         -0-         -0-        .22
  Distributions from
    Net Realized Gain                   -0-           -0-         -0-        2.68        1.23        .87
                                    -------       -------     -------     -------     -------    -------
Total Distributions                     .08           -0-         -0-        2.68        1.23       1.09
                                    -------       -------     -------     -------     -------    -------
NET ASSET VALUE,
  END OF THE PERIOD                 $ 12.34       $ 10.47     $ 11.15     $ 12.61     $ 17.74    $ 16.86
                                    =======       =======     =======     =======     =======    =======

Total Return * (b)                   18.65%**      -6.01%     -11.66%     -15.03%      12.83%      8.41%
Net Assets at End of
  the Period (In millions)          $ 181.4       $ 183.1     $ 215.2     $ 284.6     $ 301.9    $ 240.1
Ratio of Expenses to Average
  Net Assets *                        1.70%         1.70%       1.68%       1.65%       1.70%      1.70%
Ratio of Net Investment
  Income/Loss to Average
  Net Assets *                        (.03%)         .56%        .08%        .43%        .12%       .47%
Portfolio Turnover                      24%**         47%         30%         58%         99%        84%

* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average
  Net Assets                          1.92%         1.81%         N/A         N/A         N/A      1.73%
Ratio of Net Investment Income/
  Loss to Average Net Assets          (.25%)         .45%         N/A         N/A         N/A       .44%

**  Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or a contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A=Not Applicable

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

(UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                      SIX
                                    MONTHS
                                     ENDED                           YEAR ENDED JUNE 30,
                                  DECEMBER 31,    ------------------------------------------------------
CLASS B SHARES                      2003 (a)      2003 (a)    2002 (a)    2001 (a)    2000 (a)   1999 (a)
                                  ----------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                     $  9.71       $ 10.40     $ 11.84     $ 16.96     $ 16.28    $ 16.14
                                    -------       -------     -------     -------     -------    -------
  Net Investment Loss                  (.02)          -0-(c)     (.08)       (.05)       (.11)      (.04)
  Net Realized and Unrealized
    Gain/Loss                          1.82          (.69)      (1.36)      (2.39)       2.02       1.16
                                    -------       -------     -------     -------     -------    -------
Total from Investment
  Operations                           1.80          (.69)      (1.44)      (2.44)       1.91       1.12
                                    -------       -------     -------     -------     -------    -------
Less:
Distributions from
  Net Investment Income                 -0-           -0-         -0-         -0-         -0-        .11
Distributions from
  Net Realized Gain                     -0-           -0-         -0-        2.68        1.23        .87
                                    -------       -------     -------     -------     -------    -------
Total Distributions                     -0-           -0-         -0-        2.68        1.23        .98
                                    -------       -------     -------     -------     -------    -------
NET ASSET VALUE,
  END OF THE PERIOD                 $ 11.51       $  9.71     $ 10.40     $ 11.84     $ 16.96    $ 16.28
                                    =======       =======     =======     =======     =======    =======

Total Return * (b)                   18.78%**(d)   -6.74%(d)  -12.25%     -15.73%      12.03%      7.50%
Net Assets at End of
  the Period (In millions)          $ 118.7       $ 110.3     $ 144.9     $ 187.1     $ 252.1    $ 232.6
Ratio of Expenses to Average
  Net Assets *                        1.99%(d)      2.22%(d)    2.43%       2.40%       2.45%      2.45%
Ratio of Net Investment Income/
  Loss to Average Net Assets *        (.34%)(d)      .03%(d)    (.69%)      (.32%)      (.65%)     (.27%)
Portfolio Turnover                      24%**         47%         30%         58%         99%        84%

* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average
  Net Assets                          2.16%(d)      2.33%(d)      N/A         N/A         N/A       2.49%
Ratio of Net Investment Loss to
  Average Net Assets                  (.51%)(d)     (.08%)(d)     N/A         N/A         N/A       (.30%)

**  Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Amount is less than $.01.

(d) The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect the refund of certain 12b-1 fees during the period.

N/A=Not Applicable

                                               SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

(UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                      SIX
                                    MONTHS
                                     ENDED                           YEAR ENDED JUNE 30,
                                  DECEMBER 31,    ------------------------------------------------------
CLASS C SHARES                      2003 (a)      2003 (a)    2002 (a)    2001 (a)    2000 (a)   1999 (a)
                                  ----------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                     $  9.84       $ 10.55     $ 12.02     $ 17.16     $ 16.46    $ 16.30
                                    -------       -------     -------     -------     -------    -------
  Net Investment Loss                  (.04)         (.02)       (.08)       (.05)       (.11)      (.04)
  Net Realized and Unrealized
    Gain/Loss                          1.83          (.69)      (1.39)      (2.41)       2.04       1.18
                                    -------       -------     -------     -------     -------    -------
Total from Investment
  Operations                           1.79          (.71)      (1.47)      (2.46)       1.93       1.14
                                    -------       -------     -------     -------     -------    -------
Less:
Distributions from
  Net Investment Income                 -0-           -0-         -0-         -0-         -0-        .11
Distributions from
  Net Realized Gain                     -0-           -0-         -0-        2.68        1.23        .87
                                    -------       -------     -------     -------     -------    -------
Total Distributions                     -0-           -0-         -0-        2.68        1.23        .98
                                    -------       -------     -------     -------     -------    -------
NET ASSET VALUE,
  END OF THE PERIOD                 $ 11.63       $  9.84     $ 10.55     $ 12.02     $ 17.16    $ 16.46
                                    =======       =======     =======     =======     =======    =======

Total Return * (b)                   18.19%**      -6.73%     -12.23%     -15.65%      12.02%      7.61%
Net Assets at End of
  the Period (In millions)          $  43.4       $  40.5     $  55.6     $  77.0     $ 104.7    $ 101.0
Ratio of Expenses to Average
  Net Assets *                        2.45%         2.45%       2.43%       2.40%       2.45%      2.45%
Ratio of Net Investment Loss to
  Average Net Assets *                (.80%)        (.20%)      (.69%)      (.32%)      (.66%)     (.28%)
Portfolio Turnover                      24%**         47%         30%         58%         99%        84%

* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average
  Net Assets                          2.68%         2.56%         N/A         N/A         N/A      2.48%
Ratio of Net Investment Loss to
  Average Net Assets                 (1.03%)        (.31%)        N/A         N/A         N/A      (.30%)

**  Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A=Not Applicable

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2003 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

The Van Kampen Global Equity Allocation Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's primary investment objective is to seek long-term capital appreciation by investing in equity securities of U.S. and non-U.S. issuers in accordance with country weightings determined by the Fund's investment adviser and with stock selection within each country designed to replicate a broad market index. The Fund commenced operations on January 4, 1993. The Fund began offering the current Class B Shares on August 1, 1995. Class B Shares held prior to May 1, 1995 were renamed Class C Shares. Effective November 30, 2003, the Fund's investment adviser, Van Kampen Investment Advisory Corp. merged into its affiliate, Van Kampen Asset Management (the "Adviser").

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange are valued at the latest quoted sales price. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Fixed income investments are stated at value using market quotations or indications of value obtained from an independent pricing service. Options are valued at the last reported bid price. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued using quoted foreign exchange rates. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at their net asset value each business day. Most foreign markets close before the New York Stock Exchange
(NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Board of Directors. All other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2003 (UNAUDITED)

     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by the Adviser, or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees, which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

     The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2003, the Fund had an accumulated capital loss carryforward for tax purposes of $113,805,039, which will expire between June 30, 2009 and June 30, 2011.

     At December 31, 2003, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes                               $286,544,546
                                                                   ============
Gross tax unrealized appreciation                                  $ 62,838,098
Gross tax unrealized depreciation                                   (14,155,116)
                                                                   ------------
Net tax unrealized appreciation on investments                     $ 48,682,982
                                                                   ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains and a portion of future gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2003 (UNAUDITED)

     As of June 30, 2003, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income                                        $1,149,770

Net realized gains or losses may differ for financial and tax reporting purposes as a result of the deferral of losses relating to wash sale transactions.

F. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS The Fund may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation/depreciation on foreign currency translation.

     Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                            % PER ANNUM
First $750 million                                                     1.00%
Next $500 million                                                      0.95%
Over $1.25 billion                                                     0.90%

     For the six months ended December 31, 2003, the Advisor waived $53,923 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Advisor's discretion.

     For the six months ended December 31, 2003, the Fund recognized expenses of approximately $6,900 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2003 (UNAUDITED)

     Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended December 31, 2003, the Fund recognized expenses of approximately $28,300, representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of "Other" and "Legal" expenses, respectively, on the Statement of Operations.

     Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended December 31, 2003, the Fund recognized expenses of approximately $621,000 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Directors.

     The Adviser has agreed to reimburse the Fund to the extent the total accounting, transfer agency and sub-transfer agency fees exceed 0.25% of the average daily net assets of the Fund. For the six months ended December 31, 2003, the Adviser reimbursed $288,254 of these fees. This reimbursement is voluntary in nature and can be discontinued at the Adviser's discretion.

     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

     The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the shares of those funds selected by the directors. Investments in such funds of $75,531 are included in "Other" assets on the Statement of Assets and Liabilities at December 31, 2003. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2003 (UNAUDITED)

3. CAPITAL TRANSACTIONS

At December 31, 2003, capital aggregated $218,955,647 $166,683,923 and
$52,346,955 for Classes A, B, and C, respectively. For the six months ended December 31, 2003, transactions were as follows:

                                                      SHARES          VALUE
Sales:
   Class A                                          11,069,953    $ 120,347,721
   Class B                                             559,345        5,849,588
   Class C                                              88,834          928,373
                                                   -----------    -------------
Total Sales                                         11,718,132    $ 127,125,682
                                                   ===========    =============

Dividend Reinvestment:
   Class A                                              94,151    $   1,110,974
   Class B                                                 -0-              -0-
   Class C                                                 -0-              -0-
                                                   -----------    -------------
Total Dividend Reinvestment                             94,151    $   1,110,974
                                                   ===========    =============

Repurchases:
   Class A                                         (13,954,182)   $(152,993,164)
   Class B                                          (1,596,719)     (16,363,291)
   Class C                                            (478,692)      (5,054,361)
                                                   -----------    -------------
Total Repurchases                                  (16,029,593)   $(174,410,816)
                                                   ===========    =============

     At June 30, 2003, capital aggregated $250,490,116, $177,197,626 and
$56,472,943 for Classes A, B, and C, respectively. For the year ended June 30, 2003, transactions were as follows:

                                                      SHARES          VALUE
Sales:
   Class A                                          37,038,159    $ 365,608,963
   Class B                                           1,281,895       11,650,711
   Class C                                             232,193        2,142,802
                                                   -----------    -------------
Total Sales                                         38,552,247    $ 379,402,476
                                                   ===========    =============

Repurchases:
   Class A                                         (38,852,805)   $(384,347,548)
   Class B                                          (3,866,449)     (34,807,938)
   Class C                                          (1,381,249)     (12,750,295)
                                                   -----------    -------------
Total Repurchases                                  (44,100,503)   $(431,905,781)
                                                   ===========    =============

     Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares,

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2003 (UNAUDITED)

automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the six months ended December 31, 2003 and the year ended June 30, 2003, 229,443 and 423,174 Class B Shares converted to Class A Shares, respectively, and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a CDSC. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                                             CONTINGENT DEFERRED
                                                                SALES CHARGE
                                                               AS A PERCENTAGE
                                                              OF DOLLAR AMOUNT
                                                             SUBJECT TO CHARGE
                                                            --------------------
YEAR OF REDEMPTION                                          CLASS B      CLASS C
First                                                        5.00%        1.00%
Second                                                       4.00%         None
Third                                                        3.00%         None
Fourth                                                       2.50%         None
Fifth                                                        1.50%         None
Sixth and Thereafter                                          None         None

     For the six months ended December 31, 2003, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $16,700 and CDSC on redeemed shares of approximately $72,700. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $73,112,167 and $100,593,238, respectively.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

     Annual fees under the Plans of up to 0.25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. The amount of distribution expenses incurred by Van Kampen and not yet reimbursed ("unreimbursed receivable") was approximately $0 and $356,700 for Class B and Class C Shares, respectively. This amount may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, any excess 12b-1 fees will be refunded to the Fund on a quarterly basis.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2003 (UNAUDITED)

Included in the fees for the six months ended December 31, 2003 are payments retained by Van Kampen of approximately $132,500 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $38,100.

6. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate, or index.

     The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to manage the Fund's foreign currency exposure or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the futures or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

     Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FORWARD FOREIGN CURRENCY CONTRACTS These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on foreign currency transactions.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2003 (UNAUDITED)

     At December 31, 2003, the Fund had outstanding forward foreign currency contracts as follows:

                                                                      UNREALIZED
                                                         CURRENT    APPRECIATION/
                                                          VALUE     DEPRECIATION
LONG CONTRACTS:
  Euro, 755,720 expiring 03/18/04                      $  950,145     $  23,632
  Euro, 756,180 expiring 03/18/04                         950,724        14,724
  Euro, 470,216 expiring 03/18/04                         591,190        17,192
  Euro, 871,877 expiring 03/18/04                       1,096,186        30,090
  Euro, 3,478,783 expiring 03/18/04                     4,373,775       118,423
  Euro, 5,185,224 expiring 03/18/04                     6,519,235       179,572
  Euro, 2,839,881 expiring 03/18/14                     3,570,501       101,104
  Euro, 501,032 expiring 03/18/14                         629,933        18,344
  Euro, 1,800 000 expiring 03/18/14                     2,263,089        38,757
  Singapore Dollar, 202,156 expiring 03/18/14             119,133           934
  Singapore Dollar, 2,829,820 expiring 03/18/14         1,667,652        12,951
                                                                      ---------
                                                                        555,723
                                                                      ---------

SHORT CONTRACTS:
  Euro, 1,774,200 expiring 03/18/04                     2,230,651       (64,016)
  Euro, 2,196,430 expiring 03/18/04                     2,761,509       (82,084)
  Singapore Dollar, 1,267,570 expiring 03/18/04           746,997        (5,858)
  Singapore Dollar, 1,764,406 expiring 03/18/04         1,039,789        (6,885)
                                                                      ---------
                                                                       (158,843)
                                                                      ---------
                                                                      $ 396,880
                                                                      =========

B. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures of equity indices and typically closes the contract prior to the delivery date. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the Investment Company Act of 1940, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2003 (UNAUDITED)

     Transactions in futures contracts for the six months ended December 31, 2003, were as follows:

                                                                       CONTRACTS
Outstanding at June 30, 2003                                              302
Futures Opened                                                            487
Futures Closed                                                           (484)
                                                                         ----
Outstanding at December 31, 2003                                          305
                                                                         ====

     The futures contracts outstanding as of December 31, 2003, and the descriptions and the unrealized appreciation/depreciation are as follows:

                                                                                     UNREALIZED
                                                                                   APPRECIATION/
                                                                       CONTRACTS   DEPRECIATION
LONG CONTRACTS:
  CAC 40 10 Euro Index - March 04 (Current Notional Value of $45,055
    per contract)                                                         177          123,127
  DAX Index - March 04 (Current Notional Value of $125,977 per
    contract)                                                              66          199,507
  S&P MINI 500 Index - March 04 (Current Notional Value of $55,530
    per contract)                                                          62          133,945
                                                                          ---         --------
                                                                          305         $456,579
                                                                          ===         ========

7. LEGAL MATTERS

The Adviser, certain affiliates of the Adviser and certain investment companies advised by the Adviser or its affiliates, including the Fund, are named as defendants in a number of recently filed, similar class action complaints. These complaints generally allege that defendants, including the Fund, violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Adviser and certain affiliates of the Adviser allegedly offered economic incentives to brokers and others to steer investors to the funds advised by the Adviser or its affiliates rather than funds managed by other companies, and (ii) that the funds advised by the Adviser or its affiliates, including the Fund, allegedly paid excessive commissions to brokers in return for their alleged efforts to steer investors to these funds. The complaints seek, among other things, unspecified compensatory damages, rescissionary damages, fees and costs. The defendants intend to move to dismiss these actions and otherwise vigorously to defend them. While the Fund believes that it has meritorious defenses, the ultimate outcome of these matters is not presently determinable at this early stage of the litigation, and no provision has been made in the Fund's financial statements for the effect, if any, of these matters.

BOARD OF DIRECTORS AND IMPORTANT ADDRESSES
VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND

BOARD OF DIRECTORS

DAVID C. ARCH

J. MILES BRANAGAN

JERRY D. CHOATE

ROD DAMMEYER

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

HOWARD J KERR

MITCHELL M. MERIN*

JACK E. NELSON

RICHARD F. POWERS, III*

HUGO F. SONNENSCHEIN

WAYNE W. WHALEN* - Chairman

SUZANNE H. WOOLSEY


INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020


DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1221 Avenue of the Americas
New York, New York 10020

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947


CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110


LEGAL COUSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606


INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 N. Stetson Avenue
Chicago, Illinois 60601


* "Interested Persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

YOUR NOTES

VAN KAMPEN
PRIVACY NOTICE

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you conduct with us, our affiliates, or third parties. We may also collect information you provide when using our Web site, and text files (also known as "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

*  Includes Van Kampen Investments Inc., Van Kampen Asset Management,
   Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc.,
   Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many
   Van Kampen mutual funds and Van Kampen unit investment trusts.


                                          Van Kampen Funds Inc.
                                          1 Parkview Plaza, P.O. Box 5555
                                          Oakbrook Terrace, IL 60181-5555
                                          www.vankampen.com


                          [VAN KAMPEN INVESTMENTS LOGO]

                          GENERATIONS OF EXPERIENCE(SM)

                    Copyright (C)2004 Van Kampen Funds Inc. All rights reserved.
                    450, 550, 650                              Member NASD/SIPC.
                    MSGE SAR 2/04                               13700B04-AP-2/04

VAN KAMPEN
GLOBAL FRANCHISE FUND

SEMIANNUAL REPORT


DECEMBER 31, 2003

[PHOTO OF MAN FISHING]

[PHOTO OF MAN/WOMAN DANCING AT WEDDING]

[PHOTO OF MAN/GIRL SAILING]

[PHOTO OF MAN/WOMAN WALKING]

ENJOY LIFE'S TRUE WEALTH

[VAN KAMPEN INVESTMENTS LOGO]

GENERATIONS OF EXPERIENCE(SM)

PRIVACY NOTICE INFORMATION ON THE BACK.

WELCOME, SHAREHOLDER

In this report, you'll learn about how your investment in Van Kampen Global Franchise Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of December 31, 2003.


This material must be preceded or accompanied by a prospectus for the fund being offered.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the fund will achieve its investment objective. The fund is subject to market risk which is the possibility that the market values of securities owned by the fund will decline and, therefore, the value of the fund shares may be less than what you paid for them. Accordingly, you can lose money investing in this fund. Please see the prospectus for more complete information on investment risks.

  NOT FDIC INSURED     OFFER NO BANK GUARANTEE    MAY LOSE VALUE
  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY     NOT A DEPOSIT

PERFORMANCE SUMMARY

AVERAGE ANNUAL TOTAL RETURNS

                          A SHARES              B SHARES               C SHARES
                       SINCE 09/25/98        SINCE 09/25/98         SINCE 09/25/98
-------------------------------------------------------------------------------------
AVERAGE ANNUAL        W/O SALES   W/SALES   W/O SALES   W/SALES   W/O SALES   W/SALES
TOTAL RETURNS          CHARGES    CHARGES    CHARGES    CHARGES    CHARGES    CHARGES
-------------------------------------------------------------------------------------
Since Inception        16.85%     15.54%     15.94%     15.94%     16.10%      16.10%

3-year                 10.85       8.68      10.01       9.18      10.01       10.01

1-year                 26.47      19.19      25.56      20.56      25.54       24.54

6-month                18.35      11.51      17.91      12.91      17.88       16.88

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, and fund shares, when redeemed, may be worth more or less than their original cost. The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses.

As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one, and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and 1.00 percent for Class B and C shares. Figures shown above assume reinvestment of all dividends and capital gains. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the fund's returns would have been lower.

MSCI World Index with net dividends measures the performance of securities with reinvested dividends on the exchanges of North America, Europe, and Asia. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment.

FUND REPORT
FOR THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2003

Van Kampen Global Franchise Fund is managed by the adviser's Global Franchise team.(1) Current members include Hassan Elmasry, Managing Director; Ewa Borowska, Executive Director; Paras Dodhia, Vice President; and Jayson Vowles, Senior Associate.

MARKET OVERVIEW

Equity markets notched strong gains for the six months ended December 31, 2003. The MSCI World Index with net dividends, a measure of world markets, returned
19.8 percent for the period.

Strong performance in cyclical sectors such as the materials, information-technology, and industrials sectors, drove stock-market returns during the period. These sectors tend to perform well in the early stages of economic recovery. More positive economic data during the period prompted investors to seek stocks in these sectors. Though all market sectors posted positive returns, the sectors with the lowest gains for the six months were health care, utilities, and telecommunications services.

PERFORMANCE ANALYSIS

We are pleased to report that Van Kampen Global Franchise Fund gained 18.35 percent during the six months ended December 31, 2003 (Class A shares unadjusted for sales charges). The fund's benchmark, the MSCI World Index with net dividends, returned 19.79 percent for the same period.

We manage the portfolio for absolute returns by selecting stocks based on quality and value criteria. We build our portfolios one stock at a time and we do not use benchmarks as portfolio-construction tools. In doing so, we seek to manage the risks that matter, such as business risk (is the company financially sound and what are its growth prospects?) and valuation risk (are we overpaying for the stock, given its fundamental characteristics?).

TOTAL RETURN FOR THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2003

     CLASS A          CLASS B         CLASS C      MSCI WORLD INDEX WITH NET DIVIDENDS
     18.35%           17.91%          17.88%                     19.79%

The performance for the three share classes varies because each has different expenses. The fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and an index definition.

(1) Team members may change at any time without notice.

For the six month period, the three strongest stocks in the portfolio were British American Tobacco, Kone, and Swedish Match.

Tobacco companies rallied during the period, driven by two factors: declining tobacco-litigation risk (which confirmed our thesis) and sound tobacco-industry fundamentals. On the legal-risk front, the Hines case, which claimed that Philip Morris misled smokers about the health risks of "lights" cigarettes, could have emerged as a concern that the next area of litigation for U.S. tobacco companies would be these "lights" cases. However, a Florida appellate court denied class-action status to the Hines case. Decertifying the Hines "lights" class-action suit ahead of the anticipated Miles/Price action verdict upholds the trend of unanimous appellate decertifications in class-action claims, including "lights." The Miles/Price class-action "lights" case was decided in March 2003 when a Madison County, Illinois judge ruled against Philip Morris. In the fall of 2003, the company appealed the verdict, and the Illinois Supreme Court announced it would consider the appeal. During the past several years, no state or federal court of appeals has upheld the class certification of a tobacco claim.

On the industry fundamentals, the announcement of British American Tobacco's
(BAT) merger with R.J. Reynolds and the elegant structure of the transaction--the terms of which appear to be favorable to both sides--led to an increase in BAT's stock and return of the positive momentum into this sector. Overall, we continue to be comfortable with the fund's exposure to Swedish Match, Imperial Tobacco (U.K.), BAT, and Altria (U.S.).

Kone, a Finnish elevator manufacturer and servicer, continued to post strong gains. The stock was among the fund's better-performing holdings during the bear market of the past few years, as building managements are legally required to maintain elevators, even in difficult economic times. Furthermore, Kone holds a dominant market share in northern Europe.

The three weakest-performing stocks in the portfolio for the period were U.S. drug maker Merck, U.K. media company Capital Radio, and Dutch publisher Reed Elsevier. Notably, only Merck detracted from the fund's overall gains. The recent pressure on the stock has been driven by Merck's discontinuation of two drugs in Phase III trials: MK-0869, its new compound for depression, and MK-767, a dual-acting glitazone for diabetes. In addition, Zocor, a winner in the cholesterol-lowering category, is coming off patent protection in 2006. However, we remain optimistic about the stock and, in November, added to the fund's position. In that month, Merck and Schering-Plough filed an approval for Zocor/Zetia that would offer dual cholesterol inhibition by targeting its production in the liver with Zocor and its absorption in the intestine with Zetia.

We continued to adhere to the fund's buy-and-hold investment strategy. We did not initiate any new positions, and the only final sale during the period occurred in October. After holding the stock since 1998, we sold the fund's stake in Switzerland's Richemont, a maker of luxury goods such as jewelry, watches, and writing implements. Richemont has a well-recognized portfolio of brands including Cartier, Piaget,

Van Cleef & Arpels, Dunhill, and Montblanc, among others. We had been reducing the position over time, and the final sale did benefit the fund. The company has been going through a restructuring and we sold the position after several interviews with management left us with unresolved concerns about the restructuring plans and its valuation.

We remain focused on the Global Franchise philosophy of exceptional quality at compelling value, seeking investment opportunities in companies with strong business franchises protected by a dominant intangible asset. Additionally, we demand sound management, substantial free cash flow and growth potential. We invest in these high-quality companies only when we can identify compelling value, as measured by a current free-cash-flow yield in excess of the risk-free bond yield. In following this philosophy, we seek to deliver attractive returns while minimizing business risk and valuation risk. We expect the portfolio to outperform broadly based benchmarks over the long term with less-than-average volatility.

THERE IS NO GUARANTEE THAT THE SECURITIES MENTIONED WILL CONTINUE TO PERFORM WELL OR BE HELD BY THE FUND IN THE FUTURE.

TOP 10 HOLDINGS AS OF 12/31/03

British American Tobacco plc          7.8%
Cadbury Schweppes plc                 5.8
Altria Group Inc                      4.9
Kone Oyj                              4.8
Swedish Match                         4.8
Nestle SA                             4.7
Diageo plc                            4.5
Groupe Danone                         4.5
Reckitt Benckiser plc                 4.4
Allied Domecq plc                     4.2

TOP 5 INDUSTRIES AS OF 12/31/03

Tobacco                              20.3%
Pharmaceuticals                      15.3
Packaged Foods                       15.1
Distillers & Vintners                13.3
Publishing                           10.1

TOP 5 COUNTRIES AS OF 12/31/03

United Kingdom                       39.9%
United States                        22.7
Switzerland                           7.8
France                                7.4
Finland                               4.8

Subject to change daily. All percentages are as a percentage of long-term investments. Provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned or securities in the industries shown above. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

ANNUAL HOUSEHOLDING NOTICE

     To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

PROXY VOTING POLICIES AND PROCEDURES

     A description of the fund's policies and procedures with respect to the voting of proxies relating to the fund's portfolio securities is available without charge, upon request, by calling 1-800-847-2424. This information is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS              THE FOLLOWING PAGES DETAIL YOUR FUND'S
DECEMBER 31, 2003 (UNAUDITED)        PORTFOLIO OF INVESTMENTS AT THE END OF THE
                                     REPORTING PERIOD.

                                                                                MARKET
DESCRIPTION                                                     SHARES          VALUE
COMMON STOCKS 95.0%
CANADA 3.0%
Torstar Corp., Class B                                         1,364,691    $   30,633,873
                                                                            --------------

FINLAND 4.5%
Kone Oyj, Class B                                                821,089        47,071,181
                                                                            --------------

FRANCE 7.1%
Aventis, SA                                                      436,907        28,845,214
Groupe Danone                                                    272,544        44,434,917
                                                                            --------------
                                                                                73,280,131
                                                                            --------------

ITALY 2.5%
Davide Campari-Milano S.p.A.                                     529,381        25,679,263
                                                                            --------------

NETHERLANDS 2.7%
Reed Elsevier NV                                               2,288,018        28,395,475
                                                                            --------------

SPAIN 3.8%
Zardoya Otis S.A.                                              1,900,234        39,504,312
                                                                            --------------

SWEDEN 4.5%
Swedish Match AB                                               4,581,434        46,815,621
                                                                            --------------

SWITZERLAND 7.4%
Nestle, SA (Registered)                                          185,648        46,363,236
Novartis AG                                                      674,068        30,589,928
                                                                            --------------
                                                                                76,953,164
                                                                            --------------

UNITED KINGDOM 37.9%
Allied Domecq plc                                              5,412,346        41,640,268
British American Tobacco plc                                   5,619,703        77,242,226
Cadbury Schweppes plc                                          7,843,868        57,442,001
Capital Radio plc                                              2,522,883        21,166,335
Diageo plc                                                     3,402,724        44,644,170
GlaxoSmithKline plc                                            1,478,239        33,775,775
Imperial Tobacco Group Plc                                     1,425,058        27,981,817
Reckitt Benckiser plc                                          1,907,536        43,039,826
SMG plc                                                       12,905,261        26,722,401
WPP Group plc                                                  1,940,676        19,001,171
                                                                            --------------
                                                                               392,655,990
                                                                            --------------

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2003 (UNAUDITED)

                                                                                MARKET
DESCRIPTION                                                     SHARES          VALUE
UNITED STATES 21.6%
Altria Group, Inc.                                               881,789    $   47,986,957
Bristol-Myers Squibb Co.                                         898,131        25,686,547
Brown-Forman Corp., Class B                                      207,842        19,422,835
Fortune Brands, Inc.                                             294,405        21,047,013
Kimberly-Clark Corp.                                             635,320        37,541,059
Merck & Co., Inc.                                                689,713        31,864,741
New York Times Co., Class A                                      842,100        40,243,959
                                                                            --------------
                                                                               223,793,111
                                                                            --------------

TOTAL LONG-TERM INVESTMENTS 95.0%
  (Cost $793,177,524)                                                          984,782,121

REPURCHASE AGREEMENT 4.8%
State Street Bank & Trust Co. ($49,805,000 par
collateralized by U.S. Government obligations in a
pooled cash account, dated 12/31/03, to be sold on
01/02/04 at $49,806,799)
  (Cost $49,805,000)                                                            49,805,000
                                                                            --------------

TOTAL INVESTMENTS 99.8%
  (Cost $842,982,524)                                                        1,034,587,121

FOREIGN CURRENCY 0.0%
  (Cost $407,985)                                                                  411,985

OTHER ASSETS IN EXCESS OF LIABILITIES 0.2%                                       1,551,731
                                                                            --------------

NET ASSETS 100.0%                                                           $1,036,550,837
                                                                            ==============

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2003 (UNAUDITED)

           SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION

                                                         MARKET       PERCENT OF
INDUSTRY                                                 VALUE        NET ASSETS
Tobacco                                               $200,026,622      19.3%
Pharmaceuticals                                        150,762,204      14.5%
Packaged Foods                                         148,240,154      14.3%
Distillers & Vintners                                  131,386,536      12.7%
Publishing                                              99,273,307       9.6%
Industrial Machinery                                    86,575,493       8.4%
Household Products                                      80,580,885       7.8%
Broadcasting & Cable TV                                 47,888,736       4.6%
Housewares & Specialties                                21,047,013       2.0%
Advertising                                             19,001,171       1.8%
                                                      ------------      ----
                                                      $984,782,121      95.0%
                                                      ============      ====

                                               SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2003 (UNAUDITED)

ASSETS:
Total Investments (Cost $842,982,524)                                    $1,034,587,121
Foreign Currency (Cost $407,985)                                                411,985
Cash                                                                                845
Receivables:
  Fund Shares Sold                                                            7,342,029
  Dividends                                                                   2,543,139
  Interest                                                                          899
Other                                                                            42,094
                                                                         --------------
     Total Assets                                                         1,044,928,112
                                                                         --------------
LIABILITIES:
Payables:
  Fund Shares Repurchased                                                     1,529,599
  Investment Advisory Fee                                                       805,720
  Distributor and Affiliates                                                    625,405
  Investments Purchased                                                         254,669
Forward Foreign Currency Contracts                                            5,051,942
Accrued Expenses                                                                 61,719
Directors' Deferred Compensation and Retirement Plans                            48,221
                                                                         --------------
     Total Liabilities                                                        8,377,275
                                                                         --------------
NET ASSETS                                                               $1,036,550,837
                                                                         ==============

NET ASSETS CONSIST OF:
Capital (Par value of $.001 per share with 1,125,000,000
  shares authorized)                                                     $  858,434,599
Net Unrealized Appreciation                                                 186,639,549
Accumulated Undistributed Net Investment Income                              (2,101,836)
Accumulated Net Realized Loss                                                (6,421,475)
                                                                         --------------
NET ASSETS                                                               $1,036,550,837
                                                                         ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
     Net asset value and redemption price per
     share (Based on net assets of $573,611,335
     and 28,650,830 shares of beneficial interest
     issued and outstanding)                                             $        20.02
     Maximum sales charge (5.75% of offering price)                                1.22
                                                                         --------------
     Maximum offering price to public                                    $        21.24
                                                                         ==============
  Class B Shares:
     Net asset value and offering price per share
     (Based on net assets of $287,594,180 and
     14,562,923 shares of beneficial interest
     issued and outstanding)                                             $        19.75
                                                                         ==============
  Class C Shares:
     Net asset value and offering price per share
     (Based on net assets of $175,345,322 and
     8,805,096 shares of beneficial interest
     issued and outstanding)                                             $        19.91
                                                                         ==============

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2003 (UNAUDITED)

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $604,751)                 $    8,263,676
Interest                                                                        138,372
                                                                         --------------
  Total Income                                                                8,402,048
                                                                         --------------

EXPENSES:
Investment Advisory Fee                                                       4,001,652
Distribution (12b-1) and Service Fees (Attributed to
  Classes A, B and C of $547,885, $1,180,662 and
  $707,938, respectively)                                                     2,436,485
Shareholder Services                                                            829,186
Custody                                                                          73,098
Legal                                                                            26,670
Directors' Fees and Related Expenses                                             10,793
Other                                                                           260,263
                                                                         --------------
     Total Expenses                                                           7,638,147
     Less Credits Earned on Cash Balances                                           573
                                                                         --------------
     Net Expenses                                                             7,637,574
                                                                         --------------
NET INVESTMENT INCOME                                                    $      764,474
                                                                         ==============

REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments                                                            $    3,583,260
  Foreign Currency Contracts                                                 (7,466,738)
  Foreign Currency Transactions                                                  70,194
                                                                         --------------
Net Realized Loss                                                            (3,813,284)
                                                                         --------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period                                                    34,837,476
  End of the Period:
     Investments                                                            191,604,597
     Foreign Currency Contracts                                              (5,051,942)
     Foreign Currency Translation                                                86,894
                                                                         --------------
                                                                            186,639,549
                                                                         --------------
Net Unrealized Appreciation During the Period                               151,802,073
                                                                         --------------
NET REALIZED AND UNREALIZED GAIN                                         $  147,988,789
                                                                         ==============
NET INCREASE IN NET ASSETS FROM OPERATIONS                               $  148,753,263
                                                                         ==============

                                               SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                        SIX MONTHS ENDED    YEAR ENDED
                                                       DECEMBER 31, 2003   JUNE 30, 2003
                                                       ---------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income                                    $      764,474    $   5,034,166
Net Realized Loss                                            (3,813,284)      (8,298,546)
Net Unrealized Appreciation During the Period               151,802,073       22,139,251
                                                         --------------    -------------
Change in Net Assets from Operations                        148,753,263       18,874,871
                                                         --------------    -------------

Distributions from Net Investment Income:
  Class A Shares                                             (1,678,196)             -0-
  Class B Shares                                                    -0-              -0-
  Class C Shares                                                    -0-              -0-
                                                         --------------    -------------
                                                             (1,678,196)             -0-
                                                         --------------    -------------

Distributions from Net Realized Gain:
  Class A Shares                                                    -0-          (53,503)
  Class B Shares                                                    -0-          (31,709)
  Class C Shares                                                    -0-          (18,163)
                                                         --------------    -------------
                                                                    -0-         (103,375)
                                                         --------------    -------------
Total Distributions                                          (1,678,196)        (103,375)
                                                         --------------    -------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES         147,075,067       18,771,496
                                                         --------------    -------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold                                   374,058,435      751,352,095
Net Asset Value of Shares Issued Through
  Dividend Reinvestment                                       1,565,137           92,201
Cost of Shares Repurchased                                 (183,141,433)    (340,243,513)
                                                         --------------    -------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS          192,482,139      411,200,783
                                                         --------------    -------------
TOTAL INCREASE IN NET ASSETS                                339,557,206      429,972,279

NET ASSETS:
Beginning of the Period                                     696,993,631      267,021,352
                                                         --------------    -------------
End of the Period (Including accumulated undistributed
  net investment income of ($2,101,836) and
  ($1,188,114), respectively)                            $1,036,550,837    $ 696,993,631
                                                         ==============    =============

SEE NOTES TO FINANCIAL STATEMENTS

                                     THE FOLLOWING SCHEDULE PRESENTS FINANCIAL
FINANCIAL HIGHLIGHTS                 HIGHLIGHTS FOR ONE SHARE OF THE FUND
(UNAUDITED)                          OUTSTANDING THROUGHOUT THE PERIODS
                                     INDICATED.

                                                                                                    SEPTEMBER 25,
                                                                                                        1998
                                     SIX                                                            (COMMENCEMENT
                                    MONTHS                                                          OF INVESTMENT
                                    ENDED                         YEAR ENDED JUNE 30,               OPERATIONS) TO
                                  DECEMBER 31,      ---------------------------------------------     JUNE 30,
CLASS A SHARES                      2003 (a)        2003 (a)      2002 (a)   2001 (a)    2000 (a)     1999 (a)
                                  --------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                        $ 16.96       $ 17.23      $  14.91    $ 13.78     $ 11.98      $ 10.00
                                       -------       -------      --------    -------     -------      -------
  Net Investment
     Income                                .05           .22           .12        .15         .08          .14
  Net Realized and Unrealized
     Gain/Loss                            3.07          (.49)         2.31       1.89        2.22         1.97
                                       -------       -------      --------    -------     -------      -------
Total from Investment
  Operations                              3.12          (.27)         2.43       2.04        2.30         2.11
                                       -------       -------      --------    -------     -------      -------
Less:
  Distributions from
     Net Investment Income                 .06           -0-          (.11)      (.21)       (.32)        (.13)
  Distributions from
     Net Realized Gain                     -0-           -0-(c)        -0-       (.70)       (.18)         -0-
                                       -------       -------      --------    -------     -------      -------
Total Distributions                        .06           -0-(c)       (.11)      (.91)       (.50)        (.13)
                                       -------       -------      --------    -------     -------      -------
NET ASSET VALUE, END OF
  THE PERIOD                           $ 20.02       $ 16.96       $ 17.23    $ 14.91     $ 13.78      $ 11.98
                                       =======       =======      ========    =======     =======      =======

Total Return *(b)                       18.35%**      -1.49%        16.45%     15.13%      19.83%       21.22%**
Net Assets at End of
  the Period (In millions)             $ 573.6       $ 365.0       $ 139.3    $  15.8     $   1.9      $   1.2
Ratio of Expenses to
  Average Net Assets *                   1.52%         1.62%         1.80%      1.80%       1.80%        1.80%
Ratio of Net Investment
  Income to Average Net Assets *          .53%         1.40%          .73%      1.04%        .70%        1.57%
Portfolio Turnover                          4%**         24%           21%         8%         29%           9%**

* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to
  Average Net Assets (d)                   N/A           N/A         1.80%      2.76%       7.17%       13.55%
Ratio of Net Investment
  Income/Loss to
  Average Net Assets (d)                   N/A           N/A          .73%       .09%      (4.67%)     (10.17%)

**  Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or a contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Amount is less than $0.01 per share.

(d) For the year ended June 30, 2002, the impact on the Ratios of Expenses and Net Investment Income/Loss to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than .01%.

N/A--Not Applicable.

                                     THE FOLLOWING SCHEDULE PRESENTS FINANCIAL
FINANCIAL HIGHLIGHTS                 HIGHLIGHTS FOR ONE SHARE OF THE FUND
(UNAUDITED)                          OUTSTANDING THROUGHOUT THE PERIODS
                                     INDICATED.

                                                                                                    SEPTEMBER 25,
                                                                                                        1998
                                     SIX                                                            (COMMENCEMENT
                                    MONTHS                                                          OF INVESTMENT
                                    ENDED                         YEAR ENDED JUNE 30,               OPERATIONS) TO
                                  DECEMBER 31,      ---------------------------------------------     JUNE 30,
CLASS B SHARES                      2003 (a)        2003 (a)      2002 (a)   2001 (a)    2000 (a)     1999 (a)
                                  --------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                        $ 16.74       $ 17.14       $ 14.84    $ 13.73     $ 11.92      $ 10.00
                                       -------       -------       -------    -------     -------      -------
  Net Investment
     Income/Loss                          (.02)          .11           .01        .05        (.01)         .07
  Net Realized and Unrealized
     Gain/Loss                            3.03          (.51)         2.29       1.85        2.22         1.96
                                       -------       -------       -------    -------     -------      -------
Total from Investment
  Operations                              3.01          (.40)         2.30       1.90        2.21         2.03
                                       -------       -------       -------    -------     -------      -------
Less:
  Distributions from
     Net Investment Income                 -0-           -0-           -0-(c)    (.09)       (.22)       (.11)
  Distributions from
     Net Realized Gain                     -0-           -0-(c)        -0-       (.70)       (.18)         -0-
                                       -------       -------       -------    -------     -------      -------
Total Distributions                        -0-           -0-(c)        -0-(c)    (.79)       (.40)        (.11)
                                       -------       -------       -------    -------     -------      -------
NET ASSET VALUE, END OF
  THE PERIOD                           $ 19.75       $ 16.74       $ 17.14    $ 14.84     $ 13.73      $ 11.92
                                       =======       =======       =======    =======     =======      =======

Total Return *(b)                       17.91%**      -2.25%        15.53%     14.16%      19.09%       20.40%**
Net Assets at End of
  the Period (In millions)             $ 287.6       $ 207.6       $  80.5    $   7.1     $   2.0      $    .6
Ratio of Expenses to
  Average Net Assets *                   2.27%         2.38%         2.55%      2.55%       2.55%        2.55%
Ratio of Net Investment
  Income/Loss to Average
  Net Assets *                           (.22%)         .70%          .05%       .34%       (.04%)        .77%
Portfolio Turnover                          4%**         24%           21%         8%         29%           9%**

* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to
  Average Net Assets (d)                   N/A           N/A         2.55%      3.82%       8.17%       14.45%
Ratio of Net Investment
  Income/Loss to Average
  Net Assets (d)                           N/A           N/A          .05%      (.93%)     (5.93%)     (11.12%)

** Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c) Amount is less than $0.01 per share.

(d) For the year ended June 30, 2002, the impact on the Ratios of Expenses and Net Investment Income/Loss to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than .01%.

N/A--Not Applicable.

SEE NOTES TO FINANCIAL STATEMENTS

                                     THE FOLLOWING SCHEDULE PRESENTS FINANCIAL
FINANCIAL HIGHLIGHTS                 HIGHLIGHTS FOR ONE SHARE OF THE FUND
(UNAUDITED)                          OUTSTANDING THROUGHOUT THE PERIODS
                                     INDICATED.

                                                                                                    SEPTEMBER 25,
                                                                                                        1998
                                     SIX                                                            (COMMENCEMENT
                                    MONTHS                                                          OF INVESTMENT
                                    ENDED                         YEAR ENDED JUNE 30,               OPERATIONS) TO
                                  DECEMBER 31,      ---------------------------------------------     JUNE 30,
CLASS C SHARES                      2003 (a)        2003 (a)      2002 (a)   2001 (a)    2000 (a)     1999 (a)
                                  --------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                        $ 16.88       $ 17.28       $ 14.96    $ 13.83     $ 12.02      $ 10.00
                                       -------       -------       -------    -------     -------      -------
  Net Investment
     Income/Loss                          (.02)          .11           .01        .05         -0-(c)      .06
  Net Realized and Unrealized
     Gain/Loss                            3.05          (.51)         2.31       1.87        2.21         2.07
                                       -------       -------       -------    -------     -------      -------
Total from Investment
  Operations                              3.03          (.40)         2.32       1.92        2.21         2.13
                                       -------       -------       -------    -------     -------      -------
Less:
  Distributions from
     Net Investment Income                 -0-           -0-           -0-(c)    (.09)       (.22)        (.11)
  Distributions from
     Net Realized Gain                     -0-           -0-(c)        -0-       (.70)       (.18)         -0-
                                       -------       -------       -------    -------     -------      -------
Total Distributions                        -0-           -0-(c)        -0-(c)    (.79)       (.40)        (.11)
                                       -------       -------       -------    -------     -------      -------
NET ASSET VALUE, END OF
  THE PERIOD                           $ 19.91       $ 16.88       $ 17.28    $ 14.96     $ 13.83      $ 12.02
                                       =======       =======       =======    =======     =======      =======

Total Return *(b)                       17.88%**      -2.24%        15.53%     14.19%      18.92%       21.40%**
Net Assets at End of
  the Period (In millions)             $ 175.3       $ 124.4       $  47.2    $   5.3     $   1.8      $    .5
Ratio of Expenses to
  Average Net Assets *                   2.27%         2.38%         2.55%      2.55%       2.55%        2.55%
Ratio of Net Investment
  Income/Loss to Average
  Net Assets *                           (.22%)         .73%          .04%       .34%       (.02%)        .69%
Portfolio Turnover                          4%**         24%           21%         8%         29%           9%**

* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to
  Average Net Assets (d)                   N/A           N/A         2.55%      3.84%       7.15%       16.07%
Ratio of Net Investment
  Income/Loss to Average
  Net Assets (d)                           N/A           N/A          .04%      (.95%)     (4.59%)     (12.83%)

**  Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Amount is less than $0.01 per share.

(d) For the year ended June 30, 2002, the impact on the Ratios of Expenses and Net Investment Income/Loss to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than .01%.

N/A--Not Applicable.

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2003 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES
The Van Kampen Global Franchise Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's primary investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of publicly traded equity securities of issuers located in the U.S. and other countries that, in the judgement of the Fund's investment adviser, have resilient business franchises and growth potential. The Fund commenced operations on September 25, 1998. Effective November 30, 2003, the Fund's investment adviser, Van Kampen Investment Advisory Corp. merged into its affiliate, Van Kampen Asset Management.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sales price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Forward foreign currency contracts are valued using quoted foreign exchange rates. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Board of Directors. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     The Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by the Adviser, or its affiliates, the daily aggregate of which is invested in

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2003 (UNAUDITED)

repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the fund.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees, which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

     The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2003, the Fund had an accumulated capital loss carryforward for tax purposes of $402,581, which will expire on June 30, 2011.

     At December 31, 2003, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes                                          $845,038,306
                                                                              ============
Gross tax unrealized appreciation                                             $191,623,769
Gross tax unrealized depreciation                                               (2,074,954)
                                                                              ------------
Net tax unrealized appreciation on investments                                $189,548,815
                                                                              ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

     The tax character of distributions paid during the year ended June 30, 2003 was as follows:

                                                                                    2003
Distributions paid from:
  Ordinary income                                                                 $    -0-
  Long-term capital gain                                                           101,184
  Return of Capital                                                                  2,191
                                                                                  --------
                                                                                  $103,375
                                                                                  ========

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2003 (UNAUDITED)

     As of June 30, 2003, the components of distributable earnings on a tax basis were as follows:

     Undistributed ordinary income                                         $1,677,859

     Net realized gains or losses may differ for financial and tax reporting purposes as a result of the deferral of losses relating to wash sale transactions.

F. EXPENSE REDUCTIONS During the six months ended December 31, 2003, the Fund's custody fee was reduced by $573 as a result of credits earned on cash balances.

G. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS The Fund may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation/depreciation on foreign currency translation.

     Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                                   % PER ANNUM
First $500 million                                                             1.00%
Next $500 million                                                              0.95%
Over $1 billion                                                                0.90%

     On August 11, 2003, the Adviser terminated the subadvisory agreement between the Adviser and Morgan Stanley Investment Management Inc. in respect of the Fund. On that date, the

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2003 (UNAUDITED)

Adviser entered into a subadvisory agreement with Morgan Stanley Investment Management Limited (the "Subadviser", a wholly owned subsidiary of Morgan Stanley) to provide advisory services to the Fund and the Adviser with respect to the Fund's investments.

     For the six months ended December 31, 2003, the Fund recognized expenses of approximately $10,600, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

     Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended December 31, 2003, the Fund recognized expenses of approximately $36,200, representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of "Other" and "Legal" expenses, respectively, on the Statement of Operations.

     Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended December 31, 2003, the Fund recognized expenses of approximately $705,700 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Directors.

     The Adviser has agreed to reimburse the Fund to the extent the total accounting, transfer agency and sub-transfer agency fees exceed 0.25% of the average daily net assets of the Fund. This reimbursement is voluntary in nature and can be discontinued at the Adviser's discretion.

     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

     The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the shares of those funds selected by the directors. Investments in such funds of $31,803 are included in "Other" assets on the Statement of Assets and Liabilities at December 31, 2003. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2003 (UNAUDITED)

3. CAPITAL TRANSACTIONS
At December 31, 2003, capital aggregated $478,119,990, $236,123,227 and
$144,191,382 for Classes A, B, and C, respectively. For the six months ended December 31, 2003, transactions were as follows:

                                                                  SHARES         VALUE
Sales:
   Class A                                                      15,724,571   $ 277,476,023
   Class B                                                       3,096,589      54,264,094
   Class C                                                       2,381,350      42,318,318
                                                               -----------   -------------
Total Sales                                                     21,202,510    $374,058,435
                                                               ===========   =============

Dividend Reinvestment:
   Class A                                                          81,348   $   1,565,137
   Class B                                                             -0-             -0-
   Class C                                                             -0-             -0-
                                                               -----------   -------------
Total Dividend Reinvestment                                         81,348   $   1,565,137
                                                               ===========   =============

Repurchases:
   Class A                                                      (8,674,254)  $(150,353,701)
   Class B                                                        (930,909)    (16,155,203)
   Class C                                                        (947,701)    (16,632,529)
                                                               -----------   -------------
Total Repurchases                                              (10,552,864)  $(183,141,433)
                                                               ===========   =============

     At June 30, 2003, capital aggregated $349,432,531, $198,014,336 and
$118,505,593 for Classes A, B, and C, respectively. For the year ended June 30, 2003, transactions were as follows:

                                                                  SHARES         VALUE
Sales:
   Class A                                                      31,784,765   $ 505,167,431
   Class B                                                       9,613,550     151,325,584
   Class C                                                       5,979,563      94,859,080
                                                               -----------   -------------
Total Sales                                                     47,377,878   $ 751,352,095
                                                               ===========   =============

Dividend Reinvestment:
   Class A                                                           3,111   $      48,694
   Class B                                                           1,857          28,795
   Class C                                                             940          14,712
                                                               -----------   -------------
Total Dividend Reinvestment                                          5,908   $      92,201
                                                               ===========   =============

Repurchases:
   Class A                                                     (18,355,257)  $(289,414,440)
   Class B                                                      (1,913,133)    (29,784,301)
   Class C                                                      (1,343,217)    (21,044,772)
                                                               -----------   -------------
Total Repurchases                                              (21,611,607)  $(340,243,513)
                                                               ===========   =============

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2003 (UNAUDITED)

     Class B Shares automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. For the six months ended December 31, 2003 and year ended June 30, 2003, 21,584 and 18,895 Class B Shares converted to Class A Shares and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                                               CONTINGENT DEFERRED
                                                                  SALES CHARGE
                                                                 AS A PERCENTAGE
                                                                OF DOLLAR AMOUNT
                                                                SUBJECT TO CHARGE
                                                               -------------------
YEAR OF REDEMPTION                                             CLASS B     CLASS C
First                                                            5.00%      1.00%
Second                                                           4.00%       None
Third                                                            3.00%       None
Fourth                                                           2.50%       None
Fifth                                                            1.50%       None
Thereafter                                                        None       None

     For the six months ended December 31, 2003, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $409,500 and CDSC on redeemed shares of Classes B and C of approximately $285,600. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $190,690,373 and $30,715,838, respectively.

5.  DISTRIBUTION AND SERVICE PLANS
With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

     Annual fees under the Plans of up to 0.25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. The amount of distribution expenses incurred by Van Kampen and not yet reimbursed ("unreimbursed receivable") was approximately $7,114,600 and $300,900 for Class B and Class C Shares, respectively. This amount may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, any excess 12b-1 fees will be refunded to the Fund on a quarterly basis.

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2003 (UNAUDITED)

     Included in the fees for the six months ended December 31, 2003 are payments retained by Van Kampen of approximately $1,409,700 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $128,100.

6.  DERIVATIVE FINANCIAL INSTRUMENTS
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

     The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to manage the portfolio's foreign currency exposure or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

     Summarized below are the specific types of derivative financial instruments used by the Fund.

FORWARD FOREIGN CURRENCY CONTRACTS These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on foreign currency transactions.

     At December 31, 2003, the Fund had outstanding forward foreign currency contracts as follows:

                                                                               UNREALIZED
                                                                CURRENT       APPRECIATION/
                                                                 VALUE        DEPRECIATION
SHORT CONTRACTS:
 British Pound, 74,420,000 expiring 1/8/04                     $132,762,616     $(5,051,942)
                                                               ============     ===========

7.  LEGAL MATTERS
The Adviser, certain affiliates of the Adviser and certain investment companies advised by the Adviser or its affiliates, including the Fund, are named as defendants in a number of recently filed, similar class action complaints. These complaints generally allege that defendants, including the Fund, violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Adviser and certain affiliates of the Adviser allegedly offered economic incentives to brokers and others to steer investors to the funds advised by the Adviser or its affiliates rather than funds managed by other companies, and (ii) that the funds advised by the Adviser or its affiliates, including the Fund, allegedly paid excessive commissions to brokers in return for their alleged efforts to steer investors to these funds. The complaints seek, among other things, unspecified compensatory damages, rescissionary damages, fees and costs. The defendants

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2003 (UNAUDITED)

intend to move to dismiss these actions and otherwise vigorously to defend them. While the Fund believes that it has meritorious defenses, the ultimate outcome of these matters is not presently determinable at this early stage of the litigation, and no provision has been made in the Fund's financial statements for the effect, if any, of these matters.

BOARD OF DIRECTORS AND IMPORTANT ADDRESSES
VAN KAMPEN GLOBAL FRANCHISE FUND

BOARD OF DIRECTORS

DAVID C. ARCH

J. MILES BRANAGAN

JERRY D. CHOATE

ROD DAMMEYER

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

HOWARD J KERR

MITCHELL M. MERIN *

JACK E. NELSON

RICHARD F. POWERS, III *

HUGO F. SONNENSCHEIN

WAYNE W. WHALEN * - Chairman

SUZANNE H. WOOLSEY


INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, NY 10020


INVESTMENT SUBADVISER

MORGAN STANLEY INVESTMENT
MANAGEMENT LIMITED
25 Cabot Square
Canary Wharf
London, United Kingdom E14 4QA

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1221 Avenue of the Americas
New York, NY 10020


SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947


CUSTODIAN

STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110


LEGAL COUNSEL

SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606


INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 N. Stetson Avenue
Chicago, IL 60601


* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

YOUR NOTES

VAN KAMPEN
PRIVACY NOTICE

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you conduct with us, our affiliates, or third parties. We may also collect information you provide when using our Web site, and text files (also known as "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.


                                        Van Kampen Funds Inc.
                                        1 Parkview Plaza, P.O. Box 5555
                                        Oakbrook Terrace, IL 60181-5555
                                        www.vankampen.com


                          [VAN KAMPEN INVESTMENTS LOGO]

                          GENERATIONS OF EXPERIENCE(SM)


                     Copyright(C)2004 Van Kampen Funds Inc. All rights reserved. Member NASD/SIPC. 475, 575, 675
                     GLF SAR 2/04  13653B04-AP-2/04

VAN KAMPEN
GLOBAL VALUE EQUITY FUND

SEMIANNUAL REPORT


DECEMBER 31, 2003

[PHOTO OF MAN FISHING]

[PHOTO OF MAN/WOMAN DANCING AT WEDDING]

[PHOTO OF MAN/GIRL SAILING]

[PHOTO OF MAN/WOMAN WALKING]

ENJOY LIFE'S TRUE WEALTH


[VAN KAMPEN INVESTMENTS LOGO]

GENERATIONS OF EXPERIENCE(SM)

PRIVACY NOTICE INFORMATION ON THE BACK.

WELCOME, SHAREHOLDER

In this report, you'll learn about how your investment in Van Kampen Global Value Equity Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of December 31, 2003.


This material must be preceded or accompanied by a prospectus for the fund being offered.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the fund will achieve its investment objective. The fund is subject to market risk which is the possibility that the market values of securities owned by the fund will decline and, therefore, the value of the fund shares may be less than what you paid for them. Accordingly, you can lose money investing in this fund. Please see the prospectus for more complete information on investment risks.


       NOT FDIC INSURED     OFFER NO BANK GUARANTEE    MAY LOSE VALUE

       NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY    NOT A DEPOSIT

PERFORMANCE SUMMARY


AVERAGE ANNUAL TOTAL RETURNS

                          A SHARES              B SHARES               C SHARES
                       SINCE 10/29/97        SINCE 10/29/97         SINCE 10/29/97
---------------------------------------------------------------------------------------
  AVERAGE ANNUAL    W/O SALES    W/SALES   W/O SALES   W/SALES   W/O SALES   W/SALES
  TOTAL RETURNS      CHARGES     CHARGES    CHARGES    CHARGES    CHARGES    CHARGES
  Since Inception      3.48%       2.49%      2.75%      2.75%      2.80%      2.80%

  5-year               1.86        0.66       1.17       0.91       1.23       1.23

  1-year              28.80       21.41      27.70      22.70      28.24      27.24

  6-month             20.71       13.83      20.38      15.38      20.30      19.30

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, and fund shares, when redeemed, may be worth more or less than their original cost. The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses.

As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and 1.00 percent for Class B and C shares. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the fund's returns would have been lower.

MSCI World Index with net dividends measures the performance of securities with reinvested dividends on the exchanges of North America, Europe, and Asia. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment.

FUND REPORT
FOR THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2003


Van Kampen Global Value Equity Fund is managed within the Global Value team.(1) Current members include Frances Campion, Managing Director; Paul Boyne, Executive Director; Emilio Alvarez, Executive Director; Martin Moorman, Vice President; and Doug McGraw, Senior Associate.

MARKET OVERVIEW

The world's equity markets rallied strongly during the six months ended December 31, 2003, on signs of substantial improvement in economic activity. The gross domestic product (GDP) growth rate in the United States surged to 8.2 percent in the third quarter of 2003, and accommodative monetary and fiscal policy appeared to be taking effect with increased corporate profits and spending. Economically sensitive sectors led the market, with technology, basic materials and industrials enjoying the strongest gains. More traditionally defensive sectors that had outperformed in previous years lagged in 2003. Maintaining its downward trend of the past few years, the telecommunications sector continued to suffer in the United States from overcapacity and an unfavorable regulatory environment.

Performance was positive across all major markets, though each responded to slightly different drivers. Driven by a combination of positive factors, not the least of which was relatively low valuations compared to other regions, Japan had the strongest performance during the period among the developed markets. The Japanese economy also began to show signs of life after a protracted decline. Economic activity was further boosted by the country's close trading relationship with China.

The European stock markets were similarly strong in U.S.-dollar terms, though for different reasons than Japan. While the dollar's 20 percent decline against the euro played a major role in the outperformance of European markets, this scenario was also the result of the composition of the major European stock-market indexes. These indexes hold significant weightings in the technology, materials, banks and capital-goods sectors--and these more cyclical sectors of the French, German and Spanish markets did well in the rally.

Like Europe, the relative performance of the U.K. among the world's equity markets was in large part the result of the composition of its economy. The U.K. stock market is dominated by the consumer-staples and oil sectors. Consumer-staples companies, which tend to have more stable (and thus less cyclical) growth characteristics, trailed in the cyclical rally. The British oil sector also lagged, given an unfavorable currency and pricing dynamic. While the U.K. economy performed relatively well during the period, the Bank of England's decision to increase interest rates made the stock market somewhat less attractive to global investors.


(1)Team members may change at any time without notice.

PERFORMANCE ANALYSIS

Van Kampen Global Value Equity Fund's 20.71 percent gain (Class A shares unadjusted for sales charge) for the six-month period ended December 31, 2003, outperformed that of its benchmark, the MSCI World Index with net dividends, which returned 19.79 percent for the same period.

Our bottom-up process yielded strong results in several key sectors. We identified several attractive purchase candidates in the materials sector, and as a result built up an overweighted position relative to the MSCI World Index with net dividends during the period. Both the overweighted position and our stock selection gave the fund exposure to one of the best-performing areas of the world's markets. The fund also benefited from our strong stock selection in the consumer-staples sector. While the sector lagged as a whole during the cyclical rally, our stock picks were supported by their strong franchise and enterprise values. The fund also gained from its reduced exposure in health care, while our stock picks within the sector outperformed their peers as a result of the strong prospects for their upcoming drugs.

In regional terms, generally low valuations led us to build an overweight position in Japan, relative to the MSCI World Index with net dividends. This position benefited the fund, given Japan's strong performance among the world's markets. The fund's performance was also boosted by our security selection within the U.S. market, which provided the greatest contribution to outperformance. The fund's underweight position in the United States was also a boon, as the U.S. market trailed most other major markets during the rally.

Telecommunications and technology detracted from the fund's overall performance during the period. A slight overweight position in telecommunications hurt the fund as the sector did not perform well relative to other sectors that gained more sharply. Our unwillingness to pay premium prices relative to forecasted earnings growth led to an underweight in the technology sector, which limited the fund's participation in the dramatic technology rally. Stock selection within the sector also hampered performance, as we avoided the more expensive information-technology stocks that rallied most strongly during the period.

Going forward, we will continue to adhere to our bottom-up strategy of seeking strong companies with competitive positioning and solid financial results that are selling at attractive valuations.

THERE IS NO GUARANTEE THAT THE SECURITIES MENTIONED WILL CONTINUE TO PERFORM WELL OR BE HELD BY THE FUND IN THE FUTURE.

TOTAL RETURN FOR THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2003

      CLASS A         CLASS B         CLASS C      MSCI WORLD INDEX WITH NET DIVIDENDS
       20.71%          20.38%          20.30%                    19.79%

The performance for the three share classes varies because each has different expenses. The fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and an index definition.

TOP 10 HOLDINGS AS OF 12/31/03

Wyeth Inc                             2.3%
Altria Group Inc                      2.2
Reed Elsevier International           2.1
IBM Corp                              2.1
Royal Dutch Petroleum Co              2.0
Nestle SA                             2.0
GlaxoSmithKline                       1.9
Vodafone Air Touch                    1.7
Kimberly-Clark Corp                   1.7
Aventis SA                            1.7

TOP 5 INDUSTRIES AS OF 12/31/03

Pharmaceuticals                      12.9%
Integrated Telecomm Services          6.3
Integrated Oil & Gas                  6.2
Diversified Banks                     5.0
Property & Casualty                   4.6

TOP 5 COUNTRIES AS OF 12/31/03

United States                        44.6%
United Kingdom                       15.8
Japan                                13.5
France                                7.2
Switzerland                           7.1

Subject to change daily. All percentages are as a percentage of long-term investments. Provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned or securities in the industries shown above. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

ANNUAL HOUSEHOLDING NOTICE

         To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

PROXY VOTING POLICIES AND PROCEDURES

         A description of the fund's policies and procedures with respect to the voting of proxies relating to the fund's portfolio securities is available without charge, upon request, by calling 1-800-847-2424. This information is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

                                 BY THE NUMBERS


YOUR FUND'S INVESTMENTS                THE FOLLOWING PAGES DETAIL YOUR FUND'S
                                       PORTFOLIO OF INVESTMENTS AT THE END OF
DECEMBER 31, 2003 (UNAUDITED)          THE REPORTING PERIOD.


                                                                                        MARKET
DESCRIPTION                                                              SHARES          VALUE
COMMON STOCKS  96.1%
CAYMAN ISLANDS  0.8%
XL Capital, Ltd.                                                          29,417     $  2,281,288
                                                                                     ------------
DENMARK  0.9%
Danisco A/S                                                               61,212        2,718,715
                                                                                     ------------
FINLAND  0.2%
Nokia Oyj                                                                 40,114          692,926
                                                                                     ------------
FRANCE  7.0%
Aventis, SA                                                               76,713        5,064,700
BNP Paribas, SA                                                           76,039        4,782,604
Compagnie de Saint-Gobain                                                 52,409        2,562,731
Groupe Danone                                                             10,101        1,646,843
Lafarge, SA                                                               40,348        3,589,056
Total SA                                                                  20,394        3,787,506
                                                                                     ------------
                                                                                       21,433,440
                                                                                     ------------
GERMANY  1.2%
BASF, AG                                                                  64,686        3,633,322
                                                                                     ------------
HONG KONG  0.5%
Hong Kong Electric Holdings, Ltd.                                        383,000        1,514,487
                                                                                     ------------
IRELAND  0.6%
Bank of Ireland                                                          140,807        1,916,026
                                                                                     ------------
ITALY  2.5%
ENI S.p.A.                                                               247,444        4,664,037
Telecom Italia S.p.A. (a)                                              1,403,835        2,856,552
                                                                                     ------------
                                                                                        7,520,589
                                                                                     ------------
JAPAN  13.1%
Canon, Inc.                                                               73,000        3,400,103
Fuji Photo Film Co., Ltd.                                                109,000        3,520,231
Fuji Television Network, Inc.                                                295        1,597,050
Fujitsu, Ltd.                                                            236,000        1,392,187
Hitachi, Ltd.                                                            293,000        1,766,724
Kao Corp.                                                                150,000        3,052,224
Mitsubishi Estate Co., Ltd.                                              331,000        3,138,993
Mitsui Sumitomo Insurance Co., Ltd.                                      495,000        4,065,898

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS

DECEMBER 31, 2003 (UNAUDITED)


                                                                                        MARKET
DESCRIPTION                                                              SHARES          VALUE
JAPAN (CONTINUED)
Nippon Telegraph & Telephone Corp.                                           757     $  3,653,045
Rohm Co., Ltd.                                                            18,900        2,215,746
Sankyo Co., Ltd.                                                         118,600        2,230,634
Sekisui House, Ltd.                                                      236,000        2,438,531
Sumitomo Electric Industries, Ltd.                                       252,000        2,253,381
Takeda Chemical Industries, Ltd.                                         100,000        3,966,958
Toyota Motor Corp.                                                        37,900        1,280,609
                                                                                     ------------
                                                                                       39,972,314
                                                                                     ------------
NETHERLANDS  2.8%
Heineken, NV                                                              86,300        3,282,671
ING Groep, NV (a)                                                         66,548        1,550,334
Koninklijke Royal Philips Electronics, NV                                 98,776        2,881,084
Unilever, NV                                                              13,111          856,521
                                                                                     ------------
                                                                                        8,570,610
                                                                                     ------------
REPUBLIC OF KOREA  0.2%
Samsung Electronics Co., Ltd.,
144A - Private Placement--GDR (b)                                          3,945          741,660
                                                                                     ------------
SPAIN  0.9%
Antena 3 Television, SA (a)                                                    1               26
Telefonica, SA                                                           189,939        2,785,612
                                                                                     ------------
                                                                                        2,785,638
                                                                                     ------------
SWEDEN  0.5%
Nordea AB                                                                208,454        1,564,970
                                                                                     ------------
SWITZERLAND  6.9%
Converium Holdings, AG (a)                                                69,096        3,671,755
Holcim, Ltd.                                                              49,767        2,316,802
Nestle, SA                                                                23,451        5,856,590
Novartis, AG                                                              56,688        2,572,562
Roche Holding, AG                                                         21,635        2,181,335
Syngenta, AG (Registered)                                                 37,933        2,553,802
UBS, AG                                                                   26,976        1,846,656
                                                                                     ------------
                                                                                       20,999,502
                                                                                     ------------
UNITED KINGDOM  15.4%
Allied Domecq Plc                                                        529,328        4,072,423
BAA Plc                                                                  199,258        1,765,090
Cadbury Schweppes Plc                                                    640,792        4,692,631
Diageo Plc                                                               252,657        3,314,892
GlaxoSmithKline Plc                                                      249,964        5,711,342
Lloyds TSB Group Plc                                                     205,127        1,640,407
National Grid Transco Plc                                                224,381        1,603,128
Prudential Corp. Plc                                                     183,147        1,543,912

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS

DECEMBER 31, 2003 (UNAUDITED)


                                                                                        MARKET
DESCRIPTION                                                              SHARES          VALUE
UNITED KINGDOM (CONTINUED)
Reed Elsevier Plc                                                        759,240     $  6,332,557
Rentokil Initial Plc                                                     465,731        1,579,572
Rolls-Royce Group Plc                                                    614,639        1,944,720
Royal Bank of Scotland Group Plc                                          55,062        1,617,829
Scottish & Southern Energy Plc                                           218,675        2,627,029
Vodafone Group Plc                                                     2,084,437        5,153,345
WPP Group Plc                                                            172,534        1,689,281
Yell Group Plc                                                           313,137        1,704,845
                                                                                     ------------
                                                                                       46,993,003
                                                                                     ------------
UNITED STATES  42.6%
Alcoa, Inc.                                                               90,627        3,443,826
Altria Group, Inc.                                                       121,410        6,607,132
BellSouth Corp.                                                           59,938        1,696,245
BJ's Wholesale Club, Inc. (a)                                            102,254        2,347,752
Boeing Co.                                                                57,321        2,415,507
Boise Cascade Corp.                                                      135,907        4,465,904
Bristol-Myers Squibb Co.                                                 127,072        3,634,259
ChevronTexaco Corp.                                                       23,628        2,041,223
Coca-Cola Co.                                                             34,120        1,731,590
Du Pont (E.I.) de Nemours & Co.                                           18,623          854,609
Emerson Electric Co.                                                      17,605        1,139,924
Exxon Mobil Corp.                                                         45,713        1,874,233
First Data Corp.                                                          82,815        3,402,868
Gap, Inc. (The)                                                           56,693        1,315,845
General Dynamics Corp.                                                    32,817        2,966,329
Georgia-Pacific Corp.                                                    109,205        3,349,317
Hewlett-Packard Co.                                                      157,733        3,623,127
International Business Machines Corp.                                     66,380        6,152,098
J.P. Morgan Chase & Co.                                                   43,182        1,586,075
Kimberly-Clark Corp.                                                      87,142        5,149,221
Kroger Co. (a)                                                           134,713        2,493,538
Loews Corp.--Carolina Group                                               84,286        2,127,379
MBIA, Inc.                                                                60,379        3,576,248
McDonald's Corp.                                                         132,028        3,278,255
Mellon Financial Corp.                                                   122,301        3,927,085
Merck & Co., Inc.                                                         42,411        1,959,388
Merrill Lynch & Co., Inc.                                                 46,921        2,751,917
Motorola, Inc.                                                           329,850        4,640,990
New York Times Co., Class A                                               43,763        2,091,434
Northrop Grumman Corp.                                                    42,935        4,104,586
Parker Hannifin Corp.                                                     27,320        1,625,540
Pfizer, Inc.                                                             119,202        4,211,407
Prudential Financial, Inc.                                                58,558        2,445,968

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS

DECEMBER 31, 2003 (UNAUDITED)


                                                                                       MARKET
DESCRIPTION                                                              SHARES         VALUE
UNITED STATES (CONTINUED)
Royal Dutch Petroleum Co.--ADR (Netherlands)                             115,327     $  6,041,982
SBC Communications, Inc.                                                 143,763        3,747,901
Travelers Property Casualty Corp., Class A                               228,979        3,842,268
U.S. Bancorp                                                              61,071        1,818,694
Verizon Communications, Inc.                                             113,468        3,980,457
Viacom, Inc., Class B (a)                                                 35,853        1,591,156
Wells Fargo & Co.                                                         26,769        1,576,426
Wyeth, Inc.                                                              157,252        6,675,347
Xerox Corp. (a)                                                          136,858        1,888,640
                                                                                     ------------
                                                                                      130,193,690
                                                                                     ------------

TOTAL COMMON STOCKS  96.1%                                                            293,532,180
                                                                                     ------------
PREFERRED STOCKS  1.0%
GERMANY  0.4%
Porsche, AG                                                                1,901        1,126,973

UNITED STATES  0.6%
Ford Motor Co. Capital Trust II, 6.500%                                   36,176        2,020,430
                                                                                     ------------

TOTAL PREFERRED STOCKS                                                                  3,147,403
                                                                                     ------------
TOTAL LONG-TERM INVESTMENTS  97.1%
  (Cost $255,499,342)                                                                 296,679,583

REPURCHASE AGREEMENT  3.0%
State Street Bank & Trust Co. ($9,068,000 par collateralized by U.S. Government obligations in a pooled cash account,
  dated 12/31/03, to be sold on 01/02/04 at $9,068,327)
  (Cost $9,068,000)                                                                     9,068,000
                                                                                     ------------
TOTAL INVESTMENTS  100.1%
  (Cost $264,567,342)                                                                 305,747,583

FOREIGN CURRENCY  0.0%
  (Cost $24,411)                                                                           25,810

LIABILITIES IN EXCESS OF OTHER ASSETS  (0.1%)                                            (182,962)
                                                                                     ------------

NET ASSETS  100.0%                                                                   $305,590,431
                                                                                     ============

(a) Non-income producing security as this stock currently does not declare dividends.

(b) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

ADR--American Depositary Receipt

GDR--Global Depositary Receipt

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS

DECEMBER 31, 2003 (UNAUDITED)


           SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION

                                                                       MARKET         PERCENT OF
INDUSTRY                                                                VALUE         NET ASSETS
Pharmaceuticals                                                     $ 38,207,932         12.5%
Integrated Telecommunication Services                                 18,719,813          6.1
Integrated Oil & Gas                                                  18,408,981          6.0
Diversified Banks                                                     14,916,957          4.9
Property & Casualty                                                   13,765,702          4.5
Packaged Foods                                                        13,052,584          4.3
Aerospace & Defense                                                   11,431,141          3.7
Computer Hardware                                                     11,167,413          3.7
Tobacco                                                                8,734,511          2.9
Publishing                                                             8,423,990          2.8
Household Products                                                     8,201,445          2.7
Distillers & Vintners                                                  7,387,314          2.4
Construction Materials                                                 5,905,858          1.9
Communications Equipment                                               5,333,916          1.7
Office Electronics                                                     5,288,743          1.7
Wireless Telecommunication Services                                    5,153,345          1.7
Diversified Chemicals                                                  4,487,931          1.5
Specialty Stores                                                       4,465,904          1.5
Automobile Manufacturers                                               4,428,012          1.5
Electric Utilities                                                     4,141,516          1.4
Life & Health Insurance                                                3,989,879          1.3
Asset Management & Custody Banks                                       3,927,085          1.3
Reinsurance                                                            3,671,755          1.2
Photographic Products                                                  3,520,231          1.2
Aluminum                                                               3,443,826          1.1
Diversified Capital Markets                                            3,432,731          1.1
Data Processing & Outsourcing Services                                 3,402,868          1.1
Advertising                                                            3,394,127          1.1
Electrical Components & Equipment                                      3,393,305          1.1
Paper Products                                                         3,349,317          1.1
Brewers                                                                3,282,671          1.1
Restaurants                                                            3,278,255          1.1
Real Estate Management & Development                                   3,138,993          1.0
Semiconductors                                                         2,957,406          1.0
Consumer Electronics                                                   2,881,084          0.9
Investment Banking & Brokerage                                         2,751,917          0.9
Agricultural Products                                                  2,718,715          0.9
Building Products                                                      2,562,731          0.8
Fertilizers & Agricultural Chemicals                                   2,553,802          0.8
Food Retail                                                            2,493,538          0.8

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS

DECEMBER 31, 2003 (UNAUDITED)


     SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION (CONTINUED)

                                                                       MARKET         PERCENT OF
INDUSTRY                                                                VALUE         NET ASSETS
Homebuilding                                                        $  2,438,531         0.8%
Hypermarkets & Super Centers                                           2,347,752         0.8
Electronic Equipment Manufacturers                                     1,766,724         0.6
Airport Services                                                       1,765,091         0.6
Soft Drinks                                                            1,731,590         0.6
Industrial Machinery                                                   1,625,540         0.5
Multi-Utilities & Unregulated Power                                    1,603,128         0.5
Broadcasting & Cable TV                                                1,597,076         0.5
Movies & Entertainment                                                 1,591,156         0.5
Diversified Commercial Services                                        1,579,572         0.5
Other Diversified Financial Services                                   1,550,334         0.5
Apparel Retail                                                         1,315,845         0.4
                                                                    ------------        ----
                                                                    $296,679,583        97.1%
                                                                    ============        ====

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2003 (UNAUDITED)


ASSETS:
Total Investments (Cost $264,567,342)                                              $305,747,583
Foreign Currency (Cost $24,411)                                                          25,810
Cash                                                                                        524
Receivables:
  Dividends                                                                             822,626
  Fund Shares Sold                                                                      246,422
  Investments Sold                                                                       98,887
  Interest                                                                                  164
Other                                                                                    65,174
                                                                                   ------------
    Total Assets                                                                    307,007,190
                                                                                   ------------
LIABILITIES:
Payables:
  Fund Shares Repurchased                                                               457,983
  Distributor and Affiliates                                                            432,401
  Investment Advisory Fee                                                               250,757
Accrued Expenses                                                                        195,396
Directors' Deferred Compensation and Retirement Plans                                    80,222
                                                                                   ------------
    Total Liabilities                                                                 1,416,759
                                                                                   ------------
NET ASSETS                                                                         $305,590,431
                                                                                   ============
NET ASSETS CONSIST OF:
Capital (Par value of $.001 per share with $1,125,000,000 shares authorized)       $308,627,320
Net Unrealized Appreciation                                                          41,245,251
Accumulated Undistributed Net Investment Income                                      (1,053,075)
Accumulated Net Realized Loss                                                       (43,229,065)
                                                                                   ------------
NET ASSETS                                                                         $305,590,431
                                                                                   ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on net assets of
    $56,023,530 and 5,448,366 shares of beneficial interest issued
    and outstanding)                                                               $      10.28
    Maximum sales charge (5.75%* of offering price)                                         .63
                                                                                   ------------
    Maximum offering price to public                                               $      10.91
                                                                                   ============
  Class B Shares:
    Net asset value and offering price per share (Based on net assets of
    $223,922,859 and 22,283,835 shares of beneficial interest issued
    and outstanding)                                                               $      10.05
                                                                                   ============
  Class C Shares:
    Net asset value and offering price per share (Based on net assets of
    $25,644,042 and 2,544,437 shares of beneficial interest issued
    and outstanding)                                                               $      10.08
                                                                                   ============

* On sales of $50,000 or more, the sales charge will be reduced.

                                               SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2003 (UNAUDITED)


INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $106,613)                           $  2,448,163
Interest                                                                                 44,777
                                                                                   ------------
    Total Income                                                                      2,492,940
                                                                                   ------------
EXPENSES:
Investment Advisory Fee                                                               1,444,932
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C of
  $65,476, $1,062,772 and $117,223, respectively)                                     1,245,471
Shareholder Services                                                                    451,334
Custody                                                                                  55,120
Legal                                                                                    18,853
Directors' Fees and Related Expenses                                                      9,982
Other                                                                                   149,945
                                                                                   ------------
    Total Expenses                                                                    3,375,637
    Expense Reduction                                                                    95,248
                                                                                   ------------
    Net Expenses                                                                      3,280,389
                                                                                   ------------
NET INVESTMENT LOSS                                                                $   (787,449)
                                                                                   ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments                                                                      $ (2,352,539)
  Forward Foreign Currency Contracts                                                   (355,783)
  Foreign Currency Transactions                                                          36,078
                                                                                   ------------
Net Realized Loss                                                                    (2,672,244)
                                                                                   ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period                                                           (16,354,170)
                                                                                   ------------
  End of the Period:
    Investments                                                                      41,180,241
    Foreign Currency Translation                                                         65,010
                                                                                   ------------
                                                                                     41,245,251
                                                                                   ------------
Net Unrealized Appreciation During the Period                                        57,599,421
                                                                                   ------------
NET REALIZED AND UNREALIZED GAIN                                                   $ 54,927,177
                                                                                   ============
NET INCREASE IN NET ASSETS FROM OPERATIONS                                         $ 54,139,728
                                                                                   ============

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS

(UNAUDITED)

                                                                  SIX MONTHS ENDED      YEAR ENDED
                                                                 DECEMBER 31, 2003     JUNE 30, 2003
                                                                -------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income/Loss                                          $   (787,449)      $    765,178
Net Realized Loss                                                     (2,672,244)       (25,119,363)
Net Unrealized Appreciation/Depreciation During the Period            57,599,421        (31,196,797)
                                                                    ------------       ------------
Change in Net Assets from Operations                                  54,139,728        (55,550,982)
                                                                    ------------       ------------
Distributions from Net Investment Income:
  Class A Shares                                                        (518,530)               -0-
  Class B Shares                                                        (553,794)               -0-
  Class C Shares                                                         (62,502)               -0-
                                                                    ------------       ------------
Total Distributions                                                   (1,134,826)               -0-
                                                                    ------------       ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES                   53,004,902        (55,550,982)
                                                                    ------------       ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold                                             78,464,030        273,935,115
Net Asset Value of Shares Issued Through
  Dividend Reinvestment                                                1,066,712                -0-
Cost of Shares Repurchased                                          (108,145,969)      (331,770,674)
                                                                    ------------       ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS                   (28,615,227)       (57,835,559)
                                                                    ------------       ------------
TOTAL INCREASE/DECREASE IN NET ASSETS                                 24,389,675       (113,386,541)

NET ASSETS:
Beginning of the Period                                              281,200,756        394,587,297
                                                                    ------------       ------------
End of the Period (Including accumulated undistributed
  net investment income of ($1,053,075) and
  $869,200, respectively)                                           $305,590,431       $281,200,756
                                                                    ============       ============

                                               SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS                   THE FOLLOWING SCHEDULE PRESENTS FINANCIAL
                                       HIGHLIGHTS FOR ONE SHARE OF THE FUND
(UNAUDITED)                            OUTSTANDING THROUGHOUT THE
                                       PERIODS INDICATED.

                                         SIX MONTHS
                                            ENDED                          YEAR ENDED JUNE 30,
                                         DECEMBER 31,   --------------------------------------------------------------
CLASS A SHARES                             2003 (a)      2003 (a)     2002 (a)     2001 (a)     2000 (a)     1999 (a)
                                         -----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD                                $ 8.60        $ 9.90       $10.57       $11.10       $11.47       $11.12
                                            ------       -------       ------       ------       ------       ------
  Net Investment Income                        -0-           .07          .03          .07          .06          .05
  Net Realized and Unrealized
    Gain/Loss                                 1.78         (1.37)        (.60)         .38          .25          .40
                                            ------       -------       ------       ------       ------       ------
Total from Investment
  Operations                                  1.78         (1.30)        (.57)         .45          .31          .45
                                            ------       -------       ------       ------       ------       ------
Less:
  Distributions from Net
    Investment Income                          .10           -0-          .10          -0-          -0-          .09
  Distributions from Net
    Realized Gain                              -0-           -0-          -0-          .98          .68          .01
                                            ------       -------       ------       ------       ------       ------
Total Distributions                            .10           -0-          .10          .98          .68          .10
                                            ------       -------       ------       ------       ------       ------
NET ASSET VALUE, END OF
  THE PERIOD                                $10.28        $ 8.60       $ 9.90       $10.57       $11.10       $11.47
                                            ======       =======       ======       ======       ======       ======

Total Return* (b)                           20.71%**     -13.13%       -5.28%        3.97%        3.22%        4.05%
Net Assets at End of
  the Period (In millions)                  $ 56.0        $ 52.6       $ 59.0       $ 90.7       $ 81.7       $ 76.7
Ratio of Expenses to Average
  Net Assets*                                1.65%         1.67%        1.60%        1.64%        1.66%        1.65%
Ratio of Net Investment
  Income to Average
  Net Assets*                                 .07%          .88%         .26%         .60%         .53%         .44%
Portfolio Turnover                             29%**         24%          34%          33%          47%          40%

* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average
  Net Assets                                 1.72%        1.71%          N/A          N/A          N/A          N/A

Ratio of Net Investment Income
  to Average Net Assets                       .00%         .84%          N/A          N/A          N/A          N/A

**  Non-Annualized

N/A=Not Applicable

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or a contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS                   THE FOLLOWING SCHEDULE PRESENTS FINANCIAL
                                       HIGHLIGHTS FOR ONE SHARE OF THE FUND
(UNAUDITED)                            OUTSTANDING THROUGHOUT THE
                                       PERIODS INDICATED.

                                         SIX MONTHS
                                            ENDED                           YEAR ENDED JUNE 30,
                                         DECEMBER 31,   --------------------------------------------------------------
CLASS B SHARES                             2003 (a)      2003 (a)     2002 (a)     2001 (a)     2000 (a)     1999 (a)
                                         -----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD                                $ 8.37        $ 9.71       $10.35       $10.96       $11.42       $11.08
                                            ------       -------       ------       ------       ------       ------
  Net Investment Income/Loss                  (.03)          .01         (.05)        (.02)        (.04)        (.03)
  Net Realized and Unrealized
    Gain/Loss                                 1.73         (1.35)        (.56)         .39          .26          .39
                                            ------       -------       ------       ------       ------       ------
Total from Investment
    Operations                                1.70         (1.34)        (.61)         .37          .22          .36
                                            ------       -------       ------       ------       ------       ------
Less:
  Distributions from Net
    Investment Income                          .02           -0-          .03          -0-          -0-          .01
  Distributions from
    Net Realized Gain                          -0-           -0-          -0-          .98          .68          .01
                                            ------       -------       ------       ------       ------       ------
Total Distributions                            .02           -0-          .03          .98          .68          .02
                                            ------       -------       ------       ------       ------       ------
NET ASSET VALUE, END OF
  THE PERIOD                                $10.05        $ 8.37       $ 9.71       $10.35       $10.96       $11.42
                                            ======       =======       ======       ======       ======       ======

Total Return*(b)                            20.38%**     -13.80%       -5.81%        3.36%        2.24%        3.29%
Net Assets at End of
  the Period (In millions)                  $223.9        $205.6       $304.9       $383.9       $442.3       $596.3
Ratio of Expenses to Average
  Net Assets*                                2.41%         2.42%        2.35%        2.39%        2.41%        2.40%
Ratio of Net Investment
  Income/Loss to Average
  Net Assets*                                (.68%)         .10%        (.47%)       (.15%)       (.34%)       (.31%)
Portfolio Turnover                             29%**         24%          34%          33%          47%          40%

* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average
  Net Assets                                 2.48%         2.46%          N/A          N/A          N/A          N/A
Ratio of Net Investment
  Income/Loss to Average Net Assets          (.75%)         .06%          N/A          N/A          N/A          N/A

**  Non-Annualized

N/A=Not Applicable

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FINANCIAL HIGHLIGHTS                   THE FOLLOWING SCHEDULE PRESENTS FINANCIAL
                                       HIGHLIGHTS FOR ONE SHARE OF THE FUND
(UNAUDITED)                            OUTSTANDING THROUGHOUT THE
                                       PERIODS INDICATED.

                                         SIX MONTHS
                                            ENDED                           YEAR ENDED JUNE 30,
CLASS C SHARES                           DECEMBER 31,   --------------------------------------------------------------
                                           2003 (a)      2003 (a)     2002 (a)     2001 (a)     2000 (a)     1999 (a)
                                         -----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD                                $ 8.40         $ 9.71       $10.35       $10.96       $11.42       $11.07
                                            ------         ------       ------       ------       ------       ------
Net Investment Income/Loss                    (.03)           .04         (.05)        (.02)        (.04)        (.03)
  Net Realized and Unrealized
    Gain/Loss                                 1.73          (1.35)        (.56)         .39          .26          .40
                                            ------         ------       ------       ------       ------       ------
Total from Investment
    Operations                                1.70          (1.31)        (.61)         .37          .22          .37
                                            ------         ------       ------       ------       ------       ------
Less:
  Distributions from Net
    Investment Income                          .02            -0-          .03          -0-          -0-          .01
  Distributions from Net
    Realized Gain                              -0-            -0-          -0-          .98          .68          .01
                                            ------         ------       ------       ------       ------       ------
Total Distributions                            .02            -0-          .03          .98          .68          .02
                                            ------         ------       ------       ------       ------       ------
NET ASSET VALUE, END OF
  THE PERIOD                                $10.08         $ 8.40       $ 9.71       $10.35       $10.96       $11.42
                                            ======         ======       ======       ======       ======       ======

Total Return*(b)                            20.30%**(d)   -13.49%(c)    -5.81%        3.36%        2.24%        3.39%
Net Assets at End of the
  Period (In millions)                      $ 25.6         $ 23.0       $ 30.7       $ 38.4       $ 42.6       $ 63.1
Ratio of Expenses to Average
  Net Assets*                                2.38%(d)       2.39%(d)     2.35%        2.39%        2.41%        2.40%
Ratio of Net Investment
  Income/Loss to Average
  Net Assets*                                (.66%)(d)       .44%(c)     (.47%)       (.15%)       (.36%)       (.32%)
Portfolio Turnover                             29%**          24%          34%          33%          47%          40%

* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average
  Net Assets                                 2.45%(d)       2.43%(d)       N/A          N/A          N/A          N/A
Ratio of Net Investment Income/
  Loss to Average Net Assets                 (.73%)(d)       .40%(c)       N/A          N/A          N/A          N/A

**  Non-Annualized

N/A=Not Applicable

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Certain non-recurring payments were made to Class C Shares, resulting in an increase to the Total Return and Ratio of Net Investment Income to Average Net Assets of .23% and .29%, respectively.

(d) The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect the refund of certain 12b-1 fees during the period.

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO

FINANCIAL STATEMENTS

DECEMBER 31, 2003 (UNAUDITED)

1.  SIGNIFICANT ACCOUNTING POLICIES
The Van Kampen Global Value Equity Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's primary investment objective is to seek long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers. The Fund commenced operations on October 29, 1997. Effective November 30, 2003, the Fund's investment adviser, Van Kampen Investment Advisory Corp. merged into its affiliate, Van Kampen Asset Management.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange are valued at the latest quoted sale price. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Forward foreign currency contracts are valued using quoted foreign exchange rates. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Board of Directors. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTION Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by the Adviser, or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due to the Fund.

NOTES TO

FINANCIAL STATEMENTS

DECEMBER 31, 2003 (UNAUDITED)

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees, which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

     The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2003, the Fund had an accumulated capital loss carryforward for tax purposes of $18,090,883, which will expire between June 30, 2010 and June 30, 2011.

     At December 31, 2003, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes                      $270,052,411
                                                          ============
Gross tax unrealized appreciation                         $ 50,042,669
Gross tax unrealized depreciation                          (14,347,497)
                                                          ------------
Net tax unrealized appreciation on investments            $ 35,695,172
                                                          ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

     As of June 30, 2003, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income                               $1,132,573

NOTES TO

FINANCIAL STATEMENTS

DECEMBER 31, 2003 (UNAUDITED)

     Net realized gains or losses may differ for financial and tax reporting purposes as a result of the deferral of losses relating to wash sale transactions.

F. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS The Fund may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation/depreciation on foreign currency translation.

     Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

     The Fund invests in issuers located in emerging markets. There are certain risks inherent in these investments not typically associated with issuers in the United States, including the smaller size of the markets themselves, lesser liquidity, greater volatility, and potentially less publicly available information. Emerging markets may be subject to a greater degree of government involvement in the economy and greater economic and political uncertainty, which has the potential to extend to government imposed restrictions on exchange traded transactions and currency transactions. These restrictions may impact the Fund's ability to buy or sell certain securities or to repatriate certain currencies to U.S. dollars. Additionally, changes in currency exchange rates will affect the value of and investment income from such securities.

2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $750 million                                               1.00%
Next $500 million                                                0.95%
Over $1.25 billion                                               0.90%

NOTES TO

FINANCIAL STATEMENTS

DECEMBER 31, 2003 (UNAUDITED)

     On August 11, 2003, the Adviser terminated the subsidiary agreement between the Adviser and Morgan Stanley Investment Management Inc. in respect of the Fund. On that date, the Adviser entered into a subadvisory agreement with Morgan Stanley Investment Management Limited (the "Subadviser", a wholly owned subsidiary of Morgan Stanley) to provide advisory services to the Fund and the Adviser with repect to the Fund's investments.

     For the six months ended December 31, 2003, the Fund recognized expenses of approximately $6,500, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

     Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended December 31, 2003, the Fund recognized expenses of approximately $24,200, representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of "Other" and "Legal" expenses, respectively, on the Statement of Operations.

     Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended December 31, 2003, the Fund recognized expenses of approximately $408,600 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Directors.

     The Adviser has agreed to reimburse the Fund to the extent the total accounting, transfer agency and sub-transfer agency fees exceed 0.25% of the average daily net assets of the Fund. For the six months ended December 31, 2003, the Adviser reimbursed $95,248 of these fees. This reimbursement is voluntary in nature and can be discontinued at the Adviser's discretion.

     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

     The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the shares of those funds selected by the directors. Investments in such funds of $51,183 are included in "Other" assets on the Statement of Assets and Liabilities at December 31, 2003. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

     For the six months ended December 31, 2003, the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of the the Adviser, totaling $12,894.

NOTES TO

FINANCIAL STATEMENTS

DECEMBER 31, 2003 (UNAUDITED)

3.  CAPITAL TRANSACTIONS
At December 31, 2003, capital aggregated $49,948,970, $232,670,321 and
$26,008,029 for Classes A, B, and C, respectively. For the six months ended December 31, 2003, transactions were as follows:

                                                              SHARES          VALUE
Sales:
   Class A                                                    8,455,795   $  75,003,442
   Class B                                                      289,922       2,613,658
   Class C                                                       93,466         846,930
                                                            -----------   -------------
Total Sales                                                   8,839,183   $  78,464,030
                                                            ===========   =============

Dividend Reinvestment:
   Class A                                                       47,866   $     470,998
   Class B                                                       55,772         536,529
   Class C                                                        6,139          59,185
                                                            -----------   -------------
Total Dividend Reinvestment                                     109,777   $   1,066,712
                                                            ===========   =============
Repurchases:
   Class A                                                   (9,172,709)  $ (81,801,802)
   Class B                                                   (2,613,697)    (23,634,882)
   Class C                                                     (299,047)     (2,709,285)
                                                            -----------   -------------
Total Repurchases                                           (12,085,453)  $(108,145,969)
                                                            ===========   =============

     At June 30, 2003, capital aggregated $56,276,332, $253,155,016 and
$27,811,199 for Classes A, B, and C, respectively. For the year ended June 30, 2003, transactions were as follows:

                                                              SHARES          VALUE
Sales:
  Class A                                                    32,180,167   $ 266,264,525
  Class B                                                       660,064       5,385,647
  Class C                                                       287,385       2,284,943
                                                            -----------   -------------
Total Sales                                                  33,127,616   $ 273,935,115
                                                            ===========   =============

Repurchases:
  Class A                                                   (32,021,384)  $(267,173,514)
  Class B                                                    (7,491,806)    (59,040,852)
  Class C                                                      (708,131)     (5,556,308)
                                                            -----------   -------------
Total Repurchases                                           (40,221,321)  $(331,770,674)
                                                            ===========   =============

NOTES TO

FINANCIAL STATEMENTS

DECEMBER 31, 2003 (UNAUDITED)

     Class B Shares automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. For the six months ended December 31, 2003 and the year ended June 30, 2003, 5,825 and 17,256 Class B Shares converted to Class A Shares, respectively, and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a CDSC. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                                                 CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                   AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                  SUBJECT TO CHARGE
                                                               -----------------------
YEAR OF REDEMPTION                                             CLASS B         CLASS C
First                                                           5.00%           1.00%
Second                                                          4.00%            None
Third                                                           3.00%            None
Fourth                                                          2.50%            None
Fifth                                                           1.50%            None
Sixth and Thereafter                                             None            None

     For the six months ended December 31, 2003, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $27,500 and CDSC on redeemed shares of approximately $36,500. Sales charges do not represent expenses of the Fund.

4.  INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $78,483,019 and $99,045,638, respectively.

5.  DISTRIBUTION AND SERVICE PLANS
With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

     Annual fees under the Plans of up to 0.25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. The amount of distribution expenses incurred by Van Kampen and not yet reimbursed ("unreimbursed receivable") was approximately $4,587,300 and $0 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, any excess 12b-1 fees will be refunded to the Fund on a quarterly basis.

NOTES TO

FINANCIAL STATEMENTS

DECEMBER 31, 2003 (UNAUDITED)

     Included in the fees for the six months ended December 31, 2003 are payments retained by Van Kampen of approximately $292,100 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $811,500.

6.  DERIVATIVE FINANCIAL INSTRUMENTS
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate, or index.

     The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to manage the Fund's foreign currency exposure or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a forward contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

     Forward foreign currency contracts are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on foreign currency transactions.

     At December 31, 2003, the Fund did not have any outstanding forward foreign currency contracts.

7.  LEGAL MATTERS
The Adviser, certain affiliates of the Adviser and certain investment companies advised by the Adviser or its affiliates, including the Fund, are named as defendants in a number of recently filed, similar class action complaints. These complaints generally allege that defendants, including the Fund, violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Adviser and certain affiliates of the Adviser allegedly offered economic incentives to brokers and others to steer investors to the funds advised by the Adviser or its affiliates rather than funds managed by other companies, and (ii) that the funds advised by the Adviser or its affiliates, including the Fund, allegedly paid excessive commissions to brokers in return for their alleged efforts to steer investors to these funds. The complaints seek, among other things, unspecified compensatory damages, rescissionary damages, fees and costs. The defendants intend to move to dismiss these actions and otherwise vigorously to defend them. While the Fund believes that it has meritorious defenses, the ultimate outcome of these matters is not presently determinable at this early stage of the litigation, and no provision has been made in the Fund's financial statements for the effect, if any, of these matters.

BOARD OF DIRECTORS AND IMPORTANT ADDRESSES
VAN KAMPEN GLOBAL VALUE EQUITY FUND

BOARD OF DIRECTORS

DAVID C. ARCH

J. MILES BRANAGAN

JERRY D. CHOATE

ROD DAMMEYER

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

HOWARD J KERR

MITCHELL M. MERIN*

JACK E. NELSON

RICHARD F. POWERS, III*

HUGO F. SONNENSCHEIN

WAYNE W. WHALEN* - Chairman

SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

INVESTMENT SUBADVISER

MORGAN STANLEY INVESTMENT
MANAGEMENT LIMITED
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1221 Avenue of the Americas
New York, New York 10020

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE, LLP
180 N. Stetson Avenue
Chicago, Illinois 60601

* "Interested Persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

VAN KAMPEN
PRIVACY NOTICE

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you conduct with us, our affiliates, or third parties. We may also collect information you provide when using our Web site, and text files (also known as "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

*   Includes Van Kampen Investments Inc.,
    Van Kampen Asset Management, Van Kampen Advisors Inc.,
    Van Kampen Funds Inc., Van Kampen Investor Services Inc.,
    Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.


                                          Van Kampen Funds Inc.
                                          1 Parkview Plaza, P.O. Box 5555
                                          Oakbrook Terrace, IL 60181-5555
                                          www.vankampen.com

                            [VAN KAMPEN INVESTMENTS LOGO]

                            GENERATIONS OF EXPERIENCE(SM)

                    Copyright (C)2004 Van Kampen Funds Inc. All rights reserved.
                    465, 565, 665                              Member NASD/SIPC.
                    MSGL SAR 2/04                               13668B04-AP-2/04

VAN KAMPEN
INTERNATIONAL MAGNUM FUND

SEMIANNUAL REPORT


DECEMBER 31, 2003

[PHOTO OF MAN FISHING]

[PHOTO OF MAN/WOMAN DANCING AT WEDDING]

[PHOTO OF MAN/GIRL SAILING]

[PHOTO OF MAN/WOMAN WALKING]

ENJOY LIFE'S TRUE WEALTH


[VAN KAMPEN INVESTMENTS LOGO]

GENERATIONS OF EXPERIENCE(SM)

PRIVACY NOTICE INFORMATION ON THE BACK.

WELCOME, SHAREHOLDER

In this report, you'll learn about how your investment in Van Kampen International Magnum Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of December 31, 2003.

This material must be preceded or accompanied by a prospectus for the fund being offered.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the fund will achieve its investment objective. The fund is subject to market risk which is the possibility that the market values of securities owned by the fund will decline and, therefore, the value of the fund shares may be less than what you paid for them. Accordingly, you can lose money investing in this fund. Please see the prospectus for more complete information on investment risks.

       NOT FDIC INSURED     OFFER NO BANK GUARANTEE     MAY LOSE VALUE
       NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY     NOT A DEPOSIT

PERFORMANCE SUMMARY

AVERAGE ANNUAL TOTAL RETURN

                         A SHARES                 B SHARES             C SHARES
                      SINCE 07/01/96           SINCE 07/01/96       SINCE 07/01/96
-------------------------------------------------------------------------------------
AVERAGE ANNUAL     W/O SALES   W/SALES    W/O SALES     W/SALES   W/O SALES   W/SALES
TOTAL RETURNS       CHARGES    CHARGES     CHARGES      CHARGES    CHARGES    CHARGES
Since Inception       0.86%      0.07%      0.16%        0.16%       0.16%     0.16%
5-year               -1.41      -2.57      -2.06        -2.35       -2.07     -2.07
1-year               30.57      23.01      29.65        24.65       29.62     28.62
6-month              23.90      16.72      23.51        18.51       23.52     22.52

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, and fund shares, when redeemed, may be worth more or less than their original cost. The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses.

As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and 1.00 percent for Class B and C shares. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the fund's returns would have been lower.

MSCI EAFE Index is an unmanaged index of common stocks from Europe, Australasia, New Zealand and the Far East. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment.

FUND REPORT
FOR THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2003

Van Kampen International Magnum Fund is managed by the International Magnum team.(1) Francine J. Bovich, Managing Director, is a current member of the team.

MARKET OVERVIEW

Equity markets staged an impressive rally during the six months ended December 31, 2003, on a wave of investor enthusiasm following the end of major combat in Iraq and massive liquidity stimulus. The rally was further supported by evidence of a synchronized global recovery, as stronger demand emerged in Asia and Europe. Even news of Wall Street scandals in the fourth quarter, which in prior years would have sent markets reeling, did not deflate investor enthusiasm.

Global-equity performance during the period was largely defined by two key trends. By far the strongest driver of performance for sectors and securities was their degree of sensitivity to the global economy. After suffering depressed valuations during the bear market, economically sensitive sectors dominated their more defensive counterparts in 2003, leading to global outperformance by the materials, industrials and technology sectors. Financial stocks also performed better than many had expected, since the sharp increase in interest rates that often accompanies economic growth remained dormant during the period. The second criteria involved the strength of a given company's balance sheet. Investors eager to get the greatest "bang for their buck" focused on smaller, more-highly leveraged companies than the larger, more-defensive stocks that had led during the bear market. The dominant stocks during the period were often those that combined these two traits.

Performance across the world's markets largely reflected these factors. For example, the Asian markets led much of the world given their economies' reliance on exports. This built-in economic sensitivity made them especially attractive to investors seeking a way to capitalize on impending economic growth. Japan led the world's developed markets, partially because of its close economic ties with rapidly growing China but also because of its own improving economy and corporate profitability. European markets also produced solid gains, especially France, Germany and Spain. In addition, currency appreciation provided added lift to European and Japanese market returns.

(1) Team members may change at any time without notice.

PERFORMANCE ANALYSIS

Van Kampen International Magnum Fund returned 23.90 percent for the six months ended December 31, 2003 (Class A shares unadjusted for sales charge). By comparison, major stock markets in Europe, Australasia, and the Far East also performed well as a group, as the fund's benchmark, the Morgan Stanley Capital International (MSCI) EAFE Index, returned 26.59 percent.

The disparity between the fund and its benchmark was driven by a combination of factors. The fund entered the period with a fairly conservative bias to defensive, steady-growth companies and away from more economically sensitive, cyclical names. As the period progressed, we came to believe that signs of economic growth around the world were increasingly credible, as they were supported by stimulative fiscal and monetary policy and the end of the war in Iraq. This belief led us to shift the portfolio toward economically sensitive companies that were well-positioned to benefit from continued economic growth. This strategy helped fund performance late in the period, but it did not fully capture these sectors' strong gains for the entire six-month period. Moreover, we remained true to the fund's long-term focus on large-capitalization, higher-quality companies, even within the more cyclical sectors. This approach limited the fund's exposure to the smaller, more speculative names that led in the rally.

The fund was a strong beneficiary of the rally in Asian markets during the period. We chose to emphasize the Hong Kong and Singapore markets as part of our effort to increase the fund's exposure to economically sensitive segments of the world's markets; this strategy boosted performance when these markets rallied. The fund also gained from strong stock selection across the region, particularly in banks, diversified financials and Hong Kong real estate. Additionally, the fund benefited from our decision to increase its exposure in Japan, though our stock selection there was not uniformly strong. We generally avoided Japanese bank stocks out of concern for high non-performing loans, poor loan portfolios and the possibility that restructuring would be required at the expense of shareholders. This decision eventually hampered performance as Japanese banking stocks performed unexpectedly well over the period, benefiting from low interest rates, an appreciating yen and the government's newly active stance on banking reform.

TOTAL RETURN FOR THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2003

     CLASS A     CLASS B    CLASS C    MSCI EAFE INDEX
      23.90%      23.51%     23.52%        26.59%

The performance for the three share classes varies because each has different expenses. The fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and an index definition.

The fund's performance in Europe was also strong, though several key decisions put a damper on returns there. We increased the fund's weighting in European stocks during the period, but because we made these additions toward the end of the period, the fund's participation in the rally in European markets (particularly Germany) was limited. In addition, the fund was overweighted in a large European pharmaceutical company that we believed had strong fundamentals but underperformed the market along with its peers due to news of patent expirations, generic-drug competition and a weak industry pipeline.

As during the period, we will remain focused on seeking attractively priced international stocks using a combination of strategic regional allocation and bottom-up stock selection. We believe our globally integrated approach helps us identify market efficiencies and international opportunities.

THERE IS NO GUARANTEE THAT THE SECURITIES MENTIONED WILL CONTINUE TO PERFORM WELL OR BE HELD BY THE FUND IN THE FUTURE.

TOP 10 HOLDINGS AS OF 12/31/03

Vodafone Group Plc                  2.9%
GlaxoSmithKline Plc                 2.7
Total SA Class B                    2.6
Novartis AG                         2.5
Shell Transport & Trading Co. Plc   2.5
Royal Bank of Scotland Group Plc    2.1
Nokia Oyj                           2.0
Royal Dutch Petroleum Co.           1.9
UBS AG                              1.7
BNP Paribas, SA                     1.5

TOP 5 INDUSTRIES AS OF 12/31/03

Diversified Banks                  12.3%
Pharmaceuticals                     9.3
Integrated Oil & Gas                8.4
Integrated Telecomm Services        5.2
Packaged Foods                      4.1

TOP 5 COUNTRIES AS OF 12/31/03

United Kingdom                     26.0%
Japan                              21.7
France                             11.1
Switzerland                        10.7
Netherlands                         6.4

Subject to change daily. All percentages are as a percentage of long-term investments. Provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned or securities in the industries shown above. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

ANNUAL HOUSEHOLDING NOTICE

     To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

PROXY VOTING POLICIES AND PROCEDURES

     A description of the fund's policies and procedures with respect to the voting of proxies relating to the fund's portfolio securities is available without charge, upon request, by calling 1-800-847-2424. This information is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS               THE FOLLOWING PAGES DETAIL YOUR FUND'S
DECEMBER 31, 2003 (UNAUDITED)         PORTFOLIO OF INVESTMENTS AT THE END OF THE
                                      REPORTING PERIOD.

                                                                                MARKET
DESCRIPTION                                                       SHARES         VALUE
COMMON AND PREFERRED STOCKS 94.8%
AUSTRALIA  2.7%
Amcor, Ltd.                                                           9,150   $     56,907
Australia and New Zealand Banking Group, Ltd.                         9,572        127,424
BHP Biliton, Ltd.                                                    40,978        376,115
Coles Myer, Ltd.                                                     10,650         60,623
Commonwealth Bank of Australia                                        7,750        171,851
Foster's Brewing, Ltd.                                               40,100        135,870
National Australia Bank, Ltd.                                         7,700        173,642
News Corp., Ltd.                                                     29,940        270,294
Qantas Airways, Ltd.                                                 26,963         66,793
Rio Tinto, Ltd.                                                      11,200        313,709
Westpac Banking Corp., Ltd.                                          13,400        161,332
                                                                              ------------
                                                                                 1,914,560
                                                                              ------------
BELGIUM  1.2%
AGFA-Gevaert, NV                                                      8,748        249,098
Fortis                                                               14,748        296,751
Solvay, SA                                                            3,452        299,018
                                                                              ------------
                                                                                   844,867
                                                                              ------------
BERMUDA  0.7%
Esprit Holdings, Ltd.                                                66,000        219,327
Johnson Electric Holdings, Ltd.                                      69,000         87,541
Li & Fung, Ltd.                                                      94,400        161,716
                                                                              ------------
                                                                                   468,584
                                                                              ------------
DENMARK  0.7%
Danske Bank A/S                                                      11,623        272,374
Novo-Nordisk A/S                                                      5,229        212,780
                                                                              ------------
                                                                                   485,154
                                                                              ------------
FINLAND  2.5%
Nokia Oyj                                                            76,547      1,322,267
Sampo Oyj, Class A                                                   24,455        252,659
TietoEnator Oyj                                                       7,233        197,757
                                                                              ------------
                                                                                 1,772,683
                                                                              ------------
FRANCE  10.5%
Aventis, SA                                                          12,181        804,207
Axa                                                                  27,367        585,144
BNP Paribas, SA                                                      16,285      1,024,273
Carrefour, SA (a)                                                     4,559        249,984
France Telecom, SA (a)                                               24,103        688,152

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2003 (UNAUDITED)

                                                                                MARKET
DESCRIPTION                                                       SHARES         VALUE
FRANCE (CONTINUED)
Groupe Danone                                                         1,673   $    272,762
Neopost, SA (a)                                                       3,143        158,401
Peugeot, SA                                                           3,096        157,593
Schneider Electric, SA                                               14,758        965,047
Societe Generale                                                      7,021        619,228
Technip, SA                                                           1,829        197,722
Total, SA, Class B                                                    9,576      1,778,423
                                                                              ------------
                                                                                 7,500,936
                                                                              ------------
GERMANY  4.8%
Adidas-Salomon, AG                                                    5,190        590,485
Bayerische Motoren Werke AG                                           2,128         98,533
Deutsche Boerse, AG                                                  10,691        583,930
Deutsche Telekom, AG (a)                                             23,533        430,227
E.ON, AG                                                              7,638        497,920
Porsche AG--Preferred Stock                                             332        196,820
SAP, AG                                                               1,457        244,430
Siemens, AG                                                           9,365        749,264
                                                                              ------------
                                                                                 3,391,609
                                                                              ------------
HONG KONG  1.7%
Bank of East Asia                                                    25,000         76,638
Cathay Pacific Airways, Ltd.                                        104,000        197,585
Cheung Kong Holdings, Ltd.                                           22,100        175,064
Great Eagle Holding Co.                                              50,000         59,894
Henderson Land Development Co., Ltd.                                 95,000        419,707
Hong Kong & China Gas Co., Ltd.                                      59,000         90,053
Hysan Development Co., Ltd.                                          51,000         78,828
Television Broadcasts, Ltd.                                          26,000        131,277
                                                                              ------------
                                                                                 1,229,046
                                                                              ------------
IRELAND  1.1%
Allied Irish Banks Plc (a)                                           18,321        293,161
Bank of Ireland                                                      38,455        523,275
                                                                              ------------
                                                                                   816,436
                                                                              ------------
ITALY  3.2%
ENI S.p.A.                                                           39,312        740,986
Telecom Italia S.p.A. (a)                                           171,158        506,779
Telecom Italia S.p.A.-RNC (a)                                       200,277        407,528
UniCredito Italiano S.p.A.                                          122,307        659,551
                                                                              ------------
                                                                                 2,314,844
                                                                              ------------
JAPAN  20.6%
Amada Co., Ltd.                                                      43,000        223,960
Canon, Inc.                                                           8,000        372,614
Casio Computer Co., Ltd.                                             27,000        285,789
Dai Nippon Printing Co., Ltd.                                        16,000        224,763

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2003 (UNAUDITED)

                                                                                MARKET
DESCRIPTION                                                       SHARES         VALUE
JAPAN (CONTINUED)
Daicel Chemical Industries, Ltd.                                     47,000   $    193,905
Daifuku Co., Ltd.                                                    37,000        165,427
Daikin Industries, Ltd.                                              16,000        369,627
Denki Kagaku Kogyo KK                                                63,000        202,875
East Japan Railway Co.                                                   49        230,970
FamilyMart Co., Ltd.                                                 11,100        252,803
Fuji Machine Manufacturing Co.                                        8,900        112,979
Fuji Photo Film Co., Ltd.                                            10,000        322,957
Fujitec Co., Ltd.                                                    15,000         64,685
Fujitsu, Ltd. (a)                                                    46,000        271,359
Furukawa Electric Co., Ltd.                                          32,000        106,333
Hitachi Capital Corp.                                                17,100        237,183
Hitachi High-Technologies Corp.                                       5,000         79,339
Hitachi, Ltd.                                                        53,000        319,578
House Foods Corp.                                                     9,800        110,957
Kaneka Corp.                                                         38,000        283,754
Kurita Water Industries, Ltd.                                        17,100        206,378
Kyocera Corp.                                                         4,400        293,237
Kyudenko Co., Ltd.                                                   14,000         57,498
Lintec Corp.                                                         11,000        175,265
Matsushita Electric Industrial Co., Ltd.                             31,000        428,823
Minebea Co., Ltd.                                                    38,000        192,953
Mitsubishi Chemical Corp.                                            85,000        221,356
Mitsubishi Corp.                                                     35,000        371,121
Mitsubishi Estate Co., Ltd.                                          27,000        256,051
Mitsubishi Heavy Industries, Ltd.                                    82,000        228,086
Mitsubishi Logistcs Corp.                                            11,000         91,483
Mitsumi Electric Co., Ltd.                                           16,200        178,429
Nagase & Co., Ltd.                                                   14,000         92,649
NEC Corp.                                                            49,000        360,862
Nifco, Inc.                                                          12,000        150,651
Nintendo Co., Ltd.                                                    3,700        345,359
Nippon Meat Packers, Inc.                                            14,000        136,949
Nippon Telegraph & Telephone Corp.                                       58        279,890
Nissan Motor Co., Ltd.                                               41,900        478,701
Nissha Printing Co., Ltd.                                             6,000         78,406
Nisshinbo Industries, Inc.                                           21,000        117,021
Obayashi Corp.                                                       43,000        192,253
Ono Pharmaceutical Co., Ltd.                                          7,000        263,313
Ricoh Co., Ltd.                                                      21,000        414,570
Rinnai Corp.                                                          4,600        109,273
Rohm Co., Ltd.                                                        1,300        152,406
Ryosan Co., Ltd.                                                      8,800        153,929
Sangetsu Co., Ltd.                                                    1,300         24,754

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2003 (UNAUDITED)

                                                                                MARKET
DESCRIPTION                                                       SHARES         VALUE
JAPAN (CONTINUED)
Sanki Engineering Co., Ltd.                                           6,000   $     30,746
Sankyo Co., Ltd.                                                     17,100        321,618
Sanwa Shutter Corp.                                                  31,000        175,349
Sekisui Chemical Co., Ltd.                                           38,000        193,662
Sekisui House, Ltd.                                                  23,000        237,653
Shin-Etsu Polymer Co., Ltd.                                          22,000        134,298
Sony Corp.                                                            8,400        290,885
Suzuki Motor Co., Ltd.                                               18,000        266,468
TDK Corp.                                                             5,100        367,499
Toho Co., Ltd.                                                        5,400         68,751
Tokyo Electric Power Co., Inc.                                       10,400        228,123
Toshiba Corp. (a)                                                    93,000        352,434
Toyo Ink Mfg Co, Ltd.                                                22,000         78,238
Toyota Motor Corp.                                                   13,900        469,669
Tsubakimoto Chain Co.                                                40,000        131,796
Yamaha Corp.                                                         20,100        394,927
Yamaha Motor Co.                                                     13,000        141,849
Yamanouchi Pharmaceutical Co., Ltd.                                  11,300        351,230
                                                                              ------------
                                                                                14,718,718
                                                                              ------------
NETHERLANDS  6.1%
Aegon, NV                                                            14,755        218,067
European Aeronautic Defence and Space Co. (a)                         5,581        132,549
Heineken, NV                                                          6,062        230,586
ING Groep, NV                                                         7,164        166,896
Koninklijke (Royal) Philips Electronics, NV (a)                      12,400        361,681
Koninkliske Numico, NV (a)                                            7,834        216,262
Royal Dutch Petroleum Co.                                            23,848      1,255,977
Royal KPN, NV (a)                                                    23,044        177,690
STMicroelectronics, NV                                               18,731        507,403
Unilever, NV CVA                                                     14,136        923,483
Wolters Kluwer, NV                                                   10,185        159,124
                                                                              ------------
                                                                                 4,349,718
                                                                              ------------
NORWAY  0.8%
DnB Holding, ASA (a)                                                 65,527        436,452
Telenor, ASA                                                         15,822        103,249
                                                                              ------------
                                                                                   539,701
                                                                              ------------
SINGAPORE  1.6%
CapitaLand, Ltd.                                                    161,000        146,941
City Developments, Ltd.                                              31,000        110,434
Neptune Orient Lines Ltd. (a)                                       119,000        151,351
Oversea-Chinese Banking Corp., Ltd.                                  24,000        170,994
Sembcorp Industries, Ltd.                                           111,000         82,353
Singapore Airlines, Ltd.                                             45,000        296,767

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2003 (UNAUDITED)

                                                                                MARKET
DESCRIPTION                                                       SHARES         VALUE
SINGAPORE (CONTINUED)
Venture Corp., Ltd.                                                  18,000   $    211,977
                                                                              ------------
                                                                                 1,170,817
                                                                              ------------
SPAIN  1.6%
Antena 3 Television, SA (a)                                               0             10
Banco Bilbao Vizcaya, SA (a)                                         16,942        233,740
Grupo Ferrovial, SA                                                   3,108        108,784
Inditex, SA                                                           4,372         88,687
Telefonica, SA (a)                                                   47,922        702,816
                                                                              ------------
                                                                                 1,134,037
                                                                              ------------
SWEDEN  0.6%
Assa Abloy AB                                                        21,086        250,647
Securitas AB, Class B (a)                                            14,045        189,407
                                                                              ------------
                                                                                   440,054
                                                                              ------------
SWITZERLAND  10.1%
ABB, Ltd. (a)                                                        44,190        223,932
ABB, Ltd. (Common Stock Rights) (a)                                       7              9
Adecco, SA                                                            2,161        138,850
CIBA Specialty Chemicals, AG                                          3,734        288,809
Converium Holdings, AG                                                6,519        346,419
Credit Suisse Group (a)                                               6,707        245,285
Holcim, Ltd.                                                          6,126        285,184
Nestle, SA                                                            3,947        985,713
Novartis, AG                                                         37,506      1,702,062
Roche Holding, AG                                                     4,326        436,166
Schindler Holding, AG (Registered)                                      666        184,626
Swiss Reinsurance (a)                                                 4,424        298,557
Swisscom, AG                                                            628        207,083
Syngenta, AG (Registered)                                            10,836        729,523
UBS, AG (a)                                                          17,080      1,169,220
                                                                              ------------
                                                                                 7,241,438
                                                                              ------------
UNITED KINGDOM  24.3%
Allied Domecq Plc                                                    55,186        424,577
AstraZeneca Group Plc                                                 7,313        349,849
Barclays Plc                                                         71,141        632,729
BOC Group Plc                                                        24,617        375,050
BP Plc                                                               28,285        228,720
British American Tobacco Plc                                         22,144        304,367
British Sky Broadcasting Plc (a)                                     13,558        170,138
Cadbury Schweppes Plc                                                21,777        159,477
Celltech Group Plc (a)                                               10,368         69,958
Compass Group Plc                                                    30,147        204,493
Diageo Plc                                                           36,264        475,788
EMAP Plc                                                             13,601        208,067

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2003 (UNAUDITED)

                                                                                MARKET
DESCRIPTION                                                       SHARES         VALUE
UNITED KINGDOM (CONTINUED)
GlaxoSmithKline Plc                                                  80,248   $  1,833,559
Granada Compass Plc (a)                                              91,474        199,209
GUS Plc                                                              11,779        162,637
Hays Plc                                                            220,023        471,303
HSBC Holdings Plc                                                    52,098        816,519
Invensys Plc                                                        144,585         47,102
Lloyds TSB Group Plc                                                 61,234        489,690
Marks & Spencer Group Plc                                            33,442        172,520
MFI Furniture Group Plc                                              64,091        172,753
National Grid Transco Plc                                            62,624        447,428
Pearson Plc                                                          12,494        138,721
Prudential Corp. Plc                                                 81,685        688,597
Reed Elsevier Plc                                                    76,454        637,676
Rentokil Initial Plc                                                150,220        509,486
Rolls-Royce Group Plc                                                67,537        213,687
Royal Bank of Scotland Group Plc                                     49,429      1,452,320
Scottish & Southern Energy Plc                                       13,059        156,883
Shell Transport & Trading Co., Plc                                  225,952      1,675,861
Smith & Nephew Plc (a)                                               29,047        243,308
Smiths Group Plc                                                     32,389        382,164
Tesco Plc                                                            50,859        234,001
Vedanta Resources Plc (a)                                            21,176        139,105
Vodafone Group Plc                                                  780,086      1,928,603
WPP Group Plc                                                        16,254        159,143
Yell Group Plc                                                       81,091        441,492
                                                                              ------------
                                                                                17,416,980
                                                                              ------------

TOTAL LONG-TERM INVESTMENTS  94.8%
  (Cost $53,251,850)                                                            67,750,182
                                                                              ------------

REPURCHASE AGREEMENT  2.5%
State Street Bank & Trust Co. ($1,801,000 par collateralized by U.S. Government obligations in a pooled cash account,
  dated 12/31/03, to be sold on 01/02/04 at $1,801,065)
  (Cost $1,801,000)                                                              1,801,000
                                                                              ------------

TOTAL INVESTMENTS 97.3%
  (Cost $55,052,850)                                                            69,551,182

FOREIGN CURRENCY 0.5%
  (Cost $343,422)                                                                  364,196

OTHER ASSETS IN EXCESS OF LIABILITIES 2.2%                                       1,586,436
                                                                              ------------

NET ASSETS 100.0%                                                             $ 71,501,814
                                                                              ============

(a) Non-income producing security as this stock currently does not declare dividends.

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2003 (UNAUDITED)

           SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION

                                                                  MARKET      PERCENT OF
INDUSTRY                                                           VALUE      NET ASSETS
Diversified Banks                                              $ 8,335,194       11.7%
Pharmaceuticals                                                  6,274,784        8.8
Integrated Oil & Gas                                             5,679,968        7.9
Integrated Telecommunication Services                            3,503,414        4.9
Packaged Foods                                                   2,805,602        3.9
Wireless Telecommunication Services                              1,928,604        2.7
Automobile Manufacturers                                         1,667,783        2.3
Industrial Machinery                                             1,557,992        2.2
Diversified Capital Markets                                      1,414,506        2.0
Consumer Electronics                                             1,367,179        1.9
Commodity Chemicals                                              1,332,919        1.9
Communications Equipment                                         1,322,267        1.8
Real Estate Management & Development                             1,246,918        1.7
Industrial Conglomerates                                         1,213,781        1.7
Diversified Commercial Services                                  1,170,195        1.6
Electrical Components & Equipment                                1,158,921        1.6
Publishing                                                       1,143,588        1.6
Electronic Equipment Manufacturers                               1,059,654        1.5
Computer Hardware                                                  984,655        1.4
Office Electronics                                                 945,585        1.3
Life & Health Insurance                                            906,664        1.3
Distillers & Vintners                                              900,366        1.3
Electric Utilities                                                 882,926        1.2
Multi-line Insurance                                               837,803        1.2
Diversified Metals & Mining                                        828,929        1.2
Building Products                                                  795,623        1.1
Fertilizers & Agricultural Chemicals                               729,523        1.0
Specialty Chemicals                                                695,250        1.0
Semiconductors                                                     659,809        0.9
Reinsurance                                                        644,976        0.9
Advertising                                                        600,635        0.8
Apparel & Accessories                                              590,485        0.8
Specialized Finance                                                583,930        0.8
Photographic Products                                              572,055        0.8
Airlines                                                           561,145        0.8
Broadcasting & Cable TV                                            500,634        0.7
Food Retail                                                        486,803        0.7
Trading Companies & Distributors                                   463,770        0.6
Other Diversified Financial Services                               463,647        0.6
Multi-Utilities & Unregulated Power                                447,428        0.6
Homebuilding                                                       431,316        0.6
Leisure Products                                                   394,927        0.6
Construction & Engineering                                         389,281        0.5
Industrial Gases                                                   375,050        0.5

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2003 (UNAUDITED)

     SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION (CONTINUED)

                                                                 MARKET       PERCENT OF
INDUSTRY                                                          VALUE       NET ASSETS
Brewers                                                        $   366,456        0.5%
Aerospace & Defense                                                346,236        0.5
Home Entertainment Software                                        345,359        0.5
Movies & Entertainment                                             339,045        0.5
Hypermarkets & Super Centers                                       310,607        0.4
Apparel Retail                                                     308,014        0.4
Tobacco                                                            304,367        0.4
Commercial Printing                                                303,169        0.4
Construction Materials                                             285,184        0.4
Application Software                                               244,430        0.3
Health Care Supplies                                               243,308        0.3
Consumer Finance                                                   237,183        0.3
Railroads                                                          230,970        0.3
Heavy Electrical Equipment                                         223,941        0.3
Electronic Manufacturing Services                                  211,977        0.3
Restaurants                                                        204,493        0.3
IT Consulting & Other Services                                     197,757        0.3
Oil & Gas Equipment & Services                                     197,722        0.3
Home Furnishings                                                   197,506        0.3
Computer Storage & Peripherals                                     178,429        0.2
Department Stores                                                  172,521        0.2
Catalog Retail                                                     162,637        0.2
Distributors                                                       161,716        0.2
Technology Distributors                                            153,929        0.2
Marine                                                             151,351        0.2
Motorcycle Manufacturers                                           141,849        0.2
Employment Services                                                138,850        0.2
Textile                                                            117,021        0.2
Household Appliances                                               109,273        0.2
Marine Ports & Services                                             91,483        0.1
Gas Utilities                                                       90,053        0.1
Biotechnology                                                       69,958        0.1
Paper Packaging                                                     56,907        0.1
                                                               -----------       ----
                                                               $67,750,182       94.8%
                                                               ===========       ====

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2003 (UNAUDITED)

ASSETS:
Total Investments (Cost $55,052,850)                                          $ 69,551,182
Foreign Currency (Cost $343,422)                                                   364,196
Cash                                                                             1,358,552
  Receivables:
  Dividends                                                                        202,553
  Variation Margin on Futures                                                      151,401
  Fund Shares Sold                                                                  22,966
Forward Foreign Currency Contracts                                                 277,328
Other                                                                               46,999
                                                                              ------------
     Total Assets                                                               71,975,177
                                                                              ------------
LIABILITIES:
  Payables:
  Fund Shares Repurchased                                                          182,740
  Distributor and Affiliates                                                        84,998
  Investment Advisory Fee                                                           37,812
Accrued Expenses                                                                   104,346
Directors' Deferred Compensation and Retirement Plans                               63,467
                                                                              ------------
     Total Liabilities                                                             473,363
                                                                              ------------
NET ASSETS                                                                    $ 71,501,814
                                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.001 per share with
  1,125,000,000 shares authorized)                                            $ 82,607,600
Net Unrealized Appreciation                                                     14,986,266
Accumulated Undistributed Net Investment Income                                   (240,448)
Accumulated Net Realized Loss                                                  (25,851,604)
                                                                              ------------
NET ASSETS                                                                    $ 71,501,814
                                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
     Net asset value and redemption price per share (Based on net assets of
     $40,065,330 and 3,407,389 shares of beneficial interest issued
     and outstanding)                                                         $      11.76
     Maximum sales charge (5.75%* of offering price)                                   .72
                                                                              ------------
     Maximum offering price to public                                         $      12.48
                                                                              ============
  Class B Shares:
     Net asset value and offering price per share (Based on net assets of $24,774,215 and 2,163,969 shares of beneficial interest
     issued and outstanding)                                                  $      11.45
                                                                              ============
  Class C Shares:
     Net asset value and offering price per share (Based on net assets of
     $6,662,269 and 579,335 shares of beneficial interest issued
     and outstanding)                                                         $      11.50
                                                                              ============

* On sales of $50,000 or more, the sales charge will be reduced.

                                               SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2003 (UNAUDITED)

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $41,858)                       $   422,035
Interest                                                                           10,474
Other                                                                               7,871
                                                                              -----------
     Total Income                                                                 440,380
                                                                              ===========

EXPENSES:
Investment Advisory Fee                                                           263,060
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C of
  $44,823, $115,361 and $34,164, respectively)                                    194,348
Shareholder Services                                                              131,483
Custody                                                                            86,315
Accounting                                                                         47,125
Legal                                                                               9,272
Directors' Fees and Related Expenses                                                8,576
Other                                                                              73,364
                                                                              -----------
     Total Expenses                                                               813,543
     Expense Fee Reduction ($79,496 Investment Advisory Fee
       and $78,815 Other)                                                         158,311
     Less Credits Earned on Cash Balances                                              72
                                                                              -----------
     Net Expenses                                                                 655,160
                                                                              -----------
Net Investment Loss                                                           $  (214,780)
                                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments                                                                 $ 1,735,222
  Futures                                                                         353,762
  Forward Foreign Currency Contracts                                              184,573
  Foreign Currency Transactions                                                    44,857
                                                                              -----------
Net Realized Gain                                                               2,318,414
                                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period                                                       2,973,132
  End of the Period:
     Investments                                                               14,498,332
     Futures                                                                      151,400
     Forward Foreign Currency Contracts                                           277,328
     Foreign Currency Translation                                                  59,206
                                                                              -----------
                                                                               14,986,266
                                                                              -----------
Net Unrealized Appreciation During the Period                                  12,013,134
                                                                              -----------
NET REALIZED AND UNREALIZED GAIN                                              $14,331,548
                                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS                                    $14,116,768
                                                                              ===========

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                      SIX MONTHS ENDED        YEAR ENDED
                                                      DECEMBER 31, 2003      JUNE 30, 2003
                                                      ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income/Loss                               $   (214,780)       $     184,080
Net Realized Gain/Loss                                      2,318,414           (6,966,051)
Net Unrealized Appreciation During the Period              12,013,134               81,817
                                                         ------------        -------------
Change in Net Assets from Operations                       14,116,768           (6,700,154)
                                                         ------------        -------------

Distributions from Net Investment Income:
  Class A Shares                                             (392,626)            (162,037)
  Class B Shares                                              (77,196)                 -0-
  Class C Shares                                              (20,537)                 -0-
                                                         ------------        -------------
Total Distributions                                          (490,359)            (162,037)
                                                         ------------        -------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES        13,626,409           (6,862,191)
                                                         ------------        -------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold                                  14,538,552          347,535,664
Net Asset Value of Shares Issued Through
  Dividend Reinvestment                                       473,701              151,716
Cost of Shares Repurchased                                (18,499,331)        (369,566,686)
                                                         ------------        -------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS         (3,487,078)         (21,879,306)
                                                         ------------        -------------
TOTAL INCREASE/DECREASE IN NET ASSETS                      10,139,331          (28,741,497)

NET ASSETS:
Beginning of the Period                                    61,362,483           90,103,980
                                                         ------------        -------------
End of the Period (Including accumulated undistributed
  net investment income of ($240,448) and
  $464,691, respectively)                                $ 71,501,814        $  61,362,483
                                                         ============        =============

                                               SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS                   THE FOLLOWING SCHEDULE PRESENTS FINANCIAL
(UNAUDITED)                            HIGHLIGHTS FOR ONE SHARE OF THE FUND
                                       OUTSTANDING THROUGHOUT THE
                                       PERIODS INDICATED.

CLASS A SHARES

                                    SIX MONTHS
                                      ENDED                   YEAR ENDED JUNE 30,
                                   DECEMBER 31, -----------------------------------------------
                                     2003 (a)   2003 (a)  2002 (a)  2001 (a) 2000 (a)  1999 (a)
                                   ------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                       $ 9.59     $11.11    $12.34    $15.58   $13.57    $14.85
                                      ------     ------    ------    ------   ------    ------
  Net Investment Income/Loss            (.02)       .05       .02       .07      .04       .05
  Net Realized and Unrealized
    Gain/Loss                           2.31      (1.53)    (1.25)    (3.16)    1.97      (.91)
                                      ------     ------    ------    ------   ------    ------
Total from Investment
  Operations                            2.29      (1.48)    (1.23)    (3.09)    2.01      (.86)
                                      ------     ------    ------    ------   ------    ------
Less:
  Distributions from
    Net Investment Income                .12        .04       -0-       -0-      -0-       .26
  Distributions from
    Net Realized Gain                    -0-        -0-       -0-       .15      -0-       .16
                                      ------     ------    ------    ------   ------    ------
Total Distributions                      .12        .04       -0-       .15      -0-       .42
                                      ------     ------    ------    ------   ------    ------
NET ASSET VALUE,
    END OF THE PERIOD                 $11.76  $    9.59    $11.11    $12.34   $15.58    $13.57
                                      ======     ======    ======    ======   ======    ======

Total Return* (b)                     23.90%**  -13.33%    -9.89%   -20.00%   14.81%    -5.54%
Net Assets at End of
  the Period (In millions)            $ 40.1     $ 32.6    $ 51.8    $ 77.1   $ 62.7    $ 45.6
Ratio of Expenses to Average
  Net Assets*                          1.65%      1.65%     1.65%     1.60%    1.65%     1.65%
Ratio of Net Investment
  Income/Loss to Average
  Net Assets*                          (.31%)      .54%      .18%      .47%     .26%      .37%
Portfolio Turnover                       27%**      56%       62%       41%      66%       70%

* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

    Ratio of Expenses to Average
    Net Assets                         2.13%      1.94%     1.75%      N/A     1.68%     1.71%
    Ratio of Net Investment Income/
    Loss to Average Net Assets         (.79%)      .25%      .08%      N/A      .23%      .33%

**  Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A=Not Applicable

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS                   THE FOLLOWING SCHEDULE PRESENTS FINANCIAL
(UNAUDITED)                            HIGHLIGHTS FOR ONE SHARE OF THE FUND
                                       OUTSTANDING THROUGHOUT THE
                                       PERIODS INDICATED.

CLASS B SHARES

                                    SIX MONTHS
                                      ENDED                   YEAR ENDED JUNE 30,
                                   DECEMBER 31, -----------------------------------------------
                                     2003 (a)   2003 (a)  2002 (a)  2001 (a) 2000 (a)  1999 (a)
                                   ------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                       $ 9.30     $10.87    $12.12    $15.35   $13.47    $14.72
                                      ------     ------    ------    ------   ------    ------
  Net Investment Loss                   (.05)      (.01)     (.06)     (.05)    (.08)     (.04)
  Net Realized and Unrealized
    Gain/Loss                           2.24      (1.56)    (1.19)    (3.03)    1.96      (.90)
                                      ------     ------    ------    ------   ------    ------
Total from Investment
  Operations                            2.19      (1.57)    (1.25)    (3.08)    1.88      (.94)
                                      ------     ------    ------    ------   ------    ------
Less:
  Distributions from
    Net Investment Income                .04        -0-       -0-       -0-      -0-       .15
  Distributions from
    Net Realized Gain                    -0-        -0-       -0-       .15      -0-       .16
                                      ------     ------    ------    ------   ------    ------
Total Distributions                      .04        -0-       -0-       .15      -0-       .31
                                      ------     ------    ------    ------   ------    ------
NET ASSET VALUE,
  END OF THE PERIOD                   $11.45     $ 9.30    $10.87    $12.12   $15.35    $13.47
                                      ======     ======    ======    ======   ======    ======

Total Return* (b)                     23.51%**  -14.44%   -10.24%   -20.28%   14.12%    -6.28%
Net Assets at End of
  the Period (In millions)            $ 24.8     $ 21.4    $ 30.2    $ 40.3   $ 55.6    $ 48.1
Ratio of Expenses to Average
  Net Assets*                          2.40%      2.40%     2.40%     2.35%    2.40%     2.40%
Ratio of Net Investment
  Loss to Average
  Net Assets*                         (1.06%)     (.15%)    (.57%)    (.34%)   (.55%)    (.33%)
Portfolio Turnover                       27%**      56%       62%       41%      66%       70%

* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

    Ratio of Expenses to Average
    Net Assets                          2.88%      2.69%     2.50%      N/A     2.43%     2.46%
    Ratio of Net Investment
    Loss to Average Net Assets        (1.54%)     (.44%)    (.67%)      N/A    (.58%)    (.37%)

**  Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A=Not Applicable

                                               SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS                   THE FOLLOWING SCHEDULE PRESENTS FINANCIAL
(UNAUDITED)                            HIGHLIGHTS FOR ONE SHARE OF THE FUND
                                       OUTSTANDING THROUGHOUT THE
                                       PERIODS INDICATED.

CLASS C SHARES

                                    SIX MONTHS
                                      ENDED                   YEAR ENDED JUNE 30,
                                   DECEMBER 31, -----------------------------------------------
                                     2003 (a)   2003 (a)  2002 (a)  2001 (a) 2000 (a)  1999 (a)
                                   ------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                       $ 9.34     $10.92    $12.18    $15.43   $13.52    $14.78
                                      ------     ------    ------    ------   ------    ------
  Net Investment Loss                   (.05)       -0-      (.07)     (.05)    (.09)     (.03)
  Net Realized and Unrealized
    Gain/Loss                           2.25      (1.58)    (1.19)    (3.05)    2.00      (.92)
                                      ------     ------    ------    ------   ------    ------
Total from Investment
  Operations                            2.20      (1.58)    (1.26)    (3.10)    1.91      (.95)
                                      ------     ------    ------    ------   ------    ------
Less:
  Distributions from
    Net Investment Income                .04        -0-       -0-       -0-      -0-       .15
  Distributions from
    Net Realized Gain                    -0-        -0-       -0-       .15      -0-       .16
                                      ------     ------    ------    ------   ------    ------
Total Distributions                      .04        -0-       -0-       .15      -0-       .31
                                      ------     ------    ------    ------   ------    ------
NET ASSET VALUE,
  END OF THE PERIOD                   $11.50     $ 9.34    $10.92    $12.18   $15.43    $13.52
                                      ======     ======    ======    ======   ======    ======

Total Return* (b)                      23.52%**  -14.47%   -10.27%   -20.26%   14.13%    -6.25%
Net Assets at End of
  the Period (In millions)            $  6.7     $  7.3    $  8.1    $ 13.1   $ 15.2    $ 14.2
Ratio of Expenses to Average
  Net Assets*                           2.39%      2.40%     2.40%     2.35%    2.40%     2.40%
Ratio of Net Investment
  Income/Loss to Average
  Net Assets*                          (1.06%)      .02%     (.59%)    (.35%)   (.58%)    (.26%)
Portfolio Turnover                        27%**      56%       62%       41%      66%       70%

* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

    Ratio of Expenses to Average
    Net Assets                          2.88%      2.69%     2.50%      N/A     2.43%     2.46%
    Ratio of Net Investment Income/
    Loss to Average Net Assets         (1.54%)     (.27%)    (.69%)     N/A     (.61%)     .30%

**  Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A=Not Applicable

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2003 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

The Van Kampen International Magnum Fund (the "Fund") is organized as a separate non-diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek long-term capital appreciation by investing primarily in a portfolio of equity securities of non-U.S. issuers in accordance with the Morgan Stanley Capital International EAFE Index country weightings determined by the Fund's investment adviser. The Fund commenced operations on July 1, 1996. Effective November 30, 2003, the Fund's investment advisor, Van Kampen Investment Advisory Corp. merged into its affiliate, Van Kampen Asset Management.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Securities listed on a foreign exchange are valued at their closing price. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued using quoted foreign exchange rates. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Most foreign markets close before the New York Stock Exchange
(NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Board of Directors. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

   The Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by the Adviser, or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2003 (UNAUDITED)

security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the fund.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees, which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

   The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2003, the Fund had an accumulated capital loss carryforward for tax purposes of $19,552,968, which will expire between June 30, 2009 and 2011.

   At December 31, 2003, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes                               $ 59,121,491
                                                                   ============
Gross tax unrealized appreciation                                  $ 13,639,078
Gross tax unrealized depreciation                                    (3,209,387)
                                                                     ----------
Net tax unrealized appreciation on investments                     $ 10,429,691
                                                                   ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income, as necessary and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

   The tax character of the distributions paid during the year ended June 30, 2003 was as follows:

                                                                         2003
                                                                        -------
Distributions paid from
   Ordinary income                                                      162,037
   Long-term captial gain                                                   -0-
                                                                        -------
                                                                        162,037
                                                                        =======

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2003 (UNAUDITED)

   As of June 30, 2003, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income                                      $    490,307

   Net realized gains or losses may differ for financial and tax reporting purposes as a result of the losses relating to wash sale transactions.

F. EXPENSE REDUCTIONS During the six months ended December 31, 2003, the Fund's custody fee was reduced by $72 as a result of credits earned on cash balances.

G. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS The Fund may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation/depreciation on foreign currency translation.

   Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                            % PER ANNUM
First $500 million                                                      0.80%
Next $500 million                                                       0.75%
Over $1 billion                                                         0.70%

   On August 11, 2003, the Adviser terminated the subadvisory agreement between the Adviser and Morgan Stanley Investment Management Inc. in respect of the Fund. On that date, the Adviser entered into subadvisory agreements with Morgan Stanley Investment Management

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2003 (UNAUDITED)

Limited, Morgan Stanley Investment Management Company and Morgan Stanley Asset & Investment Trust Co., Limited (the "Subadvisers", each a wholly owned subsidiary of Morgan Stanley) to provide advisory services to the Fund and the Adviser with respect to the Fund's investments. The Adviser pays a portion of its investment advisory fee to each Subadviser based on a monthly asset allocation..

   For the six months ended December 31, 2003, the Adviser waived $79,496 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

   For the six months ended December 31, 2003, the Fund recognized expenses of approximately $2,200, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

   Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended December 31, 2003, the Fund recognized expenses of approximately $14,800, representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of "Accounting" and "Legal" expenses in the Statement of Operations.

   Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended December 31, 2003, the Fund recognized expenses of approximately $113,900 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Directors.

   The Adviser has agreed to reimburse the Fund to the extent the total accounting, transfer agency and sub-transfer agency fees exceed 0.25% of the average daily net assets of the Fund. For the six months ended December 31, 2003, the Adviser reimbursed $78,815 of these fees. This reimbursement is voluntary in nature and can be discontinued at the Adviser's discretion

   Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

   The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the shares of those funds selected by the directors. Investments in such funds of $36,063 are included in "Other" assets on the Statement of Assets and Liabilities at December 31, 2003. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

   For the six months ended December 31, 2003, the Fund paid brokerage commissions to Morgan Stanley DW Inc. (Morgan Stanley), an affiliate of Van Kampen, totaling $485.

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2003 (UNAUDITED)

3. CAPITAL TRANSACTIONS

At December 31, 2003, capital aggregated $42,289,762, $32,993,803 and $7,324,035 for Classes A, B, and C, respectively. For the six months ended December 31, 2003, transactions were as follows:

                                              SHARES           VALUE
Sales:
  Class A                                     1,076,960    $ 11,073,114
  Class B                                       154,739       1,560,064
  Class C                                       197,436       1,905,374
                                           ------------    ------------
Total Sales                                   1,429,135    $ 14,538,552
                                           ============    ============

Dividend Reinvestment:
  Class A                                        33,984    $    382,662
  Class B                                         6,543          71,772
  Class C                                         1,748          19,267
                                           ------------    ------------
Total Dividend Reinvestment                      42,275    $    473,701
                                           ============    ============

Repurchases:
  Class A                                    (1,103,436)   $(11,375,331)
  Class B                                      (302,198)     (3,100,733)
  Class C                                      (404,930)     (4,023,267)
                                           ------------    ------------
Total Repurchases                            (1,810,564)   $(18,499,331)
                                           ============    ============

   At June 30, 2003, capital aggregated $42,209,317, $34,462,700 and $9,422,661 for Classes A, B, and C, respectively. For the year ended June 30, 2003, transactions were as follows:

                                              SHARES           VALUE
Sales:
  Class A                                     36,764,956    $ 339,568,157
  Class B                                        328,696        2,941,973
  Class C                                        574,094        5,025,534
                                           -------------    -------------
Total Sales                                   37,667,746    $ 347,535,664
                                           =============    =============

Dividend Reinvestment:
  Class A                                         16,971    $     151,716
  Class B                                            -0-              -0-
  Class C                                            -0-              -0-
                                           -------------    -------------
Total Dividend Reinvestment                       16,971    $     151,716
                                           =============    =============

Repurchases:
  Class A                                    (38,039,557)   $(357,501,082)
  Class B                                       (805,763)      (7,247,233)
  Class C                                       (530,277)      (4,818,371)
                                           -------------    -------------
Total Repurchases                            (39,375,597)   $(369,566,686)
                                           =============    =============

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2003 (UNAUDITED)

   Class B Shares and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. For the six months ended December 31, 2003 and the year ended June 30, 2002, 35,182 and 10,016 Class B Shares converted to Class A Shares, respectively and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a CDSC. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                                    CONTINGENT DEFERRED
                                                     SALES CHARGE AS A
                                                    PERCENTAGE OF DOLLAR
                                                  AMOUNT SUBJECT TO CHARGE
                                                  ------------------------
YEAR OF REDEMPTION                                CLASS B          CLASS C
First                                              5.00%            1.00%
Second                                             4.00%            None
Third                                              3.00%            None
Fourth                                             2.50%            None
Fifth                                              1.50%            None
Sixth and Thereafter                               None             None

   For the six months ended December 31, 2003, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $63,100 and CDSC on redeemed shares of Classes B and C of approximately $25,900. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, exluding short-term investments and forward commitment transactions, were $16,100,765 and sales of $16,299,317, respectively.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

   Annual fees under the Plans of up to 0.25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. The amount of distribution expenses incurred by Van Kampen and not yet reimbursed ("unreimbursed receivable") was approximately $544,400 and $17,600 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered , any excess 12b-1 fees will be refunded to the Fund on a quarterly basis.

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2003 (UNAUDITED)

   Included in these fees for the six months ended December 31, 2003, are payments retained by Van Kampen of approximately $96,400 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $20,700.

6. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

   The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to manage the portfolio's foreign currency exposure or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the futures or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

   Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FORWARD FOREIGN CURRENCY CONTRACTS These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on foreign currency transactions.

   At December 31, 2003, the Fund has outstanding forward foreign currency contracts as follows:

                                                                  UNREALIZED
                                                    CURRENT     APPRECIATION/
                                                     VALUE       DEPRECIATION
LONG CONTRACTS:
British Pounds
  2,239,508 expiring 3/18/04                    $   3,973,439   $     109,506
Euro
  4,536,322 expiring 3/18/04                        5,703,388         231,045
Japanese Yen
  305,213,841 expiring 3/18/04                      2,855,884             944
Australian Dollar
  3,142,841 expiring 3/18/04                        2,344,573          87,573
                                                                -------------
                                                                      429,068
                                                                -------------

SHORT CONTRACTS:
British Pounds
  1,370,565 expiring 3/18/04                        2,431,719         (59,138)
Euro
  2,328,725 expiring 3/18/04                        2,927,839         (92,503)
Japanese Yen
  29,690,000 expiring 3/18/04                         277,809             (99)
                                                                -------------
                                                                     (151,740)
                                                                -------------
                                                                $     277,328
                                                                =============

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2003 (UNAUDITED)

B. FUTURE CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in foreign futures and typically closes the contract prior to the delivery date. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the Investment Company Act of 1940, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the year the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

   Transactions in futures contracts for the six months ended December 31, 2003, were as follows:

                                                                       CONTRACTS
Outstanding at June 30, 2003                                               88
Futures Opened                                                             23
Futures Closed                                                            (61)
                                                                         ----
Outstanding at December 31, 2003                                           50
                                                                         ====

   The futures contracts outstanding as of December 31, 2003, and the descriptions and the unrealized appreciation/depreciation are as follows:

                                                                  UNREALIZED
                                                                APPRECIATION/
                                                   CONTRACTS     DEPRECIATION
LONG CONTRACTS:
TOPIX Index - March 2004
  (Current notional value $97,509 per contract)            28   $     122,978
EUREX DJ Euro - March 2004
  (Current notional value $34,801 per contract)            15          13,178
FTSE 100 Index - March 2004
  (Current notional value $79,957 per contract)             7          15,244
                                                -------------   -------------
                                                           50   $     151,400
                                                =============   =============

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2003 (UNAUDITED)

7. LEGAL MATTERS

The Adviser, certain affiliates of the Adviser and certain investment companies advised by the Adviser or its affiliates, including the Fund, are named as defendants in a number of recently filed, similar class action complaints. These complaints generally allege that defendants, including the Fund, violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Adviser and certain affiliates of the Adviser allegedly offered economic incentives to brokers and others to steer investors to the funds advised by the Adviser or its affiliates rather than funds managed by other companies, and (ii) that the funds advised by the Adviser or its affiliates, including the Fund, allegedly paid excessive commissions to brokers in return for their alleged efforts to steer investors to these funds. The complaints seek, among other things, unspecified compensatory damages, recessionary damages, fees and costs. The defendants intend to move to dismiss these actions and otherwise vigorously to defend them. While the Fund believes that it has meritorious defenses, the ultimate outcome of these matters is not presently determinable at this early stage of litigation, and no provision has been made in the Fund's financial statements for the effect, if any, of these matters.

BOARD OF DIRECTORS AND IMPORTANT ADDRESSES
VAN KAMPEN INTERNATIONAL MAGNUM FUND

BOARD OF DIRECTORS

DAVID C. ARCH
J. MILES BRANAGAN
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

INVESTMENT SUBADVISERS

MORGAN STANLEY INVESTMENT MANAGEMENT, LTD.
25 Cabot Square
Canary Wharf
London, United Kingdom E14 4QA

MORGAN STANLEY INVESTMENT MANAGEMENT CO.
23 Church Street
16-01 Capital Square
Singapore 049481

MORGAN STANLEY ASSET & INVESTMENT TRUST CO., LTD.
Yebisu Garden Place Tower
20-3, Ebisu 4-chome
Shibuya-Ku, Tokyo, Japan, 150-6009

DISTRIBUTOR

VAN KAMPEN FUNDS, INC.
1221 Avenue of the Americas
New York, New York 10020

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK AND TRUST COMPANY
225 W. Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 N. Stetson Avenue
Chicago, Illinois 60601

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

VAN KAMPEN
PRIVACY NOTICE

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you conduct with us, our affiliates, or third parties. We may also collect information you provide when using our Web site, and text files (also known as "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

                                        Van Kampen Funds Inc.
                                        1 Parkview Plaza, P.O. Box 5555
                                        Oakbrook Terrace, IL 60181-5555
                                        www.vankampen.com

[VAMKAMPEN INVESTMENTS LOGO]

GENERATIONS OF EXPERIENCE(SM)

                                        Copyright (C) 2004 Van Kampen Funds Inc.
                                        All rights reserved.
                                        Member NASD/SIPC. 461, 561, 661
                                        MSIM SAR 2/04 13609B04-AP-2/04

VAN KAMPEN
MID CAP
GROWTH FUND

SEMIANNUAL REPORT


DECEMBER 31, 2003

[PHOTO OF MAN FISHING]

[PHOTO OF MAN/WOMAN DANCING AT WEDDING]

[PHOTO OF MAN/GIRL SAILING]

[PHOTO OF MAN/WOMAN WALKING]

ENJOY LIFE'S TRUE WEALTH

[VAN KAMPEN INVESTMENTS LOGO]

GENERATIONS OF EXPERIENCE(SM)

PRIVACY NOTICE INFORMATION ON THE BACK.

WELCOME, SHAREHOLDER

In this report, you'll learn about how your investment in Van Kampen Mid Cap Growth Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of December 31, 2003.


This material must be preceded or accompanied by a prospectus for the fund being offered.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the fund will achieve its investment objective. The fund is subject to market risk which is the possibility that the market values of securities owned by the fund will decline and, therefore, the value of the fund shares may be less than what you paid for them. Accordingly, you can lose money investing in this fund. Please see the prospectus for more complete information on investment risks.

     NOT FDIC INSURED   OFFER NO BANK GUARANTEE             MAY LOSE VALUE
    NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY            NOT A DEPOSIT

PERFORMANCE SUMMARY

AVERAGE ANNUAL TOTAL RETURNS

                          A SHARES              B SHARES               C SHARES
                       SINCE 10/25/99        SINCE 10/25/99         SINCE 10/25/99
-------------------------------------------------------------------------------------
AVERAGE ANNUAL       W/O SALES   W/SALES   W/O SALES   W/SALES   W/O SALES    W/SALES
TOTAL RETURNS         CHARGES    CHARGES    CHARGES    CHARGES    CHARGES     CHARGES
Since Inception        -5.51%     -6.84%     -6.18%     -6.52%     -6.18%      -6.18%

1-year                 40.94      32.76      39.81      34.81      40.07       39.07

6-month                19.14      12.27      18.71      13.71      18.52       17.52

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, and fund shares, when redeemed, may be worth more or less than their original cost. The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses.

As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and 1.00 percent for Class B and C shares. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the fund's returns would have been lower.

The Russell Midcap Growth(R) Index is generally representative of mid-capitalization growth stocks. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment.

FUND REPORT
FOR THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2003

Van Kampen Mid Cap Growth Fund is managed by the adviser's Small/Mid-Cap Growth team.(1) Current members include Dennis Lynch, Managing Director, and David Cohen, Executive Director.

MARKET CONDITIONS

It was a strong six months for the stock market. Equities of all types did very well, especially during the final quarter of 2003. Mid-cap growth stocks lagged their mid-cap value counterparts during the period. Mid-cap stocks as a group, however, outperformed large caps but trailed small caps, the market's strongest-performing area during the past six months.

The stock market's performance was helped by the growing economy. Shortly before the reporting period began, the Federal Reserve Board cut short-term interest rates to just 1 percent, their lowest level since 1958. Thanks in part to the historically low rates, the U.S. economy recorded third-quarter growth of 8.2 percent, a 20-year high. Fueling investors' optimism was an unexpected increase in business investment, which accompanied continued strong consumer spending.

By the end of 2003, an increasing amount of data was confirming the economy's newfound force. Manufacturing activity, for example, rose for the sixth month in a row. Consumer confidence also was increasing. According to the popular University of Michigan index, consumer sentiment was 92.6 as of the end of December. This was a modest drop from the November reading but still 19 percent higher than in March 2003.

PERFORMANCE ANALYSIS

The fund returned a robust 19.14 percent (Class A shares unadjusted for sales charge) for the six-month period ended December 31, 2003. This gain placed the fund slightly behind its benchmark, the Russell Midcap(R) Growth Index, which returned 20.19 percent for the same period.

Financial-service stocks slowed the fund's relative pace. For example, CheckFree, the leading provider of electronic-payment and billing services, saw its stock fall in

TOTAL RETURN FOR THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2003

     CLASS A        CLASS B         CLASS C        RUSSELL MIDCAP(R) GROWTH INDEX
     19.14%         18.71%          18.52%                      20.19%

The performance for the three share classes varies because each has different expenses. The fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and an index definition.

(1) Team members may change at any time without notice.

August after reporting earnings that fell short of analysts' expectations. We sold the position from the fund's portfolio.

Additionally, the fund's relative performance was hindered by its underweighting in materials stocks, several of which enjoyed solid returns in a strengthening economy. We sold the fund's position in Weight Watchers, which took a toll, as well. The company saw its valuation fall, as attendance for its weight-loss programs declined.

There were, of course, some significant positives for the fund. For example, the fund was helped considerably by our stock selection in the consumer-discretionary sector. Two especially strong performers were GTECH Holdings and Royal Caribbean Cruises. GTECH, which develops online lottery systems, benefited as cash-strapped governments looked for new ways to generate revenue. Meanwhile, cruise-line operator Royal Caribbean Cruises reported better-than-expected earnings, thanks to an improving outlook for the travel industry.

A second performance boost came from an underweighted position in the health-care sector, the second-weakest area of performance in the benchmark during the past six months. In contrast to prior years, investors tended to avoid health-care and other defensive stocks in favor of faster-growing opportunities. At the end of the period, approximately 14 percent of the fund's assets were invested in the health-care sector, compared to 20 percent for the Russell index.

In early 2004, shareholders of Van Kampen Mid Cap Growth Fund will be asked to approve a merger into Van Kampen Growth Fund. The merger has been approved by both funds' board of directors/trustees. Our team manages both funds according to a growth-oriented strategy, and we believe this reorganization should mean lower expense ratios for fund shareholders.

THERE IS NO GUARANTEE THAT THE SECURITIES MENTIONED WILL CONTINUE TO PERFORM WELL OR BE HELD BY THE FUND IN THE FUTURE.

TOP 10 HOLDINGS AS OF 12/31/03

GTECH Holdings Corp                     2.7%
Royal Caribbean Cruises Ltd             2.6
NTL Inc                                 2.3
Univision Communications Inc            2.1
Varian Medical Systems Inc              2.0
Harman International Industries Inc     1.8
Stericycle Inc                          1.7
Smith International Inc                 1.7
Dollar Tree Stores Inc                  1.7
Wynn Resorts Ltd                        1.6

TOP 10 INDUSTRIES AS OF 12/31/03

Casinos & Gaming                        7.3%
Diversified Commercial Services         6.9
Broadcasting & Cable TV                 4.9
Health Care Equipment                   4.4
Semiconductors                          4.4
Systems Software                        4.0
Application Software                    3.4
Integrated Telecomm Services            3.3
Biotechnology                           3.1
Other Diversified Financial Services    3.1

Subject to change daily. All percentages are as a percentage of long-term investments. All information is provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned or securities in the industries shown above. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

ANNUAL HOUSEHOLDING NOTICE

     To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

PROXY VOTING POLICIES AND PROCEDURES

     A description of the fund's policies and procedures with respect to the voting of proxies relating to the fund's portfolio securities is available without charge, upon request, by calling 1-800-847-2424. This information is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS                 THE FOLLOWING PAGES DETAIL YOUR FUND'S
DECEMBER 31, 2003 (UNAUDITED)           PORTFOLIO OF INVESTMENTS AT THE END OF
                                        THE REPORTING PERIOD.

                                                                                  MARKET
DESCRIPTION                                                           SHARES       VALUE
COMMON STOCKS  97.1%
ADVERTISING 0.5%
RH Donnelley Corp. (a)                                                12,000    $   478,080
                                                                                -----------
AEROSPACE & DEFENSE  0.5%
Empresa Brasileira de Aeronautica S.A.--ADR (Brazil)                  13,000        455,390
                                                                                -----------
AIR FREIGHT & COURIERS  0.9%
CH Robinson Worldwide, Inc.                                           22,350        847,288
                                                                                -----------
AIRLINES  0.4%
JetBlue Airways Corp. (a)                                             13,900        368,628
                                                                                -----------
APPAREL & ACCESSORIES  0.8%
Coach, Inc. (a)                                                       19,400        732,350
                                                                                -----------
APPAREL RETAIL  1.7%
Chico's FAS, Inc. (a)                                                 26,200        968,090
TJX Cos., Inc.                                                        27,700        610,785
                                                                                -----------
                                                                                  1,578,875
                                                                                -----------
APPLICATION SOFTWARE  3.3%
Cognos, Inc. (Canada) (a)                                              8,600        263,332
Mercury Interactive Corp. (a)                                         18,675        908,352
PeopleSoft, Inc. (a)                                                  20,075        457,710
Siebel Systems, Inc. (a)                                              35,850        497,239
Synopsys, Inc. (a)                                                    26,950        909,832
                                                                                -----------
                                                                                  3,036,465
                                                                                -----------
ASSET MANAGEMENT & CUSTODY BANKS  1.2%
Affiliated Managers Group, Inc. (a)                                    6,475        450,595
Legg Mason, Inc.                                                       8,300        640,594
                                                                                -----------
                                                                                  1,091,189
                                                                                -----------
AUTO PARTS & EQUIPMENT  0.5%
Gentex Corp.                                                          10,100        446,016
                                                                                -----------
BIOTECHNOLOGY  3.0%
Celgene Corp. (a)                                                     14,825        667,421
Genzyme Corp. (a)                                                     16,900        833,846
ICOS Corp. (a)                                                         9,600        396,288
Medimmune, Inc. (a)                                                   16,600        421,640
Millennium Pharmaceuticals, Inc. (a)                                  21,700        405,139
                                                                                -----------
                                                                                  2,724,334
                                                                                -----------

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2003 (UNAUDITED)

                                                                                  MARKET
DESCRIPTION                                                           SHARES       VALUE
BROADCASTING & CABLE TV  4.8%
Citadel Broadcasting Corp. (a)                                        32,850    $   734,854
Radio One, Inc., Class D (a)                                          48,125        928,812
Univision Communications, Inc., Class A (a)                           46,100      1,829,709
Westwood One, Inc. (a)                                                24,625        842,421
                                                                                -----------
                                                                                  4,335,796
                                                                                -----------
CASINOS & GAMING  7.1%
GTECH Holdings Corp.                                                  48,560      2,403,234
International Game Technology                                         36,700      1,310,190
Station Casinos, Inc.                                                 43,500      1,332,405
Wynn Resorts Ltd (a)                                                  48,950      1,371,089
                                                                                -----------
                                                                                  6,416,918
                                                                                -----------
COMMUNICATIONS EQUIPMENT  2.5%
Corning, Inc. (a)                                                     54,600        569,478
Crown Castle International Corp. (a)                                 122,200      1,347,866
QLogic Corp. (a)                                                       7,375        380,550
                                                                                -----------
                                                                                  2,297,894
                                                                                -----------
COMPUTER STORAGE & PERIPHERALS  0.9%
Network Appliance, Inc. (a)                                           38,400        788,352
                                                                                -----------
CONSUMER ELECTRONICS  1.7%
Harman International Industries, Inc.                                 21,200      1,568,376
                                                                                -----------
DATA PROCESSING & OUTSOURCING SERVICES  3.0%
D&B Corp. (a)                                                          9,400        476,674
Global Payments, Inc.                                                 15,450        728,004
Paychex, Inc.                                                         17,000        632,400
SunGard Data Systems, Inc. (a)                                        30,725        851,390
                                                                                -----------
                                                                                  2,688,468
                                                                                -----------
DIVERSIFIED BANKS  0.7%
UCBH Holdings, Inc.                                                   16,800        654,696
                                                                                -----------
DIVERSIFIED COMMERCIAL SERVICES  6.7%
Alliance Data Systems Corp. (a)                                       29,400        813,792
Apollo Group, Inc., Class A (a)                                       10,900        741,200
Aramark Corp., Class B                                                24,100        660,822
ChoicePoint, Inc. (a)                                                 23,650        900,828
Corporate Executive Board Co. (a)                                     17,400        812,058
DeVry, Inc. (a)                                                       25,200        633,276
ITT Educational Services, Inc. (a)                                    22,900      1,075,613
Viad Corp.                                                            16,800        420,000
                                                                                -----------
                                                                                  6,057,589
                                                                                -----------
DIVERSIFIED METALS & MINING  1.0%
Freeport-McMoRan Copper & Gold, Inc., Class B                         21,400        901,582
                                                                                -----------
ELECTRONIC EQUIPMENT MANUFACTURERS  0.6%
Amphenol Corp., Class A (a)                                            8,550        546,602
                                                                                -----------

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2003 (UNAUDITED)

                                                                                  MARKET
DESCRIPTION                                                           SHARES       VALUE
ENVIRONMENTAL SERVICES  1.7%
Stericycle, Inc. (a)                                                  32,750    $ 1,529,425
                                                                                -----------
GENERAL MERCHANDISE STORES  2.1%
Dollar General Corp.                                                  22,925        481,196
Dollar Tree Stores, Inc. (a)                                          48,825      1,467,680
                                                                                -----------
                                                                                  1,948,876
                                                                                -----------
GOLD  0.8%
Placer Dome, Inc. (Canada)                                            38,600        691,326
                                                                                -----------
HEALTH CARE DISTRIBUTORS  0.5%
Lincare Holdings, Inc. (a)                                            14,450        433,934
                                                                                -----------
HEALTH CARE EQUIPMENT  4.3%
C.R. Bard, Inc.                                                       11,300        918,125
St. Jude Medical, Inc. (a)                                             8,600        527,610
Varian Medical Systems, Inc. (a)                                      25,175      1,739,593
Zimmer Holdings, Inc. (a)                                             10,300        725,120
                                                                                -----------
                                                                                  3,910,448
                                                                                -----------
HEALTH CARE FACILITIES  0.5%
Community Health Systems, Inc. (a)                                    16,800        446,544
                                                                                -----------
HEALTH CARE SERVICES  0.7%
IMS Health, Inc.                                                      27,000        671,220
                                                                                -----------
HEALTH CARE SUPPLIES  0.9%
Idexx Laboratories, Inc. (a)                                           9,700        448,916
Patterson Dental Co. (a)                                               6,400        410,624
                                                                                -----------
                                                                                    859,540
                                                                                -----------
HOME ENTERTAINMENT SOFTWARE  0.8%
Electronic Arts, Inc. (a)                                             15,200        726,256
                                                                                -----------
HOME FURNISHINGS  0.5%
Mohawk Industries, Inc. (a)                                            6,000        423,240
                                                                                -----------
HOMEBUILDING  1.4%
Lennar Corp., Class A                                                  4,400        422,400
NVR, Inc. (a)                                                          1,760        820,160
                                                                                -----------
                                                                                  1,242,560
                                                                                -----------
HOTELS  2.5%
Royal Caribbean Cruises Ltd.                                          65,300      2,271,787
                                                                                -----------
INDUSTRIAL MACHINERY  0.5%
Graco, Inc.                                                           11,300        453,130
                                                                                -----------

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2003 (UNAUDITED)

                                                                                  MARKET
DESCRIPTION                                                           SHARES       VALUE
INTEGRATED OIL & GAS  0.5%
Suncor Energy, Inc. (Canada)                                          18,800    $   471,128
                                                                                -----------
INTEGRATED TELECOMMUNICATION SERVICES  3.2%
IDT Corp., Class B (a)                                                40,800        943,704
NTL, Inc. (a)                                                         28,798      2,008,661
                                                                                -----------
                                                                                  2,952,365
                                                                                -----------
INVESTMENT BANKING & BROKERAGE  1.3%
Ameritrade Holding Corp. (a)                                          85,600      1,204,392
                                                                                -----------
IT CONSULTING & OTHER SERVICES  0.5%
Cognizant Technology Solutions Corp., Class A (a)                      9,600        438,144
                                                                                -----------
MANAGED HEALTH CARE  0.6%
Coventry Health Care, Inc. (a)                                         7,900        509,471
                                                                                -----------
MULTI-UTILITIES & UNREGULATED POWER  0.8%
Questar Corp.                                                         21,200        745,180
                                                                                -----------
OIL & GAS EQUIPMENT & SERVICES  2.6%
BJ Services Co. (a)                                                   24,300        872,370
Smith International, Inc. (a)                                         35,925      1,491,606
                                                                                -----------
                                                                                  2,363,976
                                                                                -----------
OIL & GAS EXPLORATION & PRODUCTION  1.0%
Pioneer Natural Resources Co. (a)                                     29,150        930,760
                                                                                -----------
OTHER DIVERSIFIED FINANCIAL SERVICES  3.0%
Brascan Corp., Class A (Canada)                                       14,300        436,722
Doral Financial Corp. (Puerto Rico)                                   25,500        823,140
Federated Investors, Inc., Class B                                    24,900        731,064
Iron Mountain, Inc. (a)                                               18,150        717,651
                                                                                -----------
                                                                                  2,708,577
                                                                                -----------
PAPER PACKAGING  0.7%
Sealed Air Corp. (a)                                                  12,450        674,043
                                                                                -----------
PHARMACEUTICALS  2.4%
Allergan, Inc.                                                         9,100        698,971
Endo Pharmaceuticals Holdings (a)                                     17,000        327,420
NPS Pharmaceuticals, Inc. (a)                                         15,700        482,618
Shire Pharmaceuticals Group PLC--ADR (United Kingdom) (a)             16,100        467,705
Valeant Pharmaceuticals International                                  6,900        173,535
                                                                                -----------
                                                                                  2,150,249
                                                                                -----------
PROPERTY & CASUALTY  1.0%
White Mountains Insurance Group Ltd.                                   2,010        924,500
                                                                                -----------

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2003 (UNAUDITED)

                                                                                  MARKET
DESCRIPTION                                                           SHARES       VALUE
PUBLISHING  1.2%
Getty Images, Inc. (a)                                                 9,700    $   486,261
Interactive Data Corp. (a)                                            35,400        586,224
                                                                                -----------
                                                                                  1,072,485
                                                                                -----------
REAL ESTATE INVESTMENT TRUSTS  0.4%
Plum Creek Timber Co., Inc.                                           13,000        395,850
                                                                                -----------
RESTAURANTS  1.7%
Outback Steakhouse, Inc.                                              15,000        663,150
P.F. Chang's China Bistro, Inc. (a)                                    8,500        432,480
Sonic Corp. (a)                                                       14,500        443,990
                                                                                -----------
                                                                                  1,539,620
                                                                                -----------
SEMICONDUCTOR EQUIPMENT  2.9%
ASML Holding N.V. (Netherlands) (a)                                   22,000        441,100
Integrated Circuit Systems, Inc. (a)                                  16,650        474,359
KLA-Tencor Corp. (a)                                                   8,725        511,896
Lam Research Corp. (a)                                                15,500        500,650
Novellus Systems, Inc. (a)                                            16,400        689,620
                                                                                -----------
                                                                                  2,617,625
                                                                                -----------
SEMICONDUCTORS  4.3%
Agere Systems, Inc., Class A (a)                                     138,700        423,035
Broadcom Corp., Class A (a)                                           12,400        422,716
Fairchild Semiconductor International, Inc., Class A (a)              35,800        893,926
Linear Technology Corp.                                               10,700        450,149
Marvell Technology Group Ltd. (Bermuda) (a)                           21,700        823,081
National Semiconductor Corp. (a)                                      10,200        401,982
Rambus, Inc. (a)                                                      14,600        448,220
                                                                                -----------
                                                                                  3,863,109
                                                                                -----------
SOFT DRINKS  0.8%
Cott Corp. (Canada) (a)                                               25,600        717,056
                                                                                -----------
SPECIALIZED FINANCE  1.1%
Moody's Corp.                                                         16,375        991,506
                                                                                -----------
SPECIALTY CHEMICALS  0.5%
Ecolab, Inc.                                                          15,150        414,656
                                                                                -----------
SPECIALTY STORES  2.0%
PETsMART, Inc.                                                        29,900        711,620
Tiffany & Co.                                                         14,900        673,480
Tractor Supply Co. (a)                                                10,400        404,456
                                                                                -----------
                                                                                  1,789,556
                                                                                -----------
SYSTEMS SOFTWARE  3.8%
Adobe Systems, Inc.                                                   19,000        746,700
Diebold, Inc.                                                         15,400        829,598

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2003 (UNAUDITED)

                                                                                  MARKET
DESCRIPTION                                                           SHARES       VALUE
SYSTEMS SOFTWARE (CONTINUED)
Novell, Inc. (a)                                                      92,200    $   969,944
Symantec Corp. (a)                                                    27,100        939,015
                                                                                -----------
                                                                                  3,485,257
                                                                                -----------
TECHNOLOGY DISTRIBUTORS  0.4%
CDW Corp.                                                              7,020        405,475
                                                                                -----------
THRIFTS & MORTGAGE FINANCE  1.4%
Radian Group, Inc.                                                    15,800        770,250
Sovereign Bancorp, Inc.                                               21,900        520,125
                                                                                -----------
                                                                                  1,290,375
                                                                                -----------
TOTAL LONG-TERM INVESTMENTS  97.1%
   (Cost $75,360,933)                                                            88,278,529

REPURCHASE AGREEMENT  3.2%
State Street Bank & Trust Co. ($2,920,000 par collateralized by U.S. Government obligations in a pooled cash account,
   dated 12/31/03, to be sold on 01/02/04 at $2,920,105)
   (Cost $2,920,000)                                                              2,920,000
                                                                                -----------
TOTAL INVESTMENTS  100.3%
   (Cost $78,280,933)                                                            91,198,529

LIABILITIES IN EXCESS OF OTHER ASSETS  (0.3%)                                      (273,654)
                                                                                -----------
NET ASSETS  100.0%                                                              $90,924,875
                                                                                ===========

(a) Non-income producing security as this stock currently does not declare dividends.

ADR--American Depositary Receipt

                                               SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2003 (UNAUDITED)

ASSETS:
Total Investments (Cost $78,280,933)                                                     $ 91,198,529
Cash                                                                                              111
Receivables:
   Fund Shares Sold                                                                           322,282
   Investments Sold                                                                            80,705
   Dividends                                                                                   10,307
   Interest                                                                                        53
Other                                                                                          23,621
                                                                                         ------------
     Total Assets                                                                          91,635,608
                                                                                         ------------
LIABILITIES:
Payables:
   Investments Purchased                                                                      233,362
   Fund Shares Repurchased                                                                    211,209
   Distributor and Affiliates                                                                 101,504
   Investment Advisory Fee                                                                     46,985
Accrued Expenses                                                                               81,217
Directors' Deferred Compensation and Retirement Plans                                          36,456
                                                                                         ------------
     Total Liabilities                                                                        710,733
                                                                                         ------------
NET ASSETS                                                                               $ 90,924,875
                                                                                         ============
NET ASSETS CONSIST OF:
Capital (Par value of $.001 per share with 1,125,000,000 shares authorized)              $150,543,845
Net Unrealized Appreciation                                                                12,917,596
Accumulated Net Investment Loss                                                              (687,496)
Accumulated Net Realized Loss                                                             (71,849,070)
                                                                                         ------------
NET ASSETS                                                                               $ 90,924,875
                                                                                         ============
MAXIMUM OFFERING PRICE PER SHARE:
   Class A Shares:
     Net asset value and redemption price per share (Based on net assets of
     $43,099,578 and 5,543,264 shares of beneficial interest issued
     and outstanding)                                                                    $       7.78
     Maximum sales charge (5.75%* of offering price)                                              .47
                                                                                         ------------
     Maximum offering price to public                                                    $       8.25
                                                                                         ============
   Class B Shares:
     Net asset value and offering price per share (Based on net assets of
     $37,146,316 and 4,921,836 shares of beneficial interest issued
     and outstanding)                                                                    $       7.55
                                                                                         ============
   Class C Shares:
     Net asset value and offering price per share (Based on net assets of
     $10,678,981 and 1,413,802 shares of beneficial interest issued
     and outstanding)                                                                    $       7.55
                                                                                         ============

* On sales of $50,000 or more, the sales charge will be reduced.

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2003 (UNAUDITED)

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $1,486)                                   $   106,282
Interest                                                                                       8,847
Other                                                                                            158
                                                                                         -----------
     Total Income                                                                            115,287
                                                                                         -----------
EXPENSES:
Investment Advisory Fee                                                                      282,114
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C of
   $41,104, $165,137 and $46,600, respectively)                                              252,841
Shareholder Services                                                                         169,350
Custody                                                                                       16,514
Legal                                                                                          8,850
Directors' Fees and Related Expenses                                                           8,255
Other                                                                                        109,254
                                                                                         -----------
     Total Expenses                                                                          847,178
     Expense Reduction                                                                        75,560
     Less Credits Earned on Cash Balances                                                        305
                                                                                         -----------
     Net Expenses                                                                            771,313
                                                                                         -----------
NET INVESTMENT LOSS                                                                      $  (656,026)
                                                                                         ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
   Investments                                                                           $ 7,368,226
   Foreign Currency Transactions                                                                  26
                                                                                         -----------
Net Realized Gain                                                                          7,368,252
                                                                                         -----------
Unrealized Appreciation/Depreciation:
   Beginning of the Period                                                                 7,301,727
   End of the Period                                                                      12,917,596
                                                                                         -----------
Net Unrealized Appreciation During the Period                                              5,615,869
                                                                                         -----------
NET REALIZED AND UNREALIZED GAIN                                                         $12,984,121
                                                                                         ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS                                               $12,328,095
                                                                                         ===========

                                               SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                                            SIX MONTHS ENDED       YEAR ENDED
                                                                           DECEMBER 31, 2003    JUNE 30, 2003
                                                                           ----------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss                                                           $  (656,026)       $ (1,048,468)
Net Realized Gain/Loss                                                          7,368,252          (8,053,234)
Net Unrealized Appreciation During the Period                                   5,615,869           7,309,994
                                                                              -----------        ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES                            12,328,095          (1,791,708)
                                                                              -----------        ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold                                                      27,019,413          38,271,037
Cost of Shares Repurchased                                                     (8,587,210)        (47,318,940)
                                                                              -----------        ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS                             18,432,203          (9,047,903)
                                                                              -----------        ------------
TOTAL INCREASE/DECREASE IN NET ASSETS                                          30,760,298         (10,839,611)

NET ASSETS:
Beginning of the Period                                                        60,164,577          71,004,188
                                                                              -----------        ------------
End of the Period (Including accumulated net investment
  loss of $687,496 and $31,470, respectively)                                 $90,924,875        $ 60,164,577
                                                                              ===========        ============

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS                    THE FOLLOWING SCHEDULE PRESENTS
(UNAUDITED)                             FINANCIAL HIGHLIGHTS FOR ONE SHARE OF
                                        THE FUND OUTSTANDING THROUGHOUT THE
                                        PERIODS INDICATED.

                                                                                             OCTOBER 25, 1999
                                              SIX                                             (COMMENCEMENT
                                             MONTHS                                           OF INVESTMENT
                                             ENDED             YEAR ENDED JUNE 30,            OPERATIONS) TO
CLASS A SHARES                            DECEMBER 31,  ----------------------------------       JUNE 30,
                                            2003 (a)    2003 (a)     2002 (a)      2001(a)       2000 (a)
                                          -------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD                                $  6.53      $  6.51     $   9.49     $  13.37       $  10.00
                                            -------      -------     --------     --------       --------
  Net Investment Loss                          (.05)        (.09)        (.10)        (.14)          (.09)
  Net Realized and Unrealized
    Gain/Loss                                  1.30          .11        (2.88)       (3.57)          3.46
                                            -------      -------     --------     --------       --------
Total from Investment
  Operations                                   1.25          .02        (2.98)       (3.71)          3.37
Less Distributions from
  Net Realized Gain                             -0-          -0-          -0-         (.17)           -0-
                                            -------      -------     --------     --------       --------
NET ASSET VALUE, END OF
  THE PERIOD                                $  7.78      $  6.53     $   6.51     $   9.49       $  13.37
                                            =======      =======     ========     ========       ========

Total Return* (b)                            19.14%**      0.15%      -31.30%      -28.03%         33.70%**
Net Assets at End of
  the Period (In millions)                  $  43.1      $  24.7     $   29.3     $   44.7       $   38.4
Ratio of Expenses to
  Average Net Assets*                         1.62%        1.75%        1.58%        1.58%          1.63%
Ratio of Net Investment Loss
  to Average Net Assets*                     (1.31%)      (1.50%)      (1.29%)      (1.20%)        (1.04%)
Portfolio Turnover                              66%**       197%         209%         146%           103%**

* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to
  Average Net Assets                          1.82%        1.87%          N/A          N/A            N/A
Ratio of Net Investment Loss to
  Average Net Assets                         (1.51%)      (1.62%)         N/A          N/A            N/A

** Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or a contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A=Not Applicable.

                                               SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS                    THE FOLLOWING SCHEDULE PRESENTS
(UNAUDITED)                             FINANCIAL HIGHLIGHTS FOR ONE SHARE OF
                                        THE FUND OUTSTANDING THROUGHOUT THE
                                        PERIODS INDICATED.

                                                                                             OCTOBER 25, 1999
                                              SIX                                             (COMMENCEMENT
                                             MONTHS                                           OF INVESTMENT
                                             ENDED             YEAR ENDED JUNE 30,            OPERATIONS) TO
CLASS B SHARES                            DECEMBER 31,  ----------------------------------       JUNE 30,
                                            2003 (a)    2003 (a)     2002 (a)      2001(a)       2000 (a)
                                          -------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                             $  6.36      $  6.40     $   9.38     $  13.31       $  10.00
                                            -------      -------     --------     --------       --------
  Net Investment Loss                          (.07)        (.13)        (.15)        (.22)          (.16)
  Net Realized and Unrealized
    Gain/Loss                                  1.26          .09        (2.83)       (3.54)          3.47
                                            -------      -------     --------     --------       --------
Total from Investment
  Operations                                   1.19         (.04)       (2.98)       (3.76)          3.31
Less Distributions from
  Net Realized Gain                             -0-          -0-          -0-         (.17)           -0-
                                            -------      -------     --------     --------       --------
NET ASSET VALUE, END OF
  THE PERIOD                                $  7.55      $  6.36     $   6.40     $   9.38       $  13.31
                                            =======      =======     ========     ========       ========

Total Return* (b)                            18.71%**     -0.63%      -31.77%      -28.53%         33.10%**
Net Assets at End of
  the Period (In millions)                  $  37.1      $  27.3     $   30.4     $   46.8       $   40.5
Ratio of Expenses to
  Average Net Assets*                         2.38%        2.51%        2.33%        2.33%          2.38%
Ratio of Net Investment Loss
  to Average Net Assets*                     (2.07%)      (2.26%)      (2.04%)      (1.95%)        (1.83%)
Portfolio Turnover                              66%**       197%         209%         146%           103%**

* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to
  Average Net Assets                          2.58%        2.63%          N/A          N/A            N/A
Ratio of Net Investment Loss
  to Average Net Assets                      (2.27%)      (2.38%)         N/A          N/A            N/A

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A=Not Applicable.

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS                    THE FOLLOWING SCHEDULE PRESENTS
(UNAUDITED)                             FINANCIAL HIGHLIGHTS FOR ONE SHARE OF
                                        THE FUND OUTSTANDING THROUGHOUT THE
                                        PERIODS INDICATED.

                                                                                             OCTOBER 25, 1999
                                              SIX                                             (COMMENCEMENT
                                             MONTHS                                           OF INVESTMENT
                                             ENDED             YEAR ENDED JUNE 30,            OPERATIONS) TO
CLASS C SHARES                            DECEMBER 31,  ----------------------------------       JUNE 30,
                                            2003 (a)    2003 (a)     2002 (a)      2001(a)       2000 (a)
                                          -------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD                                $  6.37      $  6.39     $   9.38     $  13.33       $  10.00
                                            -------      -------     --------     --------       --------
  Net Investment Loss                          (.07)        (.12)        (.15)        (.22)          (.16)
  Net Realized and Unrealized
    Gain/Loss                                  1.25          .10        (2.84)       (3.56)          3.49
                                            -------      -------     --------     --------       --------
Total from Investment
  Operations                                   1.18         (.02)       (2.99)       (3.78)          3.33
Less Distributions from
  Net Realized Gain                             -0-          -0-          -0-         (.17)           -0-
                                            -------      -------     --------     --------       --------
NET ASSET VALUE, END OF
  THE PERIOD                                $  7.55      $  6.37     $   6.39     $   9.38       $  13.33
                                            =======      =======     ========     ========       ========

Total Return* (b)                            18.52%**     -0.31%(c)   -31.88%      -28.64%         33.30%**
Net Assets at End of
  the Period (In millions)                  $  10.7      $   8.1     $   11.2     $   21.6       $   20.0
Ratio of Expenses to
  Average Net Assets*                         2.38%        2.41%(d)     2.33%        2.33%          2.38%
Ratio of Net Investment Loss
  to Average Net Assets*                     (2.07%)      (2.07%)(c)   (2.04%)      (1.95%)        (1.81%)
Portfolio Turnover                              66%**       197%         209%         146%           103%**

* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to
  Average Net Assets                          2.58%        2.53%(d)       N/A          N/A            N/A
Ratio of Net Investment Loss
  to Average Net Assets                      (2.27%)      (2.19%)(c)      N/A          N/A            N/A

** Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Certain non-recurring payments were made to Class C Shares, resulting in an increase to the Total Return and Ratio of Net Investment Loss to Average Net Assets of .07% and .08%, respectively.

(d) The Ratio of Expenses to Average Net Assets reflects the refund of certain 12b-1 fees during the period.

N/A=Not Applicable.

                                               SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2003 (UNAUDITED)


1. SIGNIFICANT ACCOUNTING POLICIES
The Van Kampen Mid Cap Growth Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's primary investment objective is to seek to achieve long-term growth. The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of common stocks and other equity securities of medium-sized companies that the Fund's investment adviser believes have long-term growth potential. The Fund commenced operations on October 25, 1999. Effective November 30, 2003, the Fund's investment adviser, Van Kampen Investment Advisory Corp. merged into its affiliate, Van Kampen Asset Management.
     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sales price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Forward foreign currency contracts are valued using quoted foreign exchange rates. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
     The Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the fund.

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2003 (UNAUDITED)

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees, which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.
     The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2003, the Fund had an accumulated capital loss carryforward for tax purposes of $76,085,149, which will expire between June 30, 2009 and June 30, 2011.
     At December 31, 2003, the cost and related gross unrealized appreciation and depreciation are as follows:

      Cost of investments for tax purposes                              $78,392,346
                                                                        ===========
      Gross tax unrealized appreciation                                 $13,513,355
      Gross tax unrealized depreciation                                    (707,172)
                                                                        -----------
      Net tax unrealized appreciation on investments                    $12,806,183
                                                                        ===========

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income, as necessary and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.
     Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions.

F. EXPENSE REDUCTIONS During the six months ended December 31, 2003, the Fund's custody fee was reduced by $305 as a result of credits earned on cash balances.

G. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS The Fund may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation/depreciation on foreign currency translation.

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2003 (UNAUDITED)

     Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date security and income transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investments advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                               % PER ANNUM
First $500 million                                        .75%
Next $500 million                                         .70%
Over $1 billion                                           .65%

     For the six months ended December 31, 2003, the Fund recognized expenses of approximately $900, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.
     Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended December 31, 2003, the Fund recognized expenses of approximately $15,300, representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of "Other" and "Legal" expenses, respectively, on the Statement of Operations.
     Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended December 31, 2003, the Fund recognized expenses of approximately $135,400 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Directors.
     The Adviser has agreed to reimburse the Fund to the extent the total accounting, transfer agency and sub-transfer agency fees exceed 0.25% of the average daily net assets of the Fund. For the six months ended December 31, 2003, the Adviser voluntarily waived $75,560 of these fees. This reimbursement is voluntary in nature and can be discontinued at the Adviser's discretion.
     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2003 (UNAUDITED)

     The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the shares of those funds selected by the directors. Investments in such funds of $21,999 are included in "Other" assets on the Statement of Assets and Liabilities at December 31, 2003. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.
     For the six months ended December 31, 2003, the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of Van Kampen, totaling $648.

3.  CAPITAL TRANSACTIONS
At December 31, 2003, capital aggregated $65,581,337, $62,399,623 and
$22,562,885 for Classes A, B, and C, respectively. For the six months ended December 31, 2003, transactions were as follows:

                                                               SHARES        VALUE
Sales:
  Class A                                                     2,355,741   $17,448,431
  Class B                                                     1,038,726     7,302,448
  Class C                                                       315,675     2,268,534
                                                             ----------   -----------
Total Sales                                                   3,710,142   $27,019,413
                                                             ==========   ===========
Repurchases:
  Class A                                                      (603,881)  $(4,445,550)
  Class B                                                      (404,345)   (2,861,891)
  Class C                                                      (181,812)   (1,279,769)
                                                             ----------   -----------
Total Repurchases                                            (1,190,038)  $(8,587,210)
                                                             ==========   ===========

     At June 30, 2003, capital aggregated $52,578,456, $57,959,066 and
$21,574,120 for Classes A, B, and C, respectively. For the year ended June 30, 2003, transactions were as follows:

                                                               SHARES        VALUE
Sales:
  Class A                                                     5,267,227   $30,341,607
  Class B                                                       973,198     5,588,809
  Class C                                                       412,272     2,340,621
                                                             ----------   -----------
Total Sales                                                   6,652,697   $38,271,037
                                                             ==========   ===========

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2003 (UNAUDITED)

                                                               SHARES        VALUE
Repurchases:
  Class A                                                    (5,980,989)  $(34,307,496)
  Class B                                                    (1,442,937)    (8,046,436)
  Class C                                                      (891,987)    (4,965,008)
                                                             ----------   ------------
Total Repurchases                                            (8,315,913)  $(47,318,940)
                                                             ==========   ============

     Class B Shares automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. For the six months ended December 31, 2003 and year ended June 30, 2003, 7,114 and 29,285 Class B Shares converted to Class A Shares, respectively, and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                                               CONTINGENT DEFERRED
                                                                  SALES CHARGE
                                                                 AS A PERCENTAGE
                                                                OF DOLLAR AMOUNT
                                                                SUBJECT TO CHARGE
                                                             -----------------------
YEAR OF REDEMPTION                                           CLASS B         CLASS C
First                                                         5.00%           1.00%
Second                                                        4.00%            None
Third                                                         3.00%            None
Fourth                                                        2.50%            None
Fifth                                                         1.50%            None
Thereafter                                                     None            None

     For the six months ended December 31, 2003, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $37,100 and CDSC on redeemed shares of Classes B and C of approximately $37,600. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $64,590,254 and $48,228,917, respectively.

5. DISTRIBUTIONS AND SERVICE PLANS
With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Class A Shares, Class B Shares and Class C Shares; the provision of ongoing

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2003 (UNAUDITED)

shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.
     Annual fees under the Plans of up to 0.25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. The amount of distribution expenses incurred by Van Kampen and not yet reimbursed ("unreimbursed receivable") was approximately $1,446,000 and $1,600 for Class B and Class C Shares, respectively. This amount may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, any excess 12b-1 fees will be refunded to the Fund on a quarterly basis.
     Included in the fees for the six months ended December 31, 2003 are payments retained by Van Kampen of approximately $136,700 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $15,300.

6. FUND MERGER
On November 3, 2003, the Directors of Van Kampen Mid Cap Growth Fund ("Target Fund") announced its intention to merge the Target Fund into the Van Kampen Growth Fund ("Acquiring Fund"). The Directors and Trustees of each of the funds have approved in principle an agreement and plan of reorganization between the funds providing for a transfer of assets and liabilities of the Target Fund to the Acquiring Fund in exchange for shares of beneficial interest of the Acquiring Fund (the "Reorganization"). The Reorganization is subject to the approval by the shareholders of the Target Fund.

7. LEGAL MATTERS
The Adviser, certain affiliates of the Adviser and certain investment companies advised by the Adviser or its affiliates, including the Fund, are named as defendants in a number of recently filed, similar class action complaints. These complaints generally allege that defendants, including the Fund, violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Adviser and certain affiliates of the Adviser allegedly offered economic incentives to brokers and others to steer investors to the funds advised by the Adviser or its affiliates rather than funds managed by other companies, and (ii) that the funds advised by the Adviser or its affiliates, including the Fund, allegedly paid excessive commissions to brokers in return for their alleged efforts to steer investors to these funds. The complaints seek, among other things, unspecified compensatory damages, rescissionary damages, fees and costs. The defendants intend to move to dismiss these actions and otherwise vigorously to defend them. While the Fund believes that it has meritorious defenses, the ultimate outcome of these matters is not presently determinable at this early stage of the litigation, and no provision has been made in the Fund's financial statements for the effect, if any, of these matters.

BOARD OF DIRECTORS AND IMPORTANT ADDRESSES
VAN KAMPEN MID CAP GROWTH FUND


BOARD OF DIRECTORS

DAVID C. ARCH

J. MILES BRANAGAN

JERRY D. CHOATE

ROD DAMMEYER

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

HOWARD J KERR

MITCHELL M. MERIN*

JACK E. NELSON

RICHARD F. POWERS, III*

HUGO F. SONNENSCHEIN

WAYNE W. WHALEN* - Chairman

SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, NY 10020

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1221 Avenue of the Americas
New York, NY 10020

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 N. Stetson Avenue
Chicago, IL 60601

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

YOUR NOTES

VAN KAMPEN
PRIVACY NOTICE

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you conduct with us, our affiliates, or third parties. We may also collect information you provide when using our Web site, and text files (also known as "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc.,
   Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.


                                          Van Kampen Funds Inc.
                                          1 Parkview Plaza, P.O. Box 5555
                                          Oakbrook Terrace, IL 60181-5555

                                          www.vankampen.com

                          [VAN KAMPEN INVESTMENTS LOGO]

                          GENERATIONS OF EXPERIENCE(SM)


                     Copyright(C)2004 Van Kampen Funds Inc. All rights reserved. 74, 174, 274 Member NASD/SIPC.
                     MCG SAR 2/04  13669B04-AP-2/04

VAN KAMPEN
VALUE FUND


SEMIANNUAL REPORT


DECEMBER 31, 2003

[PHOTO OF MAN FISHING]

[PHOTO OF MAN/WOMAN DANCING AT WEDDING]

[PHOTO OF MAN/GIRL SAILING]

[PHOTO OF MAN/WOMAN WALKING]

ENJOY LIFE'S TRUE WEALTH


[VANKAMPEN INVESTMENTS LOGO]

GENERATIONS OF EXPERIENCE(SM)

PRIVACY NOTICE INFORMATION ON THE BACK.

WELCOME, SHAREHOLDER

In this report, you'll learn about how your investment in Van Kampen Value Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of December 31, 2003.


This material must be preceded or accompanied by a prospectus for the fund being offered.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the fund will achieve its investment objective. The fund is subject to market risk which is the possibility that the market values of securities owned by the fund will decline and, therefore, the value of the fund shares may be less than what you paid for them. Accordingly, you can lose money investing in this fund. Please see the prospectus for more complete information on investment risks.

     NOT FDIC INSURED     OFFER NO BANK GUARANTEE     MAY LOSE VALUE
     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY      NOT A DEPOSIT

PERFORMANCE SUMMARY


AVERAGE ANNUAL TOTAL RETURNS

                                   A SHARES            B SHARES              C SHARES
                                SINCE 07/07/97      SINCE 07/07/97        SINCE 07/07/97
--------------------------------------------------------------------------------------------
 AVERAGE ANNUAL              W/O SALES   W/SALES   W/O SALES   W/SALES   W/O SALES   W/SALES
 TOTAL RETURNS                CHARGES    CHARGES    CHARGES    CHARGES    CHARGES    CHARGES
 Since Inception                 2.78%      1.85%      1.97%      1.97%      2.05%      2.05%

 5-year                          3.74       2.51       2.92       2.65       3.01       3.01

 1-year                         33.75      26.12      32.65      27.65      33.41      32.41

 6-month                        16.76      10.05      16.32      11.32      16.35      15.35


Past performance is no guarantee of future results. Investment return and principal value will fluctuate, and fund shares, when redeemed, may be worth more or less than their original cost. The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses.

As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and 1.00 percent for Class B and C shares. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the fund's returns would have been lower.

The Standard & Poor's 500 Index is generally representative of the U.S. stock market. The S&P Barra Value Index is constructed by dividing the stocks in the S&P 500 Index according to a single attribute of price-to-book ratio. The index contains companies with lower price-to-book ratios, and is capitalization weighted. The indexes do not include any expenses, fees or sales charges, which would lower performance. The indexes are unmanaged and should not be considered an investment.

FUND REPORT
FOR THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2003

Van Kampen Value Fund is managed by the adviser's Multi-Cap Value team.(1) Current members include B. Robert Baker, Jr., Managing Director; Jason S. Leder, Executive Director; and Kevin C. Holt, Executive Director.

MARKET CONDITIONS

The period was a strong six months for the stock market, with the Standard & Poor's 500 Index rising more than 15 percent. Equities across the board gained ground, with large-cap value stocks doing especially well in the fourth quarter. Despite their generally strong performance, however, large-cap value stocks trailed their small- and mid-cap counterparts.

The rise in stock prices accompanied the gathering evidence of a strengthening economy. Low interest rates continued to be a major factor in the economic recovery. Just before the reporting period began, the Federal Reserve Board lowered short-term interest rates to just 1 percent, a 45-year record. Low rates made it easier for consumers to borrow and companies to invest in their businesses. As the year went on, inflation--always one of the Fed's main concerns--remained under control. This allowed the Fed to make clear its intention to keep rates low "for an extended period."

Against this backdrop, the U.S. economy enjoyed impressive performance toward the end of the year. For example, during the third quarter of 2003--the latest period for which data was available as of this discussion--the U.S. economy grew
8.2 percent, its fastest quarterly expansion in nearly 20 years.

PERFORMANCE ANALYSIS

With a six-month total return of nearly 17 percent (Class A shares unadjusted for sales charge), the fund outperformed one of its benchmarks, the Standard & Poor's 500 Index, which gained 15 percent, but underperformed its other benchmark, the S&P Barra Value Index, which gained more than 17 percent.

Total return for the six-month period ended December 31, 2003

   CLASS A    CLASS B   CLASS C   STANDARD & POOR'S 500 INDEX    S&P BARRA VALUE INDEX
   16.76%     16.32%    16.35%              15.14%                      17.37%

The performance for the three share classes varies because each has different expenses. The fund's total-return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definitions.

(1)Team members may change at any time without notice.

Some of the fund's materials stocks made a significant positive contribution to results. Because the materials sector tends to be highly sensitive to the economy, many stocks in this area performed very well as the strength of the economic recovery became more evident. One particularly successful holding for the fund was Dow Chemical, the largest chemical company in the United States. Dow's once-depressed stock price rose along with expectations for future earnings growth. Another strong contributor in the materials sector was International Paper, which benefited from increased demand for paper and forest products.

The fund also was helped by the performance of oil- and gas-services company Schlumberger. As the economic environment for oil-service and drilling stocks improved, Schlumberger rose off of a very low valuation. Rising commodity prices also helped the stock, as did confidence surrounding the company's new management team.

On the negative side, two large drug manufacturers, Merck and Wyeth, were significant laggards during the past year. Merck faced concerns about losing market share to competitors in sales of key drugs, and about its ongoing management strategy. Investors also were disappointed in the strength of Merck's new-product pipeline, especially after two significant drugs were pulled from FDA phase III trials in the fourth quarter of 2003. Wyeth, meanwhile, faced potentially higher-than-expected liability from litigation involving the company's diet drug, Pondimin.

TOP 10 HOLDINGS AS OF 12/31/03

Sprint Corp                        4.8%
Halliburton Co                     4.3
Bristol-Myers Squibb Co            4.0
Freddie Mac                        3.8
Schlumberger Ltd                   3.6
Verizon Communications, Inc        3.4
Dow Chemical Co                    2.8
Kroger Co                          2.6
SBC Communications Inc             2.6
GlaxoSmithKline plc                2.5

TOP 10 INDUSTRIES AS OF 12/31/03

Pharmaceuticals                    11.5%
Integrated Telecomm Services       10.9
Oil & Gas Equipment & Services      7.9
Electric Utilities                  4.9
Diversified Banks                   4.7
Diversified Chemicals               4.6
Thrifts & Mortgage Finance          4.4
Property & Casualty                 4.3
Paper Products                      4.2
Integrated Oil & Gas                4.1


Subject to change daily. All percentages are as a percentage of long-term investments. Provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned or securities in the industries shown above. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

A third disappointing stock for the fund during the past six months was Verizon, the nation's largest local-phone service provider. The company was hurt by falling revenues in its core wireline-communications business. It also faced pressures stemming from the implementation of a labor contract with its customer-service representatives. As of the end of the period, the fund continued to own Verizon because we believed that the company still had a cheap valuation and that its negative fundamentals were more than fully reflected in that valuation.

Please note that in early 2004, shareholders of Van Kampen Value Fund will be asked to approve a merger into Van Kampen Comstock Fund. The merger has been approved by each fund's board of directors/trustees. The same team manages both funds according to a value-oriented strategy, and we believe this reorganization should mean lower expense ratios for shareholders of Van Kampen Value Fund.

THERE IS NO GUARANTEE THAT THE SECURITIES MENTIONED WILL CONTINUE TO PERFORM WELL OR BE HELD BY THE FUND IN THE FUTURE.

ANNUAL HOUSEHOLDING NOTICE

     To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

PROXY VOTING POLICIES AND PROCEDURES

     A description of the fund's policies and procedures with respect to the voting of proxies relating to the fund's portfolio securities is available without charge, upon request, by calling 1-800-847-2424. This information is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS               THE FOLLOWING PAGES DETAIL YOUR FUND'S
DECEMBER 31, 2003 (UNAUDITED)         PORTFOLIO OF INVESTMENTS AT THE END OF THE
                                      REPORTING PERIOD.

                                                                                    MARKET
DESCRIPTION                                                           SHARES         VALUE
COMMON STOCKS  93.1%
ALUMINUM  0.9%
Alcoa, Inc.                                                            38,400    $    1,459,200
                                                                                 --------------
APPAREL & ACCESSORIES  0.9%
Jones Apparel Group, Inc.                                              39,200         1,381,016
                                                                                 --------------
APPAREL RETAIL  0.3%
Limited Brands                                                         29,800           537,294
                                                                                 --------------
AUTOMOBILE MANUFACTURERS  0.6%
General Motors Corp.                                                   17,500           934,500
                                                                                 --------------
BROADCASTING & CABLE TV  1.5%
Clear Channel Communications, Inc.                                     19,700           922,551
Liberty Media Corp., Class A (a)                                      122,400         1,455,336
                                                                                 --------------
                                                                                      2,377,887
                                                                                 --------------
COMMUNICATIONS EQUIPMENT  0.6%
Ericsson, Class B--ADR (Sweden) (a)                                    15,100           267,270
JDS Uniphase Corp. (a)                                                 48,500           177,025
Nokia Oyj--ADR (Finland)                                               29,800           506,600
                                                                                 --------------
                                                                                        950,895
                                                                                 --------------
COMPUTER HARDWARE  2.2%
Hewlett-Packard Co.                                                   118,600         2,724,242
International Business Machines Corp.                                   8,400           778,512
                                                                                 --------------
                                                                                      3,502,754
                                                                                 --------------
COMPUTER STORAGE & PERIPHERALS  0.6%
Lexmark International, Inc., Class A (a)                               11,600           912,224
                                                                                 --------------
CONSUMER FINANCE  0.5%
Capital One Financial Corp.                                            13,400           821,286
                                                                                 --------------
DATA PROCESSING & OUTSOURCING SERVICES  0.3%
SunGard Data Systems, Inc. (a)                                         18,300           507,093
                                                                                 --------------
DEPARTMENT STORES  1.1%
Federated Department Stores, Inc.                                      23,300         1,098,129
May Department Stores Co.                                              21,000           610,470
                                                                                 --------------
                                                                                      1,708,599
                                                                                 --------------

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2003 (UNAUDITED)

                                                                                    MARKET
DESCRIPTION                                                           SHARES         VALUE
DIVERSIFIED BANKS  4.4%
Bank of America Corp.                                                  44,500    $    3,579,135
Wells Fargo & Co.                                                      55,800         3,286,062
                                                                                 --------------
                                                                                      6,865,197
                                                                                 --------------
DIVERSIFIED CAPITAL MARKETS  0.4%
J.P. Morgan Chase & Co.                                                17,500           642,775
                                                                                 --------------
DIVERSIFIED CHEMICALS  4.3%
Dow Chemical Co.                                                       97,600         4,057,232
Du Pont (E.I.) de Nemours & Co.                                        41,100         1,886,079
PPG Industries, Inc.                                                   12,600           806,652
                                                                                 --------------
                                                                                      6,749,963
                                                                                 --------------
DRUG RETAIL  0.6%
CVS Corp.                                                              24,900           899,388
                                                                                 --------------
ELECTRIC UTILITIES  4.6%
American Electric Power Co., Inc.                                      20,700           631,557
Centerpoint Energy, Inc.                                               47,900           464,151
FirstEnergy Corp.                                                      86,000         3,027,200
Scottish Power Plc--ADR (United Kingdom)                               17,700           481,086
TXU Corp.                                                             110,100         2,611,572
                                                                                 --------------
                                                                                      7,215,566
                                                                                 --------------
ELECTRONIC MANUFACTURING SERVICES  0.7%
Flextronics International Ltd. (Singapore) (a)                         45,800           679,672
Jabil Circuit, Inc. (a)                                                11,900           336,770
                                                                                 --------------
                                                                                      1,016,442
                                                                                 --------------
FOOD RETAIL  2.4%
Kroger Co. (a)                                                        204,100         3,777,891
                                                                                 --------------
HEALTH CARE DISTRIBUTORS  0.6%
AmerisourceBergen Corp.                                                16,800           943,320
                                                                                 --------------
HEALTH CARE FACILITIES  0.9%
Tenet Healthcare Corp. (a)                                             90,100         1,446,105
                                                                                 --------------
HOUSEHOLD PRODUCTS  2.1%
Kimberly-Clark Corp.                                                   55,700         3,291,313
                                                                                 --------------
INTEGRATED OIL & GAS  3.8%
BP Plc--ADR (United Kingdom)                                           49,100         2,423,085
ConocoPhillips                                                         23,400         1,534,338
Total SA--ADR (France) (a)                                             21,900         2,025,969
                                                                                 --------------
                                                                                      5,983,392
                                                                                 --------------

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2003 (UNAUDITED)

                                                                                    MARKET
DESCRIPTION                                                           SHARES         VALUE
INTEGRATED TELECOMMUNICATION SERVICES  10.1%
Amdocs Ltd. (Guernsey) (a)                                              9,100    $      204,568
SBC Communications, Inc.                                              144,100         3,756,687
Sprint Corp.                                                          427,600         7,021,192
Verizon Communications, Inc.                                          140,900         4,942,772
                                                                                 --------------
                                                                                     15,925,219
                                                                                 --------------
INVESTMENT BANKING & BROKERAGE  0.5%
Goldman Sachs Group, Inc.                                               3,000           296,190
Merrill Lynch & Co., Inc.                                               8,900           521,985
                                                                                 --------------
                                                                                        818,175
                                                                                 --------------
IT CONSULTING & OTHER SERVICES  0.2%
Affiliated Computer Services, Inc., Class A (a)                         5,400           294,084
                                                                                 --------------
LIFE & HEALTH INSURANCE  1.3%
Metlife, Inc.                                                          27,800           936,026
Torchmark Corp.                                                        24,300         1,106,622
                                                                                 --------------
                                                                                      2,042,648
                                                                                 --------------
MANAGED HEALTH CARE  1.3%
Aetna, Inc.                                                            29,000         1,959,820
                                                                                 --------------
MOVIES & ENTERTAINMENT  2.0%
Walt Disney Co.                                                       136,300         3,179,879
                                                                                 --------------
MULTI-UTILITIES & UNREGULATED POWER  0.5%
Constellation Energy Group, Inc.                                        8,100           317,196
Public Service Enterprise Group, Inc.                                  10,800           473,040
                                                                                 --------------
                                                                                        790,236
                                                                                 --------------
OIL & GAS DRILLING  2.9%
GlobalSantaFe Corp.                                                   100,200         2,487,966
Transocean, Inc. (a)                                                   87,700         2,105,677
                                                                                 --------------
                                                                                      4,593,643
                                                                                 --------------
OIL & GAS EQUIPMENT & SERVICES  7.4%
Halliburton Co.                                                       243,500         6,331,000
Schlumberger Ltd.                                                      95,500         5,225,760
                                                                                 --------------
                                                                                     11,556,760
                                                                                 --------------
OTHER DIVERSIFIED FINANCIAL SERVICES   1.9%
Citigroup, Inc.                                                        61,800         2,999,772
                                                                                 --------------
PACKAGED FOODS  2.1%
Kraft Foods, Inc.                                                      40,200         1,295,244
Sara Lee Corp.                                                         30,400           659,984
Unilever NV (Netherlands)                                              21,600         1,401,840
                                                                                 --------------
                                                                                      3,357,068
                                                                                 --------------

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2003 (UNAUDITED)

                                                                                    MARKET
DESCRIPTION                                                           SHARES         VALUE
PAPER PRODUCTS  3.9%
Georgia-Pacific Corp.                                                  88,000    $    2,698,960
International Paper Co.                                                79,700         3,435,867
                                                                                 --------------
                                                                                      6,134,827
                                                                                 --------------
PHARMACEUTICALS  10.7%
Bristol-Myers Squibb Co.                                              204,000         5,834,400
GlaxoSmithKline Plc--ADR (United Kingdom)                              77,400         3,608,388
Merck & Co., Inc.                                                      17,500           808,500
Pfizer, Inc.                                                           69,200         2,444,836
Roche Holdings, Inc.--ADR (Switzerland)                                18,100         1,814,525
Schering-Plough Corp.                                                  84,600         1,471,194
Wyeth, Inc.                                                            18,500           785,325
                                                                                 --------------
                                                                                     16,767,168
                                                                                 --------------
PHOTOGRAPHIC PRODUCTS  0.5%
Eastman Kodak Co.                                                      31,700           813,739
                                                                                 --------------
PROPERTY & CASUALTY  4.0%
Allstate Corp.                                                         49,600         2,133,792
AMBAC Financial Group, Inc.                                            16,700         1,158,813
Berkshire Hathaway, Inc., Class B (a)                                     100           281,500
Chubb Corp.                                                            31,900         2,172,390
Travelers Property Casualty Corp., Class A                             30,500           511,790
Travelers Property Casualty Corp., Class B                              3,200            54,304
                                                                                 --------------
                                                                                      6,312,589
                                                                                 --------------
RAILROADS  0.6%
Burlington Northern Santa Fe Corp.                                     30,200           976,970
                                                                                 --------------
REGIONAL BANKS  1.7%
PNC Financial Services Group, Inc.                                     35,400         1,937,442
SunTrust Banks, Inc.                                                   10,300           736,450
                                                                                 --------------
                                                                                      2,673,892
                                                                                 --------------
RESTAURANTS  0.4%
Darden Restaurants, Inc.                                               30,300           637,512
                                                                                 --------------
SEMICONDUCTOR EQUIPMENT  0.1%
Novellus Systems, Inc. (a)                                              5,200           218,660
                                                                                 --------------
SEMICONDUCTORS  0.1%
Intel Corp.                                                             4,400           141,680
                                                                                 --------------
SPECIALTY CHEMICALS  0.5%
Rohm & Haas Co.                                                        19,000           811,490
                                                                                 --------------

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2003 (UNAUDITED)

                                                                                    MARKET
DESCRIPTION                                                           SHARES         VALUE
SPECIALTY STORES  0.3%
Boise Cascade Corp.                                                    15,000    $      492,900
                                                                                 --------------
SYSTEMS SOFTWARE  0.5%
Check Point Software Technologies, Ltd. (Israel) (a)                   13,600           228,752
Microsoft Corp.                                                        17,600           484,704
                                                                                 --------------
                                                                                        713,456
                                                                                 --------------
THRIFTS & MORTGAGE FINANCE  4.1%
Fannie Mae                                                             10,800           810,648
Freddie Mac                                                            95,800         5,587,056
                                                                                 --------------
                                                                                      6,397,704
                                                                                 --------------
TOBACCO  1.2%
Altria Group, Inc.                                                     34,800         1,893,816
                                                                                 --------------
TOTAL LONG-TERM INVESTMENTS  93.1%
  (Cost $131,529,872)                                                               146,427,807
                                                                                 --------------
REPURCHASE AGREEMENT  6.7%
State Street Bank & Trust Co. ($10,614,000 par
  collateralized by U.S. Government obligations in a pooled
  cash account, dated 12/31/03, to be sold on 01/02/04 at
  $10,614,383) (Cost $10,614,000)                                                    10,614,000
                                                                                 --------------
TOTAL INVESTMENTS  99.8%
  (Cost $142,143,872)                                                               157,041,807

OTHER ASSETS IN EXCESS OF LIABILITIES  0.2%                                             254,200
                                                                                 --------------

NET ASSETS  100.0%                                                               $  157,296,007
                                                                                 ==============

(a) Non-income producing security as this stock currently does not declare dividends.

ADR--American Depository Receipt

                                               SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2003 (UNAUDITED)

ASSETS:
Total Investments (Cost $142,143,872)                                         $ 157,041,807
Cash                                                                                    278
Receivables:
   Fund Shares Sold                                                                 384,668
   Investments Sold                                                                 308,794
   Dividends                                                                        282,228
   Interest                                                                             191
Other                                                                                50,985
                                                                              -------------
     Total Assets                                                               158,068,951
                                                                              -------------
LIABILITIES:
Payables:
   Fund Shares Repurchased                                                          328,250
   Distributor and Affiliates                                                       174,860
   Investment Advisory Fee                                                           93,876
Accrued Expenses                                                                    109,045
Directors' Deferred Compensation and Retirement Plans                                66,913
                                                                              -------------
     Total Liabilities                                                              772,944
                                                                              -------------
NET ASSETS                                                                    $ 157,296,007
                                                                              =============
NET ASSETS CONSIST OF:
Capital (Par value of $.001 per share with 1,125,000,000 shares authorized)   $ 167,678,940
Net Unrealized Appreciation                                                      14,897,935
Accumulated Undistributed Net Investment Income                                     192,806
Accumulated Net Realized Loss                                                   (25,473,674)
                                                                              -------------
NET ASSETS                                                                    $ 157,296,007
                                                                              =============
MAXIMUM OFFERING PRICE PER SHARE:
   Class A Shares:
     Net asset value and redemption price per share (Based on net assets of
     $81,393,468 and 7,128,906 shares of beneficial interest issued
     and outstanding)                                                         $       11.42
     Maximum sales charge (5.75%* of offering price)                                    .70
                                                                              -------------
     Maximum offering price to public                                         $       12.12
                                                                              =============
   Class B Shares:
     Net asset value and offering price per share (Based on net assets of
     $60,182,173 and 5,448,739 shares of beneficial interest issued
     and outstanding)                                                         $       11.05
                                                                              =============
   Class C Shares:
     Net asset value and offering price per share (Based on net assets of
     $15,720,366 and 1,416,717 shares of beneficial interest issued
     and outstanding)                                                         $       11.10
                                                                              =============

* On sales of $50,000 or more, the sales charge will be reduced.

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2003 (UNAUDITED)

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $12,459)                       $   1,521,001
Interest                                                                             16,734
                                                                              -------------
     Total Income                                                                 1,537,735
                                                                              -------------
EXPENSES:
Investment Advisory Fee                                                             559,717
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C of
   $84,190, $290,032 and $70,975, respectively)                                     445,197
Shareholder Services                                                                213,787
Custody                                                                              10,879
Directors' Fees and Related Expenses                                                 10,018
Legal                                                                                 8,691
Other                                                                               117,387
                                                                              -------------
     Total Expenses                                                               1,365,676
     Expense Fee Reduction ($40,647 Investment Advisory Fee and
       $38,120 Other)                                                                78,767
     Less Credits Earned on Cash Balances                                               261
                                                                              -------------
     Net Expenses                                                                 1,286,648
                                                                              -------------
NET INVESTMENT INCOME                                                         $     251,087
                                                                              =============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain                                                             $  24,209,384
                                                                              -------------
Unrealized Appreciation/Depreciation:
   Beginning of the Period                                                       17,603,453
   End of the Period                                                             14,897,935
                                                                              -------------
Net Unrealized Depreciation During the Period                                    (2,705,518)
                                                                              -------------
NET REALIZED AND UNREALIZED GAIN                                              $  21,503,866
                                                                              =============
NET INCREASE IN NET ASSETS FROM OPERATIONS                                    $  21,754,953
                                                                              =============

                                               SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                                          YEAR ENDED      YEAR ENDED
                                                                      DECEMBER 31, 2003  JUNE 30, 2003
                                                                      --------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income                                                   $     251,087    $     437,869
Net Realized Gain/Loss                                                     24,209,384      (28,743,740)
Net Unrealized Appreciation/Depreciation During the Period                 (2,705,518)      17,610,628
                                                                        -------------    -------------
Change in Net Assets from Operations                                       21,754,953      (10,695,243)
                                                                        -------------    -------------

Distributions from Net Investment Income:
   Class A Shares                                                            (456,803)             -0-
   Class B Shares                                                                 -0-              -0-
   Class C Shares                                                                 -0-              -0-
                                                                        -------------    -------------
Total Distributions                                                          (456,803)             -0-
                                                                        -------------    -------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES                        21,298,150      (10,695,243)
                                                                        -------------    -------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold                                                  24,324,349       70,689,240
Net Asset Value of Shares Issued Through
   Dividend Reinvestment                                                      430,802              -0-
Cost of Shares Repurchased                                                (16,221,051)     (92,028,713)
                                                                        -------------    -------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS                          8,534,100      (21,339,473)
                                                                        -------------    -------------
TOTAL INCREASE/DECREASE IN NET ASSETS                                      29,832,250      (32,034,716)

NET ASSETS:
Beginning of the Period                                                   127,463,757      159,498,473
                                                                        -------------    -------------
End of the Period (Including accumulated undistributed
   net investment income of $192,806 and
   $398,522, respectively)                                              $ 157,296,007    $ 127,463,757
                                                                        =============    =============

SEE NOTES TO FINANCIAL STATEMENTS

                                      THE FOLLOWING SCHEDULE PRESENTS FINANCIAL
FINANCIAL HIGHLIGHTS                  HIGHLIGHTS FOR ONE SHARE OF THE FUND
(UNAUDITED)                           OUTSTANDING THROUGHOUT THE PERIODS
                                      INDICATED.

                                  SIX
                                MONTHS
                                 ENDED                            YEAR ENDED JUNE 30,
                              DECEMBER 31,   -----------------------------------------------------------
CLASS A SHARES                  2003 (a)     2003 (a)     2002 (a)     2001 (a)    2000 (a)     1999 (a)
                              --------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                 $   9.84     $  10.25     $  12.05     $   9.07    $  10.88     $  10.53
                                --------     --------     --------     --------    --------     --------
  Net Investment Income              .04          .06          .03          .05         .05          .07
  Net Realized and Unrealized
    Gain/Loss                       1.61         (.47)       (1.83)        2.94       (1.85)         .51
                                --------     --------     --------     --------    --------     --------
Total from Investment
  Operations                        1.65         (.41)       (1.80)        2.99       (1.80)         .58
                                --------     --------     --------     --------    --------     --------
Less:
  Distributions from
    Net Investment Income            .07          -0-          -0-          .01         .01          .06
  Distributions from
    Net Realized Gain                -0-          -0-          -0-          -0-         -0-          .17
                                --------     --------     --------     --------    --------     --------
Total Distributions                  .07          -0-          -0-          .01         .01          .23
                                --------     --------     --------     --------    --------     --------
NET ASSET VALUE,
  END OF THE PERIOD             $  11.42     $   9.84     $  10.25     $  12.05    $   9.07     $  10.88
                                ========     ========     ========     ========    ========     ========

Total Return *(b)                 16.76%**     -4.00%      -15.01%       33.06%     -16.56%        5.83%
Net Assets at End of
  the Period (In millions)      $   81.4     $   56.7     $   61.9     $   66.4    $   52.6     $   95.2
Ratio of Expenses to Average
  Net Assets *                     1.45%        1.45%        1.45%        1.45%       1.45%        1.45%
Ratio of Net Investment
  Income to Average
  Net Assets *                      .76%         .73%         .27%         .42%        .49%         .74%
Portfolio Turnover                   89%**        74%          43%         100%        104%          64%

* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average
  Net Assets (c)                   1.56%        1.59%        1.45%        1.47%       1.53%        1.48%
Ratio of Net Investment Income
  to Average Net Assets (c)          65%         .59%         .27%         .40%        .41%         .73%

**  Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) For the year ended June 30, 2002, the impact on the Ratio of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than .01%.

                                               SEE NOTES TO FINANCIAL STATEMENTS

                                      THE FOLLOWING SCHEDULE PRESENTS FINANCIAL
FINANCIAL HIGHLIGHTS                  HIGHLIGHTS FOR ONE SHARE OF THE FUND
(UNAUDITED)                           OUTSTANDING THROUGHOUT THE PERIODS
                                      INDICATED.

                                  SIX
                                MONTHS
                                 ENDED                          YEAR ENDED JUNE 30,
CLASS B SHARES                 DECEMBER 31,  -----------------------------------------------------------
                                2003 (a)     2003 (a)     2002 (a)     2001 (a)    2000 (a)     1999 (a)
                               -------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                 $   9.50     $   9.96     $  11.85     $   8.98    $  10.84     $  10.51
                                --------     --------     --------     --------    --------     --------
  Net Investment Loss                -0-(c)       -0-(c)      (.05)        (.03)       (.03)         -0-(c)
  Net Realized and Unrealized
    Gain/Loss                       1.55         (.46)       (1.84)        2.90       (1.83)         .51
                                --------     --------     --------     --------    --------     --------
Total from Investment
  Operations                        1.55         (.46)       (1.89)        2.87       (1.86)         .51
                                --------     --------     --------     --------    --------     --------
Less:
  Distributions from
    Net Investment Income            -0-          -0-          -0-          -0-         -0-          .01
  Distributions from
    Net Realized Gain                -0-          -0-          -0-          -0-         -0-          .17
                                --------     --------     --------     --------    --------     --------
Total Distributions                  -0-          -0-          -0-          -0-         -0-          .18
                                --------     --------     --------     --------    --------     --------
NET ASSET VALUE,
  END OF THE PERIOD             $  11.05     $   9.50     $   9.96     $  11.85    $   8.98     $  10.84
                                ========     ========     ========     ========    ========     ========

Total Return *(b)                 16.32%**     -4.62%      -15.95%       31.96%     -17.16%        5.02%
Net Assets at End of
  the Period (In millions)      $   60.2     $   56.7     $   79.3     $   94.6    $   70.4     $  128.0
Ratio of Expenses to Average
  Net Assets *                     2.20%        2.20%        2.20%        2.20%       2.20%        2.20%
Ratio of Net Investment
  Loss to Average Net Assets *     (.02%)       (.02%)       (.44%)       (.33%)      (.26%)       (.03%)
Portfolio Turnover                   89%**        74%          43%         100%        104%          64%

* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average
  Net Assets                        2.31%       2.34%        2.21%        2.22%       2.28%        2.23%
Ratio of Net Investment Loss
  to Average Net Assets             (.13%)      (.16%)       (.45%)       (.35%)      (.34%)       (.05%)

**  Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Amount is less than $0.01 per share.

SEE NOTES TO FINANCIAL STATEMENTS

                                      THE FOLLOWING SCHEDULE PRESENTS FINANCIAL
FINANCIAL HIGHLIGHTS                  HIGHLIGHTS FOR ONE SHARE OF THE FUND
(UNAUDITED)                           OUTSTANDING THROUGHOUT THE PERIODS
                                      INDICATED.

                                   SIX
                                 MONTHS
                                  ENDED                              YEAR ENDED JUNE 30,
CLASS C SHARES                 DECEMBER 31,   -----------------------------------------------------------
                                2003 (a)      2003 (a)     2002 (a)     2001 (a)    2000 (a)     1999 (a)
                               --------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                 $   9.54      $   9.96     $  11.84     $   8.97    $  10.83     $  10.50
                                --------      --------     --------     --------    --------     --------
  Net Investment Income/Loss         -0-(c)        .04         (.05)        (.04)       (.03)         -0-(c)
  Net Realized and Unrealized
    Gain/Loss                       1.56          (.46)       (1.83)        2.91       (1.83)         .51
                                --------      --------     --------     --------    --------     --------
Total from Investment
  Operations                        1.56          (.42)       (1.88)        2.87       (1.86)         .51
                                --------      --------     --------     --------    --------     --------
Less:
  Distributions from
    Net Investment Income            -0-           -0-          -0-          -0-         -0-          .01
  Distributions from
    Net Realized Gain                -0-           -0-          -0-          -0-         -0-          .17
                                --------      --------     --------     --------    --------     --------
Total Distributions                  -0-           -0-          -0-          -0-         -0-          .18
                                --------      --------     --------     --------    --------     --------
NET ASSET VALUE,
  END OF THE PERIOD             $  11.10      $   9.54     $   9.96     $  11.84    $   8.97     $  10.83
                                ========      ========     ========     ========    ========     ========

Total Return *(b)                 16.35%**      -4.22%(d)   -15.95%       32.11%     -17.17%        5.13%
Net Assets at End of
  the Period (In millions)      $   15.7      $   14.1     $   18.3     $   21.7    $   14.6     $   29.1
Ratio of Expenses to Average
  Net Assets *                     2.20%(f)      2.20%(e)     2.20%        2.20%       2.20%        2.20%
Ratio of Net Investment
  Income/Loss to Average
  Net Assets *                     (.01%)(f)      .52%(d)     (.44%)       (.33%)      (.29%)       (.02%)
Portfolio Turnover                   89%**         74%          43%         100%        104%          64%

* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average
  Net Assets                       2.29%(f)      2.34%(e)     2.21%        2.22%       2.28%        2.23%
Ratio of Net Investment Income/
  Loss to Average Net Assets       (.10%)(f)      .38%(d)    (.45%)       (.35%)       (.37%)       (.03%)

**  Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Amount is less than $0.01 per share.

(d) Certain non-recurring payments were made to Class C Shares, resulting in an increase to the Total Return and Ratio of Net Investment Income to Average Net Assets of .46% and .55%, respectively.

(e) The Ratio of Expenses to Average Net Assets reflects the refund of certain 12b-1 fees during the period.

(f) The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect the refund of certain 12b-1 fees during the period.

                                               SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2003 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

The Van Kampen Value Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in a diversified portfolio of common stocks and other equity securities which are deemed by the Fund's investment adviser to be relatively undervalued based upon various measures such as price-to-earnings ratios and price-to-book ratios. The Fund commenced operations on July 7, 1997. Effective November 30, 2003, the Fund's investment adviser, Van Kampen Investment Advisory Corp. merged into its affiliate, Van Kampen Asset Management.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the year. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange are valued at the latest quoted sales price. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Listed and unlisted securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     The Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the "Adviser"), or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2003 (UNAUDITED)

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees, which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

     The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2003, the Fund had an accumulated capital loss carryforward for tax purposes of $39,373,892, which will expire between June 30, 2007 and June 30, 2011.

     At December 31, 2003, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes                               $142,683,874
                                                                   ============
Gross tax unrealized appreciation                                  $ 14,968,176
Gross tax unrealized depreciation                                     (610,243)
                                                                   ------------
Net tax unrealized appreciation on investments                     $ 14,357,933
                                                                   ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends quarterly from net investment income, as necessary. Net realized gains, if any are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

     As of June 30, 2003, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income                                          $456,779

     Net realized gains or losses may differ for financial and tax reporting purposes as a result of losses relating to wash sale transactions.

F. EXPENSE REDUCTIONS During the six months ended December 31, 2003, the Fund's custody fee was reduced by $261 as a result of credits earned on cash balances.

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2003 (UNAUDITED)

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                             % PER ANNUM
First $500 million                                                       .80%
Next $500 million                                                        .75%
Over $1 billion                                                          .70%

     For the six months ended December 31, 2003, the Adviser waived $40,647 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

     For the six months ended December 31, 2003, the Fund recognized expenses of approximately $4,100, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

     Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended December 31, 2003, the Fund recognized expenses of approximately $13,200, representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of "Other" and "Legal" expenses, respectively, on the Statement of Operations.

     Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended December 31, 2003, the Fund recognized expenses of approximately $175,100 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Directors.

     The Adviser has agreed to reimburse the Fund to the extent the total accounting, transfer agency and sub-transfer agency fees exceed 0.25% of the average daily net assets of the Fund. For the six months ended December 31, 2003, the Adviser reimbursed $38,120 of these fees. This reimbursement is voluntary in nature and can be discontinued at the Adviser's discretion.

     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen. The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the shares of those funds selected by the directors. Investments in such funds of $39,204 are included in "Other" assets on the Statement of Assets and Liabilities at December 31, 2003. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

     For the six months ended December 31, 2003, the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of Van Kampen, totaling $1,373.

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2003 (UNAUDITED)

3. CAPITAL TRANSACTIONS

At December 31, 2003, capital aggregated $80,777,047, $69,086,684 and
$17,815,209 for Classes A, B, and C, respectively. For the six months ended December 31, 2003, transactions were as follows:

                                                       SHARES          VALUE
Sales:
   Class A                                            1,922,237    $ 20,168,989
   Class B                                              292,649       2,971,792
   Class C                                              116,130       1,183,568
                                                     ----------    ------------
Total Sales                                           2,331,016    $ 24,324,349
                                                     ==========    ============

Dividend Reinvestment:
   Class A                                               39,779    $    430,802
   Class B                                                  -0-             -0-
   Class C                                                  -0-             -0-
                                                     ----------    ------------
Total Dividend Reinvestment                              39,779    $    430,802
                                                     ==========    ============

Repurchases:
   Class A                                             (595,127)   $ (6,251,988)
   Class B                                             (813,138)     (8,205,639)
   Class C                                             (174,813)     (1,763,424)
                                                     ----------    ------------
Total Repurchases                                    (1,583,078)   $(16,221,051)
                                                     ==========    ============

     At June 30, 2003, capital aggregated $66,429,244, $74,320,531 and
$18,395,065 for Classes A, B, and C, respectively. For the year ended June 30, 2003, transactions were as follows:

                                                       SHARES          VALUE
Sales:
   Class A                                            7,094,544    $ 60,880,013
   Class B                                              897,664       7,386,059
   Class C                                              295,721       2,423,168
                                                    -----------    ------------
Total Sales                                           8,287,929    $ 70,689,240
                                                    ===========    ============

Repurchases:
   Class A                                           (7,377,029)   $(62,880,560)
   Class B                                           (2,889,487)    (23,787,137)
   Class C                                             (653,678)     (5,361,016)
                                                    -----------    ------------
Total Repurchases                                   (10,920,194)   $(92,028,713)
                                                    ===========    ============

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2003 (UNAUDITED)

     Class B Shares and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. For the six months ended December 31, 2003 and year ended June 30, 2003, 26,366 and 22,238 Class B Shares , respectively converted to Class A Shares and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a CDSC. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                                            CONTINGENT DEFERRED
                                                                SALES CHARGE
                                                              AS A PERCENTAGE
                                                              OF DOLLAR AMOUNT
                                                             SUBJECT TO CHARGE
                                                            --------------------
YEAR OF REDEMPTION                                          CLASS B      CLASS C
First                                                        5.00%        1.00%
Second                                                       4.00%        None
Third                                                        3.00%        None
Fourth                                                       2.50%        None
Fifth                                                        1.50%        None
Thereafter                                                   None         None

     For the six months ended December 31, 2003, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $53,300 and CDSC on redeemed shares of approximately $31,700. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $122,019,769 and $119,408,212, respectively.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2003 (UNAUDITED)

     Annual fees under the Plans of up to 0.25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. The amount of distribution expenses incurred by Van Kampen and not yet reimbursed ("unreimbursed receivable") was approximately $1,455,100 and $0 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, any excess 12b-1 fees will be refunded to the Fund on a quarterly basis.

     Included in these fees for the six months ended December 31, 2003, are payments retained by Van Kampen of approximately $229,800 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $45,700.

6. FUND MERGER

On November 3, 2003, the Directors of Van Kampen Value Fund ("Target Fund") announced its intention to merge the Target Fund into the Van Kampen Comstock Fund ("Acquiring Fund"). The Trustees and Directors of each of the funds have approved in principle an agreement and plan of reorganization between the funds providing for a transfer of assets and liabilities of the Target Fund to the Acquiring Fund in exchange for shares of beneficial interest of the Acquiring Fund (the "Reorganization"). The Reorganization is subject to the approval by the shareholders of the Target Fund.

7. LEGAL MATTERS

The Adviser, certain affiliates of the Adviser and certain investment companies advised by the Adviser or its affiliates, including the Fund, are named as defendants in a number of recently filed, similar class action complaints. These complaints generally allege that defendants, including the Fund, violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Adviser and certain affiliates of the Adviser allegedly offered economic incentives to brokers and others to steer investors to the funds advised by the Adviser or its affiliates rather than funds managed by other companies, and (ii) that the funds advised by the Adviser or its affiliates, including the Fund, allegedly paid excessive commissions to brokers in return for their alleged efforts to steer investors to these funds. The complaints seek, among other things, unspecified compensatory damages, rescissionary damages, fees and costs. The defendants intend to move to dismiss these actions and otherwise vigorously to defend them. While the Fund believes that it has meritorious defenses, the ultimate outcome of these matters is not presently determinable at this early stage of the litigation, and no provision has been made in the Fund's financial statements for the effect, if any, of these matters.

BOARD OF DIRECTORS AND IMPORTANT ADDRESSES
VAN KAMPEN VALUE FUND

BOARD OF DIRECTORS

DAVID C. ARCH

J. MILES BRANAGAN

JERRY D. CHOATE

ROD DAMMEYER

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

HOWARD J KERR

MITCHELL M. MERIN *

JACK E. NELSON

RICHARD F. POWERS, III *

HUGO F. SONNENSCHEIN

WAYNE W. WHALEN* - Chairman

SUZANNE H. WOOLSEY


INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1221 Avenue of the Americas
New York, New York 10020

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110


LEGAL COUNSEL

SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601


* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

YOUR NOTES

VAN KAMPEN
PRIVACY NOTICE

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you conduct with us, our affiliates, or third parties. We may also collect information you provide when using our Web site, and text files (also known as "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

*  Includes Van Kampen Investments Inc., Van Kampen Asset Management,
   Van Kampen Advisors Inc., Van Kampen Funds Inc.,
   Van Kampen Investor Services Inc., Van Kampen System Inc. and
   Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.


                                          Van Kampen Funds Inc.
                                          1 Parkview Plaza, P.O. Box 5555
                                          Oakbrook Terrace, IL 60181-5555
                                          www.vankampen.com


                          [VAN KAMPEN INVESTMENTS LOGO]

                          GENERATIONS OF EXPERIENCE(SM)

                    Copyright (C)2004 Van Kampen Funds Inc. All rights reserved. Member NASD/SIPC. 467, 567, 667
                    MSVL ANR SAR 2/04  13663B04-AP-2/04

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. [Reserved.]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. [Reserved.]

Item 9. Controls and Procedures

(a) The Trust's principal executive officer and principal financial officer have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 10. Exhibits.

(a) Code of Ethics - Not applicable for semi-annual reports.

(b)(1) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.
(b)(2) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)     Van Kampen Series Funds, Inc.
            ---------------------------------------

By: /s/ Ronald E. Robison
   -----------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: February 18, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Ronald E. Robison
   ------------------------------------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: February 18, 2004

By: /s/ John L. Sullivan
   ------------------------------------------------
Name: John L. Sullivan
Title: Principal Financial Officer
Date: February 18, 2004